UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31, 2012

Date of reporting period: January 1, 2012 – December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholder s under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Series Fund, Inc.

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Series Fund, Inc.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent product information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Asset Allocation HLS Fund IB	15.80%	3.71%
Barclays U.S. Aggregate Index	4.22%	5.94%
Citigroup Broad Investment-Grade Bond Index	4.23%	6.03%
S&P 500 Index	15.99%	2.91%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Index (formerly known as Barclays Capital U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.86% and the gross total annual operating expense ratio for Class IB shares was 1.26%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 15.80% for the twelve-month period ended December 31, 2012, versus the returns of 15.99% for the S&P 500 Index, 4.23% for the Citigroup Broad Investment-Grade Bond Index and 4.22% for the Barclays U.S. Aggregate Index. The Fund outperformed the 13.50% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

2

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Blue Chip Income and Growth HLS Fund IB	13.53%	1.63%
S&P 500 Index	15.99%	2.91%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.99% and the gross total annual operating expense ratio for Class IB shares was 1.49%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned 13.53% for the twelve-month period ended December 31, 2012, versus the return of 15.99% for the S&P 500 Index. The Fund underperformed the 15.02% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

3

American Funds Bond HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks to maximize current income and preservation of capital.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Bond HLS Fund IB	5.01%	3.77%
Barclays U.S. Aggregate Index	4.22%	5.94%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Index (formerly known as Barclays Capital U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.92% and the gross total annual operating expense ratio for Class IB shares was 1.17%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Bond HLS Fund returned 5.01% for the twelve-month period ended December 31, 2012, versus the return of 4.22% for the Barclays U.S. Aggregate Index. The Fund underperformed the 7.66% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

4

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks a high level of total return over the long term.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Global Bond HLS Fund IB	5.83%	4.84%
Barclays Global Aggregate Index	4.32%	4.82%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Index (formerly known as Barclays Capital Aggregate Index) represents the global investment-grade fixed-income markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.12% and the gross total annual operating expense ratio for Class IB shares was 1.62%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Global Bond HLS Fund returned 5.83% for the twelve-month period ended December 31, 2012, versus the return of 4.32% for the Barclays Global Aggregate Index. The Fund underperformed the 9.42% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

5

American Funds Global Growth and Income HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks growth of capital over time and current income.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Global Growth and Income HLS Fund IB	17.30%	0.96%
MSCI All Country World Index	16.80%	0.23%
MSCI World Index	16.54%	0.25%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.15% and the gross total annual operating expense ratio for Class IB shares was 1.70%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned 17.30% for the twelve-month period ended December 31, 2012, versus the return of 16.80% for the MSCI All Country World Index and 16.54% for the MSCI World Index. The Fund underperformed the 17.34% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

6

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks long-term growth of capital.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Global Growth HLS Fund IB	22.19%	2.51%
MSCI All Country World Index	16.80%	0.23%
MSCI World Index	16.54%	0.25%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.12% and the gross total annual operating expense ratio for Class IB shares was 1.87%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth HLS Fund returned 22.19% for the twelve-month period ended December 31, 2012, versus the return of 16.80% for the MSCI All Country World Index and 16.54% for the MSCI World Index. The Fund outperformed the 19.02% average return of the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

7

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Global Small Capitalization HLS Fund IB	17.85%	-1.09%
MSCI All Country World Small Cap Index	18.63%	4.01%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.30% and the gross total annual operating expense ratio for Class IB shares was 1.85%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned 17.85% for the twelve-month period ended December 31, 2012, versus the return of 18.63% for the MSCI All Country World Small Cap Index. The Fund outperformed the 17.34% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

8

American Funds Growth HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks growth of capital

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Growth HLS Fund IB	17.56%	1.78%
S&P 500 Index	15.99%	2.91%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.88% and the gross total annual operating expense ratio for Class IB shares was 1.38%.Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Growth HLS Fund returned 17.56% for the twelve-month period ended December 31, 2012, versus the return of 15.99% for the S&P 500 Index. The Fund outperformed the 16.00% average return of the Lipper Large Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

9

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks long-term growth of capital and income over time.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds Growth-Income HLS Fund IB	17.16%	1.74%
S&P 500 Index	15.99%	2.91%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.81% and the gross total annual operating expense ratio for Class IB shares was 1.26%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds Growth-Income HLS Fund returned 17.16% for the twelve-month period ended December 31, 2012, versus the return of 15.99% for the S&P 500 Index. The Fund outperformed the 15.02% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

10

American Funds International HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks long-term growth of capital over time.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds International HLS Fund IB	17.58%	-1.37%
MSCI All Country World ex USA Index	17.39%	-1.87%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.07% and the gross total annual operating expense ratio for Class IB shares was 1.67%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds International HLS Fund returned 17.58% for the twelve-month period ended December 31, 2012, versus the return of 17.39% for the MSCI All Country World ex USA Index. The Fund outperformed the 17.56% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

11

American Funds New World HLS Fund inception 4/30/2008
(advised by Hartford Funds Management Company, LLC)

Investment Goal: Seeks long-term capital appreciation.

Performance Overview 4/30/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
American Funds New World HLS Fund IB	17.47%	1.26%
MSCI All Country World Index	16.80%	0.23%
MSCI Emerging Markets Index	18.63%	0.15%

▲	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund's current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 1.34% and the gross total annual operating expense ratio for Class IB shares was 2.19%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated by the Fund or its Board of Directors if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB Shares of the American Funds New World HLS Fund returned 17.47% for the twelve-month period ended December 31, 2012, versus the returns of 16.80% for the MSCI All Country World Index and 18.63% for the MSCI Emerging Markets Index. The Fund underperformed the 18.23% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

12

American Funds Asset Allocation HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,507	American Funds Insurance Series - Asset
	Allocation Fund Class 1		$64,627

	Total investment companies
	(cost $51,629)		$64,627

	Total investments
	(cost $51,629) ▲	100.0%	$64,627
	Other assets and liabilities	—%	(11)
	Total net assets	100.0%	$64,616

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $53,460 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,167
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,167

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$64,627
Total	$64,627

American Funds Blue Chip Income and Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,973	American Funds Insurance Series - Blue
	Chip Income and Growth Fund Class 1		$39,928

	Total investment companies
	(cost $32,604)		$39,928

	Total investments
	(cost $32,604) ▲	100.0%	$39,928
	Other assets and liabilities	—%	(8)
	Total net assets	100.0%	$39,920

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $33,603 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,325
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,325

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$39,928
Total	$39,928

The accompanying notes are an integral part of these financial statements.

13

American Funds Bond HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
17,629	American Funds Insurance Series - Bond
	Fund Class 1		$199,036

	Total investment companies
	(cost $186,977)		$199,036

	Total investments
	(cost $186,977) ▲	100.0%	$199,036
	Other assets and liabilities	—%	(28)
	Total net assets	100.0%	$199,008

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $187,814 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,222
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,222

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$199,036
Total	$199,036

American Funds Global Bond HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,101	American Funds Insurance Series - Global
	Bond Fund Class 1		$38,201

	Total investment companies
	(cost $36,126)		$38,201

	Total investments
	(cost $36,126) ▲	100.0%	$38,201
	Other assets and liabilities	—%	(8)
	Total net assets	100.0%	$38,193

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $36,178 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,023
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,023

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$38,201
Total	$38,201

The accompanying notes are an integral part of these financial statements.

14

American Funds Global Growth and Income HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
7,097	American Funds Insurance Series - Global
	Growth and Income Fund Class 1		$74,940

	Total investment companies
	(cost $52,924)		$74,940

	Total investments
	(cost $52,924) ▲	100.0%	$74,940
	Other assets and liabilities	–%	(13)
	Total net assets	100.0%	$74,927

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $54,819 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,121
Unrealized Depreciation	—
Net Unrealized Appreciation	$20,121

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$74,940
Total	$74,940

American Funds Global Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES – 100.0%
1,232	American Funds Insurance Series – Global
	Growth Fund Class 1		$29,062

	Total investment companies
	(cost $20,966)		$29,062

	Total investments
	(cost $20,966) ▲	100.0%	$29,062
	Other assets and liabilities	–%	(7)
	Total net assets	100.0%	$29,055

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $22,557 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,505
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,505

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities – Level 1	$29,062
Total	$29,062

The accompanying notes are an integral part of these financial statements.

15

American Funds Global Small Capitalization HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
2,673	American Funds Insurance Series - Global
	Small Capitalization Fund Class 1		$53,891

	Total investment companies
	(cost $43,540)		$53,891

	Total investments
	(cost $43,540) ▲	100.0%	$53,891
	Other assets and liabilities	—%	(10)
	Total net assets	100.0%	$53,881

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $45,941 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,950
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,950

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$53,891
Total	$53,891

American Funds Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
5,483	American Funds Insurance Series - Growth
	Fund Class 1		$333,933

	Total investment companies
	(cost $213,488)		$333,933

	Total investments
	(cost $213,488) ▲	100.0%	$333,933
	Other assets and liabilities	—%	(44)
	Total net assets	100.0%	$333,889

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $222,632 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$111,301
Unrealized Depreciation	—
Net Unrealized Appreciation	$111,301

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$333,933
Total	$333,933

The accompanying notes are an integral part of these financial statements.

16

American Funds Growth-Income HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
4,762	American Funds Insurance Series -
	Growth-Income Fund Class 1		$183,245

	Total investment companies
	(cost $129,701)		$183,245

	Total investments
	(cost $129,701) ▲	100.0%	$183,245
	Other assets and liabilities	—%	(25)
	Total net assets.	100.0%	$183,220

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $133,571 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,674
Unrealized Depreciation	—
Net Unrealized Appreciation	$49,674

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$183,245
Total	$183,245

American Funds International HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
12,745	American Funds Insurance Series -
	International Fund Class 1		$225,329

	Total investment companies
	(cost $186,019)		$225,329

	Total investments
	(cost $186,019) ▲	100.0%	$225,329
	Other assets and liabilities	—%	(31)
	Total net assets	100.0%	$225,298

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $192,048 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,281
Unrealized Depreciation	—
Net Unrealized Appreciation	$33,281

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$225,329
Total	$225,329

The accompanying notes are an integral part of these financial statements.

17

American Funds New World HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
2,255	American Funds Insurance Series - New
	World Fund Class 1		$51,706

	Total investment companies
	(cost $42,205)		$51,706

	Total investments
	(cost $42,205) ▲	100.0%	$51,706
	Other assets and liabilities	—%	(9)
	Total net assets	100.0%	$51,697

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $44,230 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,476
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,476

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2012, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$51,706
Total	$51,706

The accompanying notes are an integral part of these financial statements.

18

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19

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
December 31, 2012
(000’s Omitted)

	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund
Assets:
Investments in underlying funds, at market value @	$64,627	$39,928	$199,036
Receivables:
Investment securities sold	13	7	103
Fund shares sold	15	3	6
Other assets	5	4	9
Total assets	64,660	39,942	199,154
Liabilities:
Payables:
Fund shares redeemed	28	10	109
Investment management fees	8	6	19
Distribution fees	3	2	9
Accrued expenses	5	4	9
Total liabilities	44	22	146
Net assets	$64,616	$39,920	$199,008
Summary of Net Assets:
Capital stock and paid-in-capital	$47,904	$30,165	$177,476
Undistributed net investment income	1,042	628	4,314
Accumulated net realized gain (loss)	2,672	1,803	5,159
Unrealized appreciation of investments	12,998	7,324	12,059
Net assets	$64,616	$39,920	$199,008
Shares authorized	200,000	200,000	200,000
Par value	$0.001	$0.001	$0.001
Class IB: Net asset value per share	$11.04	$10.11	$10.52
Shares outstanding	5,852	3,949	18,920
Net assets	$64,616	$39,920	$199,008
@ Cost of underlying funds	$51,629	$32,604	$186,977

The accompanying notes are an integral part of these financial statements.

20

American Funds Global Bond HLS Fund	American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund

$38,201	$74,940	$29,062	$53,891	$333,933	$183,245	$225,329	$51,706

18	38	136	84	417	312	75	34
2	13	1	—	28	95	9	9
4	8	4	5	32	16	26	8
38,225	74,999	29,203	53,980	334,410	183,668	225,439	51,757

21	50	138	84	445	407	84	43
5	12	5	8	47	24	36	11
2	4	1	3	16	9	11	2
4	6	4	4	13	8	10	4
32	72	148	99	521	448	141	60
$38,193	$74,927	$29,055	$53,881	$333,889	$183,220	$225,298	$51,697

$33,563	$52,222	$20,664	$39,778	$210,155	$128,848	$185,242	$38,990
887	1,597	147	560	1,685	2,338	2,543	325
1,668	(908)	148	3,192	1,604	(1,510)	(1,797)	2,881
2,075	22,016	8,096	10,351	120,445	53,544	39,310	9,501
$38,193	$74,927	$29,055	$53,881	$333,889	$183,220	$225,298	$51,697
200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$11.10	$9.58	$10.45	$8.29	$10.45	$10.20	$8.73	$9.46
3,440	7,823	2,779	6,503	31,937	17,962	25,803	5,464
$38,193	$74,927	$29,055	$53,881	$333,889	$183,220	$225,298	$51,697
$36,126	$52,924	$20,966	$43,540	$213,488	$129,701	$186,019	$42,205

The accompanying notes are an integral part of these financial statements.

21

Hartford Series Fund, Inc.
Statements of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund
Investment Income:
Dividends from underlying funds	$1,407	$842	$5,405
Total investment income	1,407	842	5,405

Expenses:
Investment management fees	433	281	1,013
Distribution fees - Class IB	166	94	507
Custodian fees	1	1	1
Accounting services fees	7	4	20
Board of Directors' fees	2	1	6
Audit fees	10	10	11
Other expenses	12	10	40
Total expenses (before waivers)	631	401	1,598
Expense waivers	(266)	(187)	(507)
Total waivers	(266)	(187)	(507)
Total expenses, net	365	214	1,091
Net Investment Income	1,042	628	4,314

Net Realized Gain on Investments:
Capital gain distribution received from underlying funds	—	—	—
Net realized gain on investments in underlying funds	4,503	2,809	6,087
Net Realized Gain on Investments	4,503	2,809	6,087

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation (depreciation) of investments in underlying funds	4,256	1,230	(428)
Net Gain on Investments	8,759	4,039	5,659
Net Increase in Net Assets Resulting from Operations	$9,801	$4,667	$9,973

The accompanying notes are an integral part of these financial statements.

22

American Funds Global Bond HLS Fund	American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund

$942	$2,025	$323	$876	$3,503	$3,311	$3,741	$625
942	2,025	323	876	3,503	3,311	3,741	625

313	623	304	450	2,537	1,266	1,873	586
105	194	76	141	845	452	551	133
1	1	1	1	1	1	1	1
4	8	3	6	34	18	22	5
2	2	1	2	10	5	6	2
10	11	11	10	12	12	12	10
10	16	8	16	69	33	55	16
445	855	404	626	3,508	1,787	2,520	753
(209)	(428)	(228)	(310)	(1,691)	(814)	(1,322)	(453)
(209)	(428)	(228)	(310)	(1,691)	(814)	(1,322)	(453)
236	427	176	316	1,817	973	1,198	300
706	1,598	147	560	1,686	2,338	2,543	325

385	—	—	—	—	—	—	—
1,615	2,782	1,741	5,606	10,749	3,072	4,308	4,944
2,000	2,782	1,741	5,606	10,749	3,072	4,308	4,944

(311)	7,964	4,172	3,066	41,625	22,943	28,881	3,202
1,689	10,746	5,913	8,672	52,374	26,015	33,189	8,146
$2,395	$12,344	$6,060	$9,232	$54,060	$28,353	$35,732	$8,471

The accompanying notes are an integral part of these financial statements.

23

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	American Funds Asset Allocation HLS Fund		American Funds Blue Chip Income and Growth HLS Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$1,042	$1,027	$628	$467
Net realized gain (loss) on investments	4,503	68	2,809	322
Net unrealized appreciation (depreciation) of investments	4,256	(605)	1,230	(1,140)
Net Increase (Decrease) in Net assets Resulting from Operations	9,801	490	4,667	(351)
Distributions to Shareholders:
From net investment income
Class IB	(1,026)	(863)	(467)	(8)
From net realized gain on investments
Class IB	(140)	(5)	(266)	—
Total distributions	(1,166)	(868)	(733)	(8)
Capital Share Transactions:
Class IB
Sold	10,741	13,867	14,324	5,896
Issued on reinvestment of distributions	1,166	868	733	8
Redeemed	(20,282)	(8,327)	(11,496)	(7,150)
Net increase (decrease) from capital share transactions	(8,375)	6,408	3,561	(1,246)
Net increase (decrease) in net assets	260	6,030	7,495	(1,605)
Net Assets:
Beginning of period	64,356	58,326	32,425	34,030
End of period	$64,616	$64,356	$39,920	$32,425
Undistributed (distribution in excess of)
net investment income	$1,042	$1,026	$628	$467
Shares:
Class IB
Sold	1,021	1,409	1,460	650
Issued on reinvestment of distributions	109	94	73	1
Redeemed	(1,912)	(857)	(1,160)	(782)
Total share activity	(782)	646	373	(131)

The accompanying notes are an integral part of these financial statements.

24

American Funds Bond HLS Fund		American Funds Global Bond HLS Fund		American Funds Global Growth and Income HLS Fund		American Funds Global Growth HLS Fund
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$4,314	$5,360	$706	$1,075	$1,598	$1,975	$147	$313
6,087	4,436	2,000	1,051	2,782	(365)	1,741	309
(428)	2,021	(311)	(542)	7,964	(6,146)	4,172	(3,627)
9,973	11,817	2,395	1,584	12,344	(4,536)	6,060	(3,005)

(5,360)	(5,572)	(1,092)	(962)	(1,976)	(1,921)	(313)	(363)

(4,400)	(62)	(825)	(316)	—	—	(324)	—
(9,760)	(5,634)	(1,917)	(1,278)	(1,976)	(1,921)	(637)	(363)

33,978	34,811	3,834	13,479	4,117	4,913	2,125	4,927
9,760	5,634	1,917	1,278	1,976	1,921	637	363
(43,146)	(54,785)	(12,388)	(9,365)	(20,173)	(12,992)	(8,449)	(6,848)
592	(14,340)	(6,637)	5,392	(14,080)	(6,158)	(5,687)	(1,558)
805	(8,157)	(6,159)	5,698	(3,712)	(12,615)	(264)	(4,926)

198,203	206,360	44,352	38,654	78,639	91,254	29,319	34,245
$199,008	$198,203	$38,193	$44,352	$74,927	$78,639	$29,055	$29,319

$4,314	$5,360	$887	$1,091	$1,597	$1,975	$147	$313

3,188	3,348	342	1,191	452	547	219	508
943	541	177	113	221	234	65	42
(4,046)	(5,267)	(1,105)	(839)	(2,235)	(1,473)	(861)	(710)
85	(1,378)	(586)	465	(1,562)	(692)	(577)	(160)

The accompanying notes are an integral part of these financial statements.

25

Hartford Series Fund, Inc.
Statements of Changes in Net Assets – (continued)

(000’s Omitted)

	American Funds Global Small Capitalization HLS Fund		American Funds Growth HLS Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$560	$649	$1,686	$1,116
Net realized gain (loss) on investments	5,606	4,956	10,749	1,657
Net unrealized appreciation (depreciation) of investments	3,066	(18,721)	41,625	(16,989)
Net Increase (Decrease) in Net assets Resulting from Operations	9,232	(13,116)	54,060	(14,216)
Distributions to Shareholders:
From net investment income
Class IB	(648)	(866)	(1,117)	(10)
From net realized gain on investments
Class IB	(4,957)	(360)	(975)	—
Total distributions	(5,605)	(1,226)	(2,092)	(10)
Capital Share Transactions:
Class IB
Sold	3,154	9,505	33,586	32,641
Issued on reinvestment of distributions	5,605	1,226	2,092	10
Redeemed	(14,163)	(15,730)	(71,725)	(56,619)
Net increase (decrease) from capital share transactions	(5,404)	(4,999)	(36,047)	(23,968)
Net increase (decrease) in net assets	(1,777)	(19,341)	15,921	(38,194)
Net Assets:
Beginning of period	55,658	74,999	317,968	356,162
End of period	$53,881	$55,658	$333,889	$317,968
Undistributed (distribution in excess of)
net investment income	$560	$648	$1,685	$1,116
Shares:
Class IB
Sold	379	1,071	3,394	3,537
Issued on reinvestment of distributions	731	147	210	1
Redeemed	(1,717)	(1,667)	(7,202)	(5,986)
Total share activity	(607)	(449)	(3,598)	(2,448)

The accompanying notes are an integral part of these financial statements.

26

American Funds Growth-Income HLS Fund		American Funds International HLS Fund		American Funds New World HLS Fund
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$2,338	$2,243	$2,543	$3,474	$325	$836
3,072	(381)	4,308	(625)	4,944	3,019
22,943	(5,655)	28,881	(35,372)	3,202	(13,070)
28,353	(3,793)	35,732	(32,523)	8,471	(9,215)

(2,243)	(2)	(3,474)	(3,792)	(835)	(797)

—	—	—	—	(2,795)	—
(2,243)	(2)	(3,474)	(3,792)	(3,630)	(797)

25,921	15,378	20,802	35,399	6,030	9,630
2,243	2	3,474	3,792	3,630	797
(41,113)	(27,362)	(39,635)	(30,179)	(15,373)	(20,103)
(12,949)	(11,982)	(15,359)	9,012	(5,713)	(9,676)
13,161	(15,777)	16,899	(27,303)	(872)	(19,688)

170,059	185,836	208,399	235,702	52,569	72,257
$183,220	$170,059	$225,298	$208,399	$51,697	$52,569

$2,338	$2,243	$2,543	$3,474	$325	$835

2,678	1,719	2,601	4,305	658	982
226	—	432	488	417	88
(4,240)	(3,063)	(4,853)	(3,471)	(1,684)	(2,055)
(1,336)	(1,344)	(1,820)	1,322	(609)	(985)

The accompanying notes are an integral part of these financial statements.

27

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty portfolios, eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). These eleven portfolios of the Company are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

Each Fund operates in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ shareholder report, which accompanies this report.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of their financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that

28

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Funds’ shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on Valuation Date. Valuation of investments held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ shareholder report, accompanying this report.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2012, the Funds held no Level 3 securities, therefore no reconciliations of Level 3 securities are presented.

For additional information, refer to the investment valuation hierarchy level summary which follows the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the year ended December 31, 2012, there were no transfers between different hierarchy levels.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of

29

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

the close of each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Funds are exposed to the risks of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

30

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012			For the Year Ended December 31, 2011
	Ordinary Income	Long- Term Capital Gains(a)	Tax return of capital	Ordinary Income	Long- Term Capital Gains(a)	Tax return of capital
American Funds Asset Allocation HLS Fund	$1,026	$140	$—	$863	$5	$—
American Funds Blue Chip Income and Growth HLS Fund	467	266	—	8	—	—
American Funds Bond HLS Fund	5,360	4,400	—	5,572	62	—
American Funds Global Bond HLS Fund	1,092	825	—	962	316	—
American Funds Global Growth and Income HLS Fund	1,976	—	—	1,921	—	—
American Funds Global Growth HLS Fund	313	324	—	363	—	—
American Funds Global Small Capitalization HLS Fund	648	4,957	—	866	360	—
American Funds Growth HLS Fund	1,117	975	—	10	—	—
American Funds Growth-Income HLS Fund	2,243	—	—	2	—	—
American Funds International HLS Fund	3,474	—	—	3,792	—	—
American Funds New World HLS Fund	835	2,795	—	797	—	—

(a) The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2012, the components of distributable earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)@	Total Accumulated Earnings (Deficit)
American Funds Asset Allocation HLS Fund	$1,042	$4,503	$–	$11,167	$16,712
American Funds Blue Chip Income and Growth HLS Fund	628	2,802	–	6,325	9,755
American Funds Bond HLS Fund	4,314	5,996	–	11,222	21,532
American Funds Global Bond HLS Fund	887	1,720	–	2,023	4,630
American Funds Global Growth and Income HLS Fund	1,597	987	–	20,121	22,705
American Funds Global Growth HLS Fund	147	1,739	–	6,505	8,391
American Funds Global Small Capitalization HLS Fund	560	5,593	–	7,950	14,103
American Funds Growth HLS Fund	1,685	10,748	–	111,301	123,734
American Funds Growth-Income HLS Fund	2,338	2,360	–	49,674	54,372
American Funds International HLS Fund	2,543	4,232	–	33,281	40,056
American Funds New World HLS Fund	324	4,907	–	7,476	12,707

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for items such as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statement of

31

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Net Investment Income	Net Realized Gain (Loss)	Paid-in- Capital
American Funds Global Bond HLS Fund	$182	$(182)	$–

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Funds had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the following Funds utilized prior year capital loss carryforwards:

Amount
American Funds Global Growth and Income HLS Fund	$1,801
American Funds Growth-Income HLS Fund	782
American Funds International HLS Fund	304

f)	Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end December 31, 2012. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Funds’ investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Funds’ investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees paid under, the Funds’ investment management agreements; or (ii) the day-to-day management of the Funds. The investment manager has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

32

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the year ended December 31, 2012. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*	The investment manager has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with the investment manager, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Funds. HLIC provided accounting services for the Funds for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Funds or the fees charged to the Funds for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Funds, HFMC provides accounting services to the Funds and receives monthly compensation of 0.01% of each Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)	Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Funds’ Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $2. These fees are accrued daily and paid monthly.

d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Funds’ principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Funds. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor that may be

33

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the year ended December 31, 2012, aggregate purchases and sales of investments in underlying funds (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
American Funds Asset Allocation HLS Fund	$9,135	$17,641
American Funds Blue Chip Income and Growth HLS Fund	11,921	8,471
American Funds Bond HLS Fund	31,058	35,918
American Funds Global Bond HLS Fund	3,329	10,799
American Funds Global Growth and Income HLS Fund	3,942	18,406
American Funds Global Growth HLS Fund	1,130	7,313
American Funds Global Small Capitalization HLS Fund	2,373	12,830
American Funds Growth HLS Fund	14,401	50,859
American Funds Growth-Income HLS Fund	15,730	28,589
American Funds International HLS Fund	15,348	31,643
American Funds New World HLS Fund	4,074	13,100

7.	Line of Credit:

The Funds, along with several other Hartford funds, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Funds did not have any borrowings under this facility.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

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35

Hartford Series Fund, Inc.
Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Un- realized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Invest- ment Income	Distrib- utions from Realized Capital Gains	Total Distri- butions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate

American Funds Asset Allocation HLS Fund
For the Year Ended December 31, 2012
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%		$64,616	0.95%		0.55%		1.56%		14%
For the Year Ended December 31, 2011
IB	9.74	0.14	(0.05)	0.09	(0.13)	–	(0.13)	9.70	1.02		64,356	0.95		0.55		1.61		9
For the Year Ended December 31, 2010
IB	8.85	0.14	0.91	1.05	(0.16)	–	(0.16)	9.74	12.13		58,326	0.95		0.55		1.73		11
For the Year Ended December 31, 2009(D)
IB	7.31	0.18	1.53	1.71	(0.14)	(0.03)	(0.17)	8.85	23.59		48,568	0.95		0.55		2.33		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.19	(2.88)	(2.69)	–	–	–	7.31	(26.88	)(E)	26,312	0.99	(F)	0.59	(F)	8.02	(F)	–

American Funds Blue Chip Income and Growth HLS Fund
For the Year Ended December 31, 2012
IB	9.07	0.15	1.07	1.22	(0.12)	(0.06)	(0.18)	10.11	13.53		39,920	1.07		0.57		1.67		23
For the Year Ended December 31, 2011
IB	9.18	0.13	(0.24)	(0.11)	–	–	–	9.07	(1.19)		32,425	1.07		0.57		1.44		14
For the Year Ended December 31, 2010
IB	8.44	0.12	0.86	0.98	(0.24)	–	(0.24)	9.18	11.98		34,030	1.07		0.57		1.48		11
For the Year Ended December 31, 2009(D)
IB	6.74	0.15	1.68	1.83	(0.09)	(0.04)	(0.13)	8.44	27.46		29,030	1.07		0.57		2.06		6
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.14	(3.40)	(3.26)	–	–	–	6.74	(32.64	)(E)	13,182	1.17	(F)	0.67	(F)	6.79	(F)	3

American Funds Bond HLS Fund
For the Year Ended December 31, 2012
IB	10.52	0.23	0.29	0.52	(0.29)	(0.23)	(0.52)	10.52	5.01		199,008	0.79		0.54		2.13		15
For the Year Ended December 31, 2011
IB	10.21	0.29	0.30	0.59	(0.28)	–	(0.28)	10.52	5.84		198,203	0.79		0.54		2.57		15
For the Year Ended December 31, 2010
IB	9.84	0.26	0.35	0.61	(0.24)	–	(0.24)	10.21	6.15		206,360	0.80		0.55		2.75		13
For the Year Ended December 31, 2009(D)
IB	8.98	0.35	0.74	1.09	(0.23)	–	(0.23)	9.84	12.23		181,550	0.78		0.53		3.75		2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.44	(1.46)	(1.02)	–	–	–	8.98	(10.21	)(E)	67,597	0.80	(F)	0.55	(F)	16.32	(F)	5

American Funds Global Bond HLS Fund
For the Year Ended December 31, 2012
IB	11.02	0.24	0.38	0.62	(0.31)	(0.23)	(0.54)	11.10	5.83		38,193	1.07		0.57		1.69		8
For the Year Ended December 31, 2011
IB	10.86	0.23	0.24	0.47	(0.23)	(0.08)	(0.31)	11.02	4.28		44,352	1.06		0.56		2.56		16
For the Year Ended December 31, 2010
IB	10.47	0.27	0.24	0.51	(0.11)	(0.01)	(0.12)	10.86	4.85		38,654	1.07		0.57		2.49		17
For the Year Ended December 31, 2009(D)
IB	9.85	0.13	0.79	0.92	(0.30)	–	(0.30)	10.47	9.43		38,533	1.06		0.56		1.29		5
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.42	(0.57)	(0.15)	–	–	–	9.85	(1.51	)(E)	22,386	1.10	(F)	0.60	(F)	13.11	(F)	42

36

	─ Selected Per-Share Data(A)										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Un- realized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Invest- ment Income	Distrib- utions from Realized Capital Gains	Total Distri- butions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate

American Funds Global Growth and Income HLS Fund
For the Year Ended December 31, 2012
IB	$8.38	$0.23	$1.20	$1.43	$(0.23)	$–	$(0.23)	$9.58	17.30%		$74,927	1.10%		0.55%		2.05%		5%
For the Year Ended December 31, 2011
IB	9.06	0.22	(0.70)	(0.48)	(0.20)	–	(0.20)	8.38	(5.19)		78,639	1.09		0.54		2.30		5
For the Year Ended December 31, 2010
IB	8.30	0.20	0.72	0.92	(0.16)	–	(0.16)	9.06	11.41		91,254	1.10		0.55		2.25		8
For the Year Ended December 31, 2009(D)
IB	6.06	0.16	2.21	2.37	(0.13)	–	(0.13)	8.30	39.37		88,762	1.09		0.54		2.39		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.17	(4.11)	(3.94)	–	–	–	6.06	(39.43	)(E)	44,065	1.11	(F)	0.56	(F)	8.24	(F)	–

American Funds Global Growth HLS Fund
For the Year Ended December 31, 2012
IB	8.74	0.06	1.86	1.92	(0.10)	(0.11)	(0.21)	10.45	22.19		29,055	1.33		0.58		0.48		4
For the Year Ended December 31, 2011
IB	9.74	0.10	(0.99)	(0.89)	(0.11)	–	(0.11)	8.74	(9.18)		29,319	1.32		0.57		0.95		11
For the Year Ended December 31, 2010
IB	8.83	0.10	0.89	0.99	(0.08)	–	(0.08)	9.74	11.41		34,245	1.32		0.57		1.17		11
For the Year Ended December 31, 2009(D)
IB	6.40	0.09	2.57	2.66	(0.12)	(0.11)	(0.23)	8.83	41.78		30,457	1.32		0.57		1.24		12
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.15	(3.75)	(3.60)	–	–	–	6.40	(35.95	)(E)	15,490	1.37	(F)	0.62	(F)	5.68	(F)	–

American Funds Global Small Capitalization HLS Fund
For the Year Ended December 31, 2012
IB	7.83	0.10	1.23	1.33	(0.10)	(0.77)	(0.87)	8.29	17.85		53,881	1.11		0.56		0.99		4
For the Year Ended December 31, 2011
IB	9.92	0.10	(2.01)	(1.91)	(0.13)	(0.05)	(0.18)	7.83	(19.40)		55,658	1.11		0.56		0.98		11
For the Year Ended December 31, 2010
IB	8.13	0.11	1.68	1.79	–	–	–	9.92	22.06		74,999	1.12		0.57		1.35		16
For the Year Ended December 31, 2009(D)
IB	5.10	–	3.08	3.08	–	(0.05)	(0.05)	8.13	60.77		61,519	1.10		0.55		0.02		10
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	(0.01)	(4.89)	(4.90)	–	–	–	5.10	(49.04	)(E)	19,807	1.16	(F)	0.61	(F)	(0.62	)(F)	–

American Funds Growth HLS Fund
For the Year Ended December 31, 2012
IB	8.95	0.05	1.51	1.56	(0.03)	(0.03)	(0.06)	10.45	17.56		333,889	1.04		0.54		0.50		4
For the Year Ended December 31, 2011
IB	9.38	0.03	(0.46)	(0.43)	–	–	–	8.95	(4.57)		317,968	1.04		0.54		0.33		5
For the Year Ended December 31, 2010
IB	7.96	0.04	1.42	1.46	(0.04)	–	(0.04)	9.38	18.36		356,162	1.05		0.55		0.43		7
For the Year Ended December 31, 2009(D)
IB	5.81	0.03	2.22	2.25	(0.03)	(0.07)	(0.10)	7.96	39.02		296,659	1.03		0.53		0.47		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.07	(4.18)	(4.11)	(0.08)	–	(0.08)	5.81	(41.18	)(E)	122,888	1.03	(F)	0.53	(F)	3.39	(F)	–

37

Hartford Series Fund, Inc.
Financial Highlights – (continued)

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Un- realized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Invest- ment Income	Distrib- utions from Realized Capital Gains	Total Distri- butions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate

American Funds Growth-Income HLS Fund
For the Year Ended December 31, 2012
IB	$8.81	$0.13	$1.38	$1.51	$(0.12)	$–	$(0.12)	$10.20	17.16%		$183,220	0.99%		0.54%		1.29%		9%
For the Year Ended December 31, 2011
IB	9.00	0.12	(0.31)	(0.19)	–	–	–	8.81	(2.12)		170,059	0.98		0.53		1.26		5
For the Year Ended December 31, 2010
IB	8.20	0.10	0.81	0.91	(0.11)	–	(0.11)	9.00	11.11		185,836	0.99		0.54		1.19		8
For the Year Ended December 31, 2009(D)
IB	6.39	0.11	1.86	1.97	(0.11)	(0.05)	(0.16)	8.20	30.85		168,690	0.98		0.53		1.56		1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.13	(3.63)	(3.50)	(0.11)	–	(0.11)	6.39	(34.98	)(E)	74,039	0.99	(F)	0.54	(F)	5.87	(F)	–

American Funds International HLS Fund
For the Year Ended December 31, 2012
IB	7.54	0.10	1.22	1.32	(0.13)	–	(0.13)	8.73	17.58		225,298	1.14		0.54		1.15		7
For the Year Ended December 31, 2011
IB	8.96	0.13	(1.40)	(1.27)	(0.15)	–	(0.15)	7.54	(14.23)		208,399	1.14		0.54		1.52		9
For the Year Ended December 31, 2010
IB	8.50	0.13	0.44	0.57	(0.08)	(0.03)	(0.11)	8.96	6.92		235,702	1.16		0.56		1.78		7
For the Year Ended December 31, 2009(D)
IB	6.09	0.11	2.48	2.59	(0.11)	(0.07)	(0.18)	8.50	42.75		197,258	1.13		0.53		1.53		7
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.16	(4.07)	(3.91)	–	–	–	6.09	(39.10	)(E)	78,825	1.14	(F)	0.54	(F)	8.05	(F)	–

American Funds New World HLS Fund
For the Year Ended December 31, 2012
IB	8.66	0.07	1.38	1.45	(0.15)	(0.50)	(0.65)	9.46	17.47		51,697	1.41		0.56		0.61		8
For the Year Ended December 31, 2011
IB	10.24	0.15	(1.60)	(1.45)	(0.13)	–	(0.13)	8.66	(14.23)		52,569	1.41		0.56		1.33		9
For the Year Ended December 31, 2010
IB	8.80	0.11	1.42	1.53	(0.09)	–	(0.09)	10.24	17.54		72,257	1.42		0.57		1.30		12
For the Year Ended December 31, 2009(D)
IB	6.00	0.10	2.84	2.94	(0.08)	(0.06)	(0.14)	8.80	49.14		58,578	1.40		0.55		1.44		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.11	(4.11)	(4.00)	–	–	–	6.00	(39.97	)(E)	23,933	1.44	(F)	0.59	(F)	5.06	(F)	1

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Per share amounts have been calculated using average shares method.
(E)	Not annualized.
(F)	Annualized.

38

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund (eleven of the thirty portfolios constituting the Hartford Series Fund, Inc. (the Funds)) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the underlying funds or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios listed above (eleven of the thirty portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

39

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

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Hartford Series Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hartford Series Fund, Inc.
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$1,007.50	$2.77	$1,000.00	$1,022.37	$2.79	0.55%	184	366
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$1,004.81	$2.89	$1,000.00	$1,022.25	$2.92	0.57%	184	366
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,002.06	$2.71	$1,000.00	$1,022.43	$2.74	0.54%	184	366
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,003.04	$2.85	$1,000.00	$1,022.29	$2.88	0.57%	184	366
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$1,011.10	$2.78	$1,000.00	$1,022.38	$2.79	0.55%	184	366
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$1,012.34	$2.86	$1,000.00	$1,022.29	$2.88	0.57%	184	366
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$1,011.09	$2.82	$1,000.00	$1,022.33	$2.84	0.56%	184	366
American Funds Growth HLS Fund
Class IB	$1,000.00	$1,008.82	$2.71	$1,000.00	$1,022.44	$2.73	0.54%	184	366
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$1,008.19	$2.73	$1,000.00	$1,022.42	$2.75	0.54%	184	366
American Funds International HLS Fund
Class IB	$1,000.00	$1,012.74	$2.75	$1,000.00	$1,022.40	$2.77	0.54%	184	366
American Funds New World HLS Fund
Class IB	$1,000.00	$1,012.36	$2.85	$1,000.00	$1,022.30	$2.87	0.56%	184	366

43

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Funds with HL Investment Advisors, LLC (“HL Advisors”) (the “Agreement”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund,” and collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from HL Advisors to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by HL Advisors and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement.

In determining to continue the Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services Provided by HL Advisors

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors. The Board considered, among other things, the terms of the Agreement and the range of services provided by HL Advisors. In this regard, the Board considered that because of the master-feeder structure, the portfolio management services provided by HL Advisors to each Fund are limited to selecting one of the Master Funds, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for the Fund. The Board also considered that certain administrative services, such as oversight of service providers, production of Fund registration statements and shareholder reports, and provision of information to the Board, are also provided by HL Advisors under the Agreement. The Board considered HL Advisors’ reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to each Fund. In addition, the Board considered the quality of HL Advisors’ communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning HL Advisors’ regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors’ compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on HL Advisors’ compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors’

44

support of the Funds’ compliance control structure, particularly the resources devoted by HL Advisors in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates. Further, the Board considered the possibility that at some point in the future, HL Advisors may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors.

Performance of the Funds

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by HL Advisors concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of each Fund was within expectations in light of each Fund’s objective of providing access to the corresponding Master Fund.

The Board noted that the performance of each Fund is based on the performance of the Fund’s corresponding Master Fund. The Board noted that CRMC uses a system of multiple portfolio counselors in managing the Master Funds’ assets. Under this approach, the portfolio of a Master Fund is divided into segments managed by individual portfolio counselors who decide how their respective segment will be invested within the limits provided by a Master Fund’s investment objective, policies and restrictions and subject to the oversight of CRMC’s investment committee.

In light of all the considerations noted above, the Board concluded that while there could be no guarantee of future results, the overall performance of the Funds and their corresponding Master Funds was satisfactory.

Costs of the Services and Profitability of HL Advisors

The Board reviewed information regarding HL Advisors’ costs to provide administrative services and certain advisory services to the Funds and the profitability to it and its affiliates from managing the Funds. The Board considered that HL Advisors offers a contractual management fee waiver on each of the Funds for as long as each Fund remains invested in a Master Fund. Under the waiver, HL Advisors retains a net contractual management fee of 0.25% of each Fund’s average daily net assets in order to compensate it for the administrative services and certain advisory services that HL Advisors provides each Fund under the Agreement. The Board noted that the future profitability of each Fund to HL Advisors would depend on the growth of assets under management. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. The Board noted that each Fund and its shareholders bears the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board also considered that each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses.

45

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited) — (continued)

The Board reviewed written materials from Lipper providing comparative information about each Fund’s management fees and overall expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business model and cost structure of HL Advisors, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding HL Advisors’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board took note that the management fee schedule for each Master Fund includes breakpoints that are designed to reduce the management fee rates as the Master Fund’s average daily net assets increase. Therefore, shareholders of the Funds are expected to receive an indirect benefit from economies of scale at the Master Fund level since the amount of the advisory fee a Fund pays CRMC should decrease as the corresponding Master Fund’s average daily net assets increase. The Board also took note that even if the amount of the advisory fee paid by a Fund decreases as a result of economies of scale at the Master Fund level, the amount of the Fund’s advisory fee retained by HL Advisors as a percentage of the Fund’s average daily net assets will not increase. Therefore, HL Advisors will not benefit from any economies of scale realized at the Master Fund level. Instead, any economies of scale at the Master Fund level will be passed on to the shareholders of the relevant Fund. The Board also noted the Funds’ low asset levels.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders.

Other Benefits

The Board considered other benefits to HL Advisors and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life Insurance Company (“HLIC”), an affiliate of HL Advisors, receives fees from the Funds for providing fund accounting services, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory agreement. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreement for the Funds and approve a new investment management agreement for the Funds with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser (the “Post-Restructuring Adviser”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Funds. In order to implement the Restructuring, the Funds would terminate the existing Agreement and enter into a new investment management agreement with HFMC (the “New Agreement”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreement at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by HL Advisors and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreement.

In determining to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreement.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Funds and the performance of investment management personnel to the Funds. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Funds prior to the Restructuring would continue to provide such services to the Funds, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreement would involve no changes to (i) the contractual terms of, including the management fees payable under, the Funds’ investment management agreement; (ii) the investment processes and strategies employed in the management of the Funds’ assets; (iii) the nature and level of services provided under the Funds’ investment management agreement; and (iv) the day-to-day management of the Funds and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Funds.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Funds.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Funds, the investment management arrangement for the Funds following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process.  Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreement: (i) nature, extent and quality of services provided by HL Advisors; (ii) performance of the Funds; (iii) costs of the services and profitability of HL Advisors; (iv) comparative investment management fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors with respect to the Funds and

47

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited) — (continued)

whether the fee levels reflect these economies of scale for the benefit of the Funds’ shareholders.  With respect to the other benefits to the Post-Restructuring Adviser and its affiliates from their relationships with the Funds, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting services from the Funds.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and their shareholders for the Board to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

Hartford Series Fund, Inc.
Principal Risks (Unaudited)

The principal risks of investing in the Funds are described below.

American Funds Asset Allocation HLS Fund [1,3,6,7,8,12,13,14,16]	American Funds Global Small Capitalization HLS Fund [4,6,11,12,13,14]
American Funds Blue Chip Income and Growth HLS Fund [6,7,12,13,14]	American Funds Growth HLS Fund [6,12,13,14]
American Funds Bond HLS Fund [3,5,8,9,10,12,13,14,16]	American Funds Growth-Income HLS Fund [6,7,12,13,14]
American Funds Global Bond HLS Fund [2,3,4,8,12,13,14,15,16]	American Funds International HLS Fund [4,6,12,13,14]
American Funds Global Growth and Income HLS Fund [4,6,7,12,13,14]	American Funds New World HLS Fund [3,4,6,8,11,12,13,14,16]
American Funds Global Growth HLS Fund [4,6,12,13,14]

[1]	Asset allocation: The fund's percentage allocations to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

[2]	Currency: The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund's securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

[3]	Investing in bonds: Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

[4]	Investing in emerging and developing countries: Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

[5]	Investing in future delivery contracts: Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund's market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While the fund can preserve capital and generate gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

[6]	Investing in growth-oriented stocks: Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

[7]	Investing in income-oriented stocks: Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

49

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Principal Risks (Unaudited) — (continued)

[8]	Investing in lower rated bonds: Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

[9]	Investing in mortgage-related securities: Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund's income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

[10]	Investing in securities backed by the U.S. Government: Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

[11]	Investing in small companies: Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

[12]	Investing outside the United States: Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States.

[13]	Management: The investment adviser to the master fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

[14]	Market Conditions: The prices of, and income generated by, the common stocks, bonds, and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

[15]	Non-diversification: As a non-diversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding would adversely impact the fund's investment results more than if the fund were invested in a larger number of issuers.

[16]	Thinly traded securities: There may be little trading in the secondary market for particular bonds or other securities, which may make them more difficult to value, acquire or sell.

50

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

AFHLSAR-12 2-13 113558 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Balanced HLS Fund*

2012 Annual Report
December 31, 2012

*Prior to June 29, 2012, Hartford Balanced HLS Fund was known as Hartford Advisers HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Balanced HLS Fund

(formerly Hartford Advisers HLS Fund)

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Balanced HLS Fund inception 03/31/1983
(formerly Hartford Advisers HLS Fund)
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Balanced IA	12.02%	2.65%	5.90%
Balanced IB	11.74%	2.39%	5.63%
Balanced HLS Fund Blended Index	11.31%	3.58%	6.32%
Barclays Government/Credit Bond Index	4.82%	6.06%	5.25%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Balanced HLS Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Government/Credit Bond (35%) and 90-day Treasury Bill (5%).

Barclays Government/Credit Bond Index (formerly known as Barclays Capital Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.64% and 0.89%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.64% and 0.89%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
John C. Keogh	Karen H. Grimes, CFA*
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

* Appointed as a Portfolio Manager for the Fund as of April 30, 2012. As of the same date, Steven T. Irons and Peter I. Higgins no longer serve as portfolio managers for the Fund.

How did the Fund perform?

The Class IA shares of the Hartford Balanced HLS Fund returned 12.02% for the twelve-month period ended December 31, 2012, outperforming its blended benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Treasury Bills, which returned 11.31% for the same period. The Fund underperformed the 13.50% return of the average fund in the Lipper VP-UF Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts), tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

The year was also marked by important political events in the U.S. including the elections in November and the fiscal cliff negotiations, which kept markets on edge particularly in December, as it threatened to push the economy back into recession. On January 1, 2013, the House of Representatives passed legislation averting tax increases for most U.S. taxpayers while delaying spending cuts.

The S&P 500 Index returned 15.99% during the period. All ten equity sectors posted positive returns with Financials (+29%), Consumer Discretionary (+24%) and Telecommunication Services (+19%) posting the largest gains while Utilities (+1%) lagged the overall index.

The Fed remained extremely accommodative throughout the year given the fragile state of the global economic recovery. The U.S. central bank announced plans to purchase additional mortgage-backed securities (MBS) and Treasury securities, significantly expanding the size of its balance sheet. Additionally, the Fed adopted inflation and unemployment-rate thresholds in place of its mid-2015 forward rate guidance, noting that it would keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near the Fed’s 2% target.

U.S. economic releases generally showed modest improvement throughout the period, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain (excluding short-term blips caused by homebuyer tax credits) since late 2006, aided by increased home sales and reduced inventory. Meanwhile, the unemployment rate declined by 0.70 percentage points to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed over the year, service sector growth picked up some, and consumer confidence edged up amid a healing jobs market.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned 4.82% during the period. Treasury yields were mixed over the period as the 30-year yield rose 6 basis points, while 5-year and 10-year yields fell 11 and 12 basis points, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration-adjusted basis.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed its benchmark, while the fixed income portion of the Fund outperformed its benchmark. Asset allocation contributed positively to benchmark-relative results as the Fund was

3

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)

Manager Discussion – (continued)
December 31, 2012 (Unaudited)

generally overweight to equities and underweight to fixed income and cash relative to the benchmark.

Equity underperformance versus the benchmark was driven by security selection, which was weakest in Information Technology, Financials, and Consumer Staples. This was partially offset by stronger selection in Consumer Discretionary. Sector positioning, which is a result of bottom-up security selection (i.e. stock by stock fundamental research), contributed positively to relative performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials and underweight exposure to Utilities.

Stocks that detracted the most from benchmark-relative returns in the equity portion of the Fund during the period were Western Union (Information Technology), Bank of America (Financials), and Hewlett-Packard (Information Technology). Shares of Western Union plunged during the period after the company reported weaker-than-expected revenue and cut its full-year profit forecast for 2013. Bank of America, a U.S.-based multinational bank and brokerage company, saw shares rally amid signs of upturn in the U.S. residential housing market. Not owning the benchmark component stock hurt relative performance during the period. Shares of Hewlett-Packard fell when the company guided expectations toward the lower end of the earnings estimates range amid declining revenues, and slid further when they announced an $8.5 billion write-off for their Autonomy unit (a software firm they purchased a year earlier). Intel (Information Technology) also detracted from the Fund’s returns on an absolute basis (i.e. total return).

Top contributors to relative performance of the equity portion of the Fund during the period were Lowe’s Companies (Consumer Discretionary), eBay Inc. (Information Technology), and Allstar Co, LLC (Consumer Discretionary). Lowe’s, a home improvement retailer, continued to benefit from a solid recovery in the U.S. housing market. Hurricane Sandy also caused investors to bid up the company’s share price on the belief that the rebuilding process for the U.S. east coast should boost materials purchases by individuals and companies. Shares of eBay, a U.S.-based global provider of online marketplaces and payment solutions, rose after the company reported better-than-expected first quarter results due to strong growth in its marketplace segment and higher transaction margins in the payments segment. Allstar Co, LLC operates a chain of sporting good stores in the south and southwest United States. This is a private placement investment; the company has executed its plan well, resulting in increased gross margins and incrementally positive sales compared to prior periods. Apple (Information Technology), Comcast (Consumer Discretionary), and JPMorgan (Financials) also contributed positively to the Fund’s returns on an absolute basis.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection within the investment grade corporate bond sector, primarily an overweight to Financials, was the main driver of the outperformance. Our duration and yield curve positioning was modestly additive to relative performance. The fund’s allocation to agency mortgage back securities (MBS) was also positive for relative performance. The fund held an allocation to the agency MBS sector based on attractive valuations. Agency MBS performed well in 2012 on the heels of the Fed’s third round of quantitative easing. During the period Treasury futures were used to manage the Fund’s duration and yield curve positioning. In isolation, the derivative instruments used marginally contributed to absolute performance during the period.

What is the outlook?

In the equity portion of the Fund, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. In Europe, we believe a more favorable policy environment should give the Euro Area economy a lift in early 2013, after experiencing a pronounced economic decline in the second half of 2012. China’s economy continues to slow but recent positive economic data points have alleviated many investors’ fears of a hard landing, such as increasing manufacturing activity. While we still grapple with whether these are short-term or longer-lived growth activities, the Chinese have shown early signs that they will stimulate their economy. The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. However, many risks still remain including the lingering issues around the well publicized “fiscal cliff”. A last minute deal averted a full dive off the fiscal cliff on January 1; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes 2% on most Americans. We believe that housing and employment should continue to improve, and corporate earnings should also enjoy moderate growth during 2013. It appears that interest rates are slowly creeping higher, which in our view is a sign that the economy is improving. We believe that the U.S. will remain in a slow growth environment. Continued accommodative Fed policy (QE3) and an improving housing market should help us to avoid a recession.

At the end of the period, our largest overweights relative to the benchmark were in the Health Care and Information

4

Technology sectors. Our largest underweights were Consumer Staples and Telecommunication Services.

Within the fixed income portion of the Fund, at the end of the period we are tactically positioned with a short duration posture while we are maintaining our curve flattening bias. We continue to be positioned with an underweight to the Government sector, as we believe that there are more compelling opportunities in other sectors. We believe that corporate fundamentals remain strong, financial companies have de-leveraged significantly, and that communications issuers have solid balance sheets. We maintained our overweight posture to the credit sector at the end of the period, with a focus on financials and taxable municipals. We also maintained our modest allocation to agency MBS.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2012, the Fund’s equity exposure was at 69% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	0.8%
Banks (Financials)	3.5
Capital Goods (Industrials)	5.2
Consumer Durables and Apparel (Consumer Discretionary)	0.6
Diversified Financials (Financials)	6.0
Energy (Energy)	7.5
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	3.8
Health Care Equipment and Services (Health Care)	2.5
Insurance (Financials)	2.1
Materials (Materials)	2.6
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.4
Retailing (Consumer Discretionary)	4.2
Semiconductors and Semiconductor Equipment (Information Technology)	3.0
Software and Services (Information Technology)	5.2
Technology Hardware and Equipment (Information Technology)	6.8
Telecommunication Services (Services)	0.7
Transportation (Industrials)	0.7
Utilities (Utilities)	1.1
Total	68.7%

Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.9
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.4
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Couriers and Messengers (Services)	0.0
Finance and Insurance (Finance)	6.0
Food Manufacturing (Consumer Staples)	0.5
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.2
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.4
Miscellaneous Manufacturing (Capital Goods)	0.0
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.6
Pipeline Transportation (Utilities)	0.2
Real Estate, Rental and Leasing (Finance)	0.2
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.5
Utilities (Utilities)	0.7
Total	12.6%
U.S. Government Agencies	0.9
U.S. Government Securities	16.3
Short-Term Investments	1.3
Other Assets and Liabilities	0.2
Total	100.0%

Distribution by Credit Quality
as of December 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	2.0
A	4.5
Baa / BBB	5.0
Ba / BB	0.2
Unrated	0.6
U.S. Government Agencies and Securities	17.2
Non Debt Securities and Other Short-Term Instruments	70.0
Other Assets & Liabilities	0.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.7%
	Automobiles and Components - 0.8%
1,811	Ford Motor Co.	$23,454

	Banks - 3.5%
611	BB&T Corp.	17,791
576	PNC Financial Services Group, Inc.	33,578
1,757	Wells Fargo & Co.	60,048
		111,417
	Capital Goods - 5.2%
416	3M Co.	38,641
328	Boeing Co.	24,692
538	Ingersoll-Rand plc	25,791
654	PACCAR, Inc.	29,586
339	Stanley Black & Decker, Inc.	25,097
261	United Technologies Corp.	21,421
		165,228
	Consumer Durables and Apparel - 0.6%
185	Coach, Inc.	10,280
264	Mattel, Inc.	9,668
		19,948
	Diversified Financials - 6.0%
207	Ameriprise Financial, Inc.	12,973
130	BlackRock, Inc.	26,779
947	Citigroup, Inc.	37,449
173	Goldman Sachs Group, Inc.	22,020
939	Invesco Ltd.	24,487
1,512	JP Morgan Chase & Co.	66,478
		190,186
	Energy - 7.5%
380	Anadarko Petroleum Corp.	28,216
488	BP plc ADR	20,320
312	Chevron Corp.	33,710
646	Exxon Mobil Corp.	55,930
607	Halliburton Co.	21,041
312	Noble Corp.	10,880
308	Occidental Petroleum Corp.	23,571
393	Southwestern Energy Co. ●	13,141
1,166	Statoilhydro ASA ADR	29,188
		235,997
	Food and Staples Retailing - 0.9%
605	CVS Caremark Corp.	29,273

	Food, Beverage and Tobacco - 3.8%
799	General Mills, Inc.	32,282
208	Kraft Foods Group, Inc. ●	9,477
446	PepsiCo, Inc.	30,498
262	Philip Morris International, Inc.	21,945
686	Unilever N.V. NY Shares ADR	26,267
		120,469
	Health Care Equipment and Services - 2.5%
364	Baxter International, Inc.	24,232
480	Covidien plc	27,713
501	UnitedHealth Group, Inc.	27,186
		79,131
	Insurance - 2.1%
665	American International Group, Inc. ●	23,475
923	Marsh & McLennan Cos., Inc.	31,800
596	Unum Group	12,413
		67,688
	Materials - 2.6%
679	Dow Chemical Co.	21,931
557	International Paper Co.	22,181
376	Mosaic Co.	21,289
346	Nucor Corp.	14,959
		80,360
	Media - 3.1%
324	CBS Corp. Class B	12,335
976	Comcast Corp. Class A	36,464
638	Thomson Reuters Corp.	18,529
609	Walt Disney Co.	30,314
		97,642
	Pharmaceuticals, Biotechnology and Life Sciences - 8.4%
520	Agilent Technologies, Inc.	21,309
310	Amgen, Inc.	26,774
307	Celgene Corp. ●	24,173
1,158	Daiichi Sankyo Co., Ltd.	17,774
159	Johnson & Johnson	11,132
1,235	Merck & Co., Inc.	50,549
1,550	Pfizer, Inc.	38,878
155	Roche Holding AG	31,359
407	UCB S.A.	23,290
467	Vertex Pharmaceuticals, Inc. ●	19,590
		264,828
	Retailing - 4.2%
11,702	Allstar LLC ⌂†	16,502
56	AutoZone, Inc. ●	19,742
11,241	Buck Holdings L.P. ⌂●†	8,040
420	Kohl's Corp.	18,062
1,437	Lowe's Co., Inc.	51,059
352	Nordstrom, Inc.	18,837
		132,242
	Semiconductors and Semiconductor Equipment - 3.0%
653	Analog Devices, Inc.	27,479
1,079	Intel Corp.	22,264
982	Maxim Integrated Products, Inc.	28,884
454	Xilinx, Inc.	16,289
		94,916
	Software and Services - 5.2%
382	Accenture plc	25,429
449	Automatic Data Processing, Inc.	25,612
543	eBay, Inc. ●	27,707
62	Google, Inc. ●	43,676
1,023	Microsoft Corp.	27,355
968	Western Union Co.	13,177
		162,956
	Technology Hardware and Equipment - 6.8%
153	Apple, Inc.	81,495
2,973	Cisco Systems, Inc.	58,412
1,050	EMC Corp. ●	26,563
647	Hewlett-Packard Co.	9,223
242	NetApp, Inc. ●	8,119
518	Qualcomm, Inc.	32,096
		215,908
	Telecommunication Services - 0.7%
904	Vodafone Group plc ADR	22,760

	Transportation - 0.7%
221	FedEx Corp.	20,296

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.7% - (continued)
	Utilities - 1.1%
514	NextEra Energy, Inc.	$35,565

	Total common stocks
	(cost $1,832,825)	$2,170,264

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.2%
	Finance and Insurance - 0.2%
	Ally Master Owner Trust
$4,885	1.54%, 09/15/2019	$4,903
	CS First Boston Mortgage Securities Corp.
259	3.94%, 05/15/2038	260
	Goldman Sachs Mortgage Securities Corp. II
110	2.79%, 03/06/2020 ■Δ	110
	Marriott Vacation Club Owner Trust
283	5.36%, 10/20/2028 ■	282
	New Century Home Equity Loan Trust
8	0.50%, 03/25/2035 Δ	8
	Prudential Commercial Mortgage Trust
244	4.49%, 02/11/2036	244
		5,807

	Total asset & commercial mortgage backed securities
	(cost $5,786)	$5,807

CORPORATE BONDS - 11.1%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$3,704	5.98%, 04/19/2022	$4,125
	Southwest Airlines Co.
2,700	5.75%, 12/15/2016	3,053
2,834	6.15%, 08/01/2022	3,316
		10,494
	Arts, Entertainment and Recreation - 0.9%
	CBS Corp.
6,860	3.38%, 03/01/2022	7,133
575	5.75%, 04/15/2020	689
	Comcast Corp.
1,740	4.65%, 07/15/2042	1,834
4,500	5.90%, 03/15/2016	5,170
	DirecTV Holdings LLC
3,310	6.38%, 03/01/2041	3,830
	Discovery Communications, Inc.
250	4.95%, 05/15/2042	267
	News America, Inc.
1,275	4.50%, 02/15/2021	1,457
	Time Warner Cable, Inc.
930	4.50%, 09/15/2042	907
4,120	5.85%, 05/01/2017	4,867
	Viacom, Inc.
835	3.88%, 12/15/2021	910
	Virgin Media Secured Finance plc
1,255	5.25%, 01/15/2021	1,465
		28,529
	Beverage and Tobacco Product Manufacturing - 0.4%
	Altria Group, Inc.
2,445	4.75%, 05/05/2021	2,771
	Anheuser-Busch InBev Worldwide, Inc.
4,200	7.75%, 01/15/2019	5,610
	BAT International Finance plc
2,775	3.25%, 06/07/2022 ■	2,893
	Coca-Cola Co.
500	3.30%, 09/01/2021	551
	Heineken N.V.
230	2.75%, 04/01/2023 ■	226
50	4.00%, 10/01/2042 ■	48
	Molson Coors Brewing Co.
60	2.00%, 05/01/2017	61
165	3.50%, 05/01/2022	174
495	5.00%, 05/01/2042	555
	Philip Morris International, Inc.
270	5.65%, 05/16/2018	327
		13,216
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
660	6.13%, 01/15/2041	793

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	3,154

	Couriers and Messengers - 0.0%
	FedEx Corp.
270	2.63%, 08/01/2022	269

	Finance and Insurance - 5.8%
	ACE INA Holdings, Inc.
700	5.88%, 06/15/2014	752
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	7,677
	Bank of America Corp.
200	7.38%, 05/15/2014	217
	Barclays Bank plc
2,150	2.38%, 01/13/2014	2,186
	BP Capital Markets plc
2,850	4.75%, 03/10/2019	3,305
	Brandywine Operating Partnership
2,010	6.00%, 04/01/2016	2,263
	Capital One Financial Corp.
2,460	2.15%, 03/23/2015	2,511
	CDP Financial, Inc.
3,475	4.40%, 11/25/2019 ■	3,998
	Citigroup, Inc.
3,000	5.85%, 08/02/2016	3,429
2,700	6.13%, 05/15/2018	3,236
1,700	6.88%, 03/05/2038	2,238
520	8.13%, 07/15/2039	778
	Credit Agricole S.A.
3,950	3.50%, 04/13/2015 ■	4,086
	Discover Financial Services, Inc.
3,620	6.45%, 06/12/2017	4,233
	Eaton Vance Corp.
3,305	6.50%, 10/02/2017	3,988
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,776

The accompanying notes are an integral part of these financial statements.

7

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 11.1% - (continued)
	Finance and Insurance - 5.8% - (continued)
	Ford Motor Credit Co. LLC
$2,665	3.00%, 06/12/2017	$2,738
	General Electric Capital Corp.
4,300	4.38%, 09/16/2020	4,799
5,000	5.88%, 01/14/2038	6,031
	Goldman Sachs Group, Inc.
6,000	5.63%, 01/15/2017	6,583
1,700	6.15%, 04/01/2018	1,997
2,590	6.25%, 02/01/2041	3,178
	HCP, Inc.
2,030	6.00%, 01/30/2017	2,332
	HSBC Holdings plc
4,000	6.10%, 01/14/2042	5,322
	ING Bank N.V.
5,200	3.75%, 03/07/2017 ■	5,526
	Jackson National Life Insurance Co.
6,250	8.15%, 03/15/2027 ■	7,675
	JP Morgan Chase & Co.
2,240	3.25%, 09/23/2022	2,307
2,000	4.95%, 03/25/2020	2,320
6,035	5.13%, 09/15/2014	6,418
1,080	5.40%, 01/06/2042	1,301
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	11,447
1,000	6.40%, 08/28/2017	1,174
6,000	6.88%, 04/25/2018	7,233
	Morgan Stanley
250	5.63%, 09/23/2019	283
	National City Corp.
4,250	6.88%, 05/15/2019	5,302
	Nordea Bank AB
1,790	3.70%, 11/13/2014 ■	1,879
	Postal Square L.P.
13,245	8.95%, 06/15/2022	17,919
	Prudential Financial, Inc.
3,000	5.50%, 03/15/2016	3,385
	Rabobank Netherlands
3,900	3.20%, 03/11/2015 ■	4,089
	Republic New York Capital I
500	7.75%, 11/15/2026	509
	Southern Capital Corp.
53	5.70%, 06/30/2022 ■	55
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,646
	Svenska Handelsbanken AB
2,900	4.88%, 06/10/2014 ■	3,065
	UBS AG Stamford
235	5.88%, 12/20/2017	280
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,664
1,000	5.75%, 06/15/2017	1,184
	WEA Finance LLC
1,450	7.13%, 04/15/2018 ■	1,787
	Wellpoint, Inc.
421	3.30%, 01/15/2023	432
		184,533
	Food Manufacturing - 0.5%
	Kellogg Co.
3,900	4.00%, 12/15/2020	4,344
	Kraft Foods Group, Inc.
555	2.25%, 06/05/2017 ■	574
535	3.50%, 06/06/2022 ■	571
605	5.00%, 06/04/2042 ■	681
285	5.38%, 02/10/2020	344
	Mondelez International, Inc.
3,800	4.13%, 02/09/2016	4,140
	Wrigley Jr., William Co.
3,900	3.70%, 06/30/2014 ■	4,037
		14,691
	Health Care and Social Assistance - 0.2%
	Amgen, Inc.
3,300	5.15%, 11/15/2041	3,714
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,098
	Kaiser Foundation Hospitals
326	3.50%, 04/01/2022	344
640	4.88%, 04/01/2042	727
		5,883
	Information - 0.4%
	America Movil S.A.B. de C.V.
635	3.13%, 07/16/2022	645
530	4.38%, 07/16/2042	551
	AT&T, Inc.
2,510	6.80%, 05/15/2036	3,351
	BellSouth Telecommunications, Inc.
650	7.00%, 12/01/2095	796
	Cox Communications, Inc.
255	4.70%, 12/15/2042 ■	260
	France Telecom S.A.
1,300	4.13%, 09/14/2021	1,433
	SBA Tower Trust
2,035	4.25%, 04/15/2015 ■Δ	2,138
	Verizon Communications, Inc.
2,415	3.50%, 11/01/2021	2,642
715	4.75%, 11/01/2041	811
		12,627
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
365	3.10%, 06/01/2022	387

	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
5,600	2.63%, 09/15/2016 ■	5,818

	Petroleum and Coal Products Manufacturing - 0.6%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	7,106
	EnCana Corp.
305	5.90%, 12/01/2017	363
	Gazprom Neft OAO via GPN Capital S.A.
1,100	4.38%, 09/19/2022 ■	1,125
	Motiva Enterprises LLC
420	5.75%, 01/15/2020 ■	509
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,292
	Shell International Finance B.V.
6,400	4.38%, 03/25/2020	7,424
		17,819

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 11.1% - (continued)
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
$5,000	6.95%, 01/15/2038	$6,579

	Real Estate, Rental and Leasing - 0.2%
	ERAC USA Finance Co.
1,121	2.25%, 01/10/2014 ■	1,133
340	2.75%, 03/15/2017 ■	355
1,800	4.50%, 08/16/2021 ■	1,961
1,500	5.63%, 03/15/2042 ■	1,662
		5,111
	Retail Trade - 0.2%
	Amazon.com, Inc.
1,550	2.50%, 11/29/2022	1,528
	AutoZone, Inc.
1,908	3.70%, 04/15/2022	2,006
	Lowe's Cos., Inc.
3,400	4.63%, 04/15/2020	3,990
		7,524
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
9,341	9.36%, 01/01/2021	12,271

	Utilities - 0.7%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	5,302
	Enel Finance International S.A.
300	3.88%, 10/07/2014 ■	309
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	10,229
	Southern California Edison Co.
4,000	5.55%, 01/15/2037	4,970
		20,810
	Total corporate bonds
	(cost $306,828)	$350,508

MUNICIPAL BONDS - 1.3%
	General Obligations - 0.4%
	California State GO, Taxable,
$1,235	7.55%, 04/01/2039	$1,781
	Chicago, IL, Metropolitan Water Reclamation GO,
685	5.72%, 12/01/2038	869
	Los Angeles, CA, USD GO,
4,300	5.75%, 07/01/2034	5,155
	Oregon State GO,
6,000	4.76%, 06/30/2028	7,091
		14,896
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
1,935	6.58%, 05/15/2049	2,527

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
1,960	5.77%, 05/15/2043	2,417

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist Joint Powers Agency,
2,870	2.61%, 03/15/2014	2,944

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,980

	Transportation - 0.5%
	Bay Area, CA, Toll Auth Bridge Rev,
3,100	6.26%, 04/01/2049	4,293
	Illinois State Toll Highway Auth, Taxable Rev,
1,875	6.18%, 01/01/2034	2,372
	Maryland State Transportation Auth,
1,350	5.89%, 07/01/2043	1,794
	New York and New Jersey PA, Taxable Rev,
975	5.86%, 12/01/2024	1,245
570	6.04%, 12/01/2029	720
	North Texas Tollway Auth Rev,
3,400	6.72%, 01/01/2049	4,587
		15,011
	Total municipal bonds
	(cost $32,790)	$40,775

U.S. GOVERNMENT AGENCIES - 0.9%
	FHLMC - 0.5%
$141	2.27%, 04/01/2029 Δ	$147
56	4.00%, 03/01/2041	60
6,046	5.00%, 07/01/2028 - 05/01/2041	6,535
9,288	5.50%, 12/01/2036 - 06/01/2041	10,046
		16,788
	FNMA - 0.0%
758	4.78%, 02/01/2014	776
698	4.98%, 12/01/2013	715
211	5.00%, 02/01/2019 - 04/01/2019	229
4	6.50%, 11/01/2013	4
1	7.00%, 02/01/2029	2
		1,726
	GNMA - 0.4%
3,414	6.00%, 06/15/2024 - 06/15/2035	3,851
1,092	6.50%, 03/15/2026 - 02/15/2035	1,272
4,743	7.00%, 11/15/2031 - 11/15/2033	5,654
227	7.50%, 09/16/2035	262
900	8.00%, 09/15/2026 - 02/15/2031	1,021
42	9.00%, 07/20/2016 - 06/15/2022	46
		12,106
	Total U.S. government agencies
	(cost $29,090)	$30,620

U.S. GOVERNMENT SECURITIES - 16.3%
Other Direct Federal Obligations - 2.9%
	FFC - 0.5%
$17,617	4.40%, 12/06/2013 - 12/27/2013 ○	$17,510

The accompanying notes are an integral part of these financial statements.

9

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 16.3% - (continued)
Other Direct Federal Obligations - 2.9% - (continued)
	Tennessee Valley Authority - 2.4%
$22,300	4.38%, 06/15/2015		$24,435
50,000	6.00%, 03/15/2013		50,585
			75,020
			92,530
U.S. Treasury Securities - 13.4%
	U.S. Treasury Bonds - 2.9%
23,178	4.38%, 02/15/2038 - 11/15/2039		30,078
18,000	6.00%, 02/15/2026		26,046
25,650	6.25%, 08/15/2023		36,776
			92,900
	U.S. Treasury Notes - 10.5%
72,630	0.25%, 04/30/2014 - 11/30/2014		72,646
8,300	0.63%, 05/31/2017		8,313
5,343	0.88%, 01/31/2017		5,414
4,800	1.00%, 09/30/2016		4,891
113,200	1.25%, 10/31/2015		116,074
28,700	1.50%, 06/30/2016		29,749
10,100	1.63%, 08/15/2022		10,034
5,300	2.00%, 04/30/2016		5,576
23,000	2.75%, 02/15/2019		25,467
18,935	3.50%, 05/15/2020		21,984
25,000	3.88%, 05/15/2018		29,053
			329,201
			422,101
	Total U.S. government securities
	(cost $476,840)		$514,631

	Total long-term investments
	(cost $2,684,159)		$3,112,605

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $921, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $939)
$921	0.19%, 12/31/2012		$921
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $6,546, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $6,676)
6,545	0.23%, 12/31/2012		6,545
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,048, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $2,089)
2,048	0.20%, 12/31/2012		2,048
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $12,895, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $13,153)
12,895	0.17%, 12/31/2012		12,895
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $266, collateralized by FNMA 3.00%, 2032, value of $271)
266	0.25%, 12/31/2012		266
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $9,073, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $9,254)
9,073	0.20%, 12/31/2012		9,073
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $7,943, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $8,102)
7,943	0.21%, 12/31/2012		7,943
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $153, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $157)
153	0.17%, 12/31/2012		153
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $542, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $552)
541	0.25%, 12/31/2012		541
			40,385
	Total short-term investments
	(cost $40,385)		$40,385

	Total investments
	(cost $2,724,544) ▲	99.8%	$3,152,990
	Other assets and liabilities	0.2%	7,280
	Total net assets	100.0%	$3,160,270

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $2,744,638 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$495,671
Unrealized Depreciation	(87,319)
Net Unrealized Appreciation	$408,352

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $24,542, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $68,373, which represents 2.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	11,702	Allstar LLC	$6,915
06/2007	11,241	Buck Holdings L.P.	1,999

At December 31, 2012, the aggregate value of these securities was $24,542, which represents 0.8% of total net assets.

Securities Sold Short Outstanding at December 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$7,000	01/15/2040	$7,555	$(13)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

11

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$5,807	$–	$5,799	$8
Common Stocks ‡	2,170,264	2,073,299	72,423	24,542
Corporate Bonds	350,508	–	325,093	25,415
Municipal Bonds	40,775	–	40,775	–
U.S. Government Agencies	30,620	–	30,620	–
U.S. Government Securities	514,631	–	514,631	–
Short-Term Investments	40,385	–	40,385	–
Total	$3,152,990	$2,073,299	$1,029,726	$49,965
Liabilities:
Securities Sold Short	$7,555	$–	$7,555	$–
Total	$7,555	$–	$7,555	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$7	$—	$1	†	$—	$—	$—	$—	$—	$8
Common Stocks	37,276	17,792	(3,100	)‡	—	—	(27,426)	—	—	24,542
Corporate Bonds	7,254	(97)	153	§	(103)	—	(1,136)	19,344	—	25,415
Total	$44,537	$17,695	$(2,946)		$(103)	$—	$(28,562)	$19,344	$—	$49,965

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $1.

‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(3,100).

§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $153.

The accompanying notes are an integral part of these financial statements.

12

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,724,544)	$3,152,990
Cash	3
Receivables:
Investment securities sold	7,544
Fund shares sold	211
Dividends and interest	10,911
Total assets	3,171,659
Liabilities:
Securities sold short, at market value (proceeds $7,542)	7,555
Payables:
Fund shares redeemed	3,298
Investment management fees	370
Distribution fees	19
Accrued expenses	147
Total liabilities	11,389
Net assets	$3,160,270
Summary of Net Assets:
Capital stock and paid-in-capital	$3,676,774
Undistributed net investment income	664
Accumulated net realized loss	(945,621)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	428,453
Net assets	$3,160,270
Shares authorized	9,500,000
Par value	$0.001
Class IA: Net asset value per share	$21.03
Shares outstanding	130,956
Net assets	$2,754,114
Class IB: Net asset value per share	$21.30
Shares outstanding	19,064
Net assets	$406,156

The accompanying notes are an integral part of these financial statements.

13

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$52,476
Interest	36,495
Less: Foreign tax withheld	(787)
Total investment income, net	88,184

Expenses:
Investment management fees	20,543
Distribution fees - Class IB	1,094
Custodian fees	13
Accounting services fees	536
Board of Directors' fees	86
Audit fees	32
Other expenses	543
Total expenses (before fees paid indirectly)	22,847
Commission recapture	(34)
Total fees paid indirectly	(34)
Total expenses, net	22,813
Net Investment Income	65,371

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	164,454
Net realized gain on securities sold short	101
Net realized gain on futures	42
Net realized gain on foreign currency contracts	2,102
Net realized gain on other foreign currency transactions	49
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	166,748

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	152,293
Net unrealized depreciation of securities sold short	(13)
Net unrealized depreciation of foreign currency contracts	(147)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	152,137
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	318,885
Net Increase in Net Assets Resulting from Operations	$384,256

The accompanying notes are an integral part of these financial statements.

14

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$65,371	$68,092
Net realized gain on investments, other financial instruments and foreign currency transactions	166,748	179,870
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	152,137	(177,718)
Net Increase in Net Assets Resulting from Operations	384,256	70,244
Distributions to Shareholders:
From net investment income
Class IA	(82,214)	(51,277)
Class IB	(10,942)	(6,578)
Total distributions	(93,156)	(57,855)
Capital Share Transactions:
Class IA
Sold	50,211	50,601
Issued on reinvestment of distributions	82,214	51,277
Redeemed	(589,901)	(693,355)
Total capital share transactions	(457,476)	(591,477)
Class IB
Sold	19,586	23,096
Issued on reinvestment of distributions	10,942	6,578
Redeemed	(118,840)	(131,780)
Total capital share transactions	(88,312)	(102,106)
Net decrease from capital share transactions	(545,788)	(693,583)
Net Decrease in Net Assets	(254,688)	(681,194)
Net Assets:
Beginning of period	3,414,958	4,096,152
End of period	$3,160,270	$3,414,958
Undistributed (distribution in excess of) net investment income	$664	$28,105
Shares:
Class IA
Sold	2,405	2,583
Issued on reinvestment of distributions	3,914	2,706
Redeemed	(28,367)	(35,495)
Total share activity	(22,048)	(30,206)
Class IB
Sold	928	1,160
Issued on reinvestment of distributions	514	344
Redeemed	(5,664)	(6,663)
Total share activity	(4,222)	(5,159)

The accompanying notes are an integral part of these financial statements.

15

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Balanced HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

16

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded

17

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

18

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

19

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase

20

may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of December 31, 2012.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S.

21

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of December 31, 2012, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$42	$—	$—	$—	$—	$—	$42
Net realized gain on foreign currency contracts	—	2,102	—	—	—	—	2,102
Total	$42	$2,102	$—	$—	$—	$—	$2,144

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(147)	$—	$—	$—	$—	$(147)
Total	$—	$(147)	$—	$—	$—	$—	$(147)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions,

22

that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$93,156	$57,855

23

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$664
Accumulated Capital and Other Losses*	(925,527)
Unrealized Appreciation†	408,359
Total Accumulated Deficit	$(516,504)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$344
Accumulated Net Realized Gain (Loss)	(344)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$925,527
Total	$925,527

During the year ended December 31, 2012, the Fund utilized $155,644 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

24

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

25

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.65%
Class IB	0.90

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$746,292
Sales Proceeds Excluding U.S. Government Obligations	1,305,608
Cost of Purchases for U.S. Government Obligations	163,810
Sales Proceeds for U.S. Government Obligations	165,586

26

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)	$–	$–	$(0.63)	$21.03
IB	19.58	0.43	1.86	2.29	(0.57)	–	–	(0.57)	21.30

For the Year Ended December 31, 2011
IA	19.32	0.41	(0.06)	0.35	(0.33)	–	–	(0.33)	19.34
IB	19.55	0.36	(0.05)	0.31	(0.28)	–	–	(0.28)	19.58

For the Year Ended December 31, 2010 (E)
IA	17.47	0.30	1.82	2.12	(0.27)	–	–	(0.27)	19.32
IB	17.68	0.26	1.83	2.09	(0.22)	–	–	(0.22)	19.55

For the Year Ended December 31, 2009
IA	13.69	0.36	3.78	4.14	(0.36)	–	–	(0.36)	17.47
IB	13.85	0.32	3.83	4.15	(0.32)	–	–	(0.32)	17.68

For the Year Ended December 31, 2008
IA	20.97	0.50	(7.09)	(6.59)	(0.58)	(0.11)	–	(0.69)	13.69
IB	21.18	0.47	(7.17)	(6.70)	(0.52)	(0.11)	–	(0.63)	13.85

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.

28

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

12.02%	$2,754,114	0.65%	0.65%	1.98%	28%
11.74	406,156	0.90	0.90	1.73	–

1.86	2,959,019	0.64	0.64	1.84	34
1.61	455,939	0.89	0.89	1.59	–

12.14	3,539,983	0.65	0.65	1.68	65	(F)
11.86	556,169	0.90	0.90	1.43	–

30.29	3,607,929	0.65	0.65	2.15	73
29.96	578,338	0.90	0.90	1.90	–

(31.64)	3,404,626	0.63	0.63	2.43	76
(31.81)	548,899	0.88	0.88	2.18	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Balanced HLS Fund (formerly know as Hartford Advisers HLS Fund) (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Balanced HLS Fund (formerly know as Hartford Advisers HLS Fund) (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 15, 2013
30

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,005.63	$3.29	$1,000.00	$1,021.85	$3.32	0.65%	184	366
Class IB	$1,000.00	$1,005.50	$4.55	$1,000.00	$1,020.60	$4.59	0.90%	184	366

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Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Balanced HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

36

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

37

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

38

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL

Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund)
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

40

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-B12 2-13 113521 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Capital Appreciation HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Capital Appreciation HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Capital Appreciation HLS Fund inception 04/02/1984
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class 1A. Growth results in classes other than Class 1A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Capital Appreciation IA	18.34%	-0.65%	9.98%
Capital Appreciation IB	18.04%	-0.90%	9.71%
Russell 3000 Index	16.42%	2.04%	7.68%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Capital Appreciation HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Saul J. Pannell, CFA	Kent M. Stahl, CFA	Peter I. Higgins, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Director, Investments and Risk Managment	Senior Vice President and Equity Portfolio Manager
Paul E. Marrkand, CFA	Nicolas M. Choumenkovitch	Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager
Stephen Mortimer	David W. Palmer, CFA	Francis J. Boggan, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 18.34% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Russell 3000 Index, which returned 16.42% for the same period. The Fund also outperformed the 15.02% return of the average fund in the Lipper VP-UF Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well-received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Equity markets, as measured by the Russell 3000, returned (+16%) rose during the period with all ten sectors within the index posting positive returns. Financials (+26%), Consumer Discretionary (+25%), and Health Care (+19%) posted the strongest gains. Utilities (+2%), Energy (+4%), and Consumer Staples (+11%) lagged on a relative basis.

The Fund outperformed its benchmark due primarily to strong stock selection in the Financials, Information Technology, and Industrials sectors. Stock selection was weak within the Telecommunication Services, Consumer Discretionary, and Materials sectors. Sector allocation, a residual of our bottom-up stock-by-stock security selection process, also contributed to relative performance primarily as a result of an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and an overweight to Consumer Discretionary. A modest cash balance in a generally rising market also detracted from relative returns.

The top contributors to relative performance included Gilead Sciences (Health Care), Exxon Mobil (Energy) and Bank of America (Financials). U.S.-based biopharmaceutical company Gilead Sciences outperformed after the firm's results exceeded expectations based on strong antiviral product sales, and investors reacted positively to the firm's plans for developing its hepatitis C franchise. Our significant underweight to energy company Exxon Mobil contributed positively to relative performance. Exxon shares fell after the company reported disappointing third quarter results related to its oil and gas production volumes. Shares of the diversified financial services provider, Bank of America, rallied amid signs of a recovery in the residential housing market. A reduction in loan delinquencies and new mortgage repurchase claims also decreased sequentially, both of which imply lower expenses for Bank of America’s mortgage business. Apple (Information Technology) and JPMorgan Chase (Financials) were also top contributors to absolute returns.

The largest detractors from relative returns were Chesapeake Energy (Energy), Teva Pharmaceuticals (Health Care), and NII Holdings (Telecommunication Services). Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed due to concerns regarding corporate governance and questions regarding the company’s ability to fund its capital expenditure plans. Shares of drug company Teva Pharmaceuticals faltered during the period after management provided an update suggesting cost efficiency should lead to margin expansion but added that the strategy may take longer than investors previously expected to

3

Hartford Capital Appreciation HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

bear fruit. NII Holdings, a provider of mobile communications for business customers in Latin America, declined during the period due to weak reported revenue and concerns about near-term profitability. MBIA Insurance (Financials) was also a large detractor from absolute performance (i.e. total return).

What is the outlook?

While valuations remain reasonable as we look forward to 2013, fundamentals are weaker at the margin than they were last year at this time. Concerns regarding the fiscal cliff and ongoing eurozone economic worries are likely responsible for some of this softness as decision makers have been deferring capital expenditures and investment plans. We expect to get more clarity on the environment as we enter the new year, creating a more constructive backdrop, but this depends on a variety of political and economic variables. We do recognize certain areas of strength in the markets; for example, housing and homebuilding trends in the U.S. are positive. Based on bottom-up, fundamental analysis, at the end of the period we have ancillary exposure to housing and homebuilding where we have identified favorable company and industry dynamics. Given our unconstrained approach, we continue to look for compelling opportunities for capital appreciation across the market cap spectrum. We remain focused on company specifics, which will continue to drive the Fund’s overall positioning.

As a result of our bottom-up investment process, at the end of the period the Fund was most overweight in the Consumer Discretionary, Industrials, and Information Technology sectors relative to the benchmark. The Fund was most underweight in the Consumer Staples, Utilities, and Telecommunication Services sectors at the end of the period relative to the benchmark.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	5.5%
Banks (Financials)	2.1
Capital Goods (Industrials)	6.8
Commercial and Professional Services (Industrials)	0.4
Consumer Durables and Apparel (Consumer Discretionary)	1.4
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	7.3
Energy (Energy)	10.7
Food and Staples Retailing (Consumer Staples)	2.3
Food, Beverage and Tobacco (Consumer Staples)	2.4
Health Care Equipment and Services (Health Care)	3.2
Household and Personal Products (Consumer Staples)	0.2
Insurance (Financials)	5.0
Materials (Materials)	4.4
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	7.7
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	6.9
Semiconductors and Semiconductor Equipment (Information Technology)	1.8
Software and Services (Information Technology)	9.6
Technology Hardware and Equipment (Information Technology)	7.3
Telecommunication Services (Services)	0.9
Transportation (Industrials)	6.3
Utilities (Utilities)	0.8
Total	98.1%
Fixed Income Securities
Finance and Insurance (Finance)	0.1%
Total	0.1%
Short-Term Investments	1.8
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Automobiles and Components - 5.5%
116	Allison Transmission Holdings, Inc.	$2,367
932	Dana Holding Corp.	14,545
15,966	Ford Motor Co.	206,760
259	General Motors Co. ●	7,474
5,033	Goodyear (The) Tire & Rubber Co. ●	69,508
210	Harley-Davidson, Inc.	10,242
198	Hyundai Motor Co., Ltd.	40,772
1,622	Modine Manufacturing Co. ●	13,187
152	Renault S.A.	8,240
1,440	Stoneridge, Inc. ●	7,371
227	Tenneco Automotive, Inc. ●	7,974
1,465	TRW Automotive Holdings Corp. ●	78,538
529	Yamaha Motor Co., Ltd.	5,865
		472,843
	Banks - 2.1%
378	Hana Financial Holdings	12,351
3,600	Mitsubishi UFJ Financial Group, Inc.	19,480
1,049	Oversea-Chinese Banking Corp., Ltd.	8,456
1,130	PNC Financial Services Group, Inc.	65,872
190	Standard Chartered plc	4,914
1,939	Wells Fargo & Co.	66,273
		177,346
	Capital Goods - 6.8%
168	3M Co.	15,589
337	AGCO Corp. ●	16,534
321	AMETEK, Inc.	12,063
287	Assa Abloy Ab	10,790
278	Belden, Inc.	12,503
39	Caterpillar, Inc.	3,458
157	Dover Corp.	10,325
235	Eaton Corp. plc	12,753
55	Fanuc Corp.	10,140
66	Flowserve Corp.	9,760
139	General Cable Corp. ●	4,227
280	General Electric Co.	5,867
91	Honeywell International, Inc.	5,751
196	Illinois Tool Works, Inc.	11,913
5,890	Itochu Corp.	62,249
148	Joy Global, Inc.	9,433
1,426	KBR, Inc.	42,675
164	Kennametal, Inc.	6,560
133	L-3 Communications Holdings, Inc.	10,220
280	Lockheed Martin Corp.	25,880
1,510	Meritor, Inc. ●	7,144
383	Northrop Grumman Corp.	25,899
168	Owens Corning, Inc. ●	6,216
62	Parker-Hannifin Corp.	5,272
1,165	Pentair Ltd.	57,250
227	Polypore International, Inc. ●	10,549
312	Rexel S.A.	6,386
2,545	Rolls-Royce Holdings plc	36,507
954	Safran S.A.	41,335
152	Schneider Electric S.A.	11,152
99	Siemens AG	10,806
346	SKF AB Class B	8,762
142	Stanley Black & Decker, Inc.	10,496
100	TransDigm Group, Inc.	13,622
150	United Technologies Corp.	12,326
148	Vallourec S.A.	7,776
48	Wabco Holdings, Inc. ●	3,161
179	WESCO International, Inc. ●	12,056
21	Zodiac Aerospace	2,351
		587,756
	Commercial and Professional Services - 0.4%
169	Edenred	5,224
59	IHS, Inc. ●	5,616
275	Knoll, Inc.	4,219
468	Manpower, Inc.	19,845
		34,904
	Consumer Durables and Apparel - 1.4%
56	Cie Financiere Richemont S.A.	4,378
49	Coach, Inc.	2,728
555	D.R. Horton, Inc.	10,968
262	Deckers Outdoor Corp. ●	10,567
291	De'Longhi S.p.A.	4,189
1,364	Fifth & Pacific Cos., Inc. ●	16,979
80	Fossil, Inc. ●	7,476
1,400	Furniture Brands International, Inc. ●	1,484
210	Hanesbrands, Inc. ●	7,533
35	Lululemon Athletica, Inc. ●	2,649
7	LVMH Moet Hennessy Louis Vuitton S.A.	1,214
355	Mattel, Inc.	13,011
49	PVH Corp.	5,480
129	Tempur-Pedic International, Inc. ●	4,075
42	Tumi Holdings, Inc. ●	878
52	V.F. Corp.	7,911
408	Vera Bradley, Inc. ●	10,247
52	Whirlpool Corp.	5,283
		117,050
	Consumer Services - 1.7%
64	Buffalo Wild Wings, Inc. ●	4,631
501	Burger King Worldwide, Inc. ●	8,242
336	Compass Group plc	3,986
244	DeVry, Inc.	5,780
1,261	Dunkin' Brands Group, Inc.	41,834
459	ITT Educational Services, Inc. ●	7,940
1,578	Sands China Ltd. §	7,057
322	Tim Hortons, Inc.	15,822
799	Wyndham Worldwide Corp.	42,514
851	Wynn Macau Ltd.	2,343
145	Yum! Brands, Inc.	9,595
		149,744
	Diversified Financials - 7.3%
407	Ameriprise Financial, Inc.	25,469
10,495	Bank of America Corp.	121,741
280	BlackRock, Inc.	57,775
2,834	Citigroup, Inc.	112,105
507	Credit Suisse Group AG	12,370
234	Discover Financial Services, Inc.	9,017
374	IntercontinentalExchange, Inc. ●	46,268
392	Invesco Ltd.	10,227
4,382	JP Morgan Chase & Co.	192,686
147	Julius Baer Group Ltd.	5,242
557	Nasdaq OMX Group, Inc.	13,930
147	Oaktree Capital Group LLC	6,678
75	Solar Cayman Ltd. ⌂■●†	5
370	Waddell & Reed Financial, Inc. Class A	12,894
		626,407

The accompanying notes are an integral part of these financial statements.

5

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Energy - 10.7%
468	Alpha Natural Resources, Inc. ●	$4,562
733	Anadarko Petroleum Corp.	54,436
45	Apache Corp.	3,499
266	Atwood Oceanics, Inc. ●	12,164
626	Baker Hughes, Inc.	25,556
4,694	BG Group plc	78,297
1,870	BP plc ADR	77,852
87	Cabot Oil & Gas Corp.	4,325
177	Cameron International Corp. ●	9,988
399	Canadian Natural Resources Ltd. ADR	11,530
2,273	Chesapeake Energy Corp.	37,782
151	Chevron Corp.	16,318
2,028	Cobalt International Energy, Inc. ●	49,801
228	Consol Energy, Inc.	7,320
105	Diamond Offshore Drilling, Inc.	7,120
1,236	Ensco plc	73,273
36	EOG Resources, Inc.	4,403
150	Exxon Mobil Corp.	13,000
916	Halliburton Co.	31,791
396	Imperial Oil Ltd.	17,019
1	Inpex Corp.	5,969
5,667	JX Holdings, Inc.	31,996
2,816	Karoon Gas Australia Ltd. ●	15,969
438	Kior, Inc. ●	2,811
660	McDermott International, Inc. ●	7,277
64	National Oilwell Varco, Inc.	4,379
926	Newfield Exploration Co. ●	24,790
511	Occidental Petroleum Corp.	39,148
182	Patterson-UTI Energy, Inc.	3,394
395	Peabody Energy Corp.	10,524
334	Petroleo Brasileiro S.A. ADR	6,503
53	Pioneer Natural Resources Co.	5,661
307	QEP Resources, Inc.	9,299
83	Repsol S.A. - Rights	51
275	Royal Dutch Shell plc ADR	19,324
790	Southwestern Energy Co. ●	26,387
299	Statoil ASA	7,527
368	Superior Energy Services, Inc. ●	7,623
1,463	Tesoro Corp.	64,442
358	TGS Nopec Geophysical Co. ASA	11,807
166	Transocean, Inc.	7,410
569	Trican Well Service Ltd.	7,508
180	Tullow Oil plc	3,756
1,280	Uranium One, Inc. ●	3,024
1,336	Valero Energy Corp.	45,599
276	Whiting Petroleum Corp. ●	11,968
		924,182
	Food and Staples Retailing - 2.3%
1,961	CVS Caremark Corp.	94,827
155	FamilyMart Co., Ltd.	6,365
2,864	Kroger (The) Co.	74,521
205	Seven & I Holdings Co., Ltd.	5,788
1,502	Tesco plc	8,272
168	Wal-Mart Stores, Inc.	11,436
		201,209
	Food, Beverage and Tobacco - 2.4%
252	Archer-Daniels-Midland Co.	6,900
167	British American Tobacco plc	8,494
329	Coca-Cola Co.	11,944
158	Constellation Brands, Inc. Class A ●	5,603
83	Diageo plc ADR	9,727
260	General Mills, Inc.	10,486
731	Green Mountain Coffee Roasters, Inc. ●	30,217
140	Groupe Danone	9,211
131	Grupo Modelo S.A.B. de C.V.	1,171
226	Kraft Foods Group, Inc. ●	10,270
739	Maple Leaf Foods, Inc. w/ Rights	8,896
1,689	Marfig Frigorificos E Comer ●☼	6,994
328	Molson Coors Brewing Co.	14,026
475	PepsiCo, Inc.	32,535
381	Philip Morris International, Inc.	31,877
268	Unilever N.V. NY Shares ADR	10,245
		208,596
	Health Care Equipment and Services - 3.2%
368	Aetna, Inc.	17,057
480	Boston Scientific Corp. ●	2,753
648	Cardinal Health, Inc.	26,696
9,120	CareView Communications, Inc. ●	7,706
187	Catamaran Corp. ●	8,806
87	Cie Generale d'Optique Essilor International S.A.	8,742
167	CIGNA Corp.	8,928
610	Covidien plc	35,244
104	Edwards Lifesciences Corp. ●	9,399
32	Heartware International, Inc. ●	2,658
3,310	Hologic, Inc. ●	66,299
996	Medtronic, Inc.	40,838
260	St. Jude Medical, Inc.	9,393
158	Team Health Holdings ●	4,540
196	UnitedHealth Group, Inc.	10,621
313	Universal Health Services, Inc. Class B	15,129
		274,809
	Household and Personal Products - 0.2%
441	Herbalife Ltd.	14,512

	Insurance - 5.0%
297	ACE Ltd.	23,732
1,441	Aflac, Inc.	76,526
8,704	AIA Group Ltd.	34,523
5,084	American International Group, Inc. ●	179,455
103	Aon plc	5,716
800	Assured Guaranty Ltd.	11,390
691	AXA S.A.	12,413
2,258	China Pacific Insurance Co., Ltd.	8,512
512	Marsh & McLennan Cos., Inc.	17,645
328	Principal Financial Group, Inc.	9,364
237	Reinsurance Group of America, Inc.	12,703
114	Swiss Re Ltd.	8,258
880	Unum Group	18,319
38	Zurich Financial Services AG	10,191
		428,747
	Materials - 4.4%
190	Agnico-Eagle Mines Ltd.	9,973
120	Air Liquide	15,179
337	Antofagasta plc	7,379
562	AuRico Gold, Inc. ●	4,597
63	Ball Corp.	2,837
392	Barrick Gold Corp.	13,738

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Materials - 4.4% - (continued)
224	Cabot Corp.	$8,924
269	Celanese Corp.	11,990
948	Continental Gold Ltd. ●	8,439
325	CRH plc	6,717
72	Crown Holdings, Inc. ●	2,643
596	Dow Chemical Co.	19,252
5,052	Glencore International plc	29,182
1,546	International Paper Co.	61,581
200	JSR Corp.	3,808
177	KGHM Polska Miedz S.A.	10,949
587	Louisiana-Pacific Corp. ●	11,350
1,359	Lundin Mining Corp. ●	6,994
573	Methanex Corp. ADR	18,266
779	Molycorp, Inc. ●	7,352
58	Monsanto Co.	5,534
391	Mosaic Co.	22,135
462	Norbord, Inc. ●	14,008
363	PETRONAS Chemicals Group Berhad	763
10,861	PTT Chemical Public Co., Ltd. ●	24,746
190	Rio Tinto plc ADR	11,031
97	Rock Tenn Co. Class A	6,782
170	SunCoke Energy, Inc. ●	2,652
1,634	TSRC Corp.	3,332
175	Umicore S.A.	9,705
341	Walter Energy, Inc.	12,232
35	Yara International ASA	1,749
		375,819
	Media - 2.5%
100	AMC Networks, Inc. Class A ●‡	4,959
265	CBS Corp. Class B	10,076
222	Comcast Corp. Class A	8,308
665	Gannett Co., Inc.	11,968
30	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	–
76	Liberty Global, Inc. ●	4,817
686	Omnicom Group, Inc.	34,270
1,281	Pandora Media, Inc. ●	11,760
66	Publicis Groupe	3,962
1,885	Sirius XM Radio, Inc. w/ Rights ●	5,447
1,742	Time Warner, Inc.	83,335
367	Walt Disney Co.	18,271
1,388	WPP plc	20,272
		217,445
	Pharmaceuticals, Biotechnology and Life Sciences - 7.7%
926	Agilent Technologies, Inc.	37,925
199	Alkermes plc ●	3,686
771	Almirall S.A.	7,613
288	Amgen, Inc.	24,845
947	Arena Pharmaceuticals, Inc. ●	8,539
104	Auxilium Pharmaceuticals, Inc. ●	1,928
1,616	AVANIR Pharmaceuticals, Inc. ●	4,249
78	Biogen Idec, Inc. ●	11,440
335	Bristol-Myers Squibb Co.	10,905
278	Bruker Corp. ●	4,247
97	Celgene Corp. ●	7,674
96	Covance, Inc. ●	5,525
673	Daiichi Sankyo Co., Ltd.	10,330
256	Elan Corp. plc ADR ●	2,609
1,751	Gilead Sciences, Inc. ●	128,613
616	Johnson & Johnson	43,210
293	Map Pharmaceuticals, Inc. ●	4,597
1,610	Merck & Co., Inc.	65,924
146	Novartis AG ADR	9,251
8	Onyx Pharmaceuticals, Inc. ●	629
231	Pfizer, Inc.	5,793
6	Prothena Corp. plc ●	45
47	Regeneron Pharmaceuticals, Inc. ●	7,974
344	Roche Holding AG	69,602
59	Salix Pharmaceuticals Ltd. ●	2,400
858	Shionogi & Co., Ltd.	14,291
3,786	Teva Pharmaceutical Industries Ltd. ADR	141,353
2,667	TherapeuticsMD, Inc. ●	8,268
99	Vertex Pharmaceuticals, Inc. ●	4,135
75	Watson Pharmaceuticals, Inc. ●	6,424
631	WuXi PharmaTech Cayman, Inc. ●	9,940
		663,964
	Real Estate - 0.9%
397	BR Malls Participacoes S.A. ☼	5,238
459	CBRE Group, Inc. ●	9,136
119	Daito Trust Construction Co., Ltd.	11,237
91	Health Care, Inc. REIT	5,565
429	Host Hotels & Resorts, Inc. REIT	6,717
643	Sun Hung Kai Properties Ltd.	9,758
64	Unibail-Rodamco SE REIT	15,604
1,232	Westfield Group REIT	13,609
		76,864
	Retailing - 6.9%
194	Abercrombie & Fitch Co. Class A	9,310
539	Aeropostale, Inc. ●	7,015
8,452	Allstar LLC ⌂†	11,919
79	Amazon.com, Inc. ●	19,892
474	Ascena Retail Group, Inc. ●	8,768
142	AutoZone, Inc. ●	50,294
159	Bed Bath & Beyond, Inc. ●	8,890
29,055	Buck Holdings L.P. ⌂●†	20,781
137	Buckle (The), Inc.	6,117
255	CarMax, Inc. ●	9,582
445	Chico's FAS, Inc.	8,211
146	Dick's Sporting Goods, Inc.	6,621
221	Dollar Tree, Inc. ●	8,972
84	Dollarama, Inc.	4,984
64	DSW, Inc.	4,236
642	Express, Inc. ●	9,686
733	Family Dollar Stores, Inc.	46,463
213	Francescas Holding Corp. ●	5,517
390	GameStop Corp. Class A	9,780
108	HomeAway, Inc. ●	2,376
2,601	J.C. Penney Co., Inc.	51,263
157	Kohl's Corp.	6,754
1,661	Liberty Media - Interactive A ●	32,681
356	LKQ Corp. ●	7,501
1,872	Lowe's Co., Inc.	66,511
39	Netflix, Inc. ●	3,594
94	Priceline.com, Inc. ●	58,101
3,998	Staples, Inc.	45,579
319	Start Today Co., Ltd.	2,952
289	Target Corp.	17,071
787	TJX Cos., Inc.	33,397
151	TripAdvisor, Inc. ●	6,327

The accompanying notes are an integral part of these financial statements.

7

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Retailing - 6.9% - (continued)
153	Urban Outfitters, Inc. ●	$6,033
		597,178
	Semiconductors and Semiconductor Equipment - 1.8%
209	Altera Corp.	7,198
375	Analog Devices, Inc.	15,777
398	ASML Holding N.V.	25,661
289	First Solar, Inc. ●	8,937
1,796	GT Advanced Technologies, Inc. ●	5,424
798	Intel Corp.	16,465
772	Marvell Technology Group Ltd. ●	5,602
180	Maxim Integrated Products, Inc.	5,283
1,736	Micron Technology, Inc. ●	11,026
1,019	RF Micro Devices, Inc. ●	4,565
2	Samsung Electronics Co., Ltd.	2,773
2,454	Taiwan Semiconductor Manufacturing Co., Ltd.	8,208
1,937	Teradyne, Inc. ●	32,719
270	Xilinx, Inc.	9,686
		159,324
	Software and Services - 9.6%
130	Accenture plc	8,652
1,101	Activision Blizzard, Inc.	11,695
347	Akamai Technologies, Inc. ●	14,181
1,223	Amadeus IT Holding S.A. Class A	30,913
222	Automatic Data Processing, Inc.	12,683
96	BMC Software, Inc. ●	3,821
528	Booz Allen Hamilton Holding Corp.	7,350
673	Cadence Design Systems, Inc. ●	9,097
497	Check Point Software Technologies Ltd. ADR ●	23,693
96	Concur Technologies, Inc. ●	6,515
132	DeNa Co., Ltd.	4,333
218	Dropbox, Inc. ⌂●†	1,854
311	eBay, Inc. ●	15,879
28	Equinix, Inc. ●	5,784
1,625	Facebook, Inc. ●	43,282
2,422	Genpact Ltd.	37,540
217	Global Payments, Inc.	9,843
163	Google, Inc. ●	115,398
469	IAC/InterActiveCorp.	22,179
41	IBM Corp.	7,843
593	iGate Corp. ●	9,352
87	Imperva, Inc. ●	2,745
115	Kakaku.com, Inc.	3,793
137	LinkedIn Corp. Class A ●	15,721
142	Micros Systems ●	6,020
3,949	Microsoft Corp.	105,551
4,207	Oracle Corp.	140,167
163	Rovi Corp. ●	2,517
61	Salesforce.com, Inc. ●	10,296
258	ServiceNow, Inc. ●	7,760
345	Splunk, Inc. ●	10,008
67	Teradata Corp. ●	4,146
213	Tibco Software, Inc. ●	4,682
344	TiVo, Inc. ●	4,241
715	Velti plc ●	3,217
630	VeriFone Systems, Inc. ●	18,703
64	Visa, Inc.	9,716
336	Web.com Group, Inc. ●	4,980
2,474	Western Union Co.	33,673
152	WEX, Inc.	11,456
11	Workday, Inc. Class A ●	615
1,427	Yahoo!, Inc. ●	28,394
		830,288
	Technology Hardware and Equipment - 7.3%
690	Acme Packet, Inc. ●	15,254
1,886	Alcatel - Lucent ADR ●	2,622
313	Apple, Inc.	166,707
264	Arrow Electronics, Inc. ●	10,053
155	Canon, Inc.	5,992
2,651	Ciena Corp. ●	41,625
11,814	Cisco Systems, Inc.	232,152
817	EMC Corp. ●	20,660
257	Emulex Corp. ●	1,874
1,647	Flextronics International Ltd. ●	10,225
296	Hewlett-Packard Co.	4,214
6,323	Hon Hai Precision Industry Co., Ltd.	19,573
1,558	JDS Uniphase Corp. ●	21,096
1,248	Juniper Networks, Inc. ●	24,542
5,915	Legend Holdings Ltd.	5,454
98	National Instruments Corp.	2,524
395	NetApp, Inc. ●	13,249
13	Palo Alto Networks, Inc. ●	706
444	QLogic Corp. ●	4,323
78	Qualcomm, Inc.	4,836
207	SanDisk Corp. ●	9,013
210	Seagate Technology plc	6,398
111	Trimble Navigation Ltd. ●	6,648
152	Universal Display Corp. ●	3,895
		633,635
	Telecommunication Services - 0.9%
269	AT&T, Inc.	9,061
349	SoftBank Corp.	12,790
500	Telefonica S.A.	6,764
397	Telenor ASA	8,088
1,307	Vivendi S.A.	29,551
364	Vodafone Group plc ADR	9,161
		75,415
	Transportation - 6.3%
21,302	AirAsia Berhad	19,167
108	Canadian National Railway Co.	9,762
680	CSX Corp.	13,417
7,450	Delta Air Lines, Inc. ●	88,437
322	FedEx Corp.	29,552
6,535	Hertz Global Holdings, Inc. ●	106,316
5,745	JetBlue Airways Corp. ●	32,806
702	Knight Transportation, Inc.	10,263
359	Spirit Airlines, Inc. ●	6,358
1,361	Toll Holdings Ltd.	6,525
165	Union Pacific Corp.	20,794
6,716	United Continental Holdings, Inc. ●	157,012
634	United Parcel Service, Inc. Class B	46,750
		547,159
	Utilities - 0.8%
364	Companhia Energetica de Minas Gerais ADR	3,950
215	Entergy Corp.	13,714
1,293	Snam S.p.A.	6,037

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Utilities - 0.8% - (continued)
649	UGI Corp.		$21,240
766	Xcel Energy, Inc.		20,460
			65,401
	Total common stocks
	(cost $7,911,608)		$8,460,597

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology and Life Sciences - 0.0%
510	Novavax, Inc. ⌂●		$—

	Total warrants
	(cost $–)		$—

EXCHANGE TRADED FUNDS - 0.0%
	Diversified Financials - 0.0%
102	Ishares Russell 3000 Growth		$5,459

	Total exchange traded funds
	(cost $5,397)		$5,459

CORPORATE BONDS - 0.1%
	Finance and Insurance - 0.1%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ		$9,095

	Total corporate bonds
	(cost $53,141)		$9,095

	Total long-term investments
	(cost $7,970,146)		$8,475,151

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $3,469, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $3,539)
$3,469	0.19%, 12/31/2012		$3,469
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $24,663, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $25,156)
24,663	0.23%, 12/31/2012		24,663
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $7,716, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $7,870)
7,716	0.20%, 12/31/2012		7,716
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $48,588, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $49,560)
48,588	0.17%, 12/31/2012		48,588
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,001, collateralized by FNMA 3.00%, 2032, value of $1,021)
1,001	0.25%, 12/31/2012		1,001
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $34,187, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $34,870)
34,186	0.20%, 12/31/2012		34,186
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $29,930, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $30,529)
29,930	0.21%, 12/31/2012		29,930
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $576, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $591)
576	0.17%, 12/31/2012		576
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,041, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $2,082)
2,041	0.25%, 12/31/2012		2,041
			152,170
	Total short-term investments
	(cost $152,170)		$152,170

	Total investments
	(cost $8,122,316) ▲	100.0%	$8,627,321
	Other assets and liabilities	—%	(2,011)
	Total net assets	100.0%	$8,625,310

The accompanying notes are an integral part of these financial statements.

9

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $8,292,774 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$874,483
Unrealized Depreciation	(539,936)
Net Unrealized Appreciation	$334,547

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $34,559, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $9,100, which represents 0.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $7,057, which represents 0.1% of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	8,452	Allstar LLC	$4,994
06/2007	29,055	Buck Holdings L.P.	5,148
05/2012	218	Dropbox, Inc.	1,972
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	–
03/2007	75	Solar Cayman Ltd. - 144A	22

At December 31, 2012, the aggregate value of these securities was $34,559, which represents 0.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $582 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	01/03/2013	BCLY	$274	$274	$–
AUD	Buy	01/02/2013	UBS	155	155	–
BRL	Buy	01/02/2013	JPM	478	476	(2)
BRL	Buy	01/03/2013	JPM	105	105	–
CAD	Sell	01/02/2013	BCLY	63	63	–
CAD	Sell	01/03/2013	JPM	73	73	–
EUR	Sell	01/02/2013	UBS	1,765	1,761	4
HKD	Buy	01/03/2013	DEUT	80	80	–
HKD	Buy	01/02/2013	SCB	750	750	–
JPY	Sell	12/12/2013	BCLY	51,668	51,582	86
JPY	Sell	12/12/2013	CSFB	24,580	24,583	(3)
JPY	Sell	12/12/2013	DEUT	36,088	34,267	1,821
JPY	Sell	12/12/2013	GSC	24,598	24,583	15
JPY	Sell	12/12/2013	MSC	36,063	34,267	1,796
						$3,717

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EURO
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Hartford Capital Appreciation HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$472,843	$417,966	$54,877	$–
Banks	177,346	132,145	45,201	–
Capital Goods	587,756	379,502	208,254	–
Commercial and Professional Services	34,904	29,680	5,224	–
Consumer Durables and Apparel	117,050	107,269	9,781	–
Consumer Services	149,744	136,358	13,386	–
Diversified Financials	626,407	608,790	17,612	5
Energy	924,182	768,861	155,321	–
Food and Staples Retailing	201,209	180,784	20,425	–
Food, Beverage and Tobacco	208,596	200,102	8,494	–
Health Care Equipment and Services	274,809	266,067	8,742	–
Household and Personal Products	14,512	14,512	–	–
Insurance	428,747	354,850	73,897	–
Materials	375,819	262,310	113,509	–
Media	217,445	193,211	24,234	–
Pharmaceuticals, Biotechnology and Life Sciences	663,964	562,128	101,836	–
Real Estate	76,864	26,656	50,208	–
Retailing	597,178	564,478	–	32,700
Semiconductors and Semiconductor Equipment	159,324	148,343	10,981	–
Software and Services	830,288	793,728	34,706	1,854
Technology Hardware and Equipment	633,635	602,616	31,019	–
Telecommunication Services	75,415	18,222	57,193	–
Transportation	547,159	521,467	25,692	–
Utilities	65,401	59,364	6,037	–
Total	8,460,597	7,349,409	1,076,629	34,559
Corporate Bonds	9,095	–	9,095	–
Exchange Traded Funds	5,459	5,459	–	–
Warrants	–	–	–	–
Short-Term Investments	152,170	–	152,170	–
Total	$8,627,321	$7,354,868	$1,237,894	$34,559
Foreign Currency Contracts*	3,722	–	3,722	–
Total	$3,722	$–	$3,722	$–
Liabilities:
Foreign Currency Contracts*	5	–	5	–
Total	$5	$–	$5	$–

♦	For the year ended December 31, 2012, investments valued at $7,743 were transferred from Level 1 to Level 2, and investments valued at $18,824 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Common Stocks	$79,825	$12,592	$7,121	†	$—	$69,199	$(128,814)	$—	$(5,364)	$34,559
Total	$79,825	$12,592	$7,121		$—	$69,199	$(128,814)	$—	$(5,364)	$34,559

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(25,599).

The accompanying notes are an integral part of these financial statements.

13

Hartford Capital Appreciation HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $8,122,316)	$8,627,321
Cash	1,592
Foreign currency on deposit with custodian (cost $62)	61
Unrealized appreciation on foreign currency contracts	3,722
Receivables:
Investment securities sold	43,919
Fund shares sold	568
Dividends and interest	7,979
Other assets	—
Total assets	8,685,162
Liabilities:
Unrealized depreciation on foreign currency contracts	5
Payables:
Investment securities purchased	45,399
Fund shares redeemed	13,045
Investment management fees	1,030
Distribution fees	42
Accrued expenses	331
Total liabilities	59,852
Net assets	$8,625,310
Summary of Net Assets:
Capital stock and paid-in-capital	$8,725,339
Distributions in excess of net investment loss	(2,150)
Accumulated net realized loss	(606,593)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	508,714
Net assets	$8,625,310
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$43.37
Shares outstanding	178,701
Net assets	$7,750,924
Class IB: Net asset value per share	$43.05
Shares outstanding	20,312
Net assets	$874,386

The accompanying notes are an integral part of these financial statements.

14

Hartford Capital Appreciation HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$171,634
Interest	7,807
Less: Foreign tax withheld	(5,270)
Total investment income, net	174,171

Expenses:
Investment management fees	57,617
Transfer agent fees	6
Distribution fees - Class IB	2,641
Custodian fees	197
Accounting services fees	1,564
Board of Directors' fees	253
Audit fees	77
Other expenses	1,167
Total expenses (before fees paid indirectly)	63,522
Commission recapture	(442)
Total fees paid indirectly	(442)
Total expenses, net	63,080
Net Investment Income	111,091

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	514,307
Net realized loss on purchased options	(866)
Net realized gain on foreign currency contracts	11,712
Net realized gain on other foreign currency transactions	906
Net Realized Gain on Investments and Foreign Currency Transactions	526,059

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	905,838
Net unrealized appreciation of foreign currency contracts	15,577
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(158)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	921,257
Net Gain on Investments and Foreign Currency Transactions	1,447,316
Net Increase in Net Assets Resulting from Operations	$1,558,407

The accompanying notes are an integral part of these financial statements.

15

Hartford Capital Appreciation HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$111,091	$90,518
Net realized gain on investments and foreign currency transactions	526,059	750,977
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	921,257	(1,939,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,558,407	(1,098,274)
Distributions to Shareholders:
From net investment income
Class IA	(113,065)	(71,587)
Class IB	(10,365)	(6,414)
Total distributions	(123,430)	(78,001)
Capital Share Transactions:
Class IA
Sold	251,349	1,967,235
Issued on reinvestment of distributions	113,065	71,587
Redeemed	(2,056,141)	(1,742,622)
Total capital share transactions	(1,691,727)	296,200
Class IB
Sold	60,463	100,885
Issued on reinvestment of distributions	10,365	6,414
Redeemed	(460,000)	(368,116)
Total capital share transactions	(389,172)	(260,817)
Net increase (decrease) from capital share transactions	(2,080,899)	35,383
Net Decrease in Net Assets	(645,922)	(1,140,892)
Net Assets:
Beginning of period	9,271,232	10,412,124
End of period	$8,625,310	$9,271,232
Undistributed (distribution in excess of) net investment income	$(2,150)	$5,962
Shares:
Class IA
Sold	6,122	50,481
Issued on reinvestment of distributions	2,632	1,944
Redeemed	(49,673)	(42,673)
Total share activity	(40,919)	9,752
Class IB
Sold	1,472	2,434
Issued on reinvestment of distributions	243	176
Redeemed	(11,267)	(8,988)
Total share activity	(9,552)	(6,378)

The accompanying notes are an integral part of these financial statements.

16

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Capital Appreciation HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair

17

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

18

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

19

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest,

20

will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

21

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. As of December 31, 2012, there were no outstanding options contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3,722	$—	$—	$—	$—	$3,722
Total	$—	$3,722	$—	$—	$—	$—	$3,722

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$5	$—	$—	$—	$—	$5
Total	$—	$5	$—	$—	$—	$—	$5

The ratio of foreign exchange contracts to net assets at December 31, 2012, was 1.93% compared to the one year average of 8.01% for the year ended December 31, 2012. The volume of the other derivatives that are presented in the Schedule of Investments is consistant with the derivative activity during the year ended December 31, 2012.

22

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(866)	$—	$—	$(866)
Net realized gain on foreign currency contracts	—	11,712	—	—	—	—	11,712
Total	$—	$11,712	$—	$(866)	$—	$—	$10,846

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$15,577	$—	$—	$—	$—	$15,577
Total	$—	$15,577	$—	$—	$—	$—	$15,577

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

23

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$123,430	$78,001

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$742
Accumulated Capital and Other Losses*	(435,312)
Unrealized Appreciation†	334,541
Total Accumulated Deficit	$(100,029)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

24

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$4,227
Accumulated Net Realized Gain (Loss)	(1,176)
Capital Stock and Paid-in-Capital	(3,051)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$435,312
Total	$435,312

During the year ended December 31, 2012, the Fund utilized $431,146 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

25

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such

26

rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.66%
Class IB	0.91

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $12. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	45.66%	45.30%

27

Hartford Capital Appreciation HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$12,659,223
Sales Proceeds Excluding U.S. Government Obligations	14,599,018

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

28

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29

Hartford Capital Appreciation HLS Fund

Financial Highlights

– Selected Per-Share Data (A) –

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Distributions from Capital		Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)		$—	$—		$(0.64)	$43.37
IB	36.90	0.52	6.14	6.66	(0.51)		—	—		(0.51)	43.05

For the Year Ended December 31, 2011
IA	42.36	0.37	(5.20)	(4.83)	(0.33)		—	—		(0.33)	37.20
IB	42.00	0.32	(5.20)	(4.88)	(0.22)		—	—		(0.22)	36.90

For the Year Ended December 31, 2010
IA	36.63	0.30	5.72	6.02	(0.26)		—	(0.03)		(0.29)	42.36
IB	36.32	0.21	5.66	5.87	(0.16)		—	(0.03)		(0.19)	42.00

For the Year Ended December 31, 2009
IA	25.34	0.31	11.27	11.58	(0.29)		—	—		(0.29)	36.63
IB	25.14	0.25	11.14	11.39	(0.21)		—	—		(0.21)	36.32

For the Year Ended December 31, 2008
IA	52.46	0.46	(22.58)	(22.12)	(0.50	)(F)	(4.28)	(0.22	)(F)	(5.00)	25.34
IB	52.01	0.39	(22.37)	(21.98)	(0.39	)(F)	(4.28)	(0.22	)(F)	(4.89)	25.14

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	In 2009, the Fund amended its 2008 federal tax return in order to change an election relating to the recognition and classification of certain net realized losses and ordinary income items. As a result, a portion of the distributions that were made by the Fund during 2008 were reclassified as return of capital. This reclassification had no impact on the total net assets or net asset value of the Fund.

30

– Ratios and Supplemental Data –

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

18.34%		$7,750,924	0.67%	0.67%	1.24%	142%
18.04		874,386	0.92	0.92	0.99	—

(11.41)		8,169,178	0.67	0.67	0.95	113
(11.62)		1,102,054	0.92	0.92	0.71	—

16.50		8,889,906	0.67	0.67	0.77	95
16.21		1,522,218	0.92	0.92	0.52	—

45.67	(E)	8,410,214	0.68	0.68	1.03	128
45.30	(E)	1,595,912	0.93	0.93	0.79	—

(45.59)		6,017,984	0.67	0.67	1.12	131
(45.73)		1,295,065	0.92	0.92	0.87	—

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Capital Appreciation HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Capital Appreciation HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

32

Hartford Capital Appreciation HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

Hartford Capital Appreciation HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

34

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

Hartford Capital Appreciation HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,009.98	$3.36	$1,000.00	$1,021.79	$3.38	0.67%	184	366
Class IB	$1,000.00	$1,009.84	$4.62	$1,000.00	$1,020.53	$4.65	0.92%	184	366

36

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Capital Appreciation HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-year period and that its performance was in line with the peer group and benchmark for the 3- and 5-year periods. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

38

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

39

Hartford Capital Appreciation HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

40

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

Hartford Capital Appreciation HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-CA12 2-13 113522 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Disciplined Equity HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Disciplined Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Disciplined Equity HLS Fund inception 05/29/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Disciplined Equity IA	17.62%	1.35%	6.85%
Disciplined Equity IB	17.33%	1.10%	6.58%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.74% and 0.99%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.74% and 0.99%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Disciplined Equity HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 17.62% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the S&P 500 Index, which returned 15.99% for the same period. The Fund also outperformed the 15.02% return of the average fund in the Lipper VP-UF Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+16%), mid caps (+18%), and small caps (+16%) all rose as represented by the S&P 500, S&P MidCap 400 , and Russell 2000 Indices respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Financials (+29%), Consumer Discretionary (+24%), and Telecommunication Services (+18%).

The Fund outperformed its benchmark due to stock selection, which was strongest in Health Care, Information Technology, and Industrials. This was partially offset by weaker security selection in Energy, Consumer Discretionary, and Materials. Allocation among sectors detracted modestly from relative performance. A modest options writing program contributed 14 basis points to performance.

The largest contributors to benchmark-relative performance were Regeneron Pharmaceuticals (Health Care), Gilead Sciences (Health Care), and PVH (Consumer Discretionary). Shares of biopharmaceutical company Regeneron Pharmaceuticals rose after the company reported better-than-expected sales and raised guidance during the second quarter. Shares of Gilead, a U.S.-based biopharmaceutical company, outperformed as the firm’s results exceeded expectations on strong antiviral product sales; additionally, investors reacted positively to the firm’s plans for developing its hepatitis C franchise. Shares of PVH, a clothing company with a large portfolio of brands including Calvin Klein and Tommy Hilfiger, climbed after the company announced it would acquire Warnaco, another apparel company. Top contributors to absolute performance (i.e. total return) also included Apple (Information Technology) and Bank of America (Financials).

The largest detractors from benchmark-relative and absolute performance were Deckers Outdoor (Consumer Discretionary), Occidental Petroleum (Energy), and Chesapeake Energy (Energy). Deckers Outdoor is a designer and marketer of fashion-oriented footwear, including the UGG and Teva proprietary brands. Shares declined after disappointing guidance and margin pressures from higher product costs led to a reduction in consensus earnings expectations. Shares of Occidental Petroleum, an exploration and production company with attractive acreage positions in California, West Texas, and the Middle East, declined due to recent concerns over performance in California, and skepticism over large investments in Texas and the Middle East. Shares of Chesapeake Energy, a producer of natural gas, oil, and natural gas liquids, underperformed on concerns that increased spending on leaseholds and capital expenditures would not result in higher production guidance.

What is the outlook?

In 2013, we expect slow but steady growth in the U.S., somewhere around 2.5% Gross Domestic Product. A last minute deal averted a full dive off the fiscal cliff on January 1, 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes 2% on most Americans. We believe that housing and employment should continue to improve, and corporate earnings should also enjoy moderate growth this year. Households have enjoyed a nice boost to their net worth in recent years, which should cushion the negative impact of higher taxation. Household formation is still going strong in the U.S. and

3

Hartford Disciplined Equity HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

housing starts have just started to normalize. It appears that interest rates are slowly creeping higher, which in our view is a sign that the economy is improving. We remain cautiously optimistic and believe that the U.S. should avoid recession in 2013.

We expect the global economic recovery to continue, but at a slow rate and with varying degrees of recovery by region. In Europe, the ECB bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. China’s economy continues to slow but recent positive economic data points have alleviated many investors’ fears of a hard landing.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Industrials, and Consumer Staples sectors and most underweight the Financials, Energy, and Telecommunication Services sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	3.2%
Capital Goods (Industrials)	9.0
Commercial and Professional Services (Industrials)	1.8
Consumer Durables and Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	6.3
Energy (Energy)	9.3
Food and Staples Retailing (Consumer Staples)	3.9
Food, Beverage and Tobacco (Consumer Staples)	6.9
Health Care Equipment and Services (Health Care)	3.3
Insurance (Financials)	4.0
Materials (Materials)	3.0
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.7
Retailing (Consumer Discretionary)	6.1
Software and Services (Information Technology)	12.7
Technology Hardware and Equipment (Information Technology)	6.4
Telecommunication Services (Services)	1.7
Utilities (Utilities)	3.5
Short-Term Investments	0.6
Other Assets and Liabilities	0.3
Total	100.0%

4

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Banks - 3.2%
221	PNC Financial Services Group, Inc.	$12,860
481	Wells Fargo & Co.	16,454
		29,314
	Capital Goods - 9.0%
212	AMETEK, Inc.	7,955
111	Boeing Co.	8,329
110	Dover Corp.	7,201
142	Eaton Corp. plc	7,714
516	General Electric Co.	10,833
119	Illinois Tool Works, Inc.	7,215
56	Parker-Hannifin Corp.	4,773
66	TransDigm Group, Inc.	8,960
175	United Technologies Corp.	14,371
26	W.W. Grainger, Inc.	5,163
		82,514
	Commercial and Professional Services - 1.8%
164	Equifax, Inc. ●	8,892
135	Towers Watson & Co.	7,602
		16,494
	Consumer Durables and Apparel - 1.1%
90	PVH Corp.	10,024

	Consumer Services - 1.6%
171	McDonald's Corp.	15,056

	Diversified Financials - 6.3%
124	Ameriprise Financial, Inc.	7,744
1,251	Bank of America Corp. Θ	14,507
38	BlackRock, Inc.	7,752
313	Citigroup, Inc.	12,394
346	JP Morgan Chase & Co.	15,211
		57,608
	Energy - 9.3%
103	Anadarko Petroleum Corp.	7,626
96	Chevron Corp.	10,383
252	Cobalt International Energy, Inc. ●	6,191
172	ConocoPhillips Holding Co.	9,985
195	Exxon Mobil Corp.	16,878
134	Halliburton Co.	4,663
100	National Oilwell Varco, Inc.	6,823
203	Newfield Exploration Co. ●	5,449
142	Occidental Petroleum Corp.	10,859
124	Phillips 66	6,580
		85,437
	Food and Staples Retailing - 3.9%
114	Costco Wholesale Corp.	11,272
268	CVS Caremark Corp.	12,945
305	Walgreen Co.	11,285
		35,502
	Food, Beverage and Tobacco - 6.9%
322	Altria Group, Inc.	10,117
234	Constellation Brands, Inc. Class A ●	8,293
87	Lorillard, Inc.	10,186
230	PepsiCo, Inc.	15,712
219	Philip Morris International, Inc.	18,325
		62,633
	Health Care Equipment and Services - 3.3%
132	Covidien plc	7,642
106	McKesson Corp.	10,260
230	UnitedHealth Group, Inc.	12,459
		30,361
	Insurance - 4.0%
101	ACE Ltd.	8,025
277	American International Group, Inc. ●	9,764
212	Aon plc	11,796
126	Prudential Financial, Inc.	6,719
		36,304
	Materials - 3.0%
169	Crown Holdings, Inc. ●	6,232
303	Dow Chemical Co.	9,807
114	Newmont Mining Corp.	5,317
38	Sherwin-Williams Co.	5,921
		27,277
	Media - 2.6%
263	Time Warner, Inc.	12,573
208	Viacom, Inc. Class B	10,985
		23,558
	Pharmaceuticals, Biotechnology and Life Sciences - 12.7%
129	Agilent Technologies, Inc.	5,267
125	Amgen, Inc.	10,807
51	Biogen Idec, Inc. ●Θ	7,413
148	Cubist Pharmaceuticals, Inc. ●	6,225
284	Eli Lilly & Co.	13,987
309	Forest Laboratories, Inc. ●Θ	10,925
184	Gilead Sciences, Inc. ●	13,545
543	Merck & Co., Inc.	22,238
218	Pfizer, Inc.	5,455
26	Regeneron Pharmaceuticals, Inc. ●Θ	4,450
117	Salix Pharmaceuticals Ltd. ●	4,723
125	Watson Pharmaceuticals, Inc. ●	10,741
		115,776
	Retailing - 6.1%
55	Amazon.com, Inc. ●Θ	13,888
216	Dollar Tree, Inc. ●	8,754
413	Lowe's Co., Inc.	14,668
140	Ross Stores, Inc.	7,573
265	TJX Cos., Inc.	11,250
		56,133
	Software and Services - 12.7%
208	Accenture plc	13,799
424	Activision Blizzard, Inc.	4,502
198	Automatic Data Processing, Inc.	11,308
180	eBay, Inc. ●	9,194
57	Factset Research Systems, Inc.	5,045
425	Genpact Ltd.	6,593
20	Google, Inc. ●	14,003
178	Intuit, Inc.	10,600
17	Mastercard, Inc.	8,244
546	Oracle Corp.	18,181
105	Teradata Corp. ●	6,515
198	VeriSign, Inc. ●	7,667
		115,651
	Technology Hardware and Equipment - 6.4%
53	Apple, Inc. Θ	28,424
630	Cisco Systems, Inc.	12,378
369	EMC Corp. ●	9,345

The accompanying notes are an integral part of these financial statements.

5

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Technology Hardware and Equipment - 6.4% - (continued)
137	Qualcomm, Inc.		$8,488
			58,635
	Telecommunication Services - 1.7%
457	AT&T, Inc.		15,397

	Utilities - 3.5%
214	American Electric Power Co., Inc.		9,135
95	NextEra Energy, Inc.		6,568
90	Pinnacle West Capital Corp.		4,603
434	Xcel Energy, Inc.		11,586
			31,892
	Total common stocks
	(cost $719,434)		$905,566

	Total long-term investments
	(cost $719,434)		$905,566

SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreements - 0.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $127, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $129)
$127	0.19%, 12/31/2012		$127
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $900, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $918)
900	0.23%, 12/31/2012		900
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $282, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $287)
282	0.20%, 12/31/2012		282
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,773, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $1,809)
1,773	0.17%, 12/31/2012		1,773
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $37, collateralized by FNMA 3.00%, 2032, value of $37)
37	0.25%, 12/31/2012		37
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,248, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $1,273)
1,248	0.20%, 12/31/2012		1,248
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,092, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $1,114)
1,092	0.21%, 12/31/2012		1,092
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $21, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $22)
21	0.17%, 12/31/2012		21
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $74, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $76)
74	0.25%, 12/31/2012		74
			5,554
	Total short-term investments
	(cost $5,554)		$5,554

	Total investments
	(cost $724,988) ▲	99.7%	$911,120
	Other assets and liabilities	0.3%	3,141
	Total net assets	100.0%	$914,261

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $725,704 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$198,341
Unrealized Depreciation	(12,925)
Net Unrealized Appreciation	$185,416

●	Non-income producing.

Θ	At December 31, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Amazon.com, Inc. Option	Equity	$270.00	01/19/2013	36	$3	$10	$7
Apple, Inc. Option	Equity	$650.00	01/19/2013	15	1	10	9
Bank of America Corp. Option	Equity	$11.00	01/19/2013	941	75	25	(50)
Biogen Idec, Inc. Option	Equity	$165.00	01/19/2013	61	3	11	8
Forest Laboratories, Inc. Option	Equity	$39.00	01/19/2013	261	5	10	5
Regeneron Pharmaceuticals, Inc. Option	Equity	$195.00	01/19/2013	50	4	14	10
					$91	$80	$(11)

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Written Put Option Contracts Outstanding at December 31, 2012

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Apple, Inc. Option	Equity	$460.00	01/19/2013	15	$2	$9	$7
National Oilwell Varco, Inc. Option	Equity	$62.50	01/19/2013	135	4	12	8
Prudential Financial, Inc. Option	Equity	$48.00	01/19/2013	178	3	10	7
PVH Corp. Option	Equity	$100.00	01/19/2013	18	1	2	1
Teradata Corp. Option	Equity	$55.00	01/19/2013	157	5	18	13
VeriSign, Inc. Option	Equity	$32.25	01/19/2013	252	2	7	5
					$17	$58	$41

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

Cash of $2,923 was pledged as collateral for open written put option contracts at December 31, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Disciplined Equity HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$905,566	$905,566	$—	$—
Short-Term Investments	5,554	—	5,554	—
Total	$911,120	$905,566	$5,554	$—
Written Options *	80	80	—	—
Total	$80	$80	$—	$—
Liabilities:
Written Options *	50	50	—	—
Total	$50	$50	$—	$—

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford Disciplined Equity HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $724,988)	$911,120
Cash	2,923	*
Receivables:
Fund shares sold	109
Dividends and interest	1,025
Total assets	915,177
Liabilities:
Bank overdraft	10
Payables:
Fund shares redeemed	609
Investment management fees	124
Distribution fees	6
Accrued expenses	59
Written options (proceeds $138)	108
Total liabilities	916
Net assets	$914,261
Summary of Net Assets:
Capital stock and paid-in-capital	$869,589
Undistributed net investment income	—
Accumulated net realized loss	(141,490)
Unrealized appreciation of investments	186,162
Net assets	$914,261
Shares authorized	3,500,000
Par value	$0.001
Class IA: Net asset value per share	$13.64
Shares outstanding	58,502
Net assets	$798,148
Class IB: Net asset value per share	$13.58
Shares outstanding	8,551
Net assets	$116,113

* Cash of $2,923 was designated to cover open put options written at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

9

Hartford Disciplined Equity HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$21,526
Interest	19
Total investment income, net	21,545

Expenses:
Investment management fees	6,983
Distribution fees - Class IB	318
Custodian fees	6
Accounting services fees	118
Board of Directors' fees	26
Audit fees	16
Other expenses	196
Total expenses (before fees paid indirectly)	7,663
Commission recapture	(25)
Total fees paid indirectly	(25)
Total expenses, net	7,638
Net Investment Income	13,907

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	92,633
Net realized gain on futures	1,966
Net realized gain on written options	847
Net Realized Gain on Investments and Other Financial Instruments	95,446

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	51,964
Net unrealized appreciation of futures	38
Net unrealized appreciation of written options	35
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	52,037
Net Gain on Investments and Other Financial Instruments	147,483
Net Increase in Net Assets Resulting from Operations	$161,390

The accompanying notes are an integral part of these financial statements.

10

Hartford Disciplined Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$13,907	$11,096
Net realized gain on investments and other financial instruments	95,446	76,546
Net unrealized appreciation (depreciation) of investments and other financial instruments	52,037	(69,588)
Net Increase in Net Assets Resulting from Operations	161,390	18,054
Distributions to Shareholders:
From net investment income
Class IA	(12,461)	(10,406)
Class IB	(1,507)	(1,233)
Total distributions	(13,968)	(11,639)
Capital Share Transactions:
Class IA
Sold	32,537	40,647
Issued on reinvestment of distributions	12,461	10,406
Redeemed	(227,233)	(226,529)
Total capital share transactions	(182,235)	(175,476)
Class IB
Sold	9,132	12,903
Issued on reinvestment of distributions	1,507	1,233
Redeemed	(43,293)	(45,566)
Total capital share transactions	(32,654)	(31,430)
Net decrease from capital share transactions	(214,889)	(206,906)
Net Decrease in Net Assets	(67,467)	(200,491)
Net Assets:
Beginning of period	981,728	1,182,219
End of period	$914,261	$981,728
Undistributed (distribution in excess of)
net investment income	$—	$683
Shares:
Class IA
Sold	2,498	3,390
Issued on reinvestment of distributions	918	891
Redeemed	(17,242)	(18,634)
Total share activity	(13,826)	(14,353)
Class IB
Sold	705	1,078
Issued on reinvestment of distributions	111	106
Redeemed	(3,301)	(3,775)
Total share activity	(2,485)	(2,591)

The accompanying notes are an integral part of these financial statements.

11

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Disciplined Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

12

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings

13

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S.

15

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of December 31, 2012, the Fund had no outstanding futures contracts.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of December 31, 2012. Transactions involving written options contracts for the Fund during the year ended December 31, 2012, are summarized below:

16

	Options Contract Activity During the Year Ended December 31, 2012
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	1,268	$80
Written	15,402	1,110
Expired	(8,627)	(570)
Closed	(4,854)	(384)
Exercised	(1,825)	(156)
End of year	1,364	$80

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	774	$36
Written	15,796	755
Expired	(13,583)	(578)
Closed	(2,061)	(141)
Exercised	(171)	(14)
End of year	755	$58

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Written options, market value	$—	$—	$—	$108	$—	$—	$108
Total	$—	$—	$—	$108	$—	$—	$108

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,966	$—	$—	$1,966
Net realized gain on written options	—	—	—	847	—	—	847
Total	$—	$—	$—	$2,813	$—	$—	$2,813

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$38	$—	$—	$38
Net change in unrealized appreciation of written options	—	—	—	35	—	—	35
Total	$—	$—	$—	$73	$—	$—	$73

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

17

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$13,968	$11,639

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(140,775)
Unrealized Appreciation†	185,447
Total Accumulated Earnings	$44,672

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the

18

accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(622)
Accumulated Net Realized Gain (Loss)	1,028
Capital Stock and Paid-in-Capital	(406)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$140,775
Total	$140,775

During the year ended December 31, 2012, the Fund utilized $96,131 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a

19

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.75%
Class IB	1.00

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD

20

with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	25.64%	25.32%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$328,831
Sales Proceeds Excluding U.S. Government Obligations	529,831

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

21

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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23

Hartford Disciplined Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$—	$—	$(0.22)	$13.64
IB	11.73	0.18	1.85	2.03	(0.18)	—	—	(0.18)	13.58

For the Year Ended December 31, 2011
IA	11.79	0.14	(0.01)	0.13	(0.14)	—	—	(0.14)	11.78
IB	11.73	0.11	—	0.11	(0.11)	—	—	(0.11)	11.73

For the Year Ended December 31, 2010
IA	10.47	0.15	1.32	1.47	(0.15)	—	—	(0.15)	11.79
IB	10.42	0.13	1.30	1.43	(0.12)	—	—	(0.12)	11.73

For the Year Ended December 31, 2009
IA	8.46	0.15	2.01	2.16	(0.15)	—	—	(0.15)	10.47
IB	8.41	0.13	2.00	2.13	(0.12)	—	—	(0.12)	10.42

For the Year Ended December 31, 2008
IA	15.05	0.14	(5.37)	(5.23)	(0.14)	(1.22)	—	(1.36)	8.46
IB	14.97	0.12	(5.35)	(5.23)	(0.11)	(1.22)	—	(1.33)	8.41

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

17.62%		$798,148	0.75%	0.75%	1.45%	34%
17.33		116,113	1.00	1.00	1.20	—

1.15		852,312	0.74	0.74	1.06	44
0.90		129,416	0.99	0.99	0.81	—

14.04		1,022,321	0.75	0.75	1.35	44
13.76		159,898	1.00	1.00	1.10	—

25.65	(E)	1,008,875	0.75	0.75	1.56	59
25.33	(E)	173,063	1.00	1.00	1.31	—

(37.27)		868,799	0.71	0.71	1.14	73
(37.43)		165,848	0.96	0.96	0.89	—

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Disciplined Equity HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Disciplined Equity HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

26

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hartford Disciplined Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,006.23	$3.79	$1,000.00	$1,021.36	$3.82	0.75%	184	366
Class IB	$1,000.00	$1,006.09	$5.05	$1,000.00	$1,020.10	$5.09	1.00%	184	366

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Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Disciplined Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

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The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

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Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

34

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Disciplined Equity HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-DE12 2-13 113537 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Dividend and Growth HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Dividend and Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Dividend and Growth HLS Fund inception 03/09/1994

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Dividend and Growth IA	13.59%	1.88%	8.01%
Dividend and Growth IB	13.31%	1.63%	7.74%
Russell 1000 Value Index	17.51%	0.59%	7.38%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Dividend and Growth HLS Fund
Manager Discussion – (Unaudited)
December 31, 2012

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 13.59% for the twelve-month period ended December 31, 2012, underperforming its benchmark, the S&P 500 Index, which returned 15.99% for the same period. The Fund underperformed the 14.99% return of the average fund in the Lipper VP-UF Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts), tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+16%), small caps (+16%), and mid caps (+18%) all rose as represented by the S&P 500, Russell 2000, and S&P Midcap 400 Indices, respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Financials (+29%) Consumer Discretionary (+24%), and Telecommunication Services (+18%).

The Fund’s underperformance relative to the S&P 500 was due to negative stock selection within Energy, Health Care, and Financials. This was partially offset by stronger selection in Consumer Discretionary, Industrials, and Consumer Staples. Overall sector allocation, a residual of bottom-up stock selection, was positive driven in part by our overweight to Financials (i.e. the Fund’s sector position was greater than the benchmark position) and underweight to Consumer Staples. A modest cash position detracted in an upward trending market.

The Fund’s top detractors from benchmark-relative returns were Apple (Information Technology), Ultra Petroleum (Materials), and Barrick Gold (Materials). Shares of Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products, moved higher after a U.S. District Court ruled that Samsung owes Apple $1.05 billion for willfully infringing Apple's intellectual property. The stock also moved steadily higher in anticipation of strong demand for the iPhone 5. Not owning the benchmark component stock hurt relative performance during the period. Shares of independent energy company Ultra Petroleum, a company actively engaged in the exploration and production of oil and natural gas, declined during the period as investors feared that weak natural gas pricing would hinder the company’s near term earnings growth. At the end of the period, we continued to hold the stock as we expect natural gas fundamentals to improve in 2013. Shares of Barrick Gold fell after the company posted disappointing fourth quarter earnings and lowered its 2012 gold production guidance. While the price of gold went up during the period, costs have been rising for Barrick, which caused incremental returns to be challenged. We have a favorable view of the company’s mix of assets, current expansion projects, and cost discipline. Exelon (Utilities) and JC Penney (Retailing) also detracted from absolute returns (i.e. total return).

The Fund’s top contributors to benchmark-relative performance during the period were Comcast (Consumer Discretionary), eBay (Information Technology), and Lowe’s (Consumer Discretionary). Comcast, the largest U.S. cable communications company and new owner of NBC Universal, saw market share gains in high margin residential and commercial phone and data services, which helped to drive the company’s share price higher. The company also benefitted from better-than-expected ad revenue during the 2012 London Olympics. Shares of eBay, a global provider of online marketplaces and payment solutions, rose during the period as the company reported better-than-expected results due

3

Hartford Dividend and Growth HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

primarily to growth in its marketplace segment and higher transaction margins in the payments segment. Lowe’s, a home improvement retailer, saw its shares rise on positive U.S. housing reports and signs of a recovery in its repair and remodel business. Also, new in-store merchandising concepts and operating practices led to positive customer feedback and shopping experiences. Wells Fargo (Financials) and JPMorgan Chase (Financials) were among the top contributors to absolute performance.

What is the outlook?

In 2013, we expect slow but steady growth in the U.S., somewhere in the 1 to 2% Gross Domestic Product (GDP) range. A last minute deal averted a full dive off the fiscal cliff on January 1, 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes 2% on most Americans. We believe that housing and employment should continue to improve, and corporate earnings should also enjoy moderate growth this year. It appears that interest rates are slowly creeping higher, which in our view is a sign that the economy is improving. We remain cautiously optimistic and believe that the U.S. should avoid recession in 2013.

The world economy is slowly but steadily emerging from a post-bubble environment and the macro economic environment should be moderately favorable in 2013. We believe that the worst is behind Europe but it will continue to be a slow improvement. Europe should gradually move out of recession, while China and other emerging economies are already showing signs of re-acceleration.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Financials, Health Care, and Energy, while we remained underweight in Information Technology, Consumer Staples, and Materials, relative to the benchmark.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.6%
Banks (Financials)	6.6
Capital Goods (Industrials)	7.7
Commercial and Professional Services (Industrials)	0.1
Diversified Financials (Financials)	7.6
Energy (Energy)	11.9
Food and Staples Retailing (Consumer Staples)	1.3
Food, Beverage and Tobacco (Consumer Staples)	5.0
Health Care Equipment and Services (Health Care)	3.3
Household and Personal Products (Consumer Staples)	1.5
Insurance (Financials)	5.2
Materials (Materials)	2.1
Media (Consumer Discretionary)	5.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.2
Retailing (Consumer Discretionary)	2.8
Semiconductors and Semiconductor Equipment (Information Technology)	2.3
Software and Services (Information Technology)	8.0
Technology Hardware and Equipment (Information Technology)	3.8
Telecommunication Services (Services)	2.6
Transportation (Industrials)	2.8
Utilities (Utilities)	4.4
Short-Term Investments	1.3
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles and Components - 1.6%
3,613	Ford Motor Co. w/ rights	$46,785
719	Johnson Controls, Inc.	22,068
		68,853
	Banks - 6.6%
1,225	PNC Financial Services Group, Inc.	71,430
1,217	US Bancorp	38,878
4,930	Wells Fargo & Co.	168,515
		278,823
	Capital Goods - 7.7%
397	Boeing Co.	29,925
558	Deere & Co.	48,262
789	Eaton Corp. plc	42,743
140	General Dynamics Corp.	9,712
2,691	General Electric Co.	56,492
957	Honeywell International, Inc.	60,734
48	Lockheed Martin Corp.	4,471
814	Raytheon Co.	46,825
254	Siemens AG ADR	27,798
		326,962
	Commercial and Professional Services - 0.1%
150	Waste Management, Inc.	5,075

	Diversified Financials - 7.6%
940	Ameriprise Financial, Inc.	58,847
2,248	Bank of America Corp.	26,079
280	BlackRock, Inc.	57,906
669	Citigroup, Inc.	26,453
2,912	JP Morgan Chase & Co.	128,029
1,511	UBS AG ADR	23,777
		321,091
	Energy - 11.9%
980	Anadarko Petroleum Corp.	72,843
891	Baker Hughes, Inc.	36,390
1,133	BP plc ADR	47,184
750	Cameco Corp.	14,781
865	Chevron Corp.	93,564
1,119	EnCana Corp. ADR	22,118
1,746	Exxon Mobil Corp.	151,137
713	Occidental Petroleum Corp.	54,609
617	Ultra Petroleum Corp. ●	11,179
		503,805
	Food and Staples Retailing - 1.3%
1,146	CVS Caremark Corp.	55,386

	Food, Beverage and Tobacco - 5.0%
983	General Mills, Inc.	39,719
1,181	PepsiCo, Inc.	80,845
602	Philip Morris International, Inc.	50,338
1,108	Unilever N.V. Class NY ADR	42,433
		213,335
	Health Care Equipment and Services - 3.3%
1,297	Cardinal Health, Inc.	53,394
1,609	Medtronic, Inc.	66,009
419	UnitedHealth Group, Inc.	22,734
		142,137
	Household and Personal Products - 1.5%
961	Procter & Gamble Co.	65,229

	Insurance - 5.2%
932	ACE Ltd.	74,346
721	American International Group, Inc. ●	25,468
495	Marsh & McLennan Cos., Inc.	17,072
809	MetLife, Inc.	26,640
1,196	Principal Financial Group, Inc.	34,123
821	Prudential Financial, Inc.	43,789
		221,438
	Materials - 2.1%
781	Barrick Gold Corp.	27,352
1,902	Dow Chemical Co.	61,476
		88,828
	Media - 5.8%
2,589	Comcast Corp. Class A	96,758
512	Omnicom Group, Inc.	25,604
1,420	Time Warner, Inc.	67,905
1,088	Walt Disney Co.	54,185
		244,452
	Pharmaceuticals, Biotechnology and Life Sciences - 12.2%
803	AstraZeneca plc ADR	37,972
917	Bristol-Myers Squibb Co.	29,898
1,468	Eli Lilly & Co.	72,382
1,335	Johnson & Johnson	93,592
2,960	Merck & Co., Inc.	121,179
5,114	Pfizer, Inc.	128,250
891	Teva Pharmaceutical Industries Ltd. ADR	33,267
		516,540
	Retailing - 2.8%
542	J.C. Penney Co., Inc.	10,682
1,589	Lowe's Co., Inc.	56,459
915	Target Corp.	54,122
		121,263
	Semiconductors and Semiconductor Equipment - 2.3%
2,421	Intel Corp.	49,950
1,523	Texas Instruments, Inc.	47,125
		97,075
	Software and Services - 8.0%
340	Accenture plc	22,578
580	Automatic Data Processing, Inc.	33,060
804	eBay, Inc. ●	41,017
548	IBM Corp.	105,027
3,006	Microsoft Corp.	80,344
996	Oracle Corp.	33,195
1,174	Yahoo!, Inc. ●	23,368
		338,589
	Technology Hardware and Equipment - 3.8%
930	Avnet, Inc. ●	28,467
2,700	Cisco Systems, Inc.	53,048
2,207	Corning, Inc.	27,849
882	EMC Corp. ●	22,315
454	Qualcomm, Inc.	28,172
		159,851
	Telecommunication Services - 2.6%
3,339	AT&T, Inc.	112,564

	Transportation - 2.8%
1,591	Delta Air Lines, Inc. ●	18,887
522	FedEx Corp.	47,923
718	United Parcel Service, Inc. Class B	52,971
		119,781

The accompanying notes are an integral part of these financial statements.

5

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Utilities - 4.4%
914	Dominion Resources, Inc.		$47,330
690	Edison International		31,167
1,101	Exelon Corp.		32,746
690	NextEra Energy, Inc.		47,771
1,050	Xcel Energy, Inc.		28,048
			187,062
	Total common stocks
	(cost $3,404,739)		$4,188,139

	Total long-term investments
	(cost $3,404,739)		$4,188,139

SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,213, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $1,238)
$1,213	0.19%, 12/31/2012		$1,213
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $8,627, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $8,799)
8,627	0.23%, 12/31/2012		8,627
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,699, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $2,753)
2,699	0.20%, 12/31/2012		2,699
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $16,995, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $17,335)
16,995	0.17%, 12/31/2012		16,995
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $350, collateralized by FNMA 3.00%, 2032, value of $357)
350	0.25%, 12/31/2012		350
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $11,958, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $12,197)
11,958	0.20%, 12/31/2012		11,958
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $10,469, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $10,678)
10,469	0.21%, 12/31/2012		10,469
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $201, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $207)
201	0.17%, 12/31/2012		201
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $714, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $728)
714	0.25%, 12/31/2012		714
			53,226
	Total short-term investments
	(cost $53,226)		$53,226

	Total investments
	(cost $3,457,965) ▲	99.9%	$4,241,365
	Other assets and liabilities	0.1%	5,905
	Total net assets	100.0%	$4,247,270

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $3,467,459 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$875,299
Unrealized Depreciation	(101,393)
Net Unrealized Appreciation	$773,906

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Dividend and Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$4,188,139	$4,188,139	$–	$–
Short-Term Investments	53,226	–	53,226	–
Total	$4,241,365	$4,188,139	$53,226	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford Dividend and Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,457,965)	$4,241,365
Cash	—
Receivables:
Investment securities sold	7,174
Fund shares sold	1,358
Dividends and interest	5,678
Total assets	4,255,575
Liabilities:
Payables:
Investment securities purchased	3,524
Fund shares redeemed	4,069
Investment management fees	520
Distribution fees	28
Accrued expenses	164
Total liabilities	8,305
Net assets	$4,247,270
Summary of Net Assets:
Capital stock and paid-in-capital	$3,376,848
Undistributed net investment income	1,559
Accumulated net realized gain	85,463
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	783,400
Net assets	$4,247,270
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$21.46
Shares outstanding	170,448
Net assets	$3,658,076
Class IB: Net asset value per share	$21.42
Shares outstanding	27,506
Net assets	$589,194

The accompanying notes are an integral part of these financial statements.

9

Hartford Dividend and Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$126,817
Interest	106
Less: Foreign tax withheld	(1,357)
Total investment income, net	125,566

Expenses:
Investment management fees	28,857
Transfer agent fees	5
Distribution fees - Class IB	1,612
Custodian fees	6
Accounting services fees	539
Board of Directors' fees	115
Audit fees	47
Other expenses	564
Total expenses (before fees paid indirectly)	31,745
Commission recapture	(57)
Total fees paid indirectly	(57)
Total expenses, net	31,688
Net Investment Income	93,878

Net Realized Gain on Investments:
Net realized gain on investments	237,302
Net Realized Gain on Investments	237,302

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	243,080
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	243,080
Net Gain on Investments and Foreign Currency Transactions	480,382
Net Increase in Net Assets Resulting from Operations	$574,260

The accompanying notes are an integral part of these financial statements.

10

Hartford Dividend and Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$93,878	$94,097
Net realized gain on investments	237,302	294,702
Net unrealized appreciation (depreciation) of investments	243,080	(319,890)
Net Increase in Net Assets Resulting from Operations	574,260	68,909
Distributions to Shareholders:
From net investment income
Class IA	(83,992)	(81,230)
Class IB	(12,015)	(12,208)
Total distributions	(96,007)	(93,438)
Capital Share Transactions:
Class IA
Sold	108,142	192,919
Issued on reinvestment of distributions	83,992	81,230
Redeemed	(794,723)	(811,468)
Total capital share transactions	(602,589)	(537,319)
Class IB
Sold	52,210	91,132
Issued on reinvestment of distributions	12,015	12,208
Redeemed	(202,695)	(197,204)
Total capital share transactions	(138,470)	(93,864)
Net decrease from capital share transactions	(741,059)	(631,183)
Net Decrease in Net Assets	(262,806)	(655,712)
Net Assets:
Beginning of period	4,510,076	5,165,788
End of period	$4,247,270	$4,510,076
Undistributed (distribution in excess of) net investment income	$1,559	$4,050
Shares:
Class IA
Sold	5,191	9,736
Issued on reinvestment of distributions	3,923	4,240
Redeemed	(37,859)	(40,935)
Total share activity	(28,745)	(26,959)
Class IB
Sold	2,507	4,600
Issued on reinvestment of distributions	562	639
Redeemed	(9,685)	(9,974)
Total share activity	(6,616)	(4,735)

The accompanying notes are an integral part of these financial statements.

11

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Dividend and Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund.

12

The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or

13

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

14

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

15

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$96,007	$93,438

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,559
Undistributed Long-Term Capital Gain	94,957
Unrealized Appreciation*	773,906
Total Accumulated Earnings	$870,422

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(362)
Accumulated Net Realized Gain (Loss)	362

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the Fund utilized $139,514 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with

17

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.67%
Class IB	0.92

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24 .67%	24 .36%

19

  Hartford Dividend and Growth

Hartford Dividend and Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

7.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$870,280
Sales Proceeds Excluding U.S. Government Obligations	1,598,139

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

20

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21

Hartford Dividend and Growth HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$–	$–	$(0.50)	$21.46
IB	19.30	0.45	2.11	2.56	(0.44)	–	–	(0.44)	21.42

For the Year Ended December 31, 2011
IA	19.50	0.42	(0.16)	0.26	(0.42)	–	–	(0.42)	19.34
IB	19.46	0.36	(0.16)	0.20	(0.36)	–	–	(0.36)	19.30

For the Year Ended December 31, 2010
IA	17.55	0.35	1.96	2.31	(0.36)	–	–	(0.36)	19.50
IB	17.51	0.32	1.94	2.26	(0.31)	–	–	(0.31)	19.46

For the Year Ended December 31, 2009
IA	14.37	0.35	3.19	3.54	(0.36)	–	–	(0.36)	17.55
IB	14.34	0.33	3.16	3.49	(0.32)	–	–	(0.32)	17.51

For the Year Ended December 31, 2008
IA	22.35	0.44	(7.57)	(7.13)	(0.44)	(0.41)	–	(0.85)	14.37
IB	22.28	0.42	(7.56)	(7.14)	(0.39)	(0.41)	–	(0.80)	14.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

13 .59%		$3,658,076	0 .67%	0 .67%	2 .13%	20%
13 .31		589,194	0 .92	0 .92	1 .88	–

1 .32		3,851,657	0 .67	0 .67	1 .98	24
1 .06		658,419	0 .92	0 .92	1 .73	–

13 .21		4,409,787	0 .68	0 .68	1 .87	32
12 .93		756,001	0 .93	0 .93	1 .62	–

24 .68	(E)	4,247,031	0 .69	0 .69	2 .24	34
24 .36	(E)	815,752	0 .94	0 .94	2 .00	–

(32 .43)		3,628,793	0 .67	0 .67	2 .20	41
(32 .60)		776,959	0 .92	0 .92	1 .95	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

 We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Dividend and Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Dividend and Growth HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 15, 2013

24

Hartford Dividend and Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford Dividend and Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

 Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

26

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010(4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Dividend and Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,005.82	$3.39	$1,000.00	$1,021.76	$3.42	0.67%	184	366
Class IB	$1,000.00	$1,005.69	$4.65	$1,000.00	$1,020.50	$4.68	0.92%	184	366

28

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Dividend and Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’

29

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided

30

to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

31

Hartford Dividend and Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund

32

performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Dividend and Growth HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

34

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-DG12 2-13 113538 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Growth HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Global Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Global Growth HLS Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class 1A. Growth results in classes other than Class 1A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Global Growth IA	23.41%	-4.78%	6.36%
Global Growth IB	23.10%	-5.01%	6.10%
MSCI World Growth Index	16.63%	0.11%	7.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.80% and 1.05%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.80% and 1.05%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Global Growth HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Matthew D. Hudson, CFA	John A. Boselli, CFA*
Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

* Effective June 27, 2012, Mr. Boselli was added as a Portfolio Manager to the Fund.

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned 23.41% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the MSCI World Growth Index, which returned 16.63% for the same period. The Fund outperformed the 17.34% return of the average fund in the Lipper VP-UF Global Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets toward the end of the period amid further signs of recovery in China and a strengthening U.S. housing market. Global risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

For the annual period, Growth stocks (+16.6%) performed roughly in line with Value stocks (+16.4%) as measured by the MSCI World Growth Index and the MSCI World Value Indexes, respectively. Within the MSCI World Growth Index, nine of ten sectors posted positive returns. Financials (+25%), Telecommunication Services (+25%), and Consumer Discretionary (+24%) gained the most, while the Utilities (-3%), Energy (+0%), and Materials (+9%) sectors lagged on a relative basis.

The Fund’s outperformance versus its benchmark was primarily due to strong security selection, particularly in the Consumer Discretionary, Information Technology, and Health Care sectors. This more than offset unfavorable selection in Consumer Staples, Energy, and Materials. Sector allocation, a residual of our bottom-up stock selection process, slightly detracted from relative returns, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the outperforming Industrials sector. Holding cash also detracted from the relative performance.

Top contributors to relative performance included Regeneron Pharmaceuticals (Health Care), Sprint Nextel (Telecommunication Services), and eBay (Information Technology). Shares of Regeneron Pharmaceuticals, a U.S.-based biopharmaceutical company, rose on positive news regarding the firm's drug Eylea, including approval in the European Union and Japan and the U.S. Food and Drug Administration’s approval of a new eye disease indication for the drug. Sprint Nextel, a U.S.-based company offering a range of wireless and wireline communications products and services, saw its share price rise after reporting strong earnings that beat consensus expectations and after management raised fiscal year 2012 earnings guidance higher. Sprint Nextel is also making progress in its Network Vision plans, which consolidates multiple network technologies into one new and improved network. In October, Softbank, a Japanese technology giant that operates a wireless service, agreed to buy 70% of Sprint Nextel for $20.1 billion sending Sprint’s share price higher. The deal strengthens Sprint's financial position as it seeks to build an improved and faster network for its customers. Shares of eBay, a U.S.-based global provider of online marketplaces and payment solutions, rose on strong growth in the online marketplace segment and higher transaction margins in the payments segment. Top absolute (i.e. total return) contributors also included Apple (Information Technology).

The top detractors from the Fund’s relative performance were Chesapeake Energy (Energy), Green Mountain Coffee (Consumer Staples), and Juniper Networks (Information Technology). Shares of natural gas and oil producer, Chesapeake Energy, declined during the period. Despite the company’s attractive portfolio of assets, concerns regarding the company’s operations, governance, and balance sheet strength weighed on the stock price. Shares of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, underperformed as investors feared that increasing competition, reduced pricing power, and increased

3

Hartford Global Growth HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

promotional activity might hinder the company's long-term earnings power. Juniper Networks, a carrier and enterprise network equipment provider, saw its shares fall. The company experienced pressure as a result of capital expenditure budget tightening among customers, particularly in Europe. Top absolute detractors also included Repsol (Energy) and Barrick Gold (Materials).

What is the outlook?

Notwithstanding short-term volatility from quarter to quarter, we expect global economic growth to continue, although the pace of recovery will be uneven and vary by region. In the U.S., we expect the housing market recovery and refinancing boom to continue into 2013, which should provide a tailwind for U.S. banks in general. Even with a deal on the U.S. fiscal cliff, additional negotiations on spending cuts and implementation challenges remain, and we continue to monitor these developments closely.

Within Europe, while there are pockets of strength, significant challenges remain. Ultimately, we believe the success of the ECB’s plans to ease the debt crisis in Europe depends on how well it's executed.

In Asia, while China continues to grow, its growth is decelerating along with that of the region. In our opinion, China's growth would benefit if additional stimulus measures were put in place.

Corporate balance sheets in general remain healthier than they have been in years; therefore, most companies are well positioned to weather a slow growth environment. We believe that part of this slower growth is being driven by corporations themselves as they maintain a cautious approach to their capital budgets due to macro uncertainties.

Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Financials, Information Technology, Health Care, Consumer Discretionary, and Utilities. The Fund ended the period most underweight the Industrials, Consumer Staples, and Materials sectors relative to the benchmark.

Diversification by Country

as of December 31, 2012

Percentage of
Country	Net Assets
Austria	0.6%
Belgium	2.0
Brazil	0.5
Canada	0.5
China	1.0
Denmark	1.3
France	4.1
Germany	2.2
Hong Kong	2.2
Ireland	1.1
Italy	0.5
Japan	1.6
Jersey	0.5
Mexico	1.6
Netherlands	2.0
Portugal	0.0
South Africa	0.6
South Korea	1.5
Sweden	0.3
Switzerland	4.4
Taiwan	1.2
Thailand	1.0
United Kingdom	6.1
United States	61.6
Short-Term Investments	1.6
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Global Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Automobiles and Components - 0.5%
230	Nissan Motor Co., Ltd.	$2,185

	Banks - 3.8%
158	Banco Espirito Santo S.A. ●	188
1,955	Bank of Ayudhya plc	2,090
47	BNP Paribas	2,704
2,317	China Construction Bank	1,893
71	Erste Group Bank AG	2,266
81	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	1,318
309	Kasikornbank PCL	1,966
100	Standard Chartered plc	2,578
		15,003
	Capital Goods - 4.6%
34	Boeing Co.	2,581
39	Honeywell International, Inc.	2,447
24	MTU Aero Engines Holdings AG	2,168
234	Rolls-Royce Holdings plc	3,351
82	Safran S.A.	3,553
30	Schneider Electric S.A.	2,215
10	SMC Corp. of America	1,903
		18,218
	Consumer Durables and Apparel - 3.5%
62	Hanesbrands, Inc. ●	2,214
27	Lululemon Athletica, Inc. ●	2,045
3	NVR, Inc. ●	2,823
224	Prada S.p.A.	2,175
1,067	Samsonite International S.A.	2,239
15	V.F. Corp.	2,257
		13,753
	Consumer Services - 2.3%
401	Galaxy Entertainment Group Ltd. ●	1,609
177	MGM Resorts International ●	2,060
663	Sands China Ltd. §	2,965
44	Starbucks Corp.	2,336
		8,970
	Diversified Financials - 8.2%
563	Aberdeen Asset Management plc	3,388
19	Affiliated Managers Group, Inc. ●	2,421
86	American Express Co.	4,963
38	Ameriprise Financial, Inc.	2,392
13	BlackRock, Inc.	2,646
55	Discover Financial Services, Inc.	2,124
24	Franklin Resources, Inc.	3,057
17	Goldman Sachs Group, Inc.	2,206
101	JP Morgan Chase & Co.	4,463
48	Moody's Corp.	2,398
12	Partners Group	2,760
		32,818
	Energy - 4.0%
28	Anadarko Petroleum Corp.	2,067
101	BG Group plc	1,678
62	Cobalt International Energy, Inc. ●	1,510
81	Ensco plc	4,807
17	EOG Resources, Inc.	2,041
27	National Oilwell Varco, Inc.	1,874
29	Schlumberger Ltd.	2,001
		15,978
	Food and Staples Retailing - 1.4%
118	CVS Caremark Corp.	5,696

	Food, Beverage and Tobacco - 8.2%
70	Anheuser-Busch InBev N.V.	6,057
72	Constellation Brands, Inc. Class A ●	2,557
114	Diageo Capital plc	3,313
23	Fomento Economico Mexicano S.A.B. de C.V. ADR	2,291
84	Green Mountain Coffee Roasters, Inc. ●	3,489
40	Heineken N.V.	2,693
31	Mead Johnson Nutrition Co.	2,049
22	Pernod-Ricard S.A.	2,576
52	Philip Morris International, Inc.	4,316
92	Unilever N.V.	3,535
		32,876
	Health Care Equipment and Services - 3.7%
61	Aetna, Inc.	2,836
54	Covidien plc	3,141
22	Edwards Lifesciences Corp. ●	2,022
104	Hologic, Inc. ●	2,081
58	Medtronic, Inc.	2,367
35	Zimmer Holdings, Inc.	2,306
		14,753
	Insurance - 3.3%
64	American International Group, Inc. ●	2,251
313	Discovery Holdings Ltd.	2,308
27	Hannover Rueckversicherung AG	2,108
165	Jardine Lloyd Thompson Group plc	2,139
240	Ping An Insurance (Group) Co.	2,043
30	Swiss Re Ltd.	2,146
		12,995
	Materials - 3.3%
263	Cemex S.A.B. de C.V. ADR ●	2,593
13	CF Industries Holdings, Inc.	2,640
374	Glencore International plc	2,162
18	HeidelbergCement AG	1,129
216	James Hardie Industries plc	2,092
6	Syngenta AG	2,621
		13,237
	Media - 7.0%
70	CBS Corp. Class B	2,652
153	Comcast Corp. Class A	5,730
60	DirecTV ●	3,027
223	News Corp. Class A	5,692
859	Sirius XM Radio, Inc. w/ Rights ●	2,481
41	Time Warner, Inc.	1,953
45	Viacom, Inc. Class B	2,394
41	Walt Disney Co.	2,032
145	WPP plc	2,124
		28,085
	Pharmaceuticals, Biotechnology and Life Sciences - 11.9%
45	Amgen, Inc.	3,878
28	Celgene Corp. ●	2,172
103	Gilead Sciences, Inc. ●	7,569
32	Johnson & Johnson	2,271
100	Merck & Co., Inc.	4,077
112	Mylan, Inc. ●	3,082
19	Novo Nordisk A/S	3,172
14	Regeneron Pharmaceuticals, Inc. ●	2,394

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 11.9% - (continued)
40	Roche Holding AG	$8,086
31	Sanofi-Aventis S.A.	2,918
45	Thermo Fisher Scientific, Inc.	2,896
35	UCB S.A.	2,024
35	Watson Pharmaceuticals, Inc. ●	2,985
		47,524
	Retailing - 5.1%
14	Amazon.com, Inc. ●	3,457
6	AutoZone, Inc. ●	2,070
103	Lowe's Co., Inc.	3,664
47	Next plc	2,879
9	Priceline.com, Inc. ●	5,611
60	TJX Cos., Inc.	2,530
		20,211
	Semiconductors and Semiconductor Equipment - 3.5%
63	Altera Corp.	2,175
25	ASML Holding N.V.	1,590
117	NVIDIA Corp. ●	1,435
4	Samsung Electronics Co., Ltd.	6,164
738	Taiwan Semiconductor Manufacturing Co., Ltd.	2,468
		13,832
	Software and Services - 14.4%
48	Accenture plc	3,216
20	Alliance Data Systems Corp. ●	2,910
64	Amdocs Ltd.	2,165
30	Citrix Systems, Inc. ●	2,000
20	Dassault Systemes S.A.	2,290
131	eBay, Inc. ●	6,661
96	Facebook, Inc. ●	2,567
13	Google, Inc. ●	9,459
42	IAC/InterActiveCorp.	1,982
23	LinkedIn Corp. Class A ●	2,619
7	Mastercard, Inc.	3,655
92	Oracle Corp.	3,051
15	Salesforce.com, Inc. ●	2,512
45	SAP AG	3,579
72	Splunk, Inc. ●	2,084
27	Visa, Inc.	4,079
119	Yahoo!, Inc. ●	2,372
		57,201
	Technology Hardware and Equipment - 5.7%
17	Apple, Inc.	8,898
134	EMC Corp. ●	3,400
400	Hitachi Ltd.	2,353
699	Hon Hai Precision Industry Co., Ltd.	2,163
133	Juniper Networks, Inc. ●	2,615
36	Qualcomm, Inc.	2,250
105	Telefonaktiebolaget LM Ericsson Class B	1,059
		22,738
	Telecommunication Services - 0.8%
576	Sprint Nextel Corp. ●	3,267

	Transportation - 2.2%
222	Delta Air Lines, Inc. ●	2,637
86	DSV A/S	2,226
23	FedEx Corp.	2,115
15	Kuehne & Nagel International AG	1,782
		8,760
	Utilities - 1.0%
48	Cia de Saneamento Basico do Estado de Sao Paulo	2,045
2,670	Guangdong Investment Ltd.	2,115
		4,160
	Total common stocks
	(cost $329,769)	$392,260

	Total long-term investments (cost $329,769)	$392,260

SHORT-TERM INVESTMENTS - 1.6%
Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $147, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $150)
$147	0.19%, 12/31/2012	$147
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $1,045, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $1,065)
1,045	0.23%, 12/31/2012	1,045
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $327, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $333)
327	0.20%, 12/31/2012	327
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,058, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $2,099)
2,058	0.17%, 12/31/2012	2,058
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $42, collateralized by FNMA 3.00%, 2032, value of $43)
42	0.25%, 12/31/2012	42
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,448, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $1,477)
1,448	0.20%, 12/31/2012	1,448
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,268, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $1,293)
1,268	0.21%, 12/31/2012	1,268

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.6% - (continued)
Repurchase Agreements - 1.6% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $24, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $25)
$24	0.17%, 12/31/2012		$24
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $86, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $88)
86	0.25%, 12/31/2012		86
			6,445
	Total short-term investments
	(cost $6,445)		$6,445

	Total investments
	(cost $336,214) ▲	100.0%	$398,705
	Other assets and liabilities	–%	(110)
	Total net assets	100.0%	$398,595

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $337,891 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$64,772
Unrealized Depreciation	(3,958)
Net Unrealized Appreciation	$60,814

●	Non-income producing.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $2,965, which represents 0.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Buy	01/03/2013	DEUT	$32	$32	$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$2,185	$–	$2,185	$–
Banks	15,003	1,318	13,685	–
Capital Goods	18,218	5,028	13,190	–
Consumer Durables and Apparel	13,753	9,339	4,414	–
Consumer Services	8,970	4,396	4,574	–
Diversified Financials	32,818	26,670	6,148	–
Energy	15,978	14,300	1,678	–
Food and Staples Retailing	5,696	5,696	–	–
Food, Beverage and Tobacco	32,876	14,702	18,174	–
Health Care Equipment and Services	14,753	14,753	–	–
Insurance	12,995	2,251	10,744	–
Materials	13,237	5,233	8,004	–
Media	28,085	25,961	2,124	–
Pharmaceuticals, Biotechnology and Life Sciences	47,524	31,324	16,200	–
Retailing	20,211	17,332	2,879	–
Semiconductors and Semiconductor Equipment	13,832	3,610	10,222	–
Software and Services	57,201	51,332	5,869	–
Technology Hardware and Equipment	22,738	17,163	5,575	–
Telecommunication Services	3,267	3,267	–	–
Transportation	8,760	4,752	4,008	–
Utilities	4,160	2,045	2,115	–
Total	392,260	260,472	131,788	–
Short-Term Investments	6,445	–	6,445	–
Total	$398,705	$260,472	$138,233	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $336,214)	$398,705
Cash	10
Foreign currency on deposit with custodian (cost $400)	399
Receivables:
Fund shares sold	164
Dividends and interest	518
Other assets	—
Total assets	399,796
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	446
Fund shares redeemed	646
Investment management fees	57
Distribution fees	4
Accrued expenses	48
Total liabilities	1,201
Net assets	$398,595
Summary of Net Assets:
Capital stock and paid-in-capital	$457,399
Undistributed net investment income	2,850
Accumulated net realized loss	(124,160)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	62,506
Net assets	$398,595
Shares authorized	3,400,000
Par value	$0.001
Class IA: Net asset value per share	$16.50
Shares outstanding	19,473
Net assets	$321,371
Class IB: Net asset value per share	$16.38
Shares outstanding	4,714
Net assets	$77,224

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$7,246
Interest	16
Less: Foreign tax withheld	(462)
Total investment income, net	6,800

Expenses:
Investment management fees	3,327
Transfer agent fees	2
Distribution fees - Class IB	209
Custodian fees	24
Accounting services fees	62
Board of Directors' fees	12
Audit fees	13
Other expenses	160
Total expenses (before fees paid indirectly)	3,809
Commission recapture	(11)
Total fees paid indirectly	(11)
Total expenses, net	3,798
Net Investment Income	3,002

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	53,633
Net realized gain on foreign currency contracts	82
Net realized loss on other foreign currency transactions	(222)
Net Realized Gain on Investments and Foreign Currency Transactions	53,493

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	36,052
Net unrealized depreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	36,058
Net Gain on Investments and Foreign Currency Transactions	89,551
Net Increase in Net Assets Resulting from Operations	$92,553

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$3,002	$2,236
Net realized gain on investments and foreign currency transactions	53,493	52,217
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	36,058	(126,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,553	(71,847)
Distributions to Shareholders:
From net investment income
Class IA	(2,003)	(149)
Class IB	(201)	—
Total distributions	(2,204)	(149)
Capital Share Transactions:
Class IA
Sold	18,835	25,684
Issued on reinvestment of distributions	2,003	149
Redeemed	(125,314)	(99,236)
Total capital share transactions	(104,476)	(73,403)
Class IB
Sold	8,583	12,370
Issued on reinvestment of distributions	201	—
Redeemed	(31,213)	(35,398)
Total capital share transactions	(22,429)	(23,028)
Net decrease from capital share transactions	(126,905)	(96,431)
Net Decrease in Net Assets	(36,556)	(168,427)
Net Assets:
Beginning of period	435,151	603,578
End of period	$398,595	$435,151
Undistributed (distribution in excess of) net investment income	$2,850	$2,274
Shares:
Class IA
Sold	1,247	1,683
Issued on reinvestment of distributions	129	11
Redeemed	(8,150)	(6,477)
Total share activity	(6,774)	(4,783)
Class IB
Sold	574	819
Issued on reinvestment of distributions	13	—
Redeemed	(2,035)	(2,308)
Total share activity	(1,448)	(1,489)

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Growth HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted

1.	Organization:

Hartford Global Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

13

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining

14

in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

15

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

16

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

17

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$82	$—	$—	$—	$—	$82
Total	$—	$82	$—	$—	$—	$—	$82

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$2,204	$149

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,850
Accumulated Capital and Other Losses*	(122,483)
Unrealized Appreciation†	60,829
Total Accumulated Deficit	$(58,804)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(222)
Accumulated Net Realized Gain (Loss)	222

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$122,483
Total	$122,483

During the year ended December 31, 2012, the Fund utilized $54,451 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

20

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.81%
Class IB	1.06

21

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.04%	0.04%
Total Return Excluding Payment from Affiliate	35.59%	35.26%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$467,169
Sales Proceeds Excluding U.S. Government Obligations	588,903

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9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

Hartford Global Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$13.45	$0.14	$3.00	$3.14	$(0.09)	$–	$–	$(0.09)	$16.50
IB	13.34	0.09	2.99	3.08	(0.04)	–	–	(0.04)	16.38

For the Year Ended December 31, 2011
IA	15.62	0.08	(2.24)	(2.16)	(0.01)	–	–	(0.01)	13.45
IB	15.53	0.04	(2.23)	(2.19)	–	–	–	–	13.34

For the Year Ended December 31, 2010
IA	13.71	0.04	1.91	1.95	(0.04)	–	–	(0.04)	15.62
IB	13.64	–	1.90	1.90	(0.01)	–	–	(0.01)	15.53

For the Year Ended December 31, 2009
IA	10.17	0.08	3.55	3.63	(0.09)	–	–	(0.09)	13.71
IB	10.12	0.05	3.53	3.58	(0.06)	–	–	(0.06)	13.64

For the Year Ended December 31, 2008
IA	22.42	0.12	(11.56)	(11.44)	(0.12)	(0.69)	–	(0.81)	10.17
IB	22.27	0.08	(11.47)	(11.39)	(0.07)	(0.69)	–	(0.76)	10.12

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

23.41%		$321,371	0.82%	0.82%	0.73%	108%
23.10		77,224	1.07	1.07	0.47	–

(13.89)		352,947	0.80	0.80	0.46	57
(14.10)		82,204	1.05	1.05	0.22	–

14.25		484,754	0.81	0.81	0.28	62
13.96		118,824	1.06	1.06	0.03	–

35.64	(E)	488,720	0.81	0.81	0.67	70
35.31	(E)	126,320	1.06	1.06	0.42	–

(52.46)		419,183	0.75	0.75	0.67	76
(52.58)		112,226	1.00	1.00	0.42	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Growth HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

26

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Global Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,012.53	$4.14	$1,000.00	$1,021.02	$4.16	0.82%	184	366
Class IB	$1,000.00	$1,012.39	$5.41	$1,000.00	$1,019.76	$5.43	1.07%	184	366

30

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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The Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted the June 2012 changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 3- and 5-year periods and that its performance was in line with the peer group for the 1-year period. The Board also noted that the Fund had underperformed relative to its benchmark for the 1-, 3- and 5-year periods. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided

32

to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

The Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

34

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Global Growth HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GG12 2-13 115539 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Research HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Global Research HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Global Research HLS Fund inception 01/31/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/31/08 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
Global Research IA	18.39%	1.96%
Global Research IB	18.10%	1.71%
MSCI All Country World Index	16.80%	1.12%

▲	Inception: 01/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 1.03% and 1.28%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 1.03% and 1.28%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Global Research HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director of Global Industry Research

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class IA shares of the Hartford Global Research HLS Fund returned 18.39% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the MSCI All Country World Index, which returned 16.80% for the same period. The Fund also outperformed the 17.34% return of the average fund in the Lipper VP-UF Global Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets toward the end of the period amid further signs of recovery in China and a strengthening U.S. housing market. Global risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

All ten sectors in the MSCI All Country World Index rose during the period. Financials (+30%), Consumer Discretionary (+24%), and Health Care (+19%) rose the most while Energy (+3%) and Utilities (+3%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by positive security selection in eight of ten sectors. Stock selection was strongest in Information Technology, Financials, and Energy while selection in Consumer Staples and Telecommunication Services detracted from relative performance.

Top contributors to benchmark-relative performance during the period included Regeneron Pharmaceuticals (Health Care), Amylin Pharmaceuticals (Health Care), and Apple (Information Technology). Shares of Regeneron Pharmaceuticals, an integrated biopharmaceutical company, rose after the company reported better-than-expected sales of the firm’s recently launched macular degeneration drug Eylea. In addition, Regeneron substantially raised sales guidance for Eylea during the period. Shares of Amylin, a biopharmaceutical company focused on developing drugs for diabetes and other metabolic diseases, rose in response to speculation about a potential takeover. In June, Bristol-Myers Squibb reported that it would acquire Amylin for $5.3 billion, sending Amylin's share price even higher. Shares of consumer electronics manufacturer Apple rose during the period due to continued strong demand for the iPhone and iPad. We continue to own the stock but have moved to an underweight position relative to the benchmark, reflecting our view on price versus expectations. Top contributors to absolute performance also included eBay (Information Technology).

The largest detractors from absolute and benchmark-relative returns were Aquarius Platinum (Materials), Green Mountain Coffee (Consumer Staples), and BG Group (Energy). Aquarius Platinum, an Australia-based platinum mining company with assets in South Africa and Zimbabwe, underperformed as the price for platinum weakened during the period and Aquarius closed two of its unprofitable mines in South Africa. While Green Mountain’s stock has recovered some of its earlier losses during the 2012 period, the stock’s overall decline was due to concerns that increasing competition, reduced pricing power, and increased promotional activity may hinder the company's long-term earnings power. Shares of BG Group, a U.K.-based natural gas company, fell following reduced production guidance for 2013.

What is the outlook?

In 2013, we expect global economic recovery to continue, but at a slow rate and with varying degrees of recovery by region. In the U.S., a last minute deal averted a full dive off the fiscal cliff on January 1, 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes by 2% on most Americans. In our view, housing and employment should continue to improve, and corporate earnings should also enjoy moderate growth this year. In

3

Hartford Global Research HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

Europe, the ECB bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. In Asia, China’s economy continues to slow but recent positive economic data points have alleviated many investors’ fears of a hard landing.

In contrast to the past few years, where we have held overweight positions (i.e. the Fund’s sector position was greater than the benchmark position) in smartphone-related businesses within Information Technology, as of the end of the period we have shifted the portfolio more towards enterprise related businesses. We also have a favorable view on internet technology names and telecommunications equipment names.

As of December 31, 2012, in Energy we favor oil and gas exploration and production companies, where our focus is on companies with quality assets that can be developed at a low cost, over equipment and services companies. We also have an overweight position in select integrated oil and gas companies.

As of December 31, 2012, in Materials we have a modest overweight in gold-related stocks. Over the last year gold producers have materially underperformed gold due to contracting valuation multiples and higher than expected cost inflation. Input costs, mainly currencies and energy, have been deflating and valuations have declined, creating an attractive opportunity generally.

Within Consumer Staples, news on tobacco regulation is at a cyclical high, which has created buying opportunities across the geographical landscape. We believe that tobacco pricing continues to be strong, more than compensating for volumes being flat to down.

In Health Care, as of the end of the period we favor select companies that are poised to benefit from the conversion of branded pharmaceuticals to generics over the next several years. We continue to have a positive view on select pharmaceutical companies that should benefit from continued strength in their drug launches.

The Fund ended the period most overweight the Consumer Staples, Health Care, and Consumer Discretionary sectors and most underweight the Financials, Industrials, and Telecommunication Services sectors relative to the MSCI All Country World Index. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Consumer Discretionary sectors.

Diversification by Country
as of December 31, 2012
Percentage of
Country	Net Assets
Australia	2.1%
Belgium	1.3
Brazil	1.9
Canada	3.6
China	0.6
Colombia	0.0
Denmark	0.4
Finland	0.0
France	3.2
Germany	1.8
Hong Kong	2.5
India	0.7
Indonesia	0.1
Ireland	0.9
Israel	0.8
Italy	0.4
Japan	5.6
Luxembourg	0.4
Malaysia	0.5
Marshall Islands	0.1
Mexico	0.3
Netherlands	1.4
Norway	1.2
Papua New Guinea	0.1
Philippines	0.2
Poland	0.2
Portugal	0.4
Russia	0.2
Singapore	0.3
South Africa	0.5
South Korea	1.2
Spain	0.9
Sweden	0.5
Switzerland	2.8
Taiwan	0.6
Thailand	0.2
Turkey	0.3
United Kingdom	7.6
United States	54.0
Short-Term Investments	0.5
Other Assets and Liabilities	(0.3)
Total	100.0%

4

Hartford Global Research HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles and Components - 1.5%
2	Bayerische Motoren Werke (BMW) AG	$214
17	Ford Motor Co.	217
—	Hyundai Motor Co., Ltd.	69
25	Nissan Motor Co., Ltd. ☼	242
1	Renault S.A.	66
6	Toyota Motor Corp. ☼	298
		1,106
	Banks - 7.5%
7	Alior Bank S.A. ●	146
19	Banco ABC Brasil S.A.	132
73	Banco Espirito Santo S.A. ●	87
57	Banco Santander Brasil S.A.	413
5	Bancorpsouth, Inc.	73
3	BankNordik P/F	38
—	Banque Cantonale Vaudoise	173
6	BB&T Corp.	166
6	BNP Paribas	360
4	Canadian Imperial Bank of Commerce	317
195	China Construction Bank	159
2	Citizens & Northern Corp.	28
4	Citizens Republic Bancorp, Inc. ●	67
6	DGB Financial Group, Inc.	79
24	DNB ASA	301
1	Gronlandsbanken	118
7	Hana Financial Holdings	242
4	Home Capital Group, Inc.	254
24	HSBC Holdings plc	250
9	Itau Unibanco Banco Multiplo S.A. ADR	145
114	Mitsubishi UFJ Financial Group, Inc.	614
2	National Bank of Canada	161
19	Oversea-Chinese Banking Corp., Ltd.	152
4	PNC Financial Services Group, Inc.	253
16	Regions Financial Corp.	110
16	Spar Nord Bank A/S ●	72
25	Standard Chartered plc	653
125	Turkiye Sinai Kalkinma Bankasi A.S.	162
		5,725
	Capital Goods - 6.7%
6	AMETEK, Inc.	227
8	BAE Systems plc	42
4	Boeing Co.	265
1	Brenntag AG	182
—	Carlisle Cos., Inc.	29
1	Chicago Bridge & Iron Co. N.V.	30
4	Colfax Corp. ●	163
4	Danaher Corp.	240
1	Doosan Corp.	62
1	Dover Corp.	34
3	Eaton Corp. plc	143
4	Empresas ICA, S.A.B. de C.V. ●	9
22	General Electric Co.	455
4	Honeywell International, Inc.	231
2	IDEX Corp.	111
4	Illinois Tool Works, Inc.	258
2	Ingersoll-Rand plc	108
10	Itochu Corp.	100
2	Joy Global, Inc.	106
3	KBR, Inc.	80
2	Komatsu Ltd.	41
2	Lockheed Martin Corp.	168
9	Luxfer Holdings plc ●	108
5	Mitsubishi Corp.	92
2	Moog, Inc. Class A ●	79
1	Neo Holdings Co. Ltd ⌂†	1
1	Northrop Grumman Corp.	56
4	Pentair Ltd.	206
—	Precision Castparts Corp.	8
2	Raytheon Co.	141
8	Rexel S.A.	157
12	Rolls-Royce Holdings plc	178
3	Safran S.A.	123
1	Siemens AG	87
3	SKF AB Class B	83
—	SMC Corp. of America	52
4	United Technologies Corp.	322
1	Vallourec S.A.	55
3	Vinci S.A.	132
1	WESCO International, Inc. ●	98
		5,062
	Commercial and Professional Services - 0.2%
6	Brambles Ltd.	47
2	Huron Consulting Group, Inc. ●	66
13	Transfield Services Ltd.	26
		139
	Consumer Durables and Apparel - 1.1%
1	Adidas AG	128
2	Brunello Cucinelli S.p.A. ●	43
37	Daphne International Holdings Ltd.	51
2	LVMH Moet Hennessy Louis Vuitton S.A.	279
1	NIKE, Inc. Class B	62
1	Salvatore Ferragamo Italia S.p.A.	27
65	Samsonite International S.A.	136
32	Stella International Holdings Ltd.	87
		813
	Consumer Services - 0.7%
3	Carnival Corp.	102
3	Compass Group plc	37
4	Dunkin' Brands Group, Inc.	133
25	Sands China Ltd. §	112
—	Starwood Hotels & Resorts, Inc.	13
—	Whitbread plc	3
—	Wyndham Worldwide Corp.	15
2	Yum! Brands, Inc.	147
		562
	Diversified Financials - 5.1%
3	Aberdeen Asset Management plc	17
4	Ameriprise Financial, Inc.	225
1	Azimut Holding S.p.A.	12
1	Banca Generali S.p.A.	11
1	BlackRock, Inc.	114
20	Citigroup, Inc.	783
14	EFG International AG ●	138
14	GAM Holding Ltd.	188
1	Goldman Sachs Group, Inc.	150
3	IBJ Leasing Co., Ltd.	76
17	ING Groep N.V. ●	164
—	IntercontinentalExchange, Inc. ●	37
3	Invesco Ltd.	75

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Diversified Financials - 5.1% - (continued)
13	JP Morgan Chase & Co.	$573
10	Julius Baer Group Ltd.	341
1	LPL Financial Holdings, Inc.	38
6	Macquarie Group Ltd.	223
3	Matsui Securities Co., Ltd.	27
1	Nasdaq OMX Group, Inc.	18
—	Partners Group	17
8	SEI Investments Co.	193
26	UBS AG	400
1	Warsaw Stock Exchange	17
		3,837
	Energy - 11.1%
6	Anadarko Petroleum Corp.	418
—	Apache Corp.	21
2	Baker Hughes, Inc.	64
29	Beach Energy Ltd.	46
44	BG Group plc	742
1	BioFuel Energy Corp. ●	5
34	BP plc	238
1	BP plc ADR	46
7	Buru Energy Ltd. ●	17
14	Cairn Energy plc	61
1	Cameron International Corp. ●	30
3	Canadian Natural Resources Ltd. ADR	94
3	Chesapeake Energy Corp.	44
5	Chevron Corp.	518
46	CNOOC Ltd.	102
9	Cobalt International Energy, Inc. ●	224
3	ConocoPhillips Holding Co.	170
4	Consol Energy, Inc.	116
2	Denbury Resources, Inc. ●	37
3	Diamondback Energy, Inc. ●	52
1	Dril-Quip, Inc. ●	68
3	EnCana Corp. ADR	63
3	Ensco plc	148
1	EOG Resources, Inc.	124
1	Exxon Mobil Corp.	87
4	Galp Energia SGPS S.A.	57
2	Genel Energy plc ●	21
14	Green Plains Renewable Energy, Inc. ●	108
1	GS Holdings Corp.	88
2	Halliburton Co.	67
8	Imperial Oil Ltd.	358
33	JX Holdings, Inc. ☼	185
31	Karoon Gas Australia Ltd. ●	177
3	Kinder Morgan, Inc.	103
60	Kunlun Energy Co., Ltd.	127
2	Marathon Petroleum Corp.	100
1	National Oilwell Varco, Inc.	82
69	New Standard Energy Ltd. ●	21
1	Occidental Petroleum Corp.	47
7	Ocean Rig UDW, Inc. ●	98
11	Oil Search Ltd.	85
5	Ophilr Energy plc	44
3	Painted Pony Petroleum Ltd. ●	30
13	Patterson-UTI Energy, Inc.	238
2	PBF Energy, Inc. ●	44
6	Peabody Energy Corp.	150
10	Petroleo Brasileiro S.A. ADR	194
2	Petrominerales Ltd.	21
8	Phillips 66	399
2	Pioneer Natural Resources Co.	161
6	Reliance Industries Ltd.	90
3	Reliance Industries Ltd. GDR ■	77
19	Repsol S.A.	379
19	Repsol S.A. - Rights	12
1	Saipem S.p.A.	51
6	Santos Ltd.	68
3	Sasol Ltd. ADR	141
1	Schlumberger Ltd.	78
1	Southwestern Energy Co. ●	45
5	Statoil ASA	131
3	Suncor Energy, Inc.	92
6	Superior Energy Services, Inc. ●	133
2	Tesoro Corp.	69
11	Tonengeneral Sekiyu KK	91
7	Trican Well Service Ltd.	91
1	Valero Energy Corp.	39
8	Vantage Drilling Co. ●	14
69	Whitehaven Coal Ltd.	257
1	Whiting Petroleum Corp. ●	48
		8,446
	Food and Staples Retailing - 2.6%
6	Carrefour S.A.	159
2	Costco Wholesale Corp.	219
9	CVS Caremark Corp.	429
6	Seven & I Holdings Co., Ltd.	179
28	Tesco plc ☼	154
7	Walgreen Co.	265
4	Wal-Mart Stores, Inc.	289
10	Woolworths Ltd.	292
		1,986
	Food, Beverage and Tobacco - 8.6%
25	Altria Group, Inc.	775
6	Anheuser-Busch InBev N.V.	513
19	Bajaj Hindusthan Ltd.	8
13	Balrampur Chini Mills Ltd. ●	12
4	British American Tobacco plc	198
6	Britvic plc	39
19	Cott Corp. ●	152
5	Diamond Foods, Inc.	66
1	General Mills, Inc.	57
2	GLG Life Technology Corp. ⌂●†	—
7	Green Mountain Coffee Roasters, Inc. ●	286
10	Groupe Danone	654
15	Grupo Modelo S.A.B. de C.V.	137
2	Imperial Tobacco Group plc	61
19	ITC Ltd.	99
3	Japan Tobacco, Inc.	85
4	Kraft Foods Group, Inc. ●	180
7	Lorillard, Inc.	780
12	Mondelez International, Inc.	307
6	Nestle S.A.	411
3	Omega Protein Corp. ●	17
6	PepsiCo, Inc.	404
9	Philip Morris International, Inc.	722
7	Pilgrim's Pride Corp. ●	53
2	Salmar ASA	20

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Food, Beverage and Tobacco - 8.6% - (continued)
9	Smithfield Foods, Inc. ●	$188
8	Unilever N.V.	297
1	United Spirits Ltd.	19
		6,540
	Health Care Equipment and Services - 2.8%
2	Aetna, Inc.	75
1	Allscripts Healthcare Solutions, Inc. ●	8
13	Boston Scientific Corp. ●	76
3	Cardinal Health, Inc.	109
1	CIGNA Corp.	75
4	Covidien plc	206
1	HCA Holdings, Inc.	42
1	Hologic, Inc. ●	27
—	M3, Inc. ☼	116
4	McKesson Corp.	371
5	Medtronic, Inc.	204
3	NMC Health plc ●	9
3	Qualicorp S.A. ●	27
1	Rhoen-Klinikum AG	20
9	Smith & Nephew plc	99
5	St. Jude Medical, Inc.	168
—	Straumann Holding AG	9
1	Stryker Corp.	76
6	UnitedHealth Group, Inc.	336
2	Vanguard Health Systems, Inc. ●	26
—	Zimmer Holdings, Inc.	31
		2,110
	Insurance - 3.7%
2	Aflac, Inc.	80
8	Ageas	244
21	AIA Group Ltd.	82
6	American International Group, Inc. ●	200
2	Aon plc	131
10	AXA S.A.	176
3	Berkshire Hathaway, Inc. Class B ●	269
11	Brasil Insurance Participacoes e Administracao S.A.	103
7	Delta Lloyd N.V.	115
35	Direct Line Insurance Group plc ●	123
23	Discovery Holdings Ltd.	171
8	FBD Holdings	105
3	Marsh & McLennan Cos., Inc.	86
3	National Financial Partners Corp. ●	46
3	Progressive Corp.	68
30	Storebrand ASA	148
4	Swiss Re Ltd.	254
4	Unum Group	87
13	XL Group plc	337
		2,825
	Materials - 7.8%
2	Air Products & Chemicals, Inc.	203
3	Akzo Nobel N.V.	175
1	Allegheny Technologies, Inc.	18
3	Antofagasta plc	55
138	Aquarius Platinum Ltd.	123
8	ArcelorMittal ADR	131
3	Asahi Kasei Corp.	18
30	AuRico Gold, Inc. ●	246
4	Ball Corp.	174
6	Banro Corp. ●	18
2	Barrick Gold Corp.	60
2	BASF SE	206
9	BHP Billiton plc	324
1	Cabot Corp.	35
2	Celanese Corp.	94
3	Cemex Latam Holdings S.A.	20
—	CF Industries Holdings, Inc.	74
61	China Shanshui Cement Group	46
1	Crown Holdings, Inc. ●	54
1	Detour Gold Corp. ●	28
5	Dow Chemical Co.	168
—	Eastman Chemical Co.	24
7	EcoSynthetix, Inc. ●	23
4	Fertilizantes Heringer S.A. ●	19
4	First Quantum Minerals Ltd.	78
3	Goldcorp, Inc.	100
9	Graphic Packaging Holding Co. ●	56
1	HeidelbergCement AG	92
1	Holcim Ltd.	57
402	Huabao International Holdings Ltd.	201
3	International Paper Co.	111
4	JSR Corp.	73
2	LyondellBasell Industries Class A	90
—	Martin Marietta Materials, Inc.	36
1	MeadWestvaco Corp.	41
6	Methanex Corp.	186
2	Methanex Corp. ADR	74
5	Mitsubishi Chemical Holdings	24
29	Mitsui Chemicals, Inc.	76
139	Mongolian Mining Corp. ●	69
8	Mosaic Co.	444
4	New Gold, Inc. ●	49
12	Nine Dragons Paper Holdings	11
2	Nippon Shokubai Co., Ltd.	19
4	Owens-Illinois, Inc. ●	84
3	Phosagro OAO GDR §	36
73	PTT Chemical Public Co., Ltd. ●	167
4	Rexam plc	31
10	Rio Tinto plc	558
27	Rubicon Minerals Corp. ●	69
3	Shin-Etsu Chemical Co., Ltd.	163
12	Showa Denko K.K.	18
11	Smurfit Kappa Group plc	128
7	Synthomer plc	21
1	Tikkurila Oyj	27
67	Torex Gold Resources, Inc. ●	149
7	Ube Industries Ltd.	16
6	Universal Stainless & Alloy Products, Inc. ●	207
1	Uralkali GDR §	27
—	Westlake Chemical Corp.	17
		5,941
	Media - 3.4%
1	AMC Networks, Inc. Class A ●	53
1	CBS Corp. Class B	33
1	Charter Communications, Inc. ●	71
9	Comcast Corp. Class A	339

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Media - 3.4% - (continued)
5	Comcast Corp. Special Class A	$170
3	DreamWorks Animation SKG, Inc. ●	46
—	Fuji Media Holdings, Inc.	41
3	Liberty Global, Inc. ●	181
3	Omnicom Group, Inc.	130
9	Pandora Media, Inc. ●	84
8	Reed Elsevier Capital, Inc.	82
2	SES Global S.A.	56
48	Sirius XM Radio, Inc. w/ Rights ●	138
—	Time Warner Cable, Inc.	25
10	Time Warner, Inc.	458
5	Virgin Media, Inc.	195
9	Walt Disney Co.	447
		2,549
	Pharmaceuticals, Biotechnology and Life Sciences - 7.1%
1	Acorda Therapeutics, Inc. ●	22
1	Actelion Ltd.	24
1	Agilent Technologies, Inc.	41
1	Algeta ASA ●	36
—	Alk-Abello A/S	17
9	Alkermes plc ●	167
2	Almirall S.A.	23
8	Arena Pharmaceuticals, Inc. ●	75
2	Astellas Pharma, Inc.	111
2	AstraZeneca plc	115
2	AstraZeneca plc ADR	105
1	Auxilium Pharmaceuticals, Inc. ●	24
1	Biogen Idec, Inc. ●	74
11	Bristol-Myers Squibb Co.	372
2	Cadence Pharmaceuticals, Inc. ●	8
1	Covance, Inc. ●	39
1	Cubist Pharmaceuticals, Inc. ●	33
13	Daiichi Sankyo Co., Ltd.	196
5	Eisai Co., Ltd.	207
25	Elan Corp. plc ADR ●	258
9	Eli Lilly & Co.	459
10	Exelixis, Inc. ●	46
7	Forest Laboratories, Inc. ●	257
2	Gilead Sciences, Inc. ●	174
2	H. Lundbeck A/S	30
2	Immunogen, Inc. ●	19
1	Incyte Corp. ●	24
2	Ironwood Pharmaceuticals, Inc. ●	25
2	Johnson & Johnson	119
2	Medicines Co. ●	50
9	Merck & Co., Inc.	382
1	Mylan, Inc. ●	34
1	NPS Pharmaceuticals, Inc. ●	13
1	Ono Pharmaceutical Co., Ltd.	43
1	Onyx Pharmaceuticals, Inc. ●	62
1	Prothena Corp. plc ●	4
2	Regeneron Pharmaceuticals, Inc. ●	359
4	Rigel Pharmaceuticals, Inc. ●	25
1	Roche Holding AG	106
1	Salix Pharmaceuticals Ltd. ●	57
1	Seattle Genetics, Inc. ●	33
14	Shionogi & Co., Ltd.	231
—	Targacept, Inc. ●	2
15	Teva Pharmaceutical Industries Ltd. ADR	577
4	UCB S.A.	248
1	Vertex Pharmaceuticals, Inc. ●	41
—	Watson Pharmaceuticals, Inc. ●	38
2	Xenoport, Inc. ●	12
		5,417
	Real Estate - 3.2%
—	Acadia Realty Trust REIT	8
1	Aliansce Shopping Centers S.A.	9
3	American Assets Trust, Inc. REIT	81
—	American Campus Communities, Inc. REIT	16
1	American Tower Corp. REIT	111
7	Ascendas REIT	14
15	Asian Property Development Public Co., Ltd.	4
—	AvalonBay Communities, Inc. REIT	24
28	Ayala Land, Inc.	18
—	Boardwalk REIT	15
—	Boston Properties, Inc. REIT	27
7	BR Malls Participacoes S.A.	96
4	BR Properties S.A.	49
2	British Land Co. plc REIT	14
—	Camden Property Trust REIT	15
7	Capitacommercial Trust REIT	10
4	Capitamall Trust REIT	7
—	Castellum AB	5
68	China Overseas Grand Oceans Group Ltd.	83
—	Coresite Realty Corp. REIT	11
1	Daito Trust Construction Co., Ltd.	67
1	DDR Corp. REIT	12
1	Derwent London plc REIT	22
1	Douglas Emmett, Inc. REIT	14
—	EastGroup Properties, Inc. REIT	10
—	Equity Lifestyle Properties, Inc. REIT	13
—	Essex Property Trust, Inc. REIT	18
2	Fibra Uno Administracion S.A. REIT ●	5
8	Forest City Enterprises, Inc. Class A ●	121
27	Fortune REIT	22
1	Glimcher Realty Trust REIT	9
—	GLP J-REIT ●	5
1	GSW Immobilien AG	25
14	Hammerson plc REIT	110
—	HCP, Inc. REIT	19
1	Health Care, Inc. REIT	36
1	Host Hotels & Resorts, Inc. REIT	13
—	Icade REIT	7
—	Industrial & Infrastructure Fund Investment Corp. REIT	7
—	Japan Logistics Fund REIT	9
—	Kilroy Realty Corp. REIT	13
9	L.P.N. Development Public Co., Ltd.	5
28	Link (The) REIT	141
2	Mitsubishi Estate Co., Ltd.	40
1	Mitsui Fudosan Co., Ltd.	35
6	New World Development Co., Ltd.	9
3	Norwegian Property ASA	4
—	Post Properties, Inc. REIT	12
—	PSP Swiss Property AG	19
—	Public Storage REIT	34
3	Rayonier, Inc. REIT	130

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Real Estate - 3.2% - (continued)
1	RioCan REIT	$15
187	Robinsons Land Corp.	95
1	Shaftesbury plc REIT	12
2	Simon Property Group, Inc. REIT	255
15	Sino Land Co., Ltd.	27
—	Stag Industrial, Inc. REIT	9
11	Sun Hung Kai Properties Ltd.	165
1	Sunstone Hotel Investors, Inc. REIT ●	6
8	Supalai Public Co., Ltd.	4
—	Taubman Centers, Inc. REIT	27
—	Unibail-Rodamco SE REIT	40
2	Unite Group plc	11
12	Westfield Group REIT	136
6	Westfield Retail Trust REIT	20
		2,425
	Retailing - 4.4%
3	Amazon.com, Inc. ●‡	807
—	AutoZone, Inc. ●	128
1	Dollar General Corp. ●	56
2	Family Dollar Stores, Inc.	155
4	Hennes & Mauritz Ab ☼	143
5	Home Depot, Inc.	300
2	Industria de Diseno Textil S.A.	221
156	Intime Department Store Group Co., Ltd.	186
9	Liberty Media - Interactive A ●	167
9	Lowe's Co., Inc.	332
18	Marks & Spencer Group plc	112
11	Myer Holdings Ltd.	26
1	Priceline.com, Inc. ●	339
1	Ryohin Keikaku Co., Ltd.	56
3	Target Corp.	178
1	Urban Outfitters, Inc. ●	42
40	Zhongsheng Group Holdings Ltd. ☼	61
		3,309
	Semiconductors and Semiconductor Equipment - 1.8%
8	ASM Pacific Technology Ltd.	102
2	ASML Holding N.V.	108
2	Cavium, Inc. ●	52
3	Cypress Semiconductor Corp.	38
8	Fairchild Semiconductor International, Inc. ●	113
2	International Rectifier Corp. ●	36
1	Lam Research Corp. ●	43
2	Maxim Integrated Products, Inc.	65
5	NXP Semiconductors N.V. ●	139
10	ON Semiconductor Corp. ●	74
—	Samsung Electronics Co., Ltd.	319
79	Taiwan Semiconductor Manufacturing Co., Ltd.	264
		1,353
	Software and Services - 6.7%
6	Accenture plc	399
4	Activision Blizzard, Inc.	41
2	Akamai Technologies, Inc. ●	95
1	Alliance Data Systems Corp. ●	103
6	Automatic Data Processing, Inc.	370
1	Broadsoft, Inc. ●	24
9	Cadence Design Systems, Inc. ●	127
1	Citrix Systems, Inc. ●	79
2	Cognizant Technology Solutions Corp. ●	140
2	DeNa Co., Ltd. ☼	66
4	Dropbox, Inc. ⌂●†	36
9	eBay, Inc. ●	437
1	Equinix, Inc. ●	199
1	Exlservice Holdings, Inc. ●	25
10	Facebook, Inc. ●	266
5	Fortinet, Inc. ●	112
6	Genpact Ltd.	91
—	Google, Inc. ●	254
11	Higher One Holdings, Inc. ●	113
1	IBM Corp.	201
1	Intuit, Inc.	76
4	Kakaku.com, Inc. ☼	142
—	MicroStrategy, Inc. ●	24
—	NetSuite, Inc. ●	22
11	Oracle Corp.	370
5	Pactera Technology International Ltd. ●	37
1	QLIK Technologies, Inc. ●	27
2	Red Hat, Inc. ●	85
1	Salesforce.com, Inc. ●	130
2	Splunk, Inc. ●	50
2	Teradata Corp. ●	100
5	Vantiv, Inc. ●	98
5	VeriFone Systems, Inc. ●	154
—	VeriSign, Inc. ●	18
2	Visa, Inc.	364
3	Western Union Co.	44
10	Yahoo!, Inc. ●	202
		5,121
	Technology Hardware and Equipment - 3.6%
6	Acme Packet, Inc. ●	139
16	Advantech Co., Ltd.	66
4	Anritsu Corp. ☼	52
—	Apple, Inc.	161
3	Aruba Networks, Inc. ●	58
2	Avnet, Inc. ●	76
3	Ciena Corp. ●	45
34	Cisco Systems, Inc.	664
8	Delta Electronics, Inc.	28
13	EMC Corp. ●	318
17	Hitachi Ltd. ☼	98
2	JDS Uniphase Corp. ●	26
10	Juniper Networks, Inc. ●	195
2	National Instruments Corp.	44
2	NetApp, Inc. ●	57
7	Qualcomm, Inc.	407
1	Rogers Corp. ●	28
—	Ruckus Wireless, Inc.	2
15	Telefonaktiebolaget LM Ericsson ADR	148
—	Wacom Co., Ltd. ☼	24
46	WPG Holdings Co., Ltd.	61
25	ZTE Corp.	43
		2,740
	Telecommunication Services - 3.3%
5	America Movil S.A.B. de C.V. ADR	107
53	Axiata Group Berhad	114
19	Bharti Infratel Ltd.	69

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Telecommunication Services - 3.3% - (continued)
22	Bharti Televentures	$130
41	China Telecom Corp., Ltd.	23
59	China Unicom Ltd.	96
5	Cincinnati Bell, Inc. ●	26
2	Crown Castle International Corp. ●	143
13	Frontier Communications Co.	57
24	Leap Wireless International, Inc. ●	161
1	Millicom International Cellular SDR	84
3	Mobile Telesystems OJSC ADR	56
5	MTN Group Ltd.	97
1	P.T. Telekomunikasi Indonesia ADR	41
1	Philippine Long Distance Telephone Co. ADR	47
36	Portugal Telecom SGPS S.A.	178
3	SBA Communications Corp. ●	241
4	SK Telecom Co., Ltd. ADR	57
1	SoftBank Corp.	29
33	Sprint Nextel Corp. ●	188
13	Telenor ASA	269
10	Turkcell Iletisim Hizmetleri A.S. ●	62
4	TW Telecom, Inc. ●	91
39	Vodafone Group plc	99
		2,465
	Transportation - 2.4%
297	AirAsia Berhad	268
1	C.H. Robinson Worldwide, Inc.	32
4	Celadon Group, Inc.	80
8	Covenant Transport ●	42
21	Delta Air Lines, Inc. ●	244
—	Expeditors International of Washington, Inc.	16
1	FedEx Corp.	133
1	Genesee & Wyoming, Inc. Class A ●	76
2	J.B. Hunt Transport Services, Inc.	145
1	Kansas City Southern	118
6	Localiza Rent a Car S.A.	108
1	Santos Brasil Participacoes S.A.	17
1	Spirit Airlines, Inc. ●	23
14	Transurban Group	89
23	US Airways Group, Inc. ●	308
6	Vitran Corp., Inc. ●	27
2	XPO Logistics, Inc. ●	41
44	Zhejiang Expressway Co., Ltd.	34
		1,801
	Utilities - 3.9%
2	American Electric Power Co., Inc.	98
5	Calpine Corp. ●	97
3	Cheung Kong Infrastructure Holdings Ltd.	19
11	Chubu Electric Power Co., Inc.	147
2	Cia de Saneamento Basico do Estado de Sao Paulo	89
1	Cia Paranaense de Energia-Copel	10
4	Duke Energy Corp.	274
2	Edison International	68
25	Enel Green Power S.p.A.	46
15	Enel S.p.A.	63
10	ENN Energy Holdings Ltd.	43
7	GDF Suez	152
75	Guangdong Investment Ltd.	59
8	Iberdrola S.A.	43
38	National Grid plc	431
7	NextEra Energy, Inc.	477
3	Northeast Utilities	103
1	OGE Energy Corp.	34
11	Osaka Gas Co., Ltd.	39
5	PG&E Corp.	184
1	Pinnacle West Capital Corp.	56
4	RWE AG	157
3	Severn Trent plc	68
8	Snam S.p.A.	39
5	Suez Environment S.A.	57
7	Tokyo Gas Co., Ltd.	33
3	Xcel Energy, Inc.	78
		2,964
	Total common stocks
	(cost $68,324)	$75,236

PREFERRED STOCKS - 0.5%
	Automobiles and Components - 0.3%
1	Volkswagen AG N.V.	$239

	Software and Services - 0.1%
7	FireEye, Inc. Private Placement ⌂†	64

	Utilities - 0.1%
3	Cia Paranaense de Energie	40

	Total preferred stocks
	(cost $314)	$343

EXCHANGE TRADED FUNDS - 0.1%
	Other Investment Pools and Funds - 0.1%
1	SPDR S&P Retail ETF	$86

	Total exchange traded funds
	(cost $87)	$86

CORPORATE BONDS - 0.0%
	Petroleum and Coal Products Manufacturing - 0.0%
	Green Plains Renewable Energy, Inc.
$13	5.75%, 11/01/2015 ۞	$11

	Total corporate bonds
	(cost $12)	$11

	Total long-term investments
	(cost $68,737)	$75,676

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $9, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $10)
$9	0.19%, 12/31/2012	$9

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.5% - (continued)
Repurchase Agreements - 0.5% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $67, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $69)
$67	0.23%, 12/31/2012		$67
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $21, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $22)
21	0.20%, 12/31/2012		21
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $133, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $135)
133	0.17%, 12/31/2012		133
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $3, collateralized by FNMA 3.00%, 2032, value of $3)
3	0.25%, 12/31/2012		3
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $93, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $95)
93	0.20%, 12/31/2012		93
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $82, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $83)
82	0.21%, 12/31/2012		82
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $2, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $2)
2	0.17%, 12/31/2012		2
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $6, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $6)
6	0.25%, 12/31/2012		6
			416
	Total short-term investments
	(cost $416)		$416

	Total investments
	(cost $69,153) ▲	100.3%	$76,092
	Other assets and liabilities	(0.3)%	(198)
	Total net assets	100.0%	$75,894

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $70,312 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,278
Unrealized Depreciation	(3,498)
Net Unrealized Appreciation	$5,780

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $101, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $77, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $175, which represents 0.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2012	4	Dropbox, Inc.	$38
12/2012	7	FireEye, Inc. Private Placement Preferred	71
02/2011	2	GLG Life Technology Corp.	23
11/2012-12/2012	1	Neo Holdings Co. Ltd	1

At December 31, 2012, the aggregate value of these securities was $101, which represents 0.1% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $310 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	01/04/2013	UBS	$2	$2	$–
EUR	Buy	01/02/2013	DEUT	16	16	–
EUR	Buy	01/02/2013	UBS	36	36	–
EUR	Sell	01/02/2013	DEUT	1	1	–
EUR	Sell	01/03/2013	DEUT	3	3	–
EUR	Sell	01/04/2013	DEUT	48	48	–
EUR	Sell	01/02/2013	UBS	25	25	–
GBP	Buy	01/04/2013	DEUT	7	7	–
GBP	Buy	01/08/2013	DEUT	100	100	–
GBP	Buy	01/02/2013	UBS	9	9	–
GBP	Sell	01/03/2013	DEUT	2	2	–
GBP	Sell	01/04/2013	DEUT	55	55	–
HKD	Buy	01/07/2013	MSC	25	25	–
HKD	Sell	01/03/2013	DEUT	65	65	–
HKD	Sell	01/03/2013	MSC	2	2	–
HKD	Sell	01/02/2013	SCB	22	22	–
JPY	Buy	01/08/2013	BCLY	54	54	–
JPY	Buy	01/04/2013	UBS	127	125	(2)
JPY	Sell	01/08/2013	BCLY	1	1	–
JPY	Sell	02/01/2013	DEUT	436	393	43
JPY	Sell	01/04/2013	UBS	2	2	–
NOK	Sell	01/02/2013	CBK	5	5	–
NOK	Sell	01/03/2013	JPM	3	3	–
SEK	Buy	01/03/2013	JPM	6	6	–
SGD	Sell	01/04/2013	UBS	16	16	–
ZAR	Sell	01/08/2013	JPM	55	55	–
						$41

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Research HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,106	$217	$889	$–
Banks	5,725	2,493	3,232	–
Capital Goods	5,062	3,675	1,386	1
Commercial and Professional Services	139	66	73	–
Consumer Durables and Apparel	813	62	751	–
Consumer Services	562	410	152	–
Diversified Financials	3,837	2,206	1,631	–
Energy	8,446	5,425	3,021	–
Food and Staples Retailing	1,986	1,202	784	–
Food, Beverage and Tobacco	6,540	4,817	1,723	–
Health Care Equipment and Services	2,110	1,877	233	–
Insurance	2,825	1,635	1,190	–
Materials	5,941	3,243	2,698	–
Media	2,549	2,370	179	–
Pharmaceuticals, Biotechnology and Life Sciences	5,417	4,077	1,340	–
Real Estate	2,425	1,238	1,187	–
Retailing	3,309	2,504	805	–
Semiconductors and Semiconductor Equipment	1,353	614	739	–
Software and Services	5,121	4,943	142	36
Technology Hardware and Equipment	2,740	2,368	372	–
Telecommunication Services	2,465	1,284	1,181	–
Transportation	1,801	1,410	391	–
Utilities	2,964	1,568	1,396	–
Total	75,236	49,704	25,495	37
Corporate Bonds	11	–	11	–
Exchange Traded Funds	86	86	–	–
Preferred Stocks	343	40	239	64
Short-Term Investments	416	–	416	–
Total	$76,092	$49,830	$26,161	$101
Foreign Currency Contracts*	43	–	43	–
Total	$43	$–	$43	$–
Liabilities:
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–

♦	For the year ended December 31, 2012, investments valued at $100 were transferred from Level 1 to Level 2, and investments valued at $910 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Common Stocks	$40	$(471)	$434	†	$—	$40	$(38)	$32	$—	$37
Preferred Stocks	—	—	(7	)‡	—	71	—	—	—	64
Total	$40	$(471)	$427		$—	$111	$(38)	$32	$—	$101

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(3).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(7).

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Research HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $69,153)	$76,092
Foreign currency on deposit with custodian (cost $58)	58
Unrealized appreciation on foreign currency contracts	43
Receivables:
Investment securities sold	717
Fund shares sold	11
Dividends and interest	106
Other assets	2
Total assets	77,029
Liabilities:
Unrealized depreciation on foreign currency contracts	2
Bank overdraft	70
Payables:
Investment securities purchased	544
Fund shares redeemed	483
Investment management fees	13
Distribution fees	1
Accrued expenses	22
Total liabilities	1,135
Net assets	$75,894
Summary of Net Assets:
Capital stock and paid-in-capital	$82,613
Undistributed net investment income	1,044
Accumulated net realized loss	(14,744)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	6,981
Net assets	$75,894
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$10.56
Shares outstanding	5,001
Net assets	$52,785
Class IB: Net asset value per share	$10.52
Shares outstanding	2,198
Net assets	$23,109

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Research HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$2,005
Interest	2
Less: Foreign tax withheld	(112)
Total investment income, net	1,895

Expenses:
Investment management fees	736
Distribution fees - Class IB	66
Custodian fees	58
Accounting services fees	15
Board of Directors' fees	2
Audit fees	18
Other expenses	23
Total expenses (before fees paid indirectly)	918
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	915
Net Investment Income	980

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,828
Net realized gain on futures	10
Net realized loss on foreign currency contracts	(23)
Net realized gain on other foreign currency transactions	4
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,819

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	8,598
Net unrealized appreciation of foreign currency contracts	55
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	8,656
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,475
Net Increase in Net Assets Resulting from Operations	$13,455

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Research HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$980	$882
Net realized gain on investments, other financial instruments and foreign currency transactions	3,819	8,126
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	8,656	(17,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,455	(8,702)
Distributions to Shareholders:
From net investment income
Class IA	(627)	(9)
Class IB	(228)	(4)
Total distributions	(855)	(13)
Capital Share Transactions:
Class IA
Sold	10,859	15,571
Issued on reinvestment of distributions	627	9
Redeemed	(20,019)	(26,693)
Total capital share transactions	(8,533)	(11,113)
Class IB
Sold	5,524	6,048
Issued on reinvestment of distributions	228	4
Redeemed	(12,440)	(13,223)
Total capital share transactions	(6,688)	(7,171)
Net decrease from capital share transactions	(15,221)	(18,284)
Net Decrease in Net Assets	(2,621)	(26,999)
Net Assets:
Beginning of period	78,515	105,514
End of period	$75,894	$78,515
Undistributed (distribution in excess of)
net investment income	$1,044	$828
Shares:
Class IA
Sold	1,084	1,546
Issued on reinvestment of distributions	63	1
Redeemed	(1,997)	(2,710)
Total share activity	(850)	(1,163)
Class IB
Sold	557	600
Issued on reinvestment of distributions	23	1
Redeemed	(1,249)	(1,338)
Total share activity	(669)	(737)

The accompanying notes are an integral part of these financial statements.

18

Hartford Global Research HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Global Research HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

19

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded

20

instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

21

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

22

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

23

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of December 31, 2012, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$43	$—	$—	$—	$—	$43
Total	$—	$43	$—	$—	$—	$—	$43

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

24

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$10	$—	$—	$10
Net realized loss on foreign currency contracts	—	(23)	—	—	—	—	(23)
Total	$—	$(23)	$—	$10	$—	$—	$(13)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$55	$—	$—	$—	$—	$55
Total	$—	$55	$—	$—	$—	$—	$55

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

25

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$855	$13

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,099
Accumulated Capital and Other Losses*	(13,597)
Unrealized Appreciation†	5,779
Total Accumulated Deficit	$(6,719)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$91
Accumulated Net Realized Gain (Loss)	(91)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

26

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$13,597
Total	$13,597

During the year ended December 31, 2012, the Fund utilized $3,364 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

27

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	1.04%
Class IB	1.29

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

28

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes payments from an affiliate. Had the payments from the affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.02%	0.02%
Total Return Excluding Payment from Affiliate	42.10%	41.76%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$68,231
Sales Proceeds Excluding U.S. Government Obligations	82,807

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

29

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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31

Hartford Global Research HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$9.02	$0.15	$1.51	$1.66	$(0.12)	$–	$–	$(0.12)	$10.56
IB	8.98	0.13	1.50	1.63	(0.09)	–	–	(0.09)	10.52

For the Year Ended December 31, 2011
IA	9.94	0.11	(1.03)	(0.92)	–	–	–	–	9.02
IB	9.93	0.09	(1.04)	(0.95)	–	–	–	–	8.98

For the Year Ended December 31, 2010
IA	8.67	0.10	1.28	1.38	(0.11)	–	–	(0.11)	9.94
IB	8.66	0.08	1.28	1.36	(0.09)	–	–	(0.09)	9.93

For the Year Ended December 31, 2009
IA	6.16	0.08	2.51	2.59	(0.08)	–	–	(0.08)	8.67
IB	6.15	0.07	2.50	2.57	(0.06)	–	–	(0.06)	8.66

From January 31, 2008 (commencement of operations) through December 31, 2008
IA(F)	10.00	–	(3.78)	(3.78)	(0.05)	–	(0.01)	(0.06)	6.16
IB(F)	10.00	(0.08)	(3.72)	(3.80)	(0.04)	–	(0.01)	(0.05)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Commenced operations on January 31, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	During the year ended December 31, 2008, the Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into the Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

18.39%		$52,785	1.04%		1.04%		1.28%		85%
18.10		23,109	1.29		1.29		1.03		–

(9.28)		52,768	1.03		1.03		1.01		86
(9.51)		25,747	1.28		1.28		0.76		–

16.01		69,740	1.01		0.98		1.03		92
15.72		35,774	1.26		1.23		0.78		–

42.13	(E)	67,012	1.16		1.06		1.17		124
41.79	(E)	37,695	1.41		1.31		0.93		–

(37.87	)(G)	48,627	1.02	(H)	0.94	(H)	1.29	(H)	335	(I)
(38.01	)(G)	31,008	1.27	(H)	1.19	(H)	0.99	(H)	–

33

Report of Independent Registered Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Research HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Research HLS Fund ( one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

34

Hartford Global Research HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

Hartford Global Research HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

36

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

Hartford Global Research HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,010.00	$5.28	$1,000.00	$1,019.88	$5.30	1.04%	184	366
Class IB	$1,000.00	$1,009.86	$6.53	$1,000.00	$1,018.64	$6.56	1.29%	184	366

38

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Research HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

39

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Subadvisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

40

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed

41

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Subadvisory Agreements (Unaudited) – (continued)

information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain

42

factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

Hartford Global Research HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

44

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GR12 2-13 113540 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Growth HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Growth HLS Fund inception 04/30/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Growth IA	18.42%	0.11%	6.75%
Growth IB	18.12%	-0.14%	6.48%
Russell 1000 Growth Index	15.26%	3.12%	7.52%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.82% and 1.07%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.82% and 1.07%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Growth HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Growth HLS Fund returned 18.42% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Russell 1000 Growth Index, which returned 15.26% for the same period. The Fund outperformed the 15.03% return of the average fund in the Lipper VP-UF Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Nine out of ten sectors of the Russell 1000 Growth Index had positive returns for the period. Health Care (+23.8%), Financials (+22.2%), and Consumer Discretionary (+20.1%) performed the best, while Utilities (-4.2%) and Energy (+8.8%) lagged. Growth stocks (+15.3%) underperformed Value stocks (+17.5%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

The Fund’s relative performance benefited from strong security selection in Information Technology, Consumer Discretionary, and Health Care. Security selection in Consumer Staples and Industrials detracted from relative returns. Sector allocation, which is a residual of bottom-up stock selection, contributed positively to relative performance. Positive effects from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and an underweight to Energy was enough to offset the negative effects of the Fund’s underweight exposure to Health Care, Financials, and Industrials. A modest cash position also detracted from performance in an upward-trending market.

eBay (Information Technology), Apple (Information Technology), and Gilead Sciences (Health Care) were the top contributors to relative and absolute performance during the period. Shares of eBay, a provider of online marketplaces and payment solutions, saw its share price steadily increase over the period. Continued improvements in its marketplace segment and increased adoption of PayPal by retailers helped drive earnings growth. Shares of Apple moved sharply higher in the first half of the year after the company reported better-than-expected quarterly revenue and earnings, led by robust sales of the iPhone 4S. Shares of Gilead Sciences, a biotechnology company, rose after the company continued to post strong clinical data for their Hepatitis C combination treatment.

Top detractors from relative performance during the period were Altera (Information Technology), Acme Packet (Information Technology), and Tempur-Pedic International (Consumer Discretionary). Shares of Altera, a semiconductor company specializing in programmable logic devices, continued to lag amid fears that the company may lose market share to competitor Xilinx; additionally, investors grew concerned over the company’s exposure to Europe and China. Acme Packet, a leading provider of session border control solutions, saw its shares fall after the company lowered its earnings guidance for the 2012 fiscal year. Tempur-Pedic International, a leading global manufacturer and distributor of premium mattresses and pillows, fell sharply after the company lowered its full-year guidance due to competitive pressures and disappointing demand for their new Simplicity product. Expeditors International (Industrials) was also among the top detractors from absolute performance.

What is the outlook?

In 2013, we expect slow but steady growth in the U.S. We remain cautiously optimistic and believe that the U.S. should avoid recession in 2013. A last minute deal averted a full dive off the fiscal cliff on January 1, 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes 2% on most Americans. We believe that housing, autos, and employment should continue to improve, and corporate earnings should also demonstrate moderate growth this year. Households have enjoyed a boost to their net

3

Hartford Growth HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

worth from the recession lows, and the improving housing market should cushion the negative impact of higher taxation. Household formation is still positive in the U.S. and housing starts have just started to normalize. It appears that interest rates are slowly creeping higher, which in our view is a sign that the economy is improving.

Our investment discipline is focused on finding proven companies with attractive valuations, solid fundamentals, and sustainable growth business models. At the end of the period, our largest overweights were to Consumer Discretionary and Information Technology, while we remained underweight Industrials and Consumer Staples, relative to the benchmark.

Diversification by Industry
as of December 31, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.3%
Capital Goods (Industrials)	3.7
Commercial and Professional Services (Industrials)	1.0
Consumer Durables and Apparel (Consumer Discretionary)	3.4
Consumer Services (Consumer Discretionary)	3.5
Diversified Financials (Financials)	2.0
Energy (Energy)	3.5
Food and Staples Retailing (Consumer Staples)	1.7
Food, Beverage and Tobacco (Consumer Staples)	5.8
Health Care Equipment and Services (Health Care)	5.1
Materials (Materials)	1.9
Media (Consumer Discretionary)	7.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	7.0
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	10.8
Semiconductors and Semiconductor Equipment (Information Technology)	2.6
Software and Services (Information Technology)	23.9
Technology Hardware and Equipment (Information Technology)	11.5
Transportation (Industrials)	3.0
Short-Term Investments	0.4
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford Growth HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.7%
	Automobiles and Components - 1.3%
79	Harley-Davidson, Inc.	$3,871

	Capital Goods - 3.7%
106	AMETEK, Inc.	3,981
18	Cummins, Inc.	1,917
57	Eaton Corp. plc	3,081
5	Rockwell Automation, Inc.	430
37	Safran S.A. ADR ●	1,608
		11,017
	Commercial and Professional Services - 1.0%
31	IHS, Inc. ●	2,983

	Consumer Durables and Apparel - 3.4%
151	D.R. Horton, Inc.	2,992
52	Lennar Corp.	2,000
26	Michael Kors Holdings Ltd. ●	1,325
29	PVH Corp.	3,195
5	Ralph Lauren Corp.	752
		10,264
	Consumer Services - 3.5%
135	Dunkin' Brands Group, Inc.	4,471
60	Starwood Hotels & Resorts, Inc.	3,467
41	Yum! Brands, Inc.	2,704
		10,642
	Diversified Financials - 2.0%
51	American Express Co.	2,934
72	JP Morgan Chase & Co.	3,157
		6,091
	Energy - 3.5%
42	Anadarko Petroleum Corp.	3,086
34	Cameron International Corp. ●	1,942
75	Cobalt International Energy, Inc. ●	1,841
32	National Oilwell Varco, Inc.	2,218
19	Schlumberger Ltd.	1,326
		10,413
	Food and Staples Retailing - 1.7%
71	CVS Caremark Corp.	3,456
25	Wal-Mart Stores, Inc.	1,682
		5,138
	Food, Beverage and Tobacco - 5.8%
219	Green Mountain Coffee Roasters, Inc. ●	9,042
24	Lorillard, Inc.	2,854
84	PepsiCo, Inc.	5,721
		17,617
	Health Care Equipment and Services - 5.1%
60	Covidien plc	3,439
53	Edwards Lifesciences Corp. ●	4,755
223	Hologic, Inc. ●	4,462
50	UnitedHealth Group, Inc.	2,691
		15,347
	Materials - 1.9%
62	Monsanto Co.	5,862

	Media - 7.7%
125	Comcast Corp. Class A	4,677
189	News Corp. Class A	4,839
1,543	Sirius XM Radio, Inc. w/ Rights ●	4,458
85	Time Warner, Inc.	4,074
102	Walt Disney Co.	5,076
		23,124
	Pharmaceuticals, Biotechnology and Life Sciences - 7.0%
69	Agilent Technologies, Inc.	2,831
27	Biogen Idec, Inc. ●	4,020
88	Gilead Sciences, Inc. ●	6,428
43	Johnson & Johnson	3,044
66	Merck & Co., Inc.	2,712
11	Regeneron Pharmaceuticals, Inc. ●	1,901
		20,936
	Real Estate - 0.3%
12	American Tower Corp. REIT	960

	Retailing - 10.8%
65	Abercrombie & Fitch Co. Class A	3,138
27	Amazon.com, Inc. ●	6,750
11	AutoZone, Inc. ●	3,925
62	Dollar General Corp. ●	2,720
67	Family Dollar Stores, Inc.	4,218
209	Lowe's Co., Inc.	7,411
7	Priceline.com, Inc. ●	4,265
		32,427
	Semiconductors and Semiconductor Equipment - 2.6%
148	Altera Corp.	5,092
81	Broadcom Corp. Class A	2,685
		7,777
	Software and Services - 23.9%
28	Alliance Data Systems Corp. ●	4,077
68	BMC Software, Inc. ●	2,715
44	Citrix Systems, Inc. ●	2,876
56	Cognizant Technology Solutions Corp. ●	4,126
152	eBay, Inc. ●	7,772
172	Facebook, Inc. ●	4,583
13	Google, Inc. ●	9,350
26	IBM Corp.	5,072
14	LinkedIn Corp. Class A ●	1,615
10	Mastercard, Inc.	5,001
82	Microsoft Corp.	2,194
251	Oracle Corp.	8,379
22	Salesforce.com, Inc. ●	3,660
65	ServiceNow, Inc. ●	1,953
82	Splunk, Inc. ●	2,366
46	Tibco Software, Inc. ●	1,023
29	Visa, Inc.	4,428
7	VMware, Inc. ●	666
1	Workday, Inc. Class A ●	55
		71,911
	Technology Hardware and Equipment - 11.5%
146	Acme Packet, Inc. ●	3,224
34	Apple, Inc.	18,107
129	EMC Corp. ●	3,264
188	Juniper Networks, Inc. ●	3,692
65	NetApp, Inc. ●	2,169
65	Qualcomm, Inc.	4,001
		34,457

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.7% - (continued)
	Transportation - 3.0%
51	J.B. Hunt Transport Services, Inc.		$3,016
30	Kansas City Southern		2,509
55	Norfolk Southern Corp.		3,403
			8,928
	Total common stocks
	(cost $260,975)		$299,765

	Total long-term investments (cost $260,975)		$299,765

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $24, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $25)
$24	0.19%, 12/31/2012		$24
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $173, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $176)
173	0.23%, 12/31/2012		173
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $54, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $55)
54	0.20%, 12/31/2012		54
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $340, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $347)
340	0.17%, 12/31/2012		340
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $7, collateralized by FNMA 3.00%, 2032, value of $7)
7	0.25%, 12/31/2012		7
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $240, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $244)
240	0.20%, 12/31/2012		240
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $210, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $214)
210	0.21%, 12/31/2012		210
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $4, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $4)
4	0.17%, 12/31/2012		4
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $14, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $15)
14	0.25%, 12/31/2012		14
			1,066
	Total short-term investments
	(cost $1,066)		$1,066

	Total investments
	(cost $262,041) ▲	100.1%	$300,831
	Other assets and liabilities	(0.1)%	(339)
	Total net assets	100.0%	$300,492

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $263,307 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47,395
Unrealized Depreciation	(9,871)
Net Unrealized Appreciation	$37,524

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

7

Hartford Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$299,765	$299,765	$–	$–
Short-Term Investments	1,066	–	1,066	–
Total	$300,831	$299,765	$1,066	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $262,041)	$300,831
Cash	—
Receivables:
Investment securities sold	175
Fund shares sold	219
Dividends and interest	119
Total assets	301,344
Liabilities:
Payables:
Investment securities purchased	548
Fund shares redeemed	235
Investment management fees	45
Distribution fees	3
Accrued expenses	21
Total liabilities	852
Net assets	$300,492
Summary of Net Assets:
Capital stock and paid-in-capital	$273,633
Undistributed net investment income	108
Accumulated net realized loss	(12,039)
Unrealized appreciation of investments	38,790
Net assets	$300,492
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$12.93
Shares outstanding	18,023
Net assets	$233,089
Class IB: Net asset value per share	$12.67
Shares outstanding	5,321
Net assets	$67,403

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,060
Interest	12
Total investment income, net	3,072

Expenses:
Investment management fees	2,608
Transfer agent fees	5
Distribution fees - Class IB	194
Custodian fees	7
Accounting services fees	33
Board of Directors' fees	9
Audit fees	12
Other expenses	80
Total expenses (before fees paid indirectly)	2,948
Commission recapture	(8)
Total fees paid indirectly	(8)
Total expenses, net	2,940
Net Investment Income	132

Net Realized Gain on Investments:
Net realized gain on investments	41,625
Net Realized Gain on Investments	41,625

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	13,554
Net Changes in Unrealized Appreciation of Investments	13,554
Net Gain on Investments	55,179
Net Increase in Net Assets Resulting from Operations	$55,311

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income (loss)	$132	$(10)
Net realized gain on investments	41,625	37,324
Net unrealized appreciation (depreciation) of investments	13,554	(68,361)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,311	(31,047)
Distributions to Shareholders:
From net investment income
Class IA	—	(460)
Total distributions	—	(460)
Capital Share Transactions:
Class IA
Sold	35,467	50,505
Issued on reinvestment of distributions	—	460
Redeemed	(88,213)	(100,832)
Total capital share transactions	(52,746)	(49,867)
Class IB
Sold	7,707	13,615
Redeemed	(29,736)	(38,523)
Total capital share transactions	(22,029)	(24,908)
Net decrease from capital share transactions	(74,775)	(74,775)
Net Decrease in Net Assets	(19,464)	(106,282)
Net Assets:
Beginning of period	319,956	426,238
End of period	$300,492	$319,956
Undistributed (distribution in excess of) net investment income	$108	$—
Shares:
Class IA
Sold	2,848	4,162
Issued on reinvestment of distributions	—	41
Redeemed	(7,121)	(8,326)
Total share activity	(4,273)	(4,123)
Class IB
Sold	629	1,144
Redeemed	(2,436)	(3,227)
Total share activity	(1,807)	(2,083)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to

12

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or

13

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

15

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended Dece mber 31, 2011
Ordinary Income	$—	$460

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$108
Accumulated Capital and Other Losses*	(10,773)
Unrealized Appreciation†	37,524
Total Accumulated Earnings	$26,859

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(24)
Accumulated Net Realized Gain (Loss)	300
Capital Stock and Paid-in-Capital	(276)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$10,773
Total	$10,773

During the year ended December 31, 2012, the Fund utilized $42,065 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL

17

Hartford Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $250 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.83%
Class IB	1.08

18

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$206,769
Sales Proceeds Excluding U.S. Government Obligations	278,359

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on

19

Hartford Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

20

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21

Hartford Growth HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$10.92	$0.01	$2.00	$2.01	$–	$–	$–	$–	$12.93
IB	10.73	(0.02)	1.96	1.94	–	–	–	–	12.67

For the Year Ended December 31, 2011
IA	12.02	0.01	(1.09)	(1.08)	(0.02)	–	–	(0.02)	10.92
IB	11.81	(0.03)	(1.05)	(1.08)	–	–	–	–	10.73

For the Year Ended December 31, 2010 (E)
IA	10.07	0.02	1.93	1.95	–	–	–	–	12.02
IB	9.92	–	1.89	1.89	–	–	–	–	11.81

For the Year Ended December 31, 2009
IA	7.53	0.04	2.54	2.58	(0.04)	–	–	(0.04)	10.07
IB	7.42	0.02	2.49	2.51	(0.01)	–	–	(0.01)	9.92

For the Year Ended December 31, 2008
IA	13.39	0.03	(5.47)	(5.44)	(0.03)	(0.39)	–	(0.42)	7.53
IB	13.18	–	(5.37)	(5.37)	–	(0.39)	–	(0.39)	7.42

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $49.9 million in sales associated with the transition of assets from Hartford Fundamental Growth HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

22

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

18.42%	$233,089	0.83%	0.83%	0.10%	64%
18.12	67,403	1.08	1.08	(0.16)	–

(8.95)	243,509	0.82	0.82	0.06	37
(9.18)	76,447	1.07	1.07	(0.19)	–

19.37	317,464	0.84	0.84	0.21	74	(F)
19.07	108,774	1.09	1.09	(0.04)	–

34.24	242,406	0.88	0.88	0.44	85
33.90	86,556	1.13	1.13	0.20	–

(41.79)	203,993	0.84	0.84	0.27	93
(41.93)	81,720	1.09	1.09	0.02	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

24

Hartford Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.24	$4.21	$1,000.00	$1,020.94	$4.24	0.83%	184	366
Class IB	$1,000.00	$1,007.10	$5.47	$1,000.00	$1,019.69	$5.50	1.08%	184	366

28

Hartford Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)- (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 1-, 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 1- and 3-year periods and that its performance was in line with the benchmark for the 5-year period. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided

30

to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)- (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

32

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Growth HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

34

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-G12 2-13 113541 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Healthcare HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Healthcare HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Healthcare HLS Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Healthcare IA	20.62%	5.08%	9.75%
Healthcare IB	20.32%	4.81%	9.48%
S&P 500 Index	16.03%	1.67%	7.10%
S&P North American Health Care Sector Index	19.78%	5.83%	8.32%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.91% and 1.16%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.91% and 1.16%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Healthcare HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class IA shares of the Hartford Healthcare HLS Fund returned 20.62% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the S&P North American Health Care Sector Index, which returned 19.78% for the same period. The Fund underperformed the 23.89% return of the average fund in the Lipper VP-UF Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well-received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Health Care stocks (+19.8%) outperformed both the broader U.S. market (+16.0%) and the global equity market (+16.5%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indexes respectively. Within the S&P North American Health Care Sector Index, Biotechnology (+42.7%) and Life Sciences Tools & Services (+32.1%) led returns, while Pharmaceuticals (+13.7%), Health Care Providers & Services (+14.5%), and Health Care Technology (+14.8%) lagged the broader index returns.

The Fund’s outperformance versus its benchmark was primarily due to strong security selection within the Biotechnology and Life Sciences Tools and Services sub-sectors. This was partially offset by weaker selection within Health Care Equipment and Supplies and Pharmaceuticals. Sector allocation, a residual of our bottom up stock selection process, also contributed positively to relative returns, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to strong performing Biotechnology sub-sector.

Top contributors to relative performance included Regeneron Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology), Amylin Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology), and Ardea Biosciences (Specialty Pharmaceuticals/Biotechnology). Shares of biopharmaceutical company, Regeneron Pharmaceuticals rose during the period as sales momentum continued for the macular degeneration drug, Eylea, and investors raised their outlooks for sales in the newly approved markets of Japan and Europe. Shares of Amylin Pharmaceuticals, a biopharmaceutical company focused on developing drugs for diabetes and other metabolic diseases, soared during the first half of the year when it was announced that the firm would be acquired by Bristol-Myers Squibb. Shares of Ardea Biosciences benefitted significantly during the first half of the year after Astra Zeneca announced it would acquire the company at a significant premium to the market price. Top contributors to absolute performance (i.e. total return) also included Gilead Sciences (Specialty Pharmaceuticals/Biotechnology).

Holdings of Elan (Specialty Pharmaceuticals/Biotechnology), Daiichi Sankyo (Major Pharmaceuticals) and Abiomed (Health Care Technology) detracted from benchmark-relative performance. Elan, an Ireland based biotechnology company which specializes in neuroscience, saw shares decline during the second half of the year after Alzheimer treatment Bapineuzumab failed to meet expectations during its second Phase III trial. Shares of Daiichi Sankyo, a major Japanese pharmaceutical company, fell during the period due to losses at the company’s Indian subsidiary, Ranbaxy Laboratories. Concern around the company’s pipeline given upcoming patent expirations also weighed on the stock price. Shares of Abiomed, a medical device technology company focused on cardiac treatment, declined significantly as a result of controversy regarding efficacy of and labeling for the company’s Impella ventricular support treatment. Vertex Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology) also detracted from absolute performance.

3

Hartford Healthcare HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

What is the outlook?

We continue to believe that there will be further Medicare and Medicaid cuts as the U.S. Congress will likely pass a comprehensive budget bill in either 2013 or 2014. While painful, this approach should result in more targeted, thoughtful changes than the 2% across the board cut to Medicare reimbursement currently dictated by sequestration policy adopted by the U.S. Congress. Consistent with our view to this point, we believe that the bar has been raised for companies seeking reimbursement for health care products and services in the U.S. and across the globe. Going forward, success will primarily accrue to those companies able to offer a demonstrable improvement over current standards of care, or alternatively, to those companies able to offer an equivalent level of care but at lower cost. This is one of the key tenets upon which we have structured our portfolio.

Diversification by Industry
as of December 31, 2012

Industry	Percentage of Net Assets
Biotechnology	24.3%
Drug Retail	4.0
Health Care Distributors	6.7
Health Care Equipment	18.8
Health Care Facilities	2.0
Health Care Technology	0.5
Life Sciences Tools and Services	3.2
Managed Health Care	11.2
Pharmaceuticals	28.7
Short-Term Investments	0.9
Other Assets and Liabilities	(0.3)
Total	100.0%

4

Hartford Healthcare HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4%
	Biotechnology - 24.3%
45	3SBio, Inc. ADR ●	$620
33	Acorda Therapeutics, Inc. ●	823
24	Actelion Ltd.	1,143
52	Algeta ASA ●	1,470
177	Alkermes plc ●	3,281
243	Anacor Pharmaceuticals, Inc. ●	1,262
146	Arena Pharmaceuticals, Inc. ●‡	1,314
88	Aveo Pharmaceuticals, Inc. ●	710
24	Biogen Idec, Inc. ●	3,573
38	Cubist Pharmaceuticals, Inc. ●	1,607
390	Elan Corp. plc ADR ●	3,978
478	Exelixis, Inc. ●	2,183
122	Gilead Sciences, Inc. ●	8,940
83	Immunogen, Inc. ●	1,059
68	Incyte Corp. ●	1,125
79	Ironwood Pharmaceuticals, Inc. ●	872
70	NPS Pharmaceuticals, Inc. ●	632
37	Onyx Pharmaceuticals, Inc. ●	2,813
21	Prothena Corp. plc ●	152
16	Puma Biotechnology, Inc. ●	306
30	Regeneron Pharmaceuticals, Inc. ●	5,183
171	Rigel Pharmaceuticals, Inc. ●	1,114
67	Seattle Genetics, Inc. ●	1,557
41	Vertex Pharmaceuticals, Inc. ●	1,699
		47,416
	Drug Retail - 4.0%
74	CVS Caremark Corp.	3,580
113	Walgreen Co.	4,165
		7,745
	Health Care Distributors - 6.7%
151	Cardinal Health, Inc.	6,211
71	McKesson Corp.	6,840
		13,051
	Health Care Equipment - 18.8%
165	ABIOMED, Inc. ●	2,226
646	Boston Scientific Corp. ●	3,699
80	Covidien plc	4,641
93	Globus Medical, Inc. ●	978
39	Heartware International, Inc. ●	3,304
65	Hologic, Inc. ●	1,294
128	Medtronic, Inc.	5,255
50	Orthofix International N.V. ●	1,978
138	St. Jude Medical, Inc.	4,970
53	Stryker Corp.	2,916
81	Tornier N.V. ●	1,357
98	Volcano Corp. ●	2,311
28	Zimmer Holdings, Inc.	1,849
		36,778
	Health Care Facilities - 2.0%
75	HCA Holdings, Inc.	2,268
132	NMC Health plc ●	423
99	Vanguard Health Systems, Inc. ●	1,215
		3,906
	Health Care Technology - 0.5%
99	Allscripts Healthcare Solutions, Inc. ●	929

	Life Sciences Tools and Services - 3.2%
47	Agilent Technologies, Inc.	1,932
41	Covance, Inc. ●	2,393
52	MorphoSys AG ●	2,031
		6,356
	Managed Health Care - 11.2%
122	Aetna, Inc.	5,641
98	CIGNA Corp.	5,215
183	Qualicorp S.A. ●	1,890
161	UnitedHealth Group, Inc.	8,758
7	Wellcare Health Plans, Inc. ●	346
		21,850
	Pharmaceuticals - 28.7%
10	Alk-Abello A/S	660
58	Almirall S.A.	577
40	Astellas Pharma, Inc.	1,796
35	AstraZeneca plc ADR	1,650
45	Auxilium Pharmaceuticals, Inc. ●	828
128	Bristol-Myers Squibb Co.	4,156
78	Cadence Pharmaceuticals, Inc. ●	375
140	Daiichi Sankyo Co., Ltd.	2,146
43	Dr. Reddy's Laboratories Ltd. ADR	1,418
63	Eisai Co., Ltd.	2,633
105	Eli Lilly & Co.	5,158
124	Forest Laboratories, Inc. ●	4,365
24	H. Lundbeck A/S ☼	348
44	Johnson & Johnson	3,117
108	Medicines Co. ●	2,596
119	Merck & Co., Inc.	4,886
82	Mylan, Inc. ●	2,258
9	Ono Pharmaceutical Co., Ltd.	470
78	Optimer Pharmaceuticals, Inc. ●	703
11	Salix Pharmaceuticals Ltd. ●	428
239	Shionogi & Co., Ltd.	3,984
26	Simcere Pharmaceutical Group ADR ●	207
139	Teva Pharmaceutical Industries Ltd. ADR	5,186
46	UCB S.A.	2,615
32	Watson Pharmaceuticals, Inc. ●	2,724
91	Xenoport, Inc. ●	707
		55,991
	Total common stocks
	(cost $170,555)	$194,022

	Total long-term investments
	(cost $170,555)	$194,022

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $38, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $39)
$38	0.19%, 12/31/2012	$38
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $272, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $277)
272	0.23%, 12/31/2012	272

The accompanying notes are an integral part of these financial statements.

5

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.9% - (continued)
	Repurchase Agreements - 0.9% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $85, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $87)
$85	0.20%, 12/31/2012		$85
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $535, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $546)
535	0.17%, 12/31/2012		535
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $11, collateralized by FNMA 3.00%, 2032, value of $11)
11	0.25%, 12/31/2012		11
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $377, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $384)
377	0.20%, 12/31/2012		377
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $330, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $336)
330	0.21%, 12/31/2012		330
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $6, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $7)
6	0.17%, 12/31/2012		6
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $23, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $23)
23	0.25%, 12/31/2012		23
			1,677
	Total short-term investments
	(cost $1,677)		$1,677

	Total investments
	(cost $172,232) ▲	100.3%	$195,699
	Other assets and liabilities	(0.3)%	(592)
	Total net assets	100.0%	$195,107

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $173,401 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,322
Unrealized Depreciation	(9,024)
Net Unrealized Appreciation	$22,298

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $119 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
DKK	Buy	01/02/2013	CBK	$94	$94	$–
DKK	Buy	01/03/2013	UBS	25	25	–
JPY	Sell	02/01/2013	DEUT	6,127	5,522	605
						$605

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
DKK	Denmark Krone
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Healthcare HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$194,022	$174,734	$19,288	$–
Short-Term Investments	1,677	–	1,677	–
Total	$195,699	$174,734	$20,965	$–
Foreign Currency Contracts *	605	–	605	–
Total	$605	$–	$605	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2012, investments valued at $572 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford Healthcare HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $172,232)	$195,699
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	605
Receivables:
Investment securities sold	46
Fund shares sold	420
Dividends and interest	188
Total assets	196,959
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	999
Fund shares redeemed	806
Investment management fees	32
Distribution fees	2
Accrued expenses	13
Total liabilities	1,852
Net assets	$195,107
Summary of Net Assets:
Capital stock and paid-in-capital	$155,185
Undistributed net investment income	1,173
Accumulated net realized gain	14,677
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	24,072
Net assets	$195,107
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$18.11
Shares outstanding	8,273
Net assets	$149,801
Class IB: Net asset value per share	$17.71
Shares outstanding	2,558
Net assets	$45,306

The accompanying notes are an integral part of these financial statements.

9

Hartford Healthcare HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,296
Interest	3
Less: Foreign tax withheld	(86)
Total investment income, net	3,213

Expenses:
Investment management fees	1,722
Transfer agent fees	5
Distribution fees - Class IB	127
Custodian fees	9
Accounting services fees	20
Board of Directors' fees	5
Audit fees	11
Other expenses	59
Total expenses (before fees paid indirectly)	1,958
Commission recapture	(9)
Total fees paid indirectly	(9)
Total expenses, net	1,949
Net Investment Income	1,264

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	23,000
Net realized gain on foreign currency contracts	65
Net realized gain on other foreign currency transactions	19
Net Realized Gain on Investments and Foreign Currency Transactions	23,084

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,253
Net unrealized appreciation of foreign currency contracts	621
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,872
Net Gain on Investments and Foreign Currency Transactions	35,956
Net Increase in Net Assets Resulting from Operations	$37,220

The accompanying notes are an integral part of these financial statements.

10

Hartford Healthcare HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$1,264	$516
Net realized gain on investments and foreign currency transactions	23,084	20,256
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	12,872	(5,636)
Net Increase in Net Assets Resulting from Operations	37,220	15,136
Distributions to Shareholders:
From net investment income
Class IA	(586)	(68)
Class IB	(64)	—
Total distributions	(650)	(68)
Capital Share Transactions:
Class IA
Sold	27,494	30,285
Issued on reinvestment of distributions	586	68
Redeemed	(42,507)	(41,445)
Total capital share transactions	(14,427)	(11,092)
Class IB
Sold	7,528	11,253
Issued on reinvestment of distributions	64	—
Redeemed	(20,649)	(21,415)
Total capital share transactions	(13,057)	(10,162)
Net decrease from capital share transactions	(27,484)	(21,254)
Net Increase (Decrease) in Net Assets	9,086	(6,186)
Net Assets:
Beginning of period	186,021	192,207
End of period	$195,107	$186,021
Undistributed (distribution in excess of)
net investment income	$1,173	$578
Shares:
Class IA
Sold	1,592	1,950
Issued on reinvestment of distributions	34	5
Redeemed	(2,450)	(2,753)
Total share activity	(824)	(798)
Class IB
Sold	452	747
Issued on reinvestment of distributions	4	—
Redeemed	(1,218)	(1,449)
Total share activity	(762)	(702)

The accompanying notes are an integral part of these financial statements.

11

Hartford Healthcare HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Healthcare HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

12

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

13

Hartford Healthcare HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

14

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

15

Hartford Healthcare HLS Fund

Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$605	$—	$—	$—	$—	$605
Total	$—	$605	$—	$—	$—	$—	$605

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$65	$—	$—	$—	$—	$65
Total	$—	$65	$—	$—	$—	$—	$65

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$621	$—	$—	$—	$—	$621
Total	$—	$621	$—	$—	$—	$—	$621

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

Hartford Healthcare HLS Fund

Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$650	$68

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,194
Undistributed Long-Term Capital Gain	16,430
Unrealized Appreciation*	22,298
Total Accumulated Earnings	$39,922

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(19)
Accumulated Net Realized Gain (Loss)	19

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the Fund utilized $6,976 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such

19

Hartford Healthcare HLS Fund

Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.90%
Class IB	1.15

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	22.70%	22.39%

20

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$91,382
Sales Proceeds Excluding U.S. Government Obligations	118,479

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

Hartford Healthcare HLS Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$–	$–	$(0.07)	$18.11
IB	14.74	0.09	2.90	2.99	(0.02)	–	–	(0.02)	17.71

For the Year Ended December 31, 2011
IA	13.89	0.06	1.13	1.19	(0.01)	–	–	(0.01)	15.07
IB	13.61	0.02	1.11	1.13	–	–	–	–	14.74

For the Year Ended December 31, 2010
IA	12.99	0.08	0.84	0.92	(0.02)	–	–	(0.02)	13.89
IB	12.74	0.04	0.83	0.87	–	–	–	–	13.61

For the Year Ended December 31, 2009
IA	10.66	0.07	2.35	2.42	(0.07)	(0.02)	–	(0.09)	12.99
IB	10.46	0.03	2.31	2.34	(0.04)	(0.02)	–	(0.06)	12.74

For the Year Ended December 31, 2008
IA	15.39	0.06	(3.99)	(3.93)	(0.06)	(0.74)	–	(0.80)	10.66
IB	15.11	0.02	(3.91)	(3.89)	(0.02)	(0.74)	–	(0.76)	10.46

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

– Ratios and Supplemental Data –

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

20.62%		$149,801	0.91%	0.91%	0.69%	46%
20.32		45,306	1.16	1.16	0.43	–

8.54		137,088	0.91	0.91	0.33	45
8.27		48,933	1.16	1.16	0.08	–

7.10		137,454	0.90	0.90	0.55	32
6.84		54,753	1.15	1.15	0.30	–

22.72	(E)	154,216	0.91	0.91	0.51	73
22.41	(E)	63,065	1.16	1.16	0.26	–

(25.56)		179,087	0.88	0.88	0.42	57
(25.75)		62,080	1.13	1.13	0.17	–

23

Report of Independent Registered Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

 We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Healthcare HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Healthcare HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

24

Hartford Healthcare HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford Healthcare HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

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Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hartford Healthcare HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,003.54	$4.55	$1,000.00	$1,020.60	$4.59	0.90%	184	366
Class IB	$1,000.00	$1,003.41	$5.80	$1,000.00	$1,019.34	$5.85	1.15%	184	366

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Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Healthcare HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

30

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed

31

Hartford Healthcare HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain

32

factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Healthcare HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

34

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-HC12 2-13 113543 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford High Yield HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford High Yield HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford High Yield HLS Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
High Yield IA	14.31%	9.35%	9.21%
High Yield IB	14.03%	9.08%	8.94%
Barclays U.S. Corporate High-Yield Index	15.81%	10.34%	10.62%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Corporate High-Yield Index (formerly known as Barclays Capital U.S. Corporate High-Yield Index) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.74% and 0.99%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.74% and 0.99%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford High Yield HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA shares of the Hartford High Yield HLS Fund returned 14.31% for the twelve-month period ended December 31, 2012, underperforming its benchmark, the Barclays U.S. Corporate High- Yield Index, which returned 15.81% for the same period. The Fund outperformed the 14.09% return of the average fund in the Lipper VP-UF High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Risk assets performed well in 2012 owing to aggressive central bank actions, modest economic growth in the U.S., and reduced tail risks in Europe. In particular, the European Central Bank (ECB)’s rate cut and announced outright monetary transactions (OMT) helped calm investor fears over a potentially large, negative outcome in the European debt crisis. An agreement by eurozone finance ministers on a bailout deal for Greece, which signaled their commitment to ensure Greece remains in the eurozone, further fanned market optimism.

The year was also marked by important political events in the U.S. including the elections in November and the fiscal cliff negotiations, which kept markets on edge particularly in December, as it threatened to push the economy back into recession. On January 1, 2013, the House of Representatives passed legislation averting tax increases for most U.S. taxpayers while delaying spending cuts.

The U.S. Federal Reserve (Fed) remained extremely accommodative throughout the year given the fragile state of the global economic recovery. The Fed announced plans to purchase additional mortgage-backed securities through a third round of quantitative easing (QE3) and Treasury securities, significantly expanding the size of its balance sheet. Additionally, the Fed adopted inflation and unemployment-rate thresholds in place of its mid-2015 forward rate guidance, noting that it would keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near the Fed’s 2% target.

U.S. economic releases generally showed modest improvement throughout the period, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain (excluding short-term blips caused by homebuyer tax credits) since late 2006, aided by increased home sales and reduced inventory. Meanwhile, the unemployment rate declined by 0.70 percentage points to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed over the year, service sector growth picked up some, and consumer confidence edged up amid a healing jobs market.

Treasury yields were mixed over the period as the 30-year yield rose 6 basis points, while 5-year and 10-year yields fell 11 and 12 basis points, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration-adjusted basis.

The Fund underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index, during the period due to a combination of sector allocation and security selection decisions.

Industry Allocation

In aggregate industry allocation detracted from benchmark relative results. Overweight allocations to the Media Cable and Technology sectors detracted from relative returns. We remain constructive on both sectors due to the Media Cable sector’s strong free cash flow generation as well as the continued need for data storage and processing in the Technology sector. Conversely, underweight allocations to the Energy and Metals sectors contributed positively to relative performance during the period. In general, we are not constructive on the Energy sector as these companies tend to have large capital expenditure budgets and be free cash flow negative. With depressed natural gas prices, many energy companies are in the process of switching operations to start drilling for oil, which gives us caution from a credit standpoint.

Security Selection

In aggregate security selection detracted from benchmark relative results. Among issuers within the Automotive sector, exposure to out of benchmark General Motors Corp and an overweight (i.e. the Fund’s position was greater than the benchmark position) to TRW Automotive hurt relative performance. Among issuers in the Wireless sector, our underweight position in Sprint and Clearwire Communications detracted from relative returns. Additionally, an allocation to high yield credit default swaps indices, which are used to manage overall portfolio risk and enhance return, also detracted from relative returns over the period. Within the Energy sector, an overweight to Everest Acquisition and exposure to out of benchmark First Reserve Corp represented the primary contributors to relative results. Overweight positions in Lloyds TSB Bank and Ally Financial benefitted relative performance in the Financial Services sector.

Quality Attribution

Lower quality bonds (CCC and Below) slightly outperformed their higher rated counterparts (BB and B) during the period. The Fund’s underweight to lower quality B rated and CCC rated bonds detracted modestly from relative results. Security selection within BB rated bonds also hurt relative performance. A modest cash position detracted from relative performance in an upward trending market.

3

Hartford High Yield HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

What is the outlook?

High yield bonds are still attractive in our view, given strong fundamentals, attractive yield advantage, and supportive technical backdrop. The trailing 12-month par-weighted default rate declined to 1.14% in December 2012, the lowest since October 2011, and well below the 25-year average of 4.20%. Issuers have meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis, and proceeds from new issuance have been used mainly to refinance existing debt, which should help mitigate default risk over the next few years. The sector’s average yield of 6.13% compares favorably to other fixed income sectors. However, with many issues trading above par, capital appreciation is likely to be limited because of the callable nature of high yield debt.

In aggregate, we recognize the risks of a severe macro economic backdrop, however, with average spreads currently in the 54th percentile (only 46% of months since 1994 have U.S. high yield valuations been cheaper), high yield still offers an attractive entry point for investors with a longer-time horizon. Over the course of 2013, we expect to see continued demand for high yield from investors seeking yield and from crossover investors looking to high yield as an equity-substitute.

Against this backdrop, the Fund ended the period underweight bonds rated B relative to the benchmark. From a sector perspective, we ended the quarter most overweight in Media Cable and Technology and most underweight in Energy and Metal/Mining companies relative to the benchmark. The Fund ended the period with a neutral duration posture relative the benchmark.

Distribution by Credit Quality

as of December 31, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	1.0%
Ba / BB	30.2
B	43.9
Caa / CCC or Lower	17.1
Unrated	3.4
Non-Debt Securities and Other Short-Term Instruments	1.7
Other Assets & Liabilities	2.7
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of December 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	2.5%
Administrative Waste Management and Remediation	1.7
Arts, Entertainment and Recreation	7.2
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	2.8
Computer and Electronic Product Manufacturing	2.6
Construction	3.4
Fabricated Metal Product Manufacturing	0.8
Finance and Insurance	11.9
Food Services	0.6
Furniture and Related Product Manufacturing	0.1
Health Care and Social Assistance	8.1
Information	18.0
Machinery Manufacturing	1.2
Mining	3.6
Miscellaneous Manufacturing	2.0
Motor Vehicle and Parts Manufacturing	1.3
Nonmetallic Mineral Product Manufacturing	0.6
Other Services	1.4
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	5.6
Pipeline Transportation	2.4
Plastics and Rubber Products Manufacturing	0.7
Primary Metal Manufacturing	0.4
Professional, Scientific and Technical Services	1.2
Real Estate and Rental and Leasing	4.3
Retail Trade	4.7
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Transportation Equipment Manufacturing	0.3
Utilities	3.2
Water Transportation	0.6
Wholesale Trade	1.0
Total	95.6%
Equity Securities
Diversified Financials	1.4
Energy	0.2
Software and Services	0.0
Total	1.6%
Short-Term Investments	0.1
Other Assets and Liabilities	2.7
Total	100.0%

4

Hartford High Yield HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Finance and Insurance - 0.0%
		Soundview NIM Trust
	$2,490	0.00%, 12/25/2036 ■●	$—

		Total asset & commercial mortgage backed securities
		(cost $2,479)	$—

CORPORATE BONDS - 92.3%
		Accommodation and Food Services - 2.5%
		Caesars Operating Escrow
	$3,505	9.00%, 02/15/2020 ■	$3,505
		Ceasers Entertainment Operating Co., Inc.
	4,180	8.50%, 02/15/2020	4,149
		Choice Hotels International, Inc.
	306	5.70%, 08/28/2020	332
	2,295	5.75%, 07/01/2022	2,542
		Starwood Hotels & Resorts, Inc.
	3,905	7.15%, 12/01/2019	4,828
		Wynn Las Vegas LLC
	825	5.38%, 03/15/2022	876
			16,232
		Administrative Waste Management and Remediation - 1.7%
		Carlson Wagonlit B.V.
	1,675	6.88%, 06/15/2019 ■	1,767
		Clean Harbors, Inc.
	1,071	5.25%, 08/01/2020	1,117
		Equinix, Inc.
	2,050	7.00%, 07/15/2021	2,275
		Iron Mountain, Inc.
	1,350	5.75%, 08/15/2024	1,367
	3,816	7.75%, 10/01/2019	4,303
			10,829
		Arts, Entertainment and Recreation - 7.2%
		AMC Entertainment, Inc.
	1,814	8.75%, 06/01/2019	2,009
	4,944	9.75%, 12/01/2020	5,710
		CCO Holdings LLC
	4,021	5.25%, 09/30/2022	4,071
	3,600	7.25%, 10/30/2017	3,924
	4,972	7.38%, 06/01/2020	5,519
		Chester Downs & Marina LLC
	1,040	9.25%, 02/01/2020 ■	1,022
		Cinemark USA, Inc.
	430	5.13%, 12/15/2022 ■	436
		Emdeon, Inc.
	1,640	11.00%, 12/31/2019	1,894
		Fidelity National Information Services, Inc.
	2,505	5.00%, 03/15/2022	2,687
		Gray Television, Inc.
	2,621	7.50%, 10/01/2020 ■	2,680
		Great Canadian Gaming Co.
CAD	1,361	6.63%, 07/25/2022 ■	1,420
		Greektown Superholdings, Inc.
	1,650	13.00%, 07/01/2015	1,761
		Isle of Capri Casinos, Inc.
	2,690	8.88%, 06/15/2020	2,932
		NAI Entertainment Holdings LLC
	1,345	8.25%, 12/15/2017 ■	1,481
		NCR Corp.
	2,020	4.63%, 02/15/2021 ■	2,020
		Regal Entertainment Group
	3,455	9.13%, 08/15/2018	3,852
		Sirius XM Radio, Inc.
	1,021	5.25%, 08/15/2022 ■	1,031
		Univision Communications, Inc.
	2,695	6.75%, 09/15/2022 ■	2,783
			47,232
		Beverage and Tobacco Product Manufacturing - 0.7%
		Constellation Brands, Inc.
	3,965	6.00%, 05/01/2022	4,540

		Chemical Manufacturing - 2.8%
		Ferro Corp.
	3,873	7.88%, 08/15/2018	3,495
		Hexion Specialty Chemicals
	3,055	8.88%, 02/01/2018	3,139
		Hexion U.S. Finance Corp.
	1,245	6.63%, 04/15/2020	1,266
		Ineos Group Holdings plc
	5,630	8.50%, 02/15/2016 ■	5,602
		LyondellBasell Industries N.V.
	1,715	6.00%, 11/15/2021	2,011
		Momentive Performance Materials, Inc.
	2,045	9.00%, 01/15/2021	1,493
		MPM Escrow LLC/MPM Finance Corp.
	1,580	8.88%, 10/15/2020 ■	1,596
			18,602
		Computer and Electronic Product Manufacturing - 2.6%
		CDW Escrow Corp.
	6,355	8.50%, 04/01/2019	6,879
		CDW LLC/CDW Finance
	2,775	8.00%, 12/15/2018	3,070
		Freescale Semiconductor, Inc.
	3,791	8.05%, 02/01/2020	3,772
	1,645	9.25%, 04/15/2018 ■	1,797
		Sorenson Communications, Inc.
	2,000	10.50%, 02/01/2015 ■	1,650
			17,168
		Construction - 3.4%
		D.R. Horton, Inc.
	2,520	6.50%, 04/15/2016	2,797
		K Hovnanian Enterprises, Inc.
	1,775	9.13%, 11/15/2020 ■	1,882
		KB Home
	2,206	7.50%, 09/15/2022	2,405
	3,750	8.00%, 03/15/2020	4,256
		Lennar Corp.
	6,475	4.75%, 12/15/2017 - 11/15/2022 ■	6,638
		Pulte Homes, Inc.
	615	6.38%, 05/15/2033	613
	2,446	7.88%, 06/15/2032	2,660
		Ryland Group, Inc.
	910	5.38%, 10/01/2022	932
			22,183

The accompanying notes are an integral part of these financial statements.

5

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 92.3% - (continued)
	Fabricated Metal Product Manufacturing - 0.8%
	BWAY Holding Co.
$2,162	10.00%, 06/15/2018	$2,400
	Masco Corp.
1,135	5.95%, 03/15/2022	1,258
320	7.13%, 03/15/2020	372
	Ply Gem Industries, Inc.
1,155	9.38%, 04/15/2017 ■	1,230
		5,260
	Finance and Insurance - 10.8%
	Ally Financial, Inc.
5,766	5.50%, 02/15/2017	6,168
1,930	7.50%, 09/15/2020	2,330
	CIT Group, Inc.
3,011	5.25%, 03/15/2018	3,222
3,320	6.63%, 04/01/2018 ■	3,752
	Community Choice Financial, Inc.
3,810	10.75%, 05/01/2019	3,667
	Credit Acceptance Corp.
390	9.13%, 02/01/2017	426
	Felcor Lodging L.P.
1,450	5.63%, 03/01/2023 ■	1,443
	Fibria Overseas Finance Ltd.
3,535	7.50%, 05/04/2020 ■	3,924
	Ineos Finance plc
1,220	7.50%, 05/01/2020 ■	1,278
715	8.38%, 02/15/2019 ■	770
4,085	9.00%, 05/15/2015 ■	4,340
	Ladder Capital Finance Holdings LLC
2,430	7.38%, 10/01/2017 ■	2,497
	Lloyds Banking Group plc
6,180	7.88%, 11/01/2020 ■	6,648
	Nuveen Investments, Inc.
1,020	9.13%, 10/15/2017 ■	1,002
2,446	9.50%, 10/15/2020 ■	2,434
	Provident Funding Associates L.P.
5,422	10.25%, 04/15/2017 ■	5,978
	Royal Bank of Scotland Group plc
5,075	6.13%, 12/15/2022	5,357
	SLM Corp.
2,515	6.25%, 01/25/2016	2,735
1,960	7.25%, 01/25/2022	2,161
2,335	8.45%, 06/15/2018	2,732
	TitleMax, Inc.
5,155	13.25%, 07/15/2015	5,722
	UBS AG Stamford CT
1,665	7.63%, 08/17/2022	1,839
		70,425
	Food Services - 0.6%
	ARAMARK Holdings Corp.
3,615	8.63%, 05/01/2016 ■Þ	3,701

	Furniture and Related Product Manufacturing - 0.1%
	Tempur-Pedic International, Inc.
375	6.88%, 12/15/2020 ■	386

	Health Care and Social Assistance - 8.0%
	Alere, Inc.
2,850	9.00%, 05/15/2016	3,007
	American Renal Holdings, Inc.
3,490	8.38%, 05/15/2018	3,673
	Biomet, Inc.
2,710	6.50%, 08/01/2020 - 10/01/2020 ■	2,791
	Community Health Systems, Inc.
1,681	5.13%, 08/15/2018	1,752
2,935	7.13%, 07/15/2020	3,133
	DaVita, Inc.
2,645	6.63%, 11/01/2020	2,876
	Fresenius Medical Care US Finance II, Inc.
2,875	5.88%, 01/31/2022 ■	3,119
	HCA Holdings, Inc.
1,835	6.25%, 02/15/2021	1,881
	HCA, Inc.
4,260	7.25%, 09/15/2020	4,718
9,184	7.50%, 11/15/2095	7,921
2,531	8.50%, 04/15/2019	2,822
	Health Management Associates, Inc.
2,070	7.38%, 01/15/2020	2,236
	HealthSouth Corp.
3,149	7.25%, 10/01/2018	3,417
	Hologic, Inc.
455	6.25%, 08/01/2020 ■	490
	Radiation Therapy Services, Inc.
4,360	8.88%, 01/15/2017	4,273
3,700	9.88%, 04/15/2017	2,609
	Savient Pharmaceuticals, Inc.
3,885	4.75%, 02/01/2018 ۞	687
	Valeant Pharmaceuticals International, Inc.
865	6.75%, 08/15/2021 ■	928
		52,333
	Information - 18.0%
	Altice Financing S.A.
1,500	7.88%, 12/15/2019 ■	1,586
	Altice Finco S.A.
1,080	9.88%, 12/15/2020 ■	1,164
	Audatex North America, Inc.
3,150	6.75%, 06/15/2018 ■	3,371
	Cricket Communications, Inc.
3,810	7.75%, 10/15/2020	3,886
	DISH DBS Corp.
2,170	5.00%, 03/15/2023 ■	2,170
3,725	5.88%, 07/15/2022	4,004
4,886	7.88%, 09/01/2019	5,790
	First Data Corp.
1,800	6.75%, 11/01/2020 ■	1,818
5,425	7.38%, 06/15/2019 ■	5,615
2,265	8.25%, 01/15/2021 ■	2,265
1,564	10.55%, 09/24/2015 Þ	1,602
	GCI, Inc.
1,465	6.75%, 06/01/2021	1,436
	Harron Communications L.P.
2,830	9.13%, 04/01/2020 ■	3,099
	Inmarsat Finance plc
860	7.38%, 12/01/2017 ■	924
	Intelsat Bermuda Ltd.
9,882	11.50%, 02/04/2017 Þ	10,499
	Intelsat Jackson Holdings S.A.
5,920	8.50%, 11/01/2019	6,630
	InterActiveCorp
1,180	4.75%, 12/15/2022 ■	1,174

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 92.3% - (continued)
	Information - 18.0% - (continued)
	Lawson Software
$1,890	9.38%, 04/01/2019	$2,122
	Level 3 Communications, Inc.
590	8.88%, 06/01/2019 ■	628
	Level 3 Escrow, Inc.
750	8.13%, 07/01/2019	818
	Level 3 Financing, Inc.
1,550	7.00%, 06/01/2020 ■	1,620
6,401	10.00%, 02/01/2018	7,137
	Mediacom LLC
3,470	9.13%, 08/15/2019	3,843
	MetroPCS Wireless, Inc.
2,225	6.63%, 11/15/2020	2,364
4,710	7.88%, 09/01/2018	5,099
	Nara Cable Funding Ltd.
3,615	8.88%, 12/01/2018 ■	3,678
	NII Capital Corp.
1,255	7.63%, 04/01/2021	951
	Paetec Holding Corp.
2,127	9.88%, 12/01/2018	2,435
	SBA Communications Corp.
1,020	5.63%, 10/01/2019 ■	1,071
	SBA Telecommunications, Inc.
990	5.75%, 07/15/2020 ■	1,052
	Sprint Nextel Corp.
507	7.00%, 03/01/2020 ■	589
3,092	9.00%, 11/15/2018 ■	3,819
	Syniverse Holdings, Inc.
3,470	9.13%, 01/15/2019	3,704
	Unitymedia Hessen GmbH & Co.
2,555	5.50%, 01/15/2023 ■	2,638
2,496	7.50%, 03/15/2019 ■	2,746
	UPCB Finance III Ltd.
2,868	6.63%, 07/01/2020 ■	3,072
	UPCB Finance VI Ltd.
1,845	6.88%, 01/15/2022 ■	1,997
	Videotron Ltee
2,430	9.13%, 04/15/2018	2,588
	Wind Acquisition Finance S.A.
1,915	7.25%, 02/15/2018 ■	1,925
	Windstream Corp.
3,400	7.50%, 04/01/2023	3,578
	Zayo Group LLC
660	8.13%, 01/01/2020	734
480	10.13%, 07/01/2020	546
		117,787
	Machinery Manufacturing - 1.2%
	Case New Holland, Inc.
6,921	7.88%, 12/01/2017	8,184

	Mining - 3.0%
	American Rock Salt Co. LLC
1,171	8.25%, 05/01/2018 ■	1,060
	FMG Resources Pty Ltd.
3,500	6.00%, 04/01/2017 ■	3,570
6,887	7.00%, 11/01/2015 ■	7,232
1,434	8.25%, 11/01/2019 ■	1,527
	Peabody Energy Corp.
4,020	6.00%, 11/15/2018	4,271
1,572	6.50%, 09/15/2020	1,686
		19,346
	Miscellaneous Manufacturing - 2.0%
	BE Aerospace, Inc.
4,041	5.25%, 04/01/2022	4,284
	Reynolds Group Issuer, Inc.
1,995	7.88%, 08/15/2019	2,219
	TransDigm Group, Inc.
551	5.50%, 10/15/2020 ■	573
5,140	7.75%, 12/15/2018	5,686
		12,762
	Motor Vehicle and Parts Manufacturing - 1.3%
	American Axle & Manufacturing Holdings, Inc.
1,870	6.63%, 10/15/2022	1,898
	Tenneco, Inc.
3,500	7.75%, 08/15/2018	3,798
	TRW Automotive, Inc.
1,721	7.25%, 03/15/2017 ■	1,981
550	8.88%, 12/01/2017 ■	605
		8,282
	Nonmetallic Mineral Product Manufacturing - 0.6%
	Ardagh Packaging Finance plc
480	7.38%, 10/15/2017 ■	522
511	9.13%, 10/15/2020 ■	557
	Silgan Holdings, Inc.
2,910	5.00%, 04/01/2020	3,019
		4,098
	Other Services - 1.4%
	Service Corp. International
7,975	7.63%, 10/01/2018	9,490

	Paper Manufacturing - 0.2%
	Boise Cascade LLC
920	6.38%, 11/01/2020 ■	948
	P.H. Glatfelter Co.
530	5.38%, 10/15/2020 ■	543
		1,491
	Petroleum and Coal Products Manufacturing - 5.6%
	Antero Resources Finance Corp.
2,700	6.00%, 12/01/2020 ■	2,734
3,605	7.25%, 08/01/2019	3,929
	Continental Resources, Inc.
2,655	5.00%, 09/15/2022	2,861
	Endeavour International Corp.
3,048	12.00%, 03/01/2018 ■	3,185
	EPE Holding/EP Energy Bond
1,385	8.13%, 12/15/2017 ■	1,373
	Everest Acquisition LLC
570	6.88%, 05/01/2019	618
5,467	9.38%, 05/01/2020	6,164
	Ferrellgas Partners L.P.
891	6.50%, 05/01/2021	882
	Harvest Operations Corp.
1,315	6.88%, 10/01/2017	1,460
	MEG Energy Corp.
1,716	6.38%, 01/30/2023 ■	1,789

The accompanying notes are an integral part of these financial statements.

7

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 92.3% - (continued)
	Petroleum and Coal Products Manufacturing - 5.6% - (continued)
	Newfield Exploration Co.
$2,176	5.75%, 01/30/2022	$2,393
	Plains Exploration & Production Co.
675	6.75%, 02/01/2022	758
	Rosetta Resources, Inc.
3,468	9.50%, 04/15/2018	3,849
	Seadrill Ltd.
2,585	5.63%, 09/15/2017 ■	2,566
	Shelf Drilling Holdings Ltd.
1,750	8.63%, 11/01/2018 ■	1,794
		36,355
	Pipeline Transportation - 2.4%
	El Paso Corp.
955	7.75%, 01/15/2032	1,122
3,260	7.80%, 08/01/2031	3,801
	Energy Transfer Equity L.P.
2,588	7.50%, 10/15/2020	2,989
	Kinder Morgan Finance Co.
2,850	6.00%, 01/15/2018 ■	3,132
	MarkWest Energy Partners L.P.
1,160	5.50%, 02/15/2023	1,259
1,024	6.25%, 06/15/2022	1,116
	NGPL Pipeco LLC
2,075	7.12%, 12/15/2017 ■	2,262
		15,681
	Plastics and Rubber Products Manufacturing - 0.7%
	Continental Rubber of America Corp.
3,180	4.50%, 09/15/2019 ■	3,254
	Nortek, Inc.
1,135	8.50%, 04/15/2021 ■	1,257
		4,511
	Primary Metal Manufacturing - 0.4%
	Novelis, Inc.
2,513	8.75%, 12/15/2020	2,802

	Professional, Scientific and Technical Services - 1.2%
	Lamar Media Corp.
1,465	7.88%, 04/15/2018	1,619
	SunGard Data Systems, Inc.
490	6.63%, 11/01/2019 ■	501
3,685	7.38%, 11/15/2018	3,947
1,520	7.63%, 11/15/2020	1,661
		7,728
	Real Estate and Rental and Leasing - 4.3%
	Air Lease Corp.
4,215	5.63%, 04/01/2017	4,468
	Ashtead Capital, Inc.
455	6.50%, 07/15/2022 ■	494
	HDTFS, Inc.
1,075	5.88%, 10/15/2020 ■	1,123
695	6.25%, 10/15/2022 ■	740
	International Lease Finance Corp.
10,126	5.88%, 04/01/2019 - 08/15/2022	10,676
1,720	6.25%, 05/15/2019	1,832
3,335	8.88%, 09/01/2017	3,919
	United Rental Financing Escrow Corp.
292	5.75%, 07/15/2018 ■	315
531	7.38%, 05/15/2020 ■	583
529	7.63%, 04/15/2022 ■	591
	UR Merger Sub Corp.
2,823	8.38%, 09/15/2020	3,126
		27,867
	Retail Trade - 3.9%
	99 Cents Only Stores
3,545	11.00%, 12/15/2019	4,041
	AmeriGas Partners L.P.
3,336	6.25%, 08/20/2019	3,570
	Building Materials Corp.
2,948	7.50%, 03/15/2020 ■	3,243
	GRD Holding III Corp.
2,860	10.75%, 06/01/2019 ■	2,867
	J.C. Penney Co., Inc.
225	6.38%, 10/15/2036	169
400	7.13%, 11/15/2023	345
1,290	7.40%, 04/01/2037	1,077
210	7.95%, 04/01/2017	202
	Michaels Stores, Inc.
5,245	7.75%, 11/01/2018	5,756
	PC Merger Sub, Inc.
1,080	8.88%, 08/01/2020 ■	1,158
	Sally Holdings LLC
1,425	5.75%, 06/01/2022	1,546
1,395	6.88%, 11/15/2019	1,542
		25,516
	Soap, Cleaning Compound and Toilet Manufacturing - 0.5%
	Revlon Consumer Products Corp.
3,430	9.75%, 11/15/2015	3,610

	Transportation Equipment Manufacturing - 0.3%
	Huntington Ingalls Industries, Inc.
1,785	7.13%, 03/15/2021	1,941

	Utilities - 2.5%
	AES (The) Corp.
3,230	8.00%, 10/15/2017 ╦	3,731
2,409	9.75%, 04/15/2016	2,879
	Ainsworth Lumber Ltd.
1,195	7.50%, 12/15/2017 ■	1,252
	Calpine Corp.
3,078	7.88%, 01/15/2023 ■	3,478
	Dolphin Subsidiary II, Inc.
2,615	7.25%, 10/15/2021	2,798
	Texas Competitive Electric Co.
2,765	11.50%, 10/01/2020 ■	2,163
		16,301
	Water Transportation - 0.6%
	ACL I Corp.
3,851	10.63%, 02/15/2016 Þ	3,735

	Wholesale Trade - 1.0%
	HD Supply, Inc.
2,395	8.13%, 04/15/2019 ■	2,730
	J.M. Huber Corp.
3,415	9.88%, 11/01/2019 ■	3,791
		6,521
	Total corporate bonds
	(cost $574,325)	$602,899

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.3%
	Finance and Insurance - 1.1%
	Asurion Corp., 2nd Lien Term Loan
$1,057	9.00%, 05/24/2019	$1,087
	Asurion LLC
2,356	5.50%, 05/24/2018	2,378
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
3,444	4.21%, 11/29/2013	3,392
		6,857
	Health Care and Social Assistance - 0.1%
	Hologic, Inc.
908	4.50%, 08/01/2019	918

	Mining - 0.6%
	Arch Coal, Inc.
3,817	5.75%, 05/16/2018	3,851

	Retail Trade - 0.8%
	EB Sports Corp.
5,436	11.50%, 12/31/2015 Þ	5,409

	Utilities - 0.7%
	Texas Competitive Electric Holdings Co. LLC
7,000	4.75%, 10/10/2017	4,650

	Total senior floating rate interests
	(cost $21,084)	$21,685

COMMON STOCKS - 0.2%
	Energy - 0.2%
206,275	KCA Deutag ⌂●†	$999

	Software and Services - 0.0%
38	Stratus Technologies, Inc. ⌂●†	74

	Total common stocks
	(cost $2,796)	$1,073

PREFERRED STOCKS - 1.4%
	Diversified Financials - 1.4%
124	Citigroup Capital XIII	$3,471
200	GMAC Capital Trust I ۞	5,330
		8,801
	Software and Services - 0.0%
9	Stratus Technologies, Inc. ⌂†	149

	Total preferred stocks
	(cost $7,943)	$8,950

	Total long-term investments (cost $608,627)	$634,607

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $21, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $21)
21	0.19%, 12/31/2012	21
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $146, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA
0.76% - 6.11%, 2016 - 2042, GNMA
	3.50%, 2042, value of $149)
146	0.23%, 12/31/2012	146
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $46, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $47)
46	0.20%, 12/31/2012	46
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $287, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $293)
287	0.17%, 12/31/2012	287
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $6, collateralized by FNMA 3.00%, 2032, value of $6)
6	0.25%, 12/31/2012	6
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $202, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $206)
202	0.20%, 12/31/2012	202
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $177, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $181)
177	0.21%, 12/31/2012	177
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $3, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $3)
3	0.17%, 12/31/2012	3

The accompanying notes are an integral part of these financial statements.

9

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 0.1% - (continued)
Repurchase Agreements - 0.1% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $12, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $12)
12	0.25%, 12/31/2012		12
			900
	Total short-term investments
	(cost $900)		$900

	Total investments
	(cost $609,527) ▲	97.3%	$635,507
	Other assets and liabilities	2.7%	17,585
	Total net assets	100.0%	$653,092

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $610,016 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,371
Unrealized Depreciation	(7,880)
Net Unrealized Appreciation	$25,491

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $1,222, which represents 0.2% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $199,535, which represents 30.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	206,275	KCA Deutag	$2,796
03/2010 - 04/2010	38	Stratus Technologies, Inc.	–
03/2010 - 04/2010	9	Stratus Technologies, Inc. Preferred	–

At December 31, 2012, the aggregate value of these securities was $1,222, which represents 0.2% of total net assets.

۞	Convertible security.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

10

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. Securities valued at $214, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts.

Þ	This security may pay interest in additional principal instead of cash.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	01/18/2013	CSFB	$1,376	$1,368	$8

Credit Default Swap Contracts Outstanding at December 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.19	BOA	$16,275	(5.00)%	12/20/17	$(36)	$50	$86

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.

Currency Abbreviations:
CAD	Canadian Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

Hartford High Yield HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	1,073	–	–	1,073
Corporate Bonds	602,899	–	602,899	–
Preferred Stocks	8,950	8,801	–	149
Senior Floating Rate Interests	21,685	–	21,685	–
Short-Term Investments	900	–	900	–
Total	$635,507	$8,801	$625,484	$1,222
Credit Default Swaps *	86	–	86	–
Foreign Currency Contracts *	8	–	8	–
Total	$94	$–	$94	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Common Stocks	1,720	—	(647	)‡	—	—	—	—	—	1,073
Corporate Bonds	5,167	(25)	52		(1)	—	(1,946)	—	(3,247)	—
Preferred Stocks	—	—	149	§	—	—	—	—	—	149
Total	$6,887	$(25)	$(446)		$(1)	$—	$(1,946)	$—	$(3,247)	$1,222

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was zero.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(647).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $149.

The accompanying notes are an integral part of these financial statements.

12

Hartford High Yield HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $609,527)	$635,507
Cash	141
Unrealized appreciation on foreign currency contracts	8
Unrealized appreciation on swap contracts	86
Receivables:
Investment securities sold	6,908
Fund shares sold	453
Dividends and interest	11,114
Total assets	654,217
Liabilities:
Payables:
Fund shares redeemed	942
Investment management fees	87
Distribution fees	7
Accrued expenses	53
Swap premiums received	36
Total liabilities	1,125
Net assets	$653,092
Summary of Net Assets:
Capital stock and paid-in-capital	$616,699
Undistributed net investment income	43,954
Accumulated net realized loss	(33,635)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	26,074
Net assets	$653,092
Shares authorized	2,800,000
Par value	$0.001
Class IA: Net asset value per share	$9.09
Shares outstanding	55,467
Net assets	$504,042
Class IB: Net asset value per share	$8.96
Shares outstanding	16,636
Net assets	$149,050

The accompanying notes are an integral part of these financial statements.

13

Hartford High Yield HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$618
Interest	48,664
Less: Foreign tax withheld	—
Total investment income, net	49,282

Expenses:
Investment management fees	4,796
Transfer agent fees	4
Distribution fees - Class IB	391
Custodian fees	8
Accounting services fees	138
Board of Directors' fees	20
Audit fees	15
Other expenses	195
Total expenses (before fees paid indirectly)	5,567
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	5,567
Net Investment Income	43,715

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	14,069
Net realized loss on swap contracts	(930)
Net realized loss on foreign currency contracts	(47)
Net realized gain on other foreign currency transactions	13
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	13,105

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	33,458
Net unrealized appreciation of swap contracts	86
Net unrealized appreciation of foreign currency contracts	8
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	33,552
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	46,657
Net Increase in Net Assets Resulting from Operations	$90,372

The accompanying notes are an integral part of these financial statements.

14

Hartford High Yield HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$43,715	$57,280
Net realized gain on investments, other financial instruments and foreign currency transactions	13,105	22,098
Net unrealized appreciation (depreciation) of investments and other financial instruments	33,552	(44,423)
Net Increase in Net Assets Resulting from Operations	90,372	34,955
Distributions to Shareholders:
From net investment income
Class IA	(44,027)	(49,277)
Class IB	(13,154)	(14,302)
Total distributions	(57,181)	(63,579)
Capital Share Transactions:
Class IA
Sold	117,583	148,789
Issued on reinvestment of distributions	44,027	49,277
Redeemed	(232,004)	(229,731)
Total capital share transactions	(70,394)	(31,665)
Class IB
Sold	28,736	42,743
Issued on reinvestment of distributions	13,154	14,302
Redeemed	(60,263)	(76,938)
Total capital share transactions	(18,373)	(19,893)
Net decrease from capital share transactions	(88,767)	(51,558)
Net Decrease in Net Assets	(55,576)	(80,182)
Net Assets:
Beginning of period	708,668	788,850
End of period	$653,092	$708,668
Undistributed (distribution in excess of)
net investment income	$43,954	$57,146
Shares:
Class IA
Sold	12,934	16,247
Issued on reinvestment of distributions	5,076	5,892
Redeemed	(25,580)	(24,914)
Total share activity	(7,570)	(2,775)
Class IB
Sold	3,207	4,716
Issued on reinvestment of distributions	1,537	1,731
Redeemed	(6,746)	(8,423)
Total share activity	(2,002)	(1,976)

The accompanying notes are an integral part of these financial statements.

15

Hartford High Yield HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford High Yield HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

16

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

17

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

18

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

19

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which

20

may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

21

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

22

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of December 31, 2012.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Unrealized appreciation on swap contracts	—	—	86	—	—	—	86
Total	$—	$8	$86	$—	$—	$—	$94

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$—	$—	$(930)	$—	$—	$—	$(930)
Net realized loss on foreign currency contracts	—	(47)	—	—	—	—	(47)
Total	$—	$(47)	$(930)	$—	$—	$—	$(977)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$86	$—	$—	$—	$86
Net change in unrealized appreciation of foreign currency contracts	—	8	—	—	—	—	8
Total	$—	$8	$86	$—	$—	$—	$94

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

23

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

24

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$57,181	$63,579

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$43,989
Accumulated Capital and Other Losses*	(33,139)
Unrealized Appreciation†	25,577
Total Accumulated Earnings	$36,427

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$274
Accumulated Net Realized Gain (Loss)	(274)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

25

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$33,139
Total	$33,139

During the year ended December 31, 2012, the Fund utilized $11,018 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, the investment manager contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to the investment manager, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6150%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

26

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.75%
Class IB	1.00

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the

27

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	50.41%	50.04%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$613,460
Sales Proceeds Excluding U.S. Government Obligations	695,213
Cost of Purchases for U.S. Government Obligations	41,786
Sales Proceeds for U.S. Government Obligations	79,157

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

28

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

29

Hartford High Yield HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012 (E)
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$–	$–	$(0.82)	$9.09
IB	8.59	0.55	0.62	1.17	(0.80)	–	–	(0.80)	8.96

For the Year Ended December 31, 2011 (E)
IA	9.15	0.71	(0.31)	0.40	(0.85)	–	–	(0.85)	8.70
IB	9.04	0.67	(0.30)	0.37	(0.82)	–	–	(0.82)	8.59

For the Year Ended December 31, 2010 (E)
IA	7.94	0.75	0.52	1.27	(0.06)	–	–	(0.06)	9.15
IB	7.86	0.72	0.52	1.24	(0.06)	–	–	(0.06)	9.04

For the Year Ended December 31, 2009 (E)
IA	5.73	0.73	2.16	2.89	(0.68)	–	–	(0.68)	7.94
IB	5.68	0.70	2.14	2.84	(0.66)	–	–	(0.66)	7.86

For the Year Ended December 31, 2008
IA	8.87	0.83	(3.12)	(2.29)	(0.85)	–	–	(0.85)	5.73
IB	8.78	0.83	(3.11)	(2.28)	(0.82)	–	–	(0.82)	5.68

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

14.31%		$504,042	0.75%	0.75%	6.37%	94%
14.03		149,050	1.00	1.00	6.12	–

4.69		548,608	0.74	0.74	7.68	88
4.44		160,060	0.99	0.99	7.43	–

16.15		602,493	0.75	0.75	8.80	139
15.86		186,357	1.00	1.00	8.57	–

50.46	(F)	527,000	0.75	0.75	10.32	173
50.08	(F)	188,832	1.00	1.00	10.08	–

(25.23)		293,839	0.74	0.74	9.05	101
(25.42)		124,701	0.99	0.99	8.76	–
31

Report of Independent Registered Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford High Yield HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford High Yield HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

32

Hartford High Yield HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

Hartford High Yield HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

34

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

Hartford High Yield HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,006.97	$3.79	$1,000.00	$1,021.36	$3.82	0.75%	184	366
Class IB	$1,000.00	$1,006.84	$5.05	$1,000.00	$1,020.10	$5.09	1.00%	184	366

36

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford High Yield HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

38

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

39

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

40

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

Hartford High Yield HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-HY12 2-13 113544 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Index HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Index HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Index HLS Fund inception 05/01/1987
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Index IA	15.63%	1.39%	6.76%
Index IB	15.34%	1.14%	6.50%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.33% and 0.58%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.33% and 0.58%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Index HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Index HLS Fund returned 15.63% for the twelve-month period ended December 31, 2012, underperforming its benchmark, the S&P 500 Index, which returned 15.99%. The Fund outperformed the Lipper VP-UF S&P 500 Index Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 15.39%.

Why did the Fund perform this way?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. However, we do not purchase the stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries. The performance of the Fund tends to marginally differ from the benchmark, primarily due to trading in futures contracts, index events, minimal cash exposure, and lack of exposure to HIG.

All ten of the sectors within the S&P 500 Index had positive returns during the calendar year 2012. Financials led the way up 28.8%. Consumer Discretionary and Telecom Services followed, up 24.1% and 19.1% respectively. The sectors with the lowest returns were Utilities, which gained 1.6%, and Energy ended up 4.6%.

On the stock level, the best index performers for the year included Pulte Group, a home builder, which gained 187.8%, followed by Telcom provider SprintNextel, which returned 142.3%. Whirlpool Corp. rounded out the top three advancing 120.2%. The laggards for the year included Apollo Group, an education company, which fell 61.2%. Alpha Natural Resources, an energy supplier, declined 58.1%.

What is the outlook?

The Fund will continue to be invested in the securities comprising the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the index.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.8%
Banks (Financials)	2.8
Capital Goods (Industrials)	7.8
Commercial and Professional Services (Industrials)	0.7
Consumer Durables and Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	6.4
Energy (Energy)	10.9
Food and Staples Retailing (Consumer Staples)	2.3
Food, Beverage and Tobacco (Consumer Staples)	5.9
Health Care Equipment and Services (Health Care)	4.6
Household and Personal Products (Consumer Staples)	2.3
Insurance (Financials)	4.0
Materials (Materials)	3.6
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	7.4
Real Estate (Financials)	2.2
Retailing (Consumer Discretionary)	4.1
Semiconductors and Semiconductor Equipment (Information Technology)	2.0
Software and Services (Information Technology)	9.5
Technology Hardware and Equipment (Information Technology)	7.5
Telecommunication Services (Services)	3.0
Transportation (Industrials)	1.6
Utilities (Utilities)	3.4
Short-Term Investments	1.0
Other Assets and Liabilities	(0.3)
Total	100.0%

3

Hartford Index HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles and Components - 0.8%
9	BorgWarner, Inc. ●	$654
23	Delphi Automotive plc ●	880
297	Ford Motor Co. w/ rights	3,845
19	Goodyear (The) Tire & Rubber Co. ●	263
18	Harley-Davidson, Inc.	862
53	Johnson Controls, Inc.	1,635
		8,139
	Banks - 2.8%
55	BB&T Corp.	1,587
15	Comerica, Inc.	451
70	Fifth Third Bancorp	1,061
19	First Horizon National Corp.	191
37	Hudson City Bancorp, Inc.	300
67	Huntington Bancshares, Inc.	427
73	KeyCorp	612
9	M&T Bank Corp.	934
27	People's United Financial, Inc.	328
41	PNC Financial Services Group, Inc.	2,404
110	Regions Financial Corp.	783
42	SunTrust Banks, Inc.	1,190
146	US Bancorp	4,678
381	Wells Fargo & Co.	13,032
14	Zions Bancorporation	307
		28,285
	Capital Goods - 7.8%
50	3M Co.	4,606
53	Boeing Co.	3,983
51	Caterpillar, Inc.	4,559
14	Cummins, Inc.	1,495
45	Danaher Corp.	2,532
31	Deere & Co.	2,640
14	Dover Corp.	915
36	Eaton Corp. plc	1,952
56	Emerson Electric Co.	2,984
21	Fastenal Co.	982
4	Flowserve Corp.	576
13	Fluor Corp.	760
26	General Dynamics Corp.	1,790
817	General Electric Co.	17,143
61	Honeywell International, Inc.	3,870
33	Illinois Tool Works, Inc.	2,021
22	Ingersoll-Rand plc	1,043
10	Jacobs Engineering Group, Inc. ●	433
8	Joy Global, Inc.	524
7	L-3 Communications Holdings, Inc.	561
21	Lockheed Martin Corp.	1,933
28	Masco Corp.	463
19	Northrop Grumman Corp.	1,295
28	PACCAR, Inc.	1,244
9	Pall Corp.	522
12	Parker-Hannifin Corp.	985
16	Pentair Ltd.	807
11	Precision Castparts Corp.	2,150
17	Quanta Services, Inc. ●	452
26	Raytheon Co.	1,477
11	Rockwell Automation, Inc.	913
11	Rockwell Collins, Inc.	633
8	Roper Industries, Inc.	851
5	Snap-On, Inc.	358
13	Stanley Black & Decker, Inc.	975
22	Textron, Inc.	545
66	United Technologies Corp.	5,385
5	W.W. Grainger, Inc.	934
14	Xylem, Inc.	392
		77,683
	Commercial and Professional Services - 0.7%
18	ADT (The) Corp. ●	840
8	Avery Dennison Corp.	271
8	Cintas Corp.	338
3	Dun & Bradstreet Corp.	272
9	Equifax, Inc. ●	505
13	Iron Mountain, Inc.	403
16	Pitney Bowes, Inc.	166
23	Republic Services, Inc.	682
11	Robert Half International, Inc.	348
7	Stericycle, Inc. ●	619
36	Tyco International Ltd.	1,060
34	Waste Management, Inc.	1,147
		6,651
	Consumer Durables and Apparel - 1.1%
22	Coach, Inc.	1,224
22	D.R. Horton, Inc.	431
4	Fossil, Inc. ●	391
9	Garmin Ltd.	347
5	Harman International Industries, Inc.	235
9	Hasbro, Inc.	324
11	Leggett & Platt, Inc.	298
13	Lennar Corp.	496
27	Mattel, Inc.	978
22	Newell Rubbermaid, Inc.	498
57	NIKE, Inc. Class B	2,933
26	Pulte Group, Inc. ●	480
5	Ralph Lauren Corp.	710
7	V.F. Corp.	1,030
6	Whirlpool Corp.	617
		10,992
	Consumer Services - 1.9%
8	Apollo Group, Inc. Class A ●	164
35	Carnival Corp.	1,275
2	Chipotle Mexican Grill, Inc. ●	732
10	Darden Restaurants, Inc.	453
21	H & R Block, Inc.	392
21	International Game Technology	293
19	Marriott International, Inc. Class A	715
78	McDonald's Corp.	6,896
58	Starbucks Corp.	3,106
15	Starwood Hotels & Resorts, Inc.	876
11	Wyndham Worldwide Corp.	580
6	Wynn Resorts Ltd.	695
35	Yum! Brands, Inc.	2,339
		18,516
	Diversified Financials - 6.4%
76	American Express Co.	4,356
16	Ameriprise Financial, Inc.	1,005
839	Bank of America Corp.	9,737
91	Bank of New York Mellon Corp.	2,338
10	BlackRock, Inc.	2,029
45	Capital One Financial Corp.	2,627

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Diversified Financials - 6.4% - (continued)
85	Charles Schwab Corp.	$1,227
228	Citigroup, Inc.	9,035
24	CME Group, Inc.	1,211
39	Discover Financial Services, Inc.	1,516
20	E*Trade Financial Corp. ●	180
11	Franklin Resources, Inc.	1,352
34	Goldman Sachs Group, Inc.	4,382
6	IntercontinentalExchange, Inc. ●	703
35	Invesco Ltd.	902
296	JP Morgan Chase & Co.	13,016
9	Legg Mason, Inc.	233
15	Leucadia National Corp.	367
15	Moody's Corp.	761
108	Morgan Stanley	2,057
9	Nasdaq OMX Group, Inc.	228
17	Northern Trust Corp.	854
19	NYSE Euronext	596
36	SLM Corp.	617
36	State Street Corp.	1,703
20	T. Rowe Price Group, Inc.	1,290
		64,322
	Energy - 10.9%
39	Anadarko Petroleum Corp.	2,892
30	Apache Corp.	2,391
34	Baker Hughes, Inc.	1,398
16	Cabot Oil & Gas Corp.	815
19	Cameron International Corp. ●	1,086
40	Chesapeake Energy Corp.	671
152	Chevron Corp.	16,487
95	ConocoPhillips Holding Co.	5,481
18	Consol Energy, Inc.	571
30	Denbury Resources, Inc. ●	488
29	Devon Energy Corp.	1,528
5	Diamond Offshore Drilling, Inc.	369
18	Ensco plc	1,073
21	EOG Resources, Inc.	2,552
12	EQT Corp.	687
355	Exxon Mobil Corp.	30,737
19	FMC Technologies, Inc. ●	792
72	Halliburton Co.	2,508
8	Helmerich & Payne, Inc.	459
23	Hess Corp.	1,226
49	Kinder Morgan, Inc.	1,739
55	Marathon Oil Corp.	1,687
26	Marathon Petroleum Corp.	1,662
14	Murphy Oil Corp.	856
23	Nabors Industries Ltd. ●	327
33	National Oilwell Varco, Inc.	2,271
11	Newfield Exploration Co. ●	282
20	Noble Corp.	686
14	Noble Energy, Inc.	1,405
63	Occidental Petroleum Corp.	4,832
21	Peabody Energy Corp.	556
49	Phillips 66	2,587
10	Pioneer Natural Resources Co.	1,027
14	QEP Resources, Inc.	421
13	Range Resources Corp.	799
10	Rowan Cos. plc Class A ●	304
103	Schlumberger Ltd.	7,162
27	Southwestern Energy Co. ●	908
52	Spectra Energy Corp.	1,420
11	Tesoro Corp.	483
43	Valero Energy Corp.	1,471
52	Williams Cos., Inc.	1,717
15	WPX Energy, Inc. ●	230
		109,043
	Food and Staples Retailing - 2.3%
34	Costco Wholesale Corp.	3,327
97	CVS Caremark Corp.	4,692
40	Kroger (The) Co.	1,042
19	Safeway, Inc.	338
46	Sysco Corp.	1,450
67	Walgreen Co.	2,478
130	Wal-Mart Stores, Inc.	8,888
13	Whole Foods Market, Inc.	1,229
		23,444
	Food, Beverage and Tobacco - 5.9%
158	Altria Group, Inc.	4,955
51	Archer-Daniels-Midland Co.	1,404
12	Beam, Inc.	760
12	Brown-Forman Corp.	745
14	Campbell Soup Co.	488
300	Coca-Cola Co.	10,889
21	Coca-Cola Enterprises, Inc.	668
32	ConAgra Foods, Inc.	938
12	Constellation Brands, Inc. Class A ●	418
14	Dean Foods Co. ●	238
16	Dr. Pepper Snapple Group	716
50	General Mills, Inc.	2,030
25	H.J. Heinz Co.	1,442
12	Hershey Co.	840
10	Hormel Foods Corp.	326
8	J.M. Smucker Co.	730
19	Kellogg Co.	1,075
46	Kraft Foods Group, Inc. ●	2,098
10	Lorillard, Inc.	1,178
10	McCormick & Co., Inc.	656
16	Mead Johnson Nutrition Co.	1,045
12	Molson Coors Brewing Co.	521
138	Mondelez International, Inc.	3,526
12	Monster Beverage Corp. ●	613
121	PepsiCo, Inc.	8,246
130	Philip Morris International, Inc.	10,880
25	Reynolds American, Inc.	1,045
22	Tyson Foods, Inc. Class A	434
		58,904
	Health Care Equipment and Services - 4.6%
123	Abbott Laboratories	8,066
26	Aetna, Inc.	1,206
18	AmerisourceBergen Corp.	791
6	Bard (C.R.), Inc.	578
43	Baxter International, Inc.	2,855
15	Becton, Dickinson & Co.	1,200
107	Boston Scientific Corp. ●	613
26	Cardinal Health, Inc.	1,088
17	CareFusion Corp. ●	494
11	Cerner Corp. ●	882
22	CIGNA Corp.	1,189
10	Coventry Health Care, Inc.	468

The accompanying notes are an integral part of these financial statements.

5

Hartford Index HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Health Care Equipment and Services - 4.6% - (continued)
37	Covidien plc	$2,129
7	DaVita HealthCare Partners, Inc. ●	720
11	Dentsply International, Inc.	437
9	Edwards Lifesciences Corp. ●	808
64	Express Scripts Holding Co. ●	3,436
12	Humana, Inc.	847
3	Intuitive Surgical, Inc. ●	1,522
7	Laboratory Corp. of America Holdings ●	636
18	McKesson Corp.	1,781
79	Medtronic, Inc.	3,233
7	Patterson Cos., Inc.	224
12	Quest Diagnostics, Inc.	724
24	St. Jude Medical, Inc.	867
22	Stryker Corp.	1,233
8	Tenet Healthcare Corp.	268
80	UnitedHealth Group, Inc.	4,315
9	Varian Medical Systems, Inc. ●	601
24	Wellpoint, Inc.	1,438
13	Zimmer Holdings, Inc.	900
		45,549
	Household and Personal Products - 2.3%
34	Avon Products, Inc.	484
10	Clorox Co.	746
35	Colgate-Palmolive Co.	3,618
19	Estee Lauder Co., Inc.	1,121
30	Kimberly-Clark Corp.	2,570
213	Procter & Gamble Co.	14,456
		22,995
	Insurance - 4.0%
27	ACE Ltd.	2,139
38	Aflac, Inc.	2,034
38	Allstate Corp.	1,525
116	American International Group, Inc. ●	4,111
25	Aon plc	1,382
6	Assurant, Inc.	216
144	Berkshire Hathaway, Inc. Class B ●	12,903
21	Chubb Corp.	1,559
12	Cincinnati Financial Corp.	451
39	Genworth Financial, Inc. ●	291
22	Lincoln National Corp.	581
24	Loews Corp.	997
42	Marsh & McLennan Cos., Inc.	1,460
89	MetLife, Inc.	2,933
22	Principal Financial Group, Inc.	641
44	Progressive Corp.	925
38	Prudential Financial, Inc.	2,020
8	Torchmark Corp.	402
30	Travelers Cos., Inc.	2,162
22	Unum Group	468
24	XL Group plc	595
		39,795
	Materials - 3.6%
17	Air Products & Chemicals, Inc.	1,394
6	Airgas, Inc.	504
83	Alcoa, Inc.	721
8	Allegheny Technologies, Inc.	252
12	Ball Corp.	536
8	Bemis Co., Inc.	270
5	CF Industries Holdings, Inc.	997
11	Cliff's Natural Resources, Inc.	430
93	Dow Chemical Co.	3,020
73	E.I. DuPont de Nemours & Co.	3,264
12	Eastman Chemical Co.	811
20	Ecolab, Inc.	1,473
11	FMC Corp.	626
74	Freeport-McMoRan Copper & Gold, Inc.	2,530
6	International Flavors & Fragrances, Inc.	420
34	International Paper Co.	1,361
30	LyondellBasell Industries Class A	1,690
14	MeadWestvaco Corp.	434
42	Monsanto Co.	3,941
22	Mosaic Co.	1,218
39	Newmont Mining Corp.	1,796
25	Nucor Corp.	1,067
13	Owens-Illinois, Inc. ●	273
12	PPG Industries, Inc.	1,615
23	Praxair, Inc.	2,538
15	Sealed Air Corp.	265
7	Sherwin-Williams Co.	1,032
9	Sigma-Aldrich Corp.	689
11	United States Steel Corp.	268
10	Vulcan Materials Co.	524
		35,959
	Media - 3.5%
17	Cablevision Systems Corp.	251
46	CBS Corp. Class B	1,750
207	Comcast Corp. Class A	7,735
47	DirecTV ●	2,362
19	Discovery Communications, Inc. ●	1,179
18	Gannett Co., Inc.	323
34	Interpublic Group of Cos., Inc.	370
22	McGraw-Hill Cos., Inc.	1,183
157	News Corp. Class A	4,011
21	Omnicom Group, Inc.	1,029
7	Scripps Networks Interactive Class A	394
23	Time Warner Cable, Inc.	2,283
74	Time Warner, Inc.	3,529
36	Viacom, Inc. Class B	1,895
138	Walt Disney Co.	6,872
–	Washington Post Co. Class B	143
		35,309
	Pharmaceuticals, Biotechnology and Life Sciences - 7.4%
27	Agilent Technologies, Inc.	1,111
15	Alexion Pharmaceuticals, Inc. ●	1,417
24	Allergan, Inc.	2,200
60	Amgen, Inc.	5,154
18	Biogen Idec, Inc. ●	2,707
129	Bristol-Myers Squibb Co.	4,191
33	Celgene Corp. ●	2,590
80	Eli Lilly & Co.	3,922
18	Forest Laboratories, Inc. ●	642
59	Gilead Sciences, Inc. ●	4,331
13	Hospira, Inc. ●	402
216	Johnson & Johnson	15,127
13	Life Technologies Corp. ●	659
237	Merck & Co., Inc.	9,694
32	Mylan, Inc. ●	872
9	PerkinElmer, Inc.	285
7	Perrigo Co.	716
573	Pfizer, Inc.	14,382

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 7.4% - (continued)
28	Thermo Fisher Scientific, Inc.	$1,792
7	Waters Corp. ●	592
10	Watson Pharmaceuticals, Inc. ●	859
		73,645
	Real Estate - 2.2%
31	American Tower Corp. REIT	2,378
11	Apartment Investment & Management Co. Class A REIT	306
9	AvalonBay Communities, Inc. REIT	1,210
12	Boston Properties, Inc. REIT	1,248
24	CBRE Group, Inc. ●	468
25	Equity Residential Properties Trust REIT	1,419
35	HCP, Inc. REIT	1,592
20	Health Care, Inc. REIT	1,237
56	Host Hotels & Resorts, Inc. REIT	884
32	Kimco Realty Corp. REIT	614
13	Plum Creek Timber Co., Inc. REIT	558
36	ProLogis L.P. REIT	1,311
11	Public Storage REIT	1,634
24	Simon Property Group, Inc. REIT	3,808
23	Ventas, Inc. REIT	1,490
13	Vornado Realty Trust REIT	1,054
42	Weyerhaeuser Co. REIT	1,173
		22,384
	Retailing - 4.1%
6	Abercrombie & Fitch Co. Class A	298
28	Amazon.com, Inc. ●	7,095
3	AutoNation, Inc. ●	122
3	AutoZone, Inc. ●	1,032
18	Bed Bath & Beyond, Inc. ●	998
21	Best Buy Co., Inc.	246
5	Big Lots, Inc. ●	128
18	CarMax, Inc. ●	670
21	Dollar General Corp. ●	904
18	Dollar Tree, Inc. ●	718
7	Expedia, Inc.	444
8	Family Dollar Stores, Inc.	476
9	GameStop Corp. Class A	238
23	Gap, Inc.	718
12	Genuine Parts Co.	766
116	Home Depot, Inc.	7,203
11	J.C. Penney Co., Inc.	220
16	Kohl's Corp.	708
19	Limited Brands, Inc.	876
88	Lowe's Co., Inc.	3,110
31	Macy's, Inc.	1,202
4	Netflix, Inc. ●	398
12	Nordstrom, Inc.	633
9	O'Reilly Automotive, Inc. ●	796
8	PetSmart, Inc.	574
4	Priceline.com, Inc. ●	2,397
17	Ross Stores, Inc.	939
52	Staples, Inc.	598
51	Target Corp.	2,997
9	Tiffany & Co.	533
57	TJX Cos., Inc.	2,412
9	TripAdvisor, Inc. ●	358
9	Urban Outfitters, Inc. ●	335
		41,142
	Semiconductors and Semiconductor Equipment - 2.0%
47	Advanced Micro Devices, Inc. ●	113
25	Altera Corp.	859
23	Analog Devices, Inc.	986
93	Applied Materials, Inc.	1,067
40	Broadcom Corp. Class A	1,341
5	First Solar, Inc. ●	144
388	Intel Corp.	7,994
13	KLA-Tencor Corp.	621
13	Lam Research Corp. ●	483
18	Linear Technology Corp.	619
43	LSI Corp. ●	305
15	Microchip Technology, Inc.	494
79	Micron Technology, Inc. ●	503
49	NVIDIA Corp. ●	598
15	Teradyne, Inc. ●	247
87	Texas Instruments, Inc.	2,700
20	Xilinx, Inc.	730
		19,804
	Software and Services - 9.5%
50	Accenture plc	3,309
39	Adobe Systems, Inc. ●	1,452
14	Akamai Technologies, Inc. ●	566
17	Autodesk, Inc. ●	618
38	Automatic Data Processing, Inc.	2,153
11	BMC Software, Inc. ●	439
26	CA, Inc.	575
15	Citrix Systems, Inc. ●	953
23	Cognizant Technology Solutions Corp. ●	1,730
12	Computer Sciences Corp.	485
91	eBay, Inc. ●	4,625
24	Electronic Arts, Inc. ●	345
19	Fidelity National Information Services, Inc.	676
10	Fiserv, Inc. ●	819
21	Google, Inc. ●	14,690
83	IBM Corp.	15,837
22	Intuit, Inc.	1,290
8	Mastercard, Inc.	4,104
590	Microsoft Corp.	15,769
293	Oracle Corp.	9,753
25	Paychex, Inc.	784
15	Red Hat, Inc. ●	800
22	SAIC, Inc.	250
10	Salesforce.com, Inc. ●	1,716
54	Symantec Corp. ●	1,017
13	Teradata Corp. ●	815
13	Total System Services, Inc.	269
12	VeriSign, Inc. ●	471
41	Visa, Inc.	6,160
47	Western Union Co.	633
81	Yahoo!, Inc. ●	1,613
		94,716
	Technology Hardware and Equipment - 7.5%
13	Amphenol Corp. Class A	810
73	Apple, Inc.	39,029
414	Cisco Systems, Inc.	8,126
115	Corning, Inc.	1,452

The accompanying notes are an integral part of these financial statements.

7

Hartford Index HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Technology Hardware and Equipment - 7.5% - (continued)
114	Dell, Inc.		$1,151
164	EMC Corp. ●		4,152
6	F5 Networks, Inc. ●		594
12	FLIR Systems, Inc.		260
9	Harris Corp.		431
153	Hewlett-Packard Co.		2,182
15	Jabil Circuit, Inc.		281
18	JDS Uniphase Corp. ●		247
40	Juniper Networks, Inc. ●		789
11	Molex, Inc.		295
22	Motorola Solutions, Inc.		1,215
28	NetApp, Inc. ●		935
133	Qualcomm, Inc.		8,231
19	SanDisk Corp. ●		821
26	Seagate Technology plc		799
33	TE Connectivity Ltd.		1,220
17	Western Digital Corp.		724
98	Xerox Corp.		671
			74,415
	Telecommunication Services - 3.0%
442	AT&T, Inc.		14,911
49	CenturyLink, Inc.		1,900
23	Crown Castle International Corp. ●		1,645
78	Frontier Communications Co.		332
25	MetroPCS Communications, Inc. ●		245
234	Sprint Nextel Corp. ●		1,327
222	Verizon Communications, Inc.		9,618
46	Windstream Corp.		379
			30,357
	Transportation - 1.6%
13	C.H. Robinson Worldwide, Inc.		791
80	CSX Corp.		1,584
16	Expeditors International of Washington, Inc.		642
23	FedEx Corp.		2,086
25	Norfolk Southern Corp.		1,520
4	Ryder System, Inc.		198
57	Southwest Airlines Co.		589
37	Union Pacific Corp.		4,606
56	United Parcel Service, Inc. Class B		4,110
			16,126
	Utilities - 3.4%
48	AES (The) Corp.		514
9	AGL Resources, Inc.		367
19	Ameren Corp.		580
38	American Electric Power Co., Inc.		1,613
33	CenterPoint Energy, Inc.		641
21	CMS Energy Corp.		502
23	Consolidated Edison, Inc.		1,267
45	Dominion Resources, Inc.		2,320
13	DTE Energy Co.		805
55	Duke Energy Corp.		3,498
25	Edison International		1,149
14	Entergy Corp.		883
67	Exelon Corp.		1,980
33	FirstEnergy Corp.		1,360
6	Integrys Energy Group, Inc.		317
33	NextEra Energy, Inc.		2,278
24	NiSource, Inc.		600
24	Northeast Utilities		954
25	NRG Energy, Inc.		578
16	Oneok, Inc.		681
18	Pepco Holdings, Inc.		351
34	PG&E Corp.		1,346
9	Pinnacle West Capital Corp.		435
45	PPL Corp.		1,296
39	Public Service Enterprise Group, Inc.		1,206
10	SCANA Corp.		469
18	Sempra Energy		1,242
68	Southern Co.		2,914
16	TECO Energy, Inc.		265
18	Wisconsin Energy Corp.		661
38	Xcel Energy, Inc.		1,014
			34,086
	Total common stocks
	(cost $789,976)		$992,261

	Total long-term investments
	(cost $789,976)		$992,261

SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 0.9%
	Royal Bank of Canada TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $8,564, collateralized by 2013, U.S. Treasury Note 0.25%, 2015, value of $8,735)
$8,564	0.15%, 12/31/2012		$8,564

U.S. Treasury Bills - 0.1%
800	0.09%, 02/07/2013 □○		$800

	Total short-term investments
	(cost $9,364)		$9,364

	Total investments
	(cost $799,340) ▲	100.3%	$1,001,625
	Other assets and liabilities	(0.3)%	(2,710)
	Total net assets	100.0%	$998,915

The accompanying notes are an integral part of these financial statements.

8

Hartford Index HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $843,067 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$308,798
Unrealized Depreciation	(150,240)
Net Unrealized Appreciation	$158,558

●	Non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at December 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 Futures	30	03/14/2013	$10,652	$10,651	$(1)

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Index HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$992,261	$992,261	$–	$–
Short-Term Investments	9,364	–	9,364	–
Total	$1,001,625	$992,261	$9,364	$–
Liabilities:
Futures *	1	1	–	–
Total	$1	$1	$–	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

 The accompanying notes are an integral part of these financial statements.

10

Hartford Index HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $799,340)	$1,001,625
Receivables:
Investment securities sold	148
Fund shares sold	803
Dividends and interest	1,094
Variation margin	268
Total assets	1,003,938
Liabilities:
Bank overdraft	4
Payables:
Fund shares redeemed	4,897
Investment management fees	57
Distribution fees	15
Accrued expenses	50
Total liabilities	5,023
Net assets	$998,915
Summary of Net Assets:
Capital stock and paid-in-capital	$842,505
Undistributed net investment income	821
Accumulated net realized loss	(46,695)
Unrealized appreciation of investments	202,284
Net assets	$998,915
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$29.69
Shares outstanding	23,300
Net assets	$691,786
Class IB: Net asset value per share	$29.56
Shares outstanding	10,390
Net assets	$307,129

The accompanying notes are an integral part of these financial statements.

11

Hartford Index HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$23,010
Interest	16
Less: Foreign tax withheld	(13)
Total investment income, net	23,013

Expenses:
Investment management fees	2,982
Distribution fees - Class IB	727
Custodian fees	13
Accounting services fees	100
Board of Directors' fees	25
Audit fees	16
Other expenses	156
Total expenses (before fees paid indirectly)	4,019
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	4,019
Net Investment Income	18,994

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	7,278
Net realized gain on futures	1,644
Net Realized Gain on Investments and Other Financial Instruments	8,922

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	111,774
Net unrealized depreciation of futures	(12)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	111,762
Net Gain on Investments and Other Financial Instruments	120,684
Net Increase in Net Assets Resulting from Operations	$139,678

The accompanying notes are an integral part of these financial statements.

12

Hartford Index HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$18,994	$16,452
Net realized gain (loss) on investments and other financial instruments	8,922	(789)
Net unrealized appreciation of investments and other financial instruments	111,762	4,269
Net Increase in Net Assets Resulting from Operations	139,678	19,932
Distributions to Shareholders:
From net investment income
Class IA	(13,809)	(11,907)
Class IB	(5,486)	(3,567)
Total distributions	(19,295)	(15,474)
Capital Share Transactions:
Class IA
Sold	67,728	49,488
Issued on reinvestment of distributions	13,809	11,907
Redeemed	(150,607)	(202,307)
Total capital share transactions	(69,070)	(140,912)
Class IB
Sold	138,040	103,660
Issued on reinvestment of distributions	5,486	3,567
Redeemed	(101,658)	(83,928)
Total capital share transactions	41,868	23,299
Net decrease from capital share transactions	(27,202)	(117,613)
Net Increase (Decrease) in Net Assets	93,181	(113,155)
Net Assets:
Beginning of period	905,734	1,018,889
End of period	$998,915	$905,734
Undistributed (distribution in excess of) net investment income	$821	$1,451
Shares:
Class IA
Sold	2,335	1,855
Issued on reinvestment of distributions	467	458
Redeemed	(5,199)	(7,518)
Total share activity	(2,397)	(5,205)
Class IB
Sold	4,800	3,893
Issued on reinvestment of distributions	186	138
Redeemed	(3,505)	(3,145)
Total share activity	1,481	886

The accompanying notes are an integral part of these financial statements.

13

Hartford Index HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Index HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation

15

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These

16

differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2012.

17

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$268	$—	$—	$268
Total	$—	$—	$—	$268	$—	$—	$268

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(1) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,644	$—	$—	$1,644
Total	$—	$—	$—	$1,644	$—	$—	$1,644

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(12)	$—	$—	$(12)
Total	$—	$—	$—	$(12)	$—	$—	$(12)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal

18

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$19,295	$15,474

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$821
Accumulated Capital and Other Losses*	(2,969)
Unrealized Appreciation†	158,558
Total Accumulated Earnings	$156,410

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(329)
Accumulated Net Realized Gain (Loss)	329

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

19

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$2,969
Total	$2,969

During the year ended December 31, 2012, the Fund utilized $19,123 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The

20

replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.33%
Class IB	0.58

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

21

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$65,193
Sales Proceeds Excluding U.S. Government Obligations	85,748

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

22

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23

Hartford Index HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$–	$–	$(0.60)	$29.69
IB	26.09	0.49	3.51	4.00	(0.53)	–	–	(0.53)	29.56

For the Year Ended December 31, 2011
IA	26.20	0.52	(0.05)	0.47	(0.47)	–	–	(0.47)	26.20
IB	26.08	0.39	0.03	0.42	(0.41)	–	–	(0.41)	26.09

For the Year Ended December 31, 2010
IA	23.22	0.44	2.97	3.41	(0.43)	–	–	(0.43)	26.20
IB	23.12	0.34	2.99	3.33	(0.37)	–	–	(0.37)	26.08

For the Year Ended December 31, 2009
IA	18.75	0.42	4.48	4.90	(0.42)	(0.01)	–	(0.43)	23.22
IB	18.69	0.35	4.46	4.81	(0.37)	(0.01)	–	(0.38)	23.12

For the Year Ended December 31, 2008
IA	31.54	0.59	(12.16)	(11.57)	(0.58)	(0.64)	–	(1.22)	18.75
IB	31.40	0.51	(12.07)	(11.56)	(0.51)	(0.64)	–	(1.15)	18.69

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

15.63%	$691,786	0.33%	0.33%	1.98%	7%
15.34	307,129	0.58	0.58	1.75	–

1.81	673,275	0.33	0.33	1.74	3
1.60	232,459	0.58	0.58	1.51	–

14.73	809,629	0.34	0.34	1.73	4
14.45	209,260	0.59	0.59	1.48	–

26.15	811,634	0.35	0.35	2.00	6
25.81	166,162	0.60	0.60	1.75	–

(37.11)	718,081	0.32	0.32	2.02	4
(37.27)	138,014	0.57	0.57	1.77	–

25

Report of Independent Registered Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Index HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Index HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 15, 2013

26

Hartford Index HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford Index HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Index HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,005.78	$1.67	$1,000.00	$1,023.47	$1.69	0.33%	184	366
Class IB	$1,000.00	$1,005.64	$2.93	$1,000.00	$1,022.21	$2.96	0.58%	184	366

30

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Index HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods, noting that the Fund is managed to approximate the performance of the S&P 500 Index. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

34

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Index HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Passive Management Risk: The Fund is not actively managed, and will generally remain fully invested even when stock prices are falling.

Index Tracking Risk: The Fund’s performance may not match or correlate to that of its index, which may cause the Fund’s performance to be lower than expected.

S&P Disclosure: "Standard & Poor's," "S&P®," "S&P 500®," "Standard & Poor's," and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. Investment Options are not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Investment Options.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-IX12 2-13 113545 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford International Opportunities HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford International Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford International Opportunities HLS Fund inception 07/02/1990
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
International Opportunities IA	20.20%	-1.82%	10.06%
International Opportunities IB	19.89%	-2.06%	9.78%
MSCI All Country World ex USA Index	17.39%	-2.44%	10.22%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.73% and 0.98%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.73% and 0.98%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford International Opportunities HLS Fund

Manager Discussion

December 31, 2012 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 20.20% for the twelve-month period ended December 31, 2012 outperforming its benchmark, the MSCI All Country World ex USA Index, which returned 17.39% for the same period. The Fund also outperformed the 19.45% return of the average fund in the Lipper VP-UF International Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets toward the end of the period amid further signs of recovery in China and a strengthening U.S. housing market. Global risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

During the twelve-month period all ten sectors in the benchmark posted positive returns, led by Financials (+30%), Consumer Discretionary (+23%), and Consumer Staples (+19%).

The Fund’s outperformance versus its benchmark was primarily due to strong stock selection, particularly within Industrials, Utilities, and Information Technology. This was modestly offset by weaker selection in Consumer Staples and Health Care. Allocation among sectors, a result of the bottom-up stock selection process, also contributed to positive relative returns, largely due to underweight positions (i.e. the Fund’s sector position was less than the benchmark position) in Energy and Materials.

Top contributors to relative performance during the period included Continental (Industrials), Assa Abloy (Industrials), and Swiss Reinsurance (Financials). Shares of Continental, a Germany-based manufacturer of products, technology, and services used in the automotive industry, outperformed as the company reported strong results during the year and investors seemed to conclude that concerns over the company's debt level and the European automobile market were overblown. The company also announced a dividend payout greater than consensus expectations. Shares of Assa Abloy, a Sweden-based manufacturer of locks and other high security products, rose during the period as the company beat consensus expectations in a weak operating environment. The positive margins and overall results sent the company’s shares higher. Shares of Swiss Reinsurance, a Zurich-based global reinsurer, climbed during the period amid favorable operating results and better optimization of capital structure. Samsung Electronics (Information Technology) and Unibail-Rodamco (Financials) also contributed to absolute performance (i.e. total return) .

The largest detractors from relative returns were BG Group (Energy), Tim Hortons (Consumer Discretionary), and Elan (Health Care). Shares of BG Group, a U.K.-based natural gas company, fell during the period on news the company had agreed to sell its Brazilian gas distribution business as well as due to lower production guidance for 2013. Shares of Tim Horton’s, a fast food casual restaurant chain, fell during the period as the company reported volumes lower than expected due to slowing same store sales. Shares of Elan, an Ireland-based biotechnology company specializing in neuroscience, underperformed after the firm released disappointing results for a North American phase 3 trial for Bapineuzumad, a treatment for Alzheimer’s disease. Check Point Software (Information Technology) and Tesco (Consumer Staples) also detracted from absolute performance.

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates. We believe this low growth environment could drive consolidation, and we are working to identify companies with the potential to surprise on the upside and where we see the potential for better capital discipline and improved industry structure. In this economic environment, we expect companies with exposure to hard assets, such as real estate, may do particularly well. While we believe the risk of a sharp economic decline is reduced, we strive to maintain a well-

3

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2012 (Unaudited)

balanced portfolio with investments that represent diverse economic drivers.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies that can deliver improvements in return on investment capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, relative to the benchmark we were most overweight to the Industrials, Health Care, and Utilities sectors and most underweight in Energy, Consumer Staples, and Telecommunication Services. On a regional basis, we ended the period with an overweight to select European countries, including France, Switzerland, and the U.K., and underweight positions in Australia, Canada, Germany, and Japan.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	4.3%
Banks (Financials)	4.5
Capital Goods (Industrials)	11.8
Commercial and Professional Services (Industrials)	0.9
Consumer Durables and Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	4.8
Diversified Financials (Financials)	3.5
Energy (Energy)	6.9
Food and Staples Retailing (Consumer Staples)	1.2
Food, Beverage and Tobacco (Consumer Staples)	6.2
Health Care Equipment and Services (Health Care)	1.6
Household and Personal Products (Consumer Staples)	0.0
Insurance (Financials)	7.3
Materials (Materials)	11.3
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.9
Real Estate (Financials)	9.9
Retailing (Consumer Discretionary)	0.7
Semiconductors and Semiconductor Equipment (Information Technology)	4.8
Software and Services (Information Technology)	0.5
Technology Hardware and Equipment (Information Technology)	0.4
Telecommunication Services (Services)	2.7
Transportation (Industrials)	4.2
Utilities (Utilities)	4.7
Short-Term Investments	0.1
Other Assets and Liabilities	0.3
Total	100.0%

Currency Concentration of Securities

as of December 31, 2012

Percentage of
Description	Net Assets
Australian Dollar	2.5%
Brazilian Real	2.3
British Pound	18.0
Canadian Dollar	5.2
Euro	26.9
Hong Kong Dollar	9.0
Indian Rupee	1.1
Japanese Yen	10.6
Malaysian Ringgit	0.2
Mexican New Peso	0.3
Norwegian Krone	0.6
Polish New Zloty	0.2
Republic of Korea Won	3.6
Swedish Krona	4.1
Swiss Franc	9.7
Taiwanese Dollar	1.5
United States Dollar	3.9
Other Assets and Liabilities	0.3
Total	100.0%

4

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Australia - 2.5%
2,296	Transurban Group	$14,597
2,144	Westfield Group REIT	23,681
		38,278
	Austria - 0.9%
444	Erste Group Bank AG	14,130

	Belgium - 1.5%
415	Umicore S.A.	23,001

	Brazil - 2.6%
678	Banco Santander Brasil S.A.	4,931
949	BR Malls Participacoes S.A.	12,529
163	BR Properties S.A.	2,025
424	CCR S.A.	4,026
302	JSL S.A.	2,063
357	Localiza Rent a Car S.A.	6,538
290	Mills Estruturas e Servicos de Engenharia S.A.	4,812
260	Raia Drogasil S.A.	2,926
		39,850
	Canada - 5.2%
372	Canadian National Railway Co.	33,773
153	MEG Energy Corp. ●	4,667
44	MEG Energy Corp. ■	1,343
435	Suncor Energy, Inc.	14,311
506	Tim Hortons, Inc.	24,845
		78,939
	China - 3.0%
1,107	Anhui Conch Cement Co., Ltd.	4,135
14,488	China Construction Bank	11,840
6,536	China Pacific Insurance Co., Ltd.	24,643
2,000	Shandong Weigao Group Medical Polymer Co., Ltd.	2,007
859	Sinopharm Medicine Holding Co., Ltd.	2,728
		45,353
	Finland - 0.9%
69	Kone Oyj Class B	5,125
197	Nokian Rendaat Oyj	7,891
		13,016
	France - 14.9%
386	Accor S.A.	13,783
287	Air Liquide	36,300
1,816	AXA S.A.	32,612
121	BNP Paribas	6,913
90	Bureau Veritas S.A.	10,089
162	Cie Generale d'Optique Essilor International S.A.	16,343
132	Groupe Danone	8,691
194	Pernod-Ricard S.A.	22,553
283	Renault S.A.	15,356
638	Rexel S.A.	13,059
337	Safran S.A.	14,581
151	Unibail-Rodamco SE REIT	36,659
		226,939
	Germany - 2.1%
60	Brenntag AG	7,850
85	Continental AG	9,859
184	GSW Immobilien AG	7,777
819	Infineon Technologies AG	6,670
		32,156
	Hong Kong - 6.0%
7,321	AIA Group Ltd.	29,036
1,670	ENN Energy Holdings Ltd.	7,318
5	Hengan International Group Co., Ltd.	46
6,458	Legend Holdings Ltd.	5,955
2,994	Sands China Ltd. §	13,383
1,268	Shanghai Fosun Parmaceutical Co., Ltd. ●	1,917
4,517	Shangri-La Asia Ltd.	9,100
1,362	Sun Hung Kai Properties Ltd.	20,652
2,252	Zhongsheng Group Holdings Ltd.	3,456
		90,863
	India - 1.1%
811	Bharti Infratel Ltd.	2,868
1,902	ITC Ltd.	10,017
128	United Spirits Ltd.	4,425
		17,310
	Ireland - 1.2%
881	CRH plc	18,193

	Israel - 0.6%
247	Teva Pharmaceutical Industries Ltd. ADR	9,215

	Italy - 3.2%
174	Saipem S.p.A.	6,762
8,081	Snam S.p.A.	37,718
903	Unicredit S.p.A.	4,446
		48,926
	Japan - 10.6%
320	Daiichi Sankyo Co., Ltd.	4,908
301	Daito Trust Construction Co., Ltd.	28,476
290	Eisai Co., Ltd.	12,122
360	FamilyMart Co., Ltd.	14,835
185	Fanuc Corp.	34,345
16	Fast Retailing Co., Ltd.	4,007
872	Fuji Heavy Industries Ltd.	10,996
149	Honda Motor Co., Ltd.	5,526
2,648	Mitsubishi UFJ Financial Group, Inc.	14,326
571	Mitsui Fudosan Co., Ltd.	13,968
467	Rakuten, Inc.	3,640
379	SoftBank Corp.	13,872
		161,021
	Luxembourg - 0.8%
701	ArcelorMittal	12,222

	Malaysia - 0.2%
4,225	AirAsia Berhad	3,801

	Mexico - 0.3%
860	Fibra Uno Administracion S.A. REIT ●	2,595
1,068	Macquarie Mexico Real Estate Management S.A. de C. V. REIT	2,115
		4,710
	Netherlands - 0.8%
76	ASML Holding N.V. ‡	4,869
329	Yandex N.V. ●	7,090
		11,959

The accompanying notes are an integral part of these financial statements.

5

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Norway - 0.6%
212	Algeta ASA ●	$5,926
128	Telenor ASA	2,605
		8,531
	Poland - 0.2%
166	Alior Bank S.A. ●	3,363

	Portugal - 0.8%
902	Banco Espirito Santo S.A. ●	1,072
193	Galp Energia SGPS S.A.	2,995
1,573	Portugal Telecom SGPS S.A.	7,833
		11,900
	Russia - 0.5%
604	Sberbank ADR	7,591

	South Korea - 3.6%
79	Hyundai Motor Co., Ltd.	16,237
27	Samsung Electronics Co., Ltd.	38,531
		54,768
	Spain - 1.8%
625	Repsol S.A.	12,755
625	Repsol S.A. Rights	381
1,015	Telefonica S.A.	13,743
		26,879
	Sweden - 4.1%
792	Assa Abloy Ab	29,819
702	SKF AB Class B	17,787
1,056	Volvo AB B Shares	14,558
		62,164
	Switzerland - 9.7%
133	Actelion Ltd.	6,382
106	Cie Financiere Richemont S.A.	8,309
14	Givaudan	14,819
602	Julius Baer Group Ltd.	21,417
3	Partners Group ☼	654
260	Roche Holding AG	52,476
2	SGS S.A.	3,598
278	Swiss Re Ltd.	20,181
1,254	UBS AG	19,622
		147,458
	Taiwan - 1.5%
6,946	Taiwan Semiconductor Manufacturing Co., Ltd.	23,233

	United Kingdom - 17.3%
2,034	Aberdeen Asset Management plc	12,242
62	Antofagasta plc	1,352
261	AstraZeneca plc	12,392
1,724	BG Group plc	28,758
552	BHP Billiton plc	19,472
3,600	BP plc	25,030
340	British American Tobacco plc	17,278
1,232	Direct Line Insurance Group plc ●	4,330
130	Ensco plc	7,683
806	Imperial Tobacco Group plc	31,238
2,317	National Grid plc	26,570
911	NMC Health plc ●	2,921
1,728	Rexam plc	12,368
531	Rio Tinto plc	30,965
2,195	Rolls-Royce Holdings plc	31,478
		264,077
	United States - 0.7%
310	Carnival Corp.	11,406

	Total common stocks
	(cost $1,347,239)	$1,511,252

WARRANTS - 0.4%
	Colombia - 0.4%
888	Cemex AP Generis ■	$5,719

	Total warrants
	(cost $5,994)	$5,719

	Total long-term investments (cost $1,353,233)	$1,516,971

SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $50, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $51)
$50	0.19%, 12/31/2012	$50
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $355, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%,
	2042, value of $362)
355	0.23%, 12/31/2012	355
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $111, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $113)
111	0.20%, 12/31/2012	111
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $699, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $713)
699	0.17%, 12/31/2012	699
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $14, collateralized by FNMA 3.00%, 2032, value of $15)
14	0.25%, 12/31/2012	14
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $492, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $501)
492	0.20%, 12/31/2012	492

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.1% - (continued)
	Repurchase Agreements - 0.1% - (continued)
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $430, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $439)
$430	0.21%, 12/31/2012		$430
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $8, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $8)
8	0.17%, 12/31/2012		8
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $29, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $30)
29	0.25%, 12/31/2012		29
			2,188
	Total short-term investments
	(cost $2,188)		$2,188

	Total investments
	(cost $1,355,421) ▲	99.7%	$1,519,159
	Other assets and liabilities	0.3%	4,749
	Total net assets	100.0%	$1,523,908

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $1,369,986 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$184,181
Unrealized Depreciation	(35,008)
Net Unrealized Appreciation	$149,173

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $7,062, which represents 0.5% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $13,383, which represents 0.9% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $113 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

7

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	01/02/2013	BCLY	$200	$200	$–
CAD	Sell	01/03/2013	JPM	248	248	–
CHF	Buy	01/03/2013	CSFB	88	88	–
CHF	Buy	01/04/2013	UBS	25	25	–
EUR	Buy	01/03/2013	DEUT	147	146	(1)
EUR	Buy	01/02/2013	UBS	1,028	1,026	(2)
HKD	Buy	01/02/2013	SCB	86	86	–
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

Hartford International Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$38,278	$–	$38,278	$–
Austria	14,130	–	14,130	–
Belgium	23,001	–	23,001	–
Brazil	39,850	39,850	–	–
Canada	78,939	78,939	–	–
China	45,353	–	45,353	–
Finland	13,016	–	13,016	–
France	226,939	8,691	218,248	–
Germany	32,156	–	32,156	–
Hong Kong	90,863	1,917	88,946	–
India	17,310	7,293	10,017	–
Ireland	18,193	–	18,193	–
Israel	9,215	9,215	–	–
Italy	48,926	–	48,926	–
Japan	161,021	–	161,021	–
Luxembourg	12,222	–	12,222	–
Malaysia	3,801	–	3,801	–
Mexico	4,710	4,710	–	–
Netherlands	11,959	11,959	–	–
Norway	8,531	–	8,531	–
Poland	3,363	3,363	–	–
Portugal	11,900	2,995	8,905	–
Russia	7,591	7,591	–	–
South Korea	54,768	–	54,768	–
Spain	26,879	381	26,498	–
Sweden	62,164	–	62,164	–
Switzerland	147,458	–	147,458	–
Taiwan	23,233	–	23,233	–
United Kingdom	264,077	12,013	252,064	–
United States	11,406	11,406	–	–
Total	1,511,252	200,323	1,310,929	–
Warrants	5,719	–	5,719	–
Short-Term Investments	2,188	–	2,188	–
Total	$1,519,159	$200,323	$1,318,836	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the year ended December 31, 2012, investments valued at $35,834 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

Hartford International Opportunities HLS Fund

Statement of Assets and Liabilities

December 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,355,421)	$1,519,159
Cash	5,219
Foreign currency on deposit with custodian (cost $1,525)	1,509
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	4,346
Fund shares sold	633
Dividends and interest	2,011
Total assets	1,532,877
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	7,581
Fund shares redeemed	1,051
Investment management fees	198
Distribution fees	10
Accrued expenses	126
Total liabilities	8,969
Net assets	$1,523,908
Summary of Net Assets:
Capital stock and paid-in-capital	$2,053,554
Undistributed net investment income	28,599
Accumulated net realized loss	(721,986)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	163,741
Net assets	$1,523,908
Shares authorized	2,625,000
Par value	$0.001
Class IA: Net asset value per share	$12.63
Shares outstanding	103,186
Net assets	$1,303,209
Class IB: Net asset value per share	$12.76
Shares outstanding	17,291
Net assets	$220,699

The accompanying notes are an integral part of these financial statements.

10

Hartford International Opportunities HLS Fund

Statement of Operations

For the Year Ended December 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$44,662
Interest	45
Less: Foreign tax withheld	(4,708)
Total investment income, net	39,999

Expenses:
Investment management fees	10,429
Transfer agent fees	5
Distribution fees - Class IB	572
Custodian fees	135
Accounting services fees	244
Board of Directors' fees	40
Audit fees	31
Other expenses	374
Total expenses (before fees paid indirectly)	11,830
Commission recapture	(44)
Total fees paid indirectly	(44)
Total expenses, net	11,786
Net Investment Income	28,213

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	20,407
Net realized loss on foreign currency contracts	(845)
Net realized loss on other foreign currency transactions	(891)
Net Realized Gain on Investments and Foreign Currency Transactions	18,671

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	235,533
Net unrealized appreciation of foreign currency contracts	5
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	56
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	235,594
Net Gain on Investments and Foreign Currency Transactions	254,265
Net Increase in Net Assets Resulting from Operations	$282,478

The accompanying notes are an integral part of these financial statements.

11

Hartford International Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$28,213	$29,682
Net realized gain on investments and foreign currency transactions	18,671	5,344
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	235,594	(293,187)
Net Increase (Decrease) in Net Assets Resulting from Operations	282,478	(258,161)
Distributions to Shareholders:
From net investment income
Class IA	(24,562)	(686)
Class IB	(3,573)	(122)
Total distributions	(28,135)	(808)
Capital Share Transactions:
Class IA
Sold	85,672	151,842
Issued on reinvestment of distributions	24,562	686
Redeemed	(311,056)	(351,186)
Total capital share transactions	(200,822)	(198,658)
Class IB
Sold	23,016	34,174
Issued on reinvestment of distributions	3,573	122
Redeemed	(76,826)	(90,473)
Total capital share transactions	(50,237)	(56,177)
Net decrease from capital share transactions	(251,059)	(254,835)
Net Increase (Decrease) in Net Assets	3,284	(513,804)
Net Assets:
Beginning of period	1,520,624	2,034,428
End of period	$1,523,908	$1,520,624
Undistributed (distribution in excess of) net investment income	$28,599	$28,134
Shares:
Class IA
Sold	7,362	12,594
Issued on reinvestment of distributions	2,110	62
Redeemed	(26,480)	(29,342)
Total share activity	(17,008)	(16,686)
Class IB
Sold	1,956	2,865
Issued on reinvestment of distributions	303	11
Redeemed	(6,476)	(7,424)
Total share activity	(4,217)	(4,548)

The accompanying notes are an integral part of these financial statements.

12

Hartford International Opportunities HLS Fund

Notes to Financial Statements

December 31, 2012

(000’s Omitted)

1.	Organization:

Hartford International Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

13

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining

14

in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

15

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

16

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

17

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(845)	$—	$—	$—	$—	$(845)
Total	$—	$(845)	$—	$—	$—	$—	$(845)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$5	$—	$—	$—	$—	$5
Total	$—	$5	$—	$—	$—	$—	$5

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

18

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$28,135	$808

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$32,158
Accumulated Capital and Other Losses*	(710,980)
Unrealized Appreciation†	149,176
Total Accumulated Deficit	$(529,646)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

19

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$387
Accumulated Net Realized Gain (Loss)	(387)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$26,254
2016	397,126
2017	287,600
Total	$710,980

During the year ended December 31, 2012, the Fund utilized $10,830 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with

20

the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce

21

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.73%
Class IB	0.98

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.23%	0.23%
Total Return Excluding Payment from Affiliate	33.15%	32.83%

22

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,417,959
Sales Proceeds Excluding U.S. Government Obligations	1,615,402

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

Hartford International Opportunities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$10.72	$0.26		$1.88	$2.14	$(0.23)	$–	$–	$(0.23)	$12.63
IB	10.82	0.25		1.88	2.13	(0.19)	–	–	(0.19)	12.76

For the Year Ended December 31, 2011
IA	12.46	0.21		(1.94)	(1.73)	(0.01)	–	–	(0.01)	10.72
IB	12.61	0.19		(1.97)	(1.78)	(0.01)	–	–	(0.01)	10.82

For the Year Ended December 31, 2010 (E)
IA	11.01	0.13		1.46	1.59	(0.14)	–	–	(0.14)	12.46
IB	11.15	0.11		1.46	1.57	(0.11)	–	–	(0.11)	12.61

For the Year Ended December 31, 2009
IA	8.40	0.19	(G)	2.61	2.80	(0.19)	–	–	(0.19)	11.01
IB	8.51	0.17	(G)	2.64	2.81	(0.17)	–	–	(0.17)	11.15

For the Year Ended December 31, 2008
IA	15.62	0.28		(6.68)	(6.40)	(0.28)	(0.54)	–	(0.82)	8.40
IB	15.78	0.27		(6.76)	(6.49)	(0.24)	(0.54)	–	(0.78)	8.51

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.
(G)	The impact of Payment from Affiliate per share was $0.03.
(H)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

20.20%		$1,303,209	0.74%	0.74%	1.88%	95%
19.89		220,699	0.99	0.99	1.64	–

(13.97)		1,287,917	0.73	0.73	1.66	111
(14.19)		232,707	0.98	0.98	1.41	–

14.49		1,705,757	0.74	0.74	1.19	128	(F)
14.20		328,671	0.99	0.99	0.94	–

33.46	(H)	1,247,179	0.76	0.76	1.68	152
33.13	(H)	216,882	1.01	1.01	1.43	–

(42.25)		1,046,234	0.71	0.71	2.21	158
(42.39)		189,221	0.96	0.96	1.96	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford International Opportunities HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford International Opportunities Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

26

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

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Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hartford International Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,012.23	$3.72	$1,000.00	$1,021.44	$3.74	0.74%	184	366
Class IB	$1,000.00	$1,012.09	$4.99	$1,000.00	$1,020.18	$5.01	0.99%	184	366

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Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford International Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s

31

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund has had some performance challenges, the overall performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

33

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of

34

services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford International Opportunities HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-IO12 2-13 113546 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford MidCap HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford MidCap HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford MidCap HLS Fund* inception 07/14/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview  12/13/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
MidCap IA	19.44%	2.83%	10.74%
MidCap IB	19.14%	2.57%	10.46%
S&P MidCap 400 Index	17.88%	5.15%	10.53%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.71% and 0.96%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

2

Hartford MidCap HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned 19.44% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the S&P MidCap 400 Index, which returned 17.88% for the same period. The Fund also outperformed the 16.07% return of the average fund in the Lipper VP-UF Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Mid cap stocks (+17.9%) outperformed small cap stocks (+16.4%) and large cap stocks (+16.0%) during the period, as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indices, respectively. Growth stocks (+16.1%) trailed Value stocks (+19.2%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns during the twelve-month period. The Health Care (+25.7%), Consumer Discretionary (+22.9%), and Materials (+22.3%) sectors performed best while the Energy (+0.5%), and Utilities (+5.5%) sectors lagged the broader index.

Outperformance versus the benchmark was driven by strong security selection in the Health Care, Energy, and Financials sectors, which more than offset weak stock selection in the Information Technology and Consumer Staples sectors. Sector allocation, which is driven by our bottom-up stock selection process, contributed modestly to relative outperformance during the period primarily based on our overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight allocation to Utilities.

Top contributors to relative performance were Amylin Pharmaceuticals (Health Care) Lincare Holdings (Health Care), and Skyworks Solutions (Information Technology). U.S.-based diabetes drug developer Amylin Pharmaceutical’s shares rose on news that the company rejected a $3.5 billion takeover bid by Bristol-Myers Squibb, which later reported that it would acquire Amylin for $5.3 billion, sending Amylin's share price higher. Lincare Holdings is a respiratory illness treatment company that has been a leader in a growing niche market and generates strong free cash flow. Shares rose dramatically based on the premium acquisition price offered by medical gas company Linde. We eliminated our position after the transaction was announced. Shares of Skyworks Solutions, a semiconductor manufacturer, climbed based on strong earning results. We eliminated the position during the period. Regeneron Pharmaceuticals (Health Care) was another top contributor to absolute performance (i.e. total return).

Top detractors from relative performance were Newfield Exploration (Energy), Western Union (Information Technology), and Rovi Corporation (Information Technology). Shares of U.S.-based oil & gas exploration and production company Newfield Exploration declined after the company missed earnings expectations based on lower production volumes. The company also provided mixed guidance for liquids-rich growth and lower natural gas volumes year-over-year. Shares of Western Union, a U.S.-based electronic payments company, declined during the period after the company reduced earnings guidance as it took aggressive pricing actions in certain key geographies to grow market share. Digital media technology company Rovi offers a wide range of solutions for digital content licensing, protection, and distribution. Shares declined due to a slow ramp up and additional capital requirements for the successful launch of the Rovi Entertainment Store (RES) platform. ADTRAN (Information Technology) also detracted from absolute performance.

What is the outlook?

In keeping with our philosophy, we will continue to emphasize company-specific strengths in our bottom-up stock

3

Hartford MidCap HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

selection approach. We are cautiously optimistic looking forward to the first quarter of 2013; as of December 31, 2012, the portfolio is balanced and well-positioned with high conviction names we believe should be resilient under a variety of economic circumstances.

At the end of the period, our largest overweights relative to the benchmark were in the Health Care and Industrials sectors. Our largest underweights were Financials and Materials.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.6%
Banks (Financials)	4.7
Capital Goods (Industrials)	9.8
Commercial and Professional Services (Industrials)	8.4
Consumer Durables and Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	6.2
Energy (Energy)	10.0
Food and Staples Retailing (Consumer Staples)	0.6
Food, Beverage and Tobacco (Consumer Staples)	1.1
Health Care Equipment and Services (Health Care)	6.0
Household and Personal Products (Consumer Staples)	0.7
Insurance (Financials)	2.5
Materials (Materials)	2.6
Media (Consumer Discretionary)	2.2
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.3
Retailing (Consumer Discretionary)	5.7
Semiconductors and Semiconductor Equipment (Information Technology)	1.0
Software and Services (Information Technology)	11.2
Technology Hardware and Equipment (Information Technology)	3.3
Transportation (Industrials)	3.2
Utilities (Utilities)	2.4
Short-Term Investments	0.2
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9%
	Automobiles and Components - 2.6%
711	Allison Transmission Holdings, Inc.	$14,528
459	Harley-Davidson, Inc.	22,426
		36,954
	Banks - 4.7%
114	Cullen/Frost Bankers, Inc.	6,200
246	East West Bancorp, Inc.	5,278
1,133	First Niagara Financial Group, Inc.	8,986
388	First Republic Bank	12,720
290	M&T Bank Corp.	28,569
47	Signature Bank ●	3,339
		65,092
	Capital Goods - 9.8%
203	AMETEK, Inc.	7,624
222	Carlisle Cos., Inc.	13,017
331	IDEX Corp.	15,417
511	Jacobs Engineering Group, Inc. ●	21,770
502	Lennox International, Inc.	26,353
230	MSC Industrial Direct Co., Inc.	17,369
504	PACCAR, Inc.	22,798
197	Pall Corp.	11,861
		136,209
	Commercial and Professional Services - 8.4%
283	Corrections Corp. of America	10,035
453	Equifax, Inc. ●	24,521
89	IHS, Inc. ●	8,504
564	Manpower, Inc.	23,942
925	Robert Half International, Inc.	29,439
634	Waste Connections, Inc.	21,421
		117,862
	Consumer Durables and Apparel - 3.5%
461	Hasbro, Inc.	16,557
28	NVR, Inc. ●	25,984
194	Ryland Group, Inc.	7,064
		49,605
	Consumer Services - 0.9%
233	Weight Watchers International, Inc.	12,219

	Diversified Financials - 6.2%
191	Greenhill & Co., Inc.	9,922
756	Invesco Ltd.	19,717
309	LPL Financial Holdings, Inc.	8,710
231	Moody's Corp.	11,620
1,034	SEI Investments Co.	24,143
191	T. Rowe Price Group, Inc.	12,440
		86,552
	Energy - 10.0%
411	Atwood Oceanics, Inc. ●	18,827
118	Cabot Oil & Gas Corp.	5,863
418	Chesapeake Energy Corp.	6,955
742	Cobalt International Energy, Inc. ●	18,214
485	Consol Energy, Inc.	15,582
662	Denbury Resources, Inc. ●	10,727
233	Ensco plc	13,830
757	Newfield Exploration Co. ●	20,284
113	Pioneer Natural Resources Co.	12,027
86	Range Resources Corp.	5,384
558	Superior Energy Services, Inc. ●	11,559
		139,252
	Food and Staples Retailing - 0.6%
117	PriceSmart, Inc.	8,991

	Food, Beverage and Tobacco - 1.1%
351	Molson Coors Brewing Co.	15,018

	Health Care Equipment and Services - 6.0%
1,077	Allscripts Healthcare Solutions, Inc. ●	10,148
438	AmerisourceBergen Corp.	18,909
476	Cardinal Health, Inc.	19,599
374	Catamaran Corp. ●	17,608
511	Patterson Cos., Inc.	17,507
		83,771
	Household and Personal Products - 0.7%
286	Herbalife Ltd.	9,407

	Insurance - 2.5%
46	Alleghany Corp. ●	15,409
20	Markel Corp. ●	8,525
279	W.R. Berkley Corp.	10,529
		34,463
	Materials - 2.6%
172	FMC Corp.	10,087
214	Packaging Corp. of America	8,235
63	Sherwin-Williams Co.	9,663
203	Silgan Holdings, Inc.	8,446
		36,431
	Media - 2.2%
367	AMC Networks, Inc. Class A ●	18,144
797	DreamWorks Animation SKG, Inc. ●	13,213
		31,357
	Pharmaceuticals, Biotechnology and Life Sciences - 11.3%
648	Alkermes plc ●	12,000
301	Cubist Pharmaceuticals, Inc. ●	12,658
679	Elan Corp. plc ADR ●	6,932
429	Incyte Corp. ●	7,118
460	Ironwood Pharmaceuticals, Inc. ●	5,106
991	Mylan, Inc. ●	27,219
96	Regeneron Pharmaceuticals, Inc. ●	16,465
153	Salix Pharmaceuticals Ltd. ●	6,203
184	Seattle Genetics, Inc. ●	4,278
387	Vertex Pharmaceuticals, Inc. ●	16,237
190	Waters Corp. ●	16,520
313	Watson Pharmaceuticals, Inc. ●	26,905
		157,641
	Retailing - 5.7%
339	Advance Automotive Parts, Inc.	24,540
597	CarMax, Inc. ●	22,416
209	Joseph A. Bank Clothiers, Inc. ●	8,914
119	Tiffany & Co.	6,803
396	TripAdvisor, Inc. ●	16,627
		79,300
	Semiconductors and Semiconductor Equipment - 1.0%
462	Maxim Integrated Products, Inc.	13,572

	Software and Services - 11.2%
195	ANSYS, Inc. ●	13,111
210	Autodesk, Inc. ●	7,430
229	Citrix Systems, Inc. ●	15,026
140	Factset Research Systems, Inc.	12,307

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9% - (continued)
	Software and Services - 11.2% - (continued)
212	FleetCor Technologies, Inc. ●	$11,377
165	Gartner, Inc. Class A ●	7,584
2,117	Genpact Ltd.	32,812
39	LinkedIn Corp. Class A ●	4,493
368	Micros Systems ●	15,637
811	Vantiv, Inc. ●	16,566
267	VeriSign, Inc. ●	10,349
139	WEX, Inc.	10,448
		157,140
	Technology Hardware and Equipment - 3.3%
226	Amphenol Corp. Class A	14,609
66	FEI Co.	3,640
502	National Instruments Corp.	12,949
247	Trimble Navigation Ltd. ●	14,769
		45,967
	Transportation - 3.2%
355	C.H. Robinson Worldwide, Inc.	22,457
364	Expeditors International of Washington, Inc.	14,405
122	J.B. Hunt Transport Services, Inc.	7,265
		44,127
	Utilities - 2.4%
174	Northeast Utilities	6,792
595	UGI Corp.	19,451
210	Wisconsin Energy Corp.	7,753
		33,996
	Total common stocks
	(cost $1,234,111)	$1,394,926

	Total long-term investments
	(cost $1,234,111)	$1,394,926

SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $64, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $65)
$64	0.19%, 12/31/2012	$64
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $453, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%,
	2042, value of $462)
453	0.23%, 12/31/2012	453
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $142, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $145)
142	0.20%, 12/31/2012	142
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $893, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $911)
893	0.17%, 12/31/2012	893
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $18, collateralized by FNMA 3.00%, 2032, value of $19)
18	0.25%, 12/31/2012	18
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $628, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $641)
628	0.20%, 12/31/2012	628
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $550, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $561)
550	0.21%, 12/31/2012	550
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $11, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $11)
11	0.17%, 12/31/2012	11
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $37, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $38)
37	0.25%, 12/31/2012	37
		2,796
	Total short-term investments
	(cost $2,796)	$2,796

Total investments
(cost $1,236,907) ▲	100.1%	$1,397,722
Other assets and liabilities	(0.1)%	(1,504)
Total net assets	100.0%	$1,396,218

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $1,246,737 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$207,890
Unrealized Depreciation	(56,905)
Net Unrealized Appreciation	$150,985

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,394,926	$1,394,926	$—	$—
Short-Term Investments	2,796	—	2,796	—
Total	$1,397,722	$1,394,926	$2,796	$—

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,236,907)	$1,397,722
Cash	6
Receivables:
Investment securities sold	1,481
Fund shares sold	639
Dividends and interest	360
Total assets	1,400,208
Liabilities:
Payables:
Investment securities purchased	1,796
Fund shares redeemed	1,966
Investment management fees	183
Distribution fees	3
Accrued expenses	42
Total liabilities	3,990
Net assets	$1,396,218
Summary of Net Assets:
Capital stock and paid-in-capital	$1,199,691
Undistributed net investment income	260
Accumulated net realized gain	35,452
Unrealized appreciation of investments	160,815
Net assets	$1,396,218
Shares authorized	2,400,000
Par value	$0.001
Class IA: Net asset value per share	$28.16
Shares outstanding	47,069
Net assets	$1,325,221
Class IB: Net asset value per share	$27.95
Shares outstanding	2,540
Net assets	$70,997

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$21,465
Interest	12
Less: Foreign tax withheld	(4)
Total investment income, net	21,473

Expenses:
Investment management fees	9,554
Transfer agent fees	5
Distribution fees - Class IB	186
Custodian fees	11
Accounting services fees	139
Board of Directors' fees	38
Audit fees	16
Other expenses	142
Total expenses (before fees paid indirectly)	10,091
Commission recapture	(72)
Total fees paid indirectly	(72)
Total expenses, net	10,019
Net Investment Income	11,454

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	115,870
Net realized loss on foreign currency contracts	(14)
Net realized gain on other foreign currency transactions	44
Net Realized Gain on Investments and Foreign Currency Transactions	115,900

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	113,137
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	113,137
Net Gain on Investments and Foreign Currency Transactions	229,037
Net Increase in Net Assets Resulting from Operations	$240,491

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$11,454	$7,763
Net realized gain on investments and foreign currency transactions	115,900	236,884
Net unrealized appreciation (depreciation) of investments	113,137	(382,149)
Net Increase (Decrease) in Net Assets Resulting from Operations	240,491	(137,502)
Distributions to Shareholders:
From net investment income
Class IA	(10,752)	(10,115)
Class IB	(400)	(147)
Total distributions	(11,152)	(10,262)
Capital Share Transactions:
Class IA
Sold	143,048	178,223
Issued on reinvestment of distributions	10,752	10,115
Redeemed	(257,552)	(554,640)
Total capital share transactions	(103,752)	(366,302)
Class IB
Sold	15,835	16,499
Issued on reinvestment of distributions	400	147
Redeemed	(28,049)	(66,782)
Total capital share transactions	(11,814)	(50,136)
Net decrease from capital share transactions	(115,566)	(416,438)
Net Increase (Decrease) in Net Assets	113,773	(564,202)
Net Assets:
Beginning of period	1,282,445	1,846,647
End of period	$1,396,218	$1,282,445
Undistributed (distribution in excess of)
net investment income	$260	$896
Shares:
Class IA
Sold	5,211	6,643
Issued on reinvestment of distributions	384	433
Redeemed	(9,535)	(22,270)
Total share activity	(3,940)	(15,194)
Class IB
Sold	600	621
Issued on reinvestment of distributions	14	6
Redeemed	(1,049)	(2,487)
Total share activity	(435)	(1,860)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford MidCap HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

12

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including

13

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

14

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets

15

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(14)	$—	$—	$—	$—	$(14)
Total	$—	$(14)	$—	$—	$—	$—	$(14)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

16

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$11,152	$10,262

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$260
Undistributed Long-Term Capital Gain	45,282
Unrealized Appreciation*	150,985
Total Accumulated Earnings	$196,527

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(938)
Accumulated Net Realized Gain (Loss)	2,401
Capital Stock and Paid-in-Capital	(1,463)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the Fund utilized $59,008 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a

18

sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.71%
Class IB	0.96

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution

19

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	30.92%	30.59%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$698,630
Sales Proceeds Excluding U.S. Government Obligations	803,735

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

20

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

Hartford MidCap HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$23.77	$0.24		$4.38	$4.62	$(0.23)	$–	$–	$(0.23)	$28.16
IB	23.59	0.17		4.35	4.52	(0.16)	–	–	(0.16)	27.95
For the Year Ended December 31, 2011
IA	26.01	0.15		(2.20)	(2.05)	(0.19)	–	–	(0.19)	23.77
IB	25.74	0.07		(2.17)	(2.10)	(0.05)	–	–	(0.05)	23.59
For the Year Ended December 31, 2010
IA	21.12	0.10		4.85	4.95	(0.06)	–	–	(0.06)	26.01
IB	20.92	0.04		4.79	4.83	(0.01)	–	–	(0.01)	25.74
For the Year Ended December 31, 2009
IA	16.21	0.12	(E)	4.89	5.01	(0.10)	–	–	(0.10)	21.12
IB	16.06	0.05	(E)	4.86	4.91	(0.05)	–	–	(0.05)	20.92
For the Year Ended December 31, 2008
IA	26.34	0.12		(9.03)	(8.91)	(0.12)	(1.10)	–	(1.22)	16.21
IB	26.08	0.06		(8.92)	(8.86)	(0.06)	(1.10)	–	(1.16)	16.06

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	The impact of Payment from Affiliate per share was $0.01.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

19.44%		$1,325,221	0.71%	0.71%	0.84%	51%
19.14		70,997	0.96	0.96	0.59	–

(7.92)		1,212,257	0.71	0.71	0.48	69
(8.16)		70,188	0.96	0.96	0.18	–

23.45		1,722,182	0.70	0.70	0.44	52
23.15		124,465	0.95	0.95	0.12	–

30.96	(F)	1,490,852	0.72	0.72	0.48	82
30.62	(F)	173,205	0.97	0.97	0.23	–

(35.32)		1,552,741	0.69	0.69	0.51	92
(35.49)		169,328	0.94	0.94	0.26	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 15, 2013

24

Hartford MidCap HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford MidCap HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford MidCap HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.21	$3.58	$1,000.00	$1,021.56	$3.61	0.71%	184	366
Class IB	$1,000.00	$1,007.08	$4.84	$1,000.00	$1,020.31	$4.88	0.96%	184	366

28

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1- and 3-year periods and that its performance was in line with the peer group and benchmark for the 5-year period. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided

30

to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

31

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund

32

performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford MidCap HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

34

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MC12 2-13 113547 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford MidCap Value HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford MidCap Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford MidCap Value HLS Fund* inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview  12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
MidCap Value IA	24.95%	4.19%	10.48%
MidCap Value IB	24.64%	3.93%	10.21%
Russell 2500 Value Index	19.21%	4.54%	10.20%
Russell Midcap Value Index	16.07%	3.36%	10.40%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.83% and 1.08%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.83% and 1.08%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus

2

Hartford MidCap Value HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 24.95% for the twelve-month period ended December 31, 2012 outperforming its benchmark, the Russell 2500 Value Index, which returned 19.21% for the same period. The Fund also outperformed the 17.33% return of the average fund in the Lipper VP-UF Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well-received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

During the period, mid cap equities (+18%) outperformed small caps (+16%) and large caps (+16%) as represented by the S&P MidCap 400, Russell 2000, S&P 500 Indices, respectively. All ten sectors in the Russell 2500 Value Index gained during the period, with Consumer Discretionary (+35%), Health Care (+22%), and Industrials (+20%) performing the best. Energy (+3%) and Utilities (+6%) lagged on a relative basis.

The Fund’s relative outperformance versus the index was primarily driven by strong stock selection within the Financials, Materials, and Information Technology sectors, which substantially outweighed modestly weaker stock selection within Consumer Staples and Energy. Overall sector allocation, a result of bottom-up security selection, detracted modestly from relative returns, in part due to our overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in Energy and our underweight to Financials. A modest cash position was also a detractor in an upward trending market.

The largest contributors to benchmark-relative performance included Louisiana Pacific (Materials), PHH (Financials), and Lennar (Consumer Discretionary). While these companies are grouped in three different sectors, each stock was in the portfolio for a very similar reason over the year; our anticipated recovery in the U.S. housing market. Shares of Louisiana Pacific, a building product manufacturer focused on oriented strand board (OSB) siding and panel products, moved higher due to an increase in OSB prices compared to last year and improving home construction data. Shares of PHH, a mortgage originator, gained during the period after closing on a $250 million convertible senior note offering and announcing new appointments to its board of directors. Shares of Lennar, a U.S. homebuilder, rose during the period as housing fundamentals across the U.S. began to improve.

The largest detractors from benchmark-relative returns included Lone Pine Resources (Energy), Arrow Electronics (Information Technology), and Newfield Exploration (Energy). Shares of Lone Pine Resources, a Canada-based company engaged in the exploration, development, and production of oil and gas properties, declined during the period after it reported weak first and second quarter results. Investors were also concerned that its bank line of credit would be reduced during August as well as the potential that the company could face a debt covenant issue during 2013. Arrow Electronics is a provider of products, services and solutions to industrial and commercial users of electronic components and enterprise computing solutions. Weak component demand in Europe and Asia led to disappointing quarterly results and a cautious outlook. This, combined with negative macroeconomic data, weighed on Arrow's shares. Shares of Newfield Exploration, an independent oil and natural gas exploration and production company, declined after the company reported that international oil production may drop by as much as 25% next year. Sealed Air (Materials) detracted from the Fund’s absolute returns.

What is the outlook?

The fiscal cliff package recently signed into law resolved uncertainty around individual taxes but not much else. The upcoming debate on spending cuts and the debt ceiling will be highly contentious, but we believe it will ultimately produce a

3

Hartford MidCap Value HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

solution that results in modest Gross Domestic Product growth for 2013. The odds of meaningful entitlement reform have dropped in our view.

Economic data have strengthened, as evidenced by the rise in the global Purchasing Manager Index over the past several months. Industrial momentum in China is rebounding, Europe is expected to recover gradually, and the U.S. has some offsets to higher taxes from rebuilding post- Hurricane Sandy, housing recovery, and a bit more clarity for Chief Executive Officers considering hiring and investment decisions. The fourth quarters of 2012 earnings expectations have been lowered creating a healthier backdrop for the upcoming reporting period. We expect the Fed will continue QE3 until jobs growth reaches 200,000/month on a sustainable basis.

As of the end of the period we were most overweight in the Health Care, Materials, and Information Technology sectors and most underweight in the Financials, Utilities, and Consumer Discretionary sectors.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	7.6%
Capital Goods (Industrials)	14.0
Consumer Durables and Apparel (Consumer Discretionary)	7.0
Diversified Financials (Financials)	2.9
Energy (Energy)	7.0
Food, Beverage and Tobacco (Consumer Staples)	3.0
Health Care Equipment and Services (Health Care)	5.9
Insurance (Financials)	8.6
Materials (Materials)	8.9
Media (Consumer Discretionary)	0.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	4.0
Real Estate (Financials)	8.2
Retailing (Consumer Discretionary)	1.7
Semiconductors and Semiconductor Equipment (Information Technology)	4.9
Software and Services (Information Technology)	1.6
Technology Hardware and Equipment (Information Technology)	4.5
Transportation (Industrials)	1.2
Utilities (Utilities)	6.5
Short-Term Investments	1.0
Other Assets and Liabilities	0.7
Total	100.0%

4

Hartford MidCap Value HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Banks - 7.6%
187	BankUnited, Inc.	$4,580
243	Beneficial Mutual Bancorp, Inc. ●	2,309
162	Comerica, Inc.	4,918
78	EverBank Financial Corp.	1,166
247	First Midwest Bancorp, Inc.	3,090
45	Iberiabank Corp.	2,186
85	Popular, Inc. ●	1,774
921	Regions Financial Corp.	6,558
307	Zions Bancorporation	6,570
		33,151
	Capital Goods - 14.0%
113	AGCO Corp. ●	5,541
261	Barnes Group, Inc.	5,854
56	Chicago Bridge & Iron Co. N.V.	2,605
62	Dover Corp.	4,048
98	Esterline Technologies Corp. ●	6,252
97	Hubbell, Inc. Class B	8,217
151	KBR, Inc.	4,524
171	Pentair Ltd.	8,419
86	Teledyne Technologies, Inc. ●	5,563
69	URS Corp.	2,713
111	WESCO International, Inc. ●	7,485
		61,221
	Consumer Durables and Apparel - 7.0%
163	Lennar Corp.	6,311
177	Mattel, Inc.	6,467
276	Newell Rubbermaid, Inc.	6,155
2,777	Samsonite International S.A.	5,829
182	Toll Brothers, Inc. ●	5,884
		30,646
	Diversified Financials - 2.9%
179	Invesco Ltd.	4,667
355	PHH Corp. ●	8,065
452	Solar Cayman Ltd. ⌂■●†	32
		12,764
	Energy - 7.0%
347	Cobalt International Energy, Inc. ●	8,515
114	Consol Energy, Inc.	3,672
58	Japan Petroleum Exploration Co., Ltd.	2,038
102	Newfield Exploration Co. ●	2,737
317	Ocean Rig UDW, Inc. ●	4,742
155	QEP Resources, Inc.	4,677
326	Trican Well Service Ltd.	4,305
		30,686
	Food, Beverage and Tobacco - 3.0%
88	Bunge Ltd. Finance Corp.	6,368
35	Dr. Pepper Snapple Group	1,546
81	Ingredion, Inc.	5,225
		13,139
	Health Care Equipment and Services - 5.9%
90	AmerisourceBergen Corp.	3,903
613	Boston Scientific Corp. ●	3,513
289	Brookdale Senior Living, Inc. ●	7,310
126	CIGNA Corp.	6,752
47	Universal Health Services, Inc. Class B	2,292
176	Vanguard Health Systems, Inc. ●	2,153
		25,923
	Insurance - 8.6%
51	Everest Re Group Ltd.	5,586
24	Hanover Insurance Group, Inc.	945
77	Platinum Underwriters Holdings Ltd.	3,540
188	Principal Financial Group, Inc.	5,370
166	Reinsurance Group of America, Inc.	8,890
377	Unum Group	7,849
221	XL Group plc	5,538
		37,718
	Materials - 8.9%
69	Cabot Corp.	2,745
73	Celanese Corp.	3,246
54	FMC Corp.	3,154
769	Incitec Pivot Ltd.	2,621
289	Louisiana-Pacific Corp. ●	5,587
232	Methanex Corp. ADR	7,394
95	Owens-Illinois, Inc. ●	2,019
199	Packaging Corp. of America	7,648
252	Rexam plc	1,802
2,507	Yingde Gases	2,570
		38,786
	Media - 0.8%
97	Virgin Media, Inc.	3,554

	Pharmaceuticals, Biotechnology and Life Sciences - 4.0%
718	Almirall S.A.	7,095
263	Impax Laboratories, Inc. ●	5,397
83	UCB S.A.	4,764
		17,256
	Real Estate - 8.2%
181	American Assets Trust, Inc. REIT	5,050
579	BR Properties S.A.	7,210
79	Equity Lifestyle Properties, Inc. REIT	5,316
255	Forest City Enterprises, Inc. Class A ●	4,120
167	Hatteras Financial Corp. REIT	4,153
107	Iguatemi Empresa de Shopping Centers S.A.	1,422
300	Weyerhaeuser Co. REIT	8,352
		35,623
	Retailing - 1.7%
5,788	Buck Holdings L.P. ⌂●†	4,140
9	Family Dollar Stores, Inc.	583
72	Men's Wearhouse, Inc.	2,241
11	Ross Stores, Inc.	574
		7,538
	Semiconductors and Semiconductor Equipment - 4.9%
225	Avago Technologies Ltd.	7,111
338	Microsemi Corp. ●	7,116
426	Teradyne, Inc. ●	7,186
		21,413
	Software and Services - 1.6%
206	Booz Allen Hamilton Holding Corp.	2,873
85	Check Point Software Technologies Ltd. ADR ●	4,068
		6,941
	Technology Hardware and Equipment - 4.5%
298	Arrow Electronics, Inc. ●	11,352
71	Harris Corp.	3,466
114	SanDisk Corp. ●	4,966
		19,784

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap Value HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Transportation - 1.2%
427	Delta Air Lines, Inc. ●		$5,070

	Utilities - 6.5%
104	Alliant Energy Corp.		4,554
124	Great Plains Energy, Inc.		2,527
350	N.V. Energy, Inc.		6,345
155	Northeast Utilities		6,061
189	UGI Corp.		6,179
70	Wisconsin Energy Corp.		2,568
			28,234
	Total common stocks
	(cost $355,142)		$429,447

	Total long-term investments
	(cost $355,142)		$429,447

SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $101, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $103)
$101	0.19%, 12/31/2012		$101
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $720, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $735)
720	0.23%, 12/31/2012		720
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $225, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $230)
225	0.20%, 12/31/2012		225
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,419, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $1,447)
1,419	0.17%, 12/31/2012		1,419
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $29, collateralized by FNMA 3.00%, 2032, value of $30)
29	0.25%, 12/31/2012		29
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $999, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $1,018)
999	0.20%, 12/31/2012		999
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $874, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $892)
874	0.21%, 12/31/2012		874
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $17, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $17)
17	0.17%, 12/31/2012		17
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $60, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $61)
60	0.25%, 12/31/2012		60
			4,444
	Total short-term investments
	(cost $4,444)		$4,444

	Total investments
	(cost $359,586) ▲	99.3%	$433,891
	Other assets and liabilities	0.7%	3,039
	Total net assets	100.0%	$436,930

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $365,745 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$81,830
Unrealized Depreciation	(13,684)
Net Unrealized Appreciation	$68,146

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $4,172, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $32, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$1,035
03/2007	452	Solar Cayman Ltd. - 144A	132

At December 31, 2012, the aggregate value of these securities was $4,172, which represents 1.0% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	01/04/2013	UBS	$11	$11	$–
CAD	Sell	01/03/2013	JPM	18	18	–
EUR	Sell	01/03/2013	DEUT	28	28	–
EUR	Sell	01/04/2013	DEUT	8	8	–
GBP	Sell	01/03/2013	DEUT	4	4	–
GBP	Sell	01/04/2013	DEUT	3	3	–
HKD	Sell	01/03/2013	DEUT	33	33	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap Value HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap Value HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$429,447	$398,556	$26,719	$4,172
Short-Term Investments	4,444	–	4,444	–
Total	$433,891	$398,556	$31,163	$4,172
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012
Assets:
Common Stocks	$13,116	$3,262	$(660	)*	$—	$—	$(11,546)	$—	$—	$4,172
Total	$13,116	$3,262	$(660)		$—	$—	$(11,546)	$—	$—	$4,172

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(6,438).

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap Value HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $359,586)	$433,891
Cash	5
Foreign currency on deposit with custodian (cost $13)	13
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	3,828
Fund shares sold	132
Dividends and interest	336
Total assets	438,205
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	698
Fund shares redeemed	469
Investment management fees	66
Distribution fees	5
Accrued expenses	37
Total liabilities	1,275
Net assets	$436,930
Summary of Net Assets:
Capital stock and paid-in-capital	$385,889
Undistributed net investment income	4,238
Accumulated net realized loss	(27,502)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	74,305
Net assets	$436,930
Shares authorized	1,200,000
Par value	$0.001
Class IA: Net asset value per share	$11.65
Shares outstanding	27,797
Net assets	$323,934
Class IB: Net asset value per share	$11.59
Shares outstanding	9,751
Net assets	$112,996

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap Value HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$8,625
Interest	13
Less: Foreign tax withheld	(94)
Total investment income, net	8,544

Expenses:
Investment management fees	3,638
Transfer agent fees	2
Distribution fees - Class IB	294
Custodian fees	21
Accounting services fees	45
Board of Directors' fees	13
Audit fees	13
Other expenses	122
Total expenses (before fees paid indirectly)	4,148
Commission recapture	(20)
Total fees paid indirectly	(20)
Total expenses, net	4,128
Net Investment Income	4,416

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	41,891
Net realized gain on foreign currency contracts	32
Net realized loss on other foreign currency transactions	(39)
Net Realized Gain on Investments and Foreign Currency Transactions	41,884

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	57,148
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	57,149
Net Gain on Investments and Foreign Currency Transactions	99,033
Net Increase in Net Assets Resulting from Operations	$103,449

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$4,416	$2,772
Net realized gain on investments and foreign currency transactions	41,884	74,878
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	57,149	(123,016)
Net Increase (Decrease) in Net Assets Resulting from Operations	103,449	(45,366)
Distributions to Shareholders:
From net investment income
Class IA	(3,876)	(40)
Class IB	(1,020)	(14)
Total distributions	(4,896)	(54)
Capital Share Transactions:
Class IA
Sold	20,918	30,432
Issued on reinvestment of distributions	3,876	40
Redeemed	(116,036)	(117,488)
Total capital share transactions	(91,242)	(87,016)
Class IB
Sold	7,023	11,942
Issued on reinvestment of distributions	1,020	14
Redeemed	(36,570)	(47,153)
Total capital share transactions	(28,527)	(35,197)
Net decrease from capital share transactions	(119,769)	(122,213)
Net Decrease in Net Assets	(21,216)	(167,633)
Net Assets:
Beginning of period	458,146	625,779
End of period	$436,930	$458,146
Undistributed (distribution in excess of) net investment income	$4,238	$3,414
Shares:
Class IA
Sold	1,942	2,960
Issued on reinvestment of distributions	357	4
Redeemed	(10,694)	(11,556)
Total share activity	(8,395)	(8,592)
Class IB
Sold	652	1,173
Issued on reinvestment of distributions	94	1
Redeemed	(3,421)	(4,645)
Total share activity	(2,675)	(3,471)

The accompanying notes are an integral part of these financial statements.

12

Hartford MidCap Value HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford MidCap Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

13

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or

14

alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

15

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase

16

certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

17

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$32	$—	$—	$—	$—	$32
Total	$—	$32	$—	$—	$—	$—	$32

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$4,896	$54

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,257
Accumulated Capital and Other Losses*	(23,362)
Unrealized Appreciation†	68,146
Total Accumulated Earnings	$51,041

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,304
Accumulated Net Realized Gain (Loss)	(1,304)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$4,700
2017	18,662
Total	$23,362

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  During the year ended December 31, 2012, the Fund utilized $37,899 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s

20

investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $1.5 billion	0.6750%
On next $2.5 billion	0.6700%
On next $5 billion	0.6650%
Over $10 billion	0.6600%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce

21

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.84%
Class IB	1.09

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	44.18%	43.82%

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8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$199,154
Sales Proceeds Excluding U.S. Government Obligations	321,054

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

Hartford MidCap Value HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$–	$–	$(0.13)	$11.65
IB	9.38	0.10	2.21	2.31	(0.10)	–	–	(0.10)	11.59

For the Year Ended December 31, 2011
IA	10.32	0.07	(0.95)	(0.88)	–	–	–	–	9.44
IB	10.29	0.04	(0.95)	(0.91)	–	–	–	–	9.38

For the Year Ended December 31, 2010 (E)
IA	8.33	0.05	2.00	2.05	(0.06)	–	–	(0.06)	10.32
IB	8.30	0.03	1.99	2.02	(0.03)	–	–	(0.03)	10.29

For the Year Ended December 31, 2009
IA	5.82	0.07	2.50	2.57	(0.06)	–	–	(0.06)	8.33
IB	5.80	0.05	2.49	2.54	(0.04)	–	–	(0.04)	8.30

For the Year Ended December 31, 2008
IA	12.34	0.07	(4.35)	(4.28)	(0.06)	(2.18)	–	(2.24)	5.82
IB	12.30	0.05	(4.33)	(4.28)	(0.04)	(2.18)	–	(2.22)	5.80

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

24.95%		$323,934	0.85%	0.85%	1.03%	45%
24.64		112,996	1.10	1.10	0.79	–

(8.56)		341,583	0.83	0.83	0.57	43
(8.79)		116,563	1.08	1.08	0.32	–

24.67		462,281	0.85	0.85	0.57	57	(F)
24.36		163,498	1.10	1.10	0.30	–

44.19	(G)	348,742	0.86	0.86	0.87	50
43.83	(G)	145,920	1.11	1.11	0.62	–

(40.21)		301,896	0.81	0.81	0.82	51
(40.36)		128,483	1.06	1.06	0.57	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap Value HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

26

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford MidCap Value HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,011.90	$4.30	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class IB	$1,000.00	$1,011.76	$5.56	$1,000.00	$1,019.61	$5.58	1.10%	184	366

30

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

34

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford MidCap Value HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MCV12 2-13 113548 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Money Market HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Money Market HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 9.7%
Finance and Insurance - 9.7%
	Commercial Banking - 2.5%
	Sumitomo Mitsui Banking Corp.
$24,000	0.28%, 02/07/2013	$24,000
24,000	0.33%, 03/07/2013	24,000
		48,000
	Depository Credit Banking - 3.1%
	Toronto-Dominion Bank New York
19,500	0.19%, 01/28/2013	19,500
19,500	0.31%, 07/26/2013 Δ	19,500
19,500	0.40%, 09/13/2013 Δ	19,500
		58,500
	International Trade Financing (Foreign Banks) - 1.9%
	Royal Bank of Canada
15,500	0.40%, 01/03/2014 Δ	15,500
19,500	0.50%, 07/30/2013 Δ	19,500
		35,000
	Real Estate Credit (Mortgage Banking) - 2.2%
	Svenska Handelsbanken, Inc.
41,000	0.24%, 03/05/2013 - 03/27/2013	41,000

	Total certificates of deposit
	(cost $182,500)	$182,500

COMMERCIAL PAPER - 25.1%
Beverage and Tobacco Product Manufacturing - 2.0%
	Beverage Manufacturing - 2.0%
	Coca-Cola Co.
$12,500	0.23%, 03/22/2013	$12,494
12,500	0.24%, 03/01/2013	12,495
11,500	0.27%, 02/04/2013	11,497
		36,486
Finance and Insurance - 23.1%
	Commercial Banking - 13.3%
	Bank of Tokyo-Mitsubishi UFJ Ltd.
19,400	0.27%, 04/04/2013	19,386
19,400	0.37%, 01/23/2013	19,396
19,500	0.39%, 02/27/2013	19,488
	Commonwealth Bank of Australia
20,750	0.22%, 02/21/2013	20,744
20,750	0.27%, 05/08/2013	20,730
	Nordea North America, Inc.
32,250	0.22%, 03/13/2013	32,236
	Old Line Funding LLC
13,750	0.21%, 03/18/2013 ■	13,744
9,750	0.22%, 01/22/2013	9,748
19,250	0.22%, 04/24/2013 ■	19,237
	State Street Corp.
19,500	0.14%, 01/04/2013	19,500
21,000	0.22%, 04/03/2013	20,988
15,250	0.24%, 04/05/2013	15,240
	U.S. Bank
20,000	0.29%, 01/16/2013	19,998
		250,435
	Consumer Lending - 2.5%
	Straight-A Funding LLC
20,000	0.17%, 01/17/2013 ■	19,998
27,000	0.19%, 03/18/2013 ■	26,989
		46,987
	International Trade Financing (Foreign Banks) - 3.5%
	Export Development Canada
16,250	0.17%, 02/26/2013	16,245
	Kreditanstalt fuer Wiederaufbau
19,250	0.13%, 01/10/2013	19,249
29,500	0.21%, 02/19/2013 ■	29,492
		64,986
	Nondepository Credit Banking - 3.8%
	General Electric Capital Corp.
15,500	0.22%, 04/02/2013	15,492
15,500	0.32%, 02/11/2013	15,494
	Toyota Motor Credit Corp.
19,500	0.21%, 02/26/2013	19,494
21,000	0.28%, 03/19/2013	20,987
		71,467
		433,875
	Total commercial paper
	(cost $470,361)	$470,361

CORPORATE NOTES - 8.5%
Finance and Insurance - 8.5%
	Depository Credit Banking - 1.1%
	Wells Fargo Bank NA
$10,000	0.36%, 01/17/2014 Δ	$10,000
10,250	0.38%, 01/22/2014 Δ	10,250
		20,250
	Insurance Carriers - 1.0%
	MetLife Global Funding I
19,500	0.52%, 06/10/2013 ■ Δ	19,500

	International Trade Financing (Foreign Banks) - 3.1%
	Export Development Canada
38,400	0.21%, 01/29/2013 - 02/15/2013 ■	38,420
	International Bank for Reconstruction & Development
19,250	0.11%, 01/22/2013	19,249
		57,669
	Nondepository Credit Banking - 0.8%
	General Electric Capital Corp.
15,929	0.33%, 05/01/2013	16,166

	Securities and Commodity Contracts and Brokerage - 2.5%
	JP Morgan Chase & Co.
30,000	0.34%, 05/01/2013	30,442
	JP Morgan Chase Bank
15,750	0.39%, 06/18/2013 Δ	15,750
		46,192
		159,777
	Total corporate notes
	(cost $159,777)	$159,777

FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
	Canada - 3.6%
	Ontario (Province of)
$10,000	0.14%, 01/16/2013	$9,999
15,500	0.16%, 02/14/2013	15,497

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
	Canada - 3.6% - (continued)
	Quebec (Province of)
$41,000	0.17%, 02/21/2013 - 03/01/2013	$40,990
		66,486
	Total foreign government obligations
	(cost $66,486)	$66,486

OTHER POOLS AND FUNDS - 0.0%
—	JP Morgan U.S. Government Money Market Fund	$—

	Total other pools and funds
	(cost $–)	$—

REPURCHASE AGREEMENTS - 27.3%
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $30,000, collateralized by U.S. Treasury Note 0.63%, 2017, value of $30,600)
$30,000	0.15% dated 12/31/2012	$30,000
	RBS Greenwich Capital Markets TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $162,702, collateralized by U.S. Treasury Note 0.38% - 1.25%, 2011 - 2012, value of $165,959)
162,700	0.18% dated 12/31/2012	162,700
Royal Bank of Canada TriParty Repurchase
Agreement (maturing on 01/02/2013 in
the amount of $160,001, collateralized by
U.S. Treasury Bill 0.14%, 2013, U.S.
Treasury Note 0.25%, 2015, value of
	$163,200)
160,000	0.15% dated 12/31/2012	160,000
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $160,002, collateralized by U.S. Treasury Note 0.25%, 2014, value of $163,200)
160,000	0.17% dated 12/31/2012	160,000

	Total repurchase agreements
	(cost $512,700)	$512,700

U.S. GOVERNMENT AGENCIES - 3.4%
	FHLMC - 1.0%
$19,000	0.15%, 02/28/2013	$18,995

	FNMA - 2.4%
34,500	0.12%, 02/27/2013	34,493
10,800	0.13%, 01/16/2013	10,800
		45,293

	Total U.S. government agencies
	(cost $64,288)	$64,288

U.S. GOVERNMENT SECURITIES - 22.9%
	Other Direct Federal Obligations - 4.1%
	FHLB
$38,500	0.13%, 03/01/2013		$38,492
19,500	0.13%, 02/01/2013		19,498
19,000	0.14%, 01/18/2013		18,998
			76,988
	U.S. Treasury Notes - 18.8%
85,000	0.14%, 02/28/2013		85,067
57,750	0.15%, 02/15/2013 - 04/30/2013		57,840
38,750	0.16%, 03/15/2013		38,846
85,000	0.18%, 04/15/2013		85,386
85,000	0.22%, 01/15/2013		85,040
			352,179
	Total U.S. government securities
	(cost $429,167)		$429,167

	Total investments
	(cost $1,885,279) ▲	100.5%	$1,885,279
	Other assets and liabilities	(0.5)%	(9,157)
	Total net assets	100.0%	$1,876,122

The accompanying notes are an integral part of these financial statements.

3

Hartford Money Market HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 20.0% of total net assets at December 31, 2012.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $167,380, which represents 8.9% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

4

Hartford Money Market HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$182,500	$–	$182,500	$–
Commercial Paper	470,361	–	470,361	–
Corporate Notes	159,777	–	159,777	–
Foreign Government Obligations	66,486	–	66,486	–
Other Pools and Funds	–	–	–	–
Repurchase Agreements	512,700	–	512,700	–
U.S. Government Agencies	64,288	–	64,288	–
U.S. Government Securities	429,167	–	429,167	–
Total	$1,885,279	$–	$1,885,279	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

Hartford Money Market HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,372,579)	$1,372,579
Investments in repurchase agreements, at market value (cost $512,700)	512,700
Cash	1
Receivables:
Fund shares sold	3,195
Dividends and interest	2,026
Other assets	80
Total assets	1,890,581
Liabilities:
Payables:
Fund shares redeemed	14,250
Investment management fees	144
Accrued expenses	65
Total liabilities	14,459
Net assets	$1,876,122
Summary of Net Assets:
Capital stock and paid-in-capital	$1,876,122
Accumulated net realized gain	—
Net assets	$1,876,122
Shares authorized	14,000,000
Par value	$0.001
Class IA: Net asset value per share	$1.00
Shares outstanding	1,603,657
Net assets	$1,603,657
Class IB: Net asset value per share	$1.00
Shares outstanding	272,465
Net assets	$272,465

The accompanying notes are an integral part of these financial statements.

6

Hartford Money Market HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	3,694
Total investment income, net	3,694

Expenses:
Investment management fees	8,220
Transfer agent fees	2
Custodian fees	4
Accounting services fees	205
Board of Directors' fees	55
Audit fees	14
Other expenses	216
Total expenses (before waivers and fees paid indirectly)	8,716
Expense waivers	(5,017)
Custodian fee offset	—
Total waivers and fees paid indirectly	(5,017)
Total expenses, net	3,699
Net Investment Loss	(5)

Net Realized Gain on Investments:
Net realized gain on investments	5
Net Realized Gain on Investments	5
Net Gain on Investments	5
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

Hartford Money Market HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment loss	$(5)	$—
Net realized gain on investments	5	—
Net Increase in Net Assets Resulting from Operations	—	—
Capital Share Transactions:
Class IA
Sold	1,183,777	1,775,191
Redeemed	(1,550,432)	(1,890,893)
Total capital share transactions	(366,655)	(115,702)
Class IB
Sold	156,549	267,452
Redeemed	(260,732)	(310,323)
Total capital share transactions	(104,183)	(42,871)
Net decrease from capital share transactions	(470,838)	(158,573)
Net Decrease in Net Assets	(470,838)	(158,573)
Net Assets:
Beginning of period	2,346,960	2,505,533
End of period	$1,876,122	$2,346,960
Undistributed (distribution in excess of) net investment income	$—	$—
Shares:
Class IA
Sold	1,183,777	1,775,191
Redeemed	(1,550,432)	(1,890,893)
Total share activity	(366,655)	(115,702)
Class IB
Sold	156,549	267,452
Redeemed	(260,732)	(310,323)
Total share activity	(104,183)	(42,871)

The accompanying notes are an integral part of these financial statements.

8

Hartford Money Market HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.    Organization:

Hartford Money Market HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

9

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 5% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

11

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. No distributions were made in the current or prior year.

12

c)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies (PFIC), expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$5
Accumulated Net Realized Gain (Loss)	(5)

d)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

e)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Hartford Investment Management.

13

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

The Investment Manager has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver is voluntary and can be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.18%
Class IB	0.18

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

14

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees through February 28, 2013. The Fund’s action results in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board of Directors’ action can be changed at any time.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended December 31, 2012, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $151,059,800 and $151,521,088, respectively.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

Hartford Money Market HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$1.00	$–	$–	$–	$–	$–	$–	$–	$1.00
IB	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2011
IA	1.00	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2010
IA	1.00	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2009
IA	1.00	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2008
IA	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
IB	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.

16

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

–%	$1,603,657	0.42%	0.18%	–%	N/A
–	272,465	0.42	0.18	–	–

–	1,970,312	0.42	0.16	–	N/A
–	376,648	0.42	0.16	–	–

–	2,086,014	0.43	0.22	–	N/A
–	419,519	0.43	0.22	–	–

0.06	2,820,121	0.48	0.32	0.02	N/A
0.05	548,134	0.53	0.34	0.00	–

2.15	4,427,230	0.47	0.42	2.01	N/A
1.89	774,432	0.72	0.67	1.80	–

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Money Market HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

18

Hartford Money Market HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

19

Hartford Money Market HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

20

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

Hartford Money Market HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,000.00	$1.02	$1,000.00	$1,024.12	$1.03	0.20%	184	366
Class IB	$1,000.00	$1,000.00	$1.01	$1,000.00	$1,024.12	$1.03	0.20%	184	366

22

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Money Market HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

23

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations given the Fund’s focus on liquidity and preservation of capital.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

24

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board also considered that it had approved a temporary reduction of the distribution and service fees for the Fund’s Class IB shares through February 28, 2013.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

25

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

26

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

Hartford Money Market HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due).

Foreign Debt Risk (Money Market): Investments in foreign money market securities may be riskier than investments in U.S. securities.

28

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MM12 2-13 113549 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Portfolio Diversifier HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Portfolio Diversifier HLS Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at December 31, 2012	5
Investment Valuation Hierarchy Level Summary at December 31, 2012	21
Statement of Assets and Liabilities at December 31, 2012	22
Statement of Operations for the Year Ended December 31, 2012	23
Statement of Changes in Net Assets for the Year Ended December 31, 2012, and for the Period June 6, 2011, (commencement of operations) through December 31, 2011	24
Notes to Financial Statements	25
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	40
Directors and Officers (Unaudited)	41
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	43
Quarterly Portfolio Holdings Information (Unaudited)	43
Expense Example (Unaudited)	44
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	45
Principal Risks (Unaudited)	51

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Portfolio Diversifier HLS Fund inception 06/06/2011
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life Insurance Company and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance Overview 6/06/11 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/12)

	1 Year	Since Inception▲
Portfolio Diversifier IB	-7.58%	-3.45%
Barclays U.S. Aggregate Bond Index	4.22%	5.59%
S&P 500 Index	15.99%	9.20%

▲	Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratio for Class IB shares was 0.85%, and the gross total annual operating expense ratio for Class IB shares was 0.93%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Portfolio Diversifier HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Paul Bukowski, CFA	James Ong, CFA
Executive Vice President and Head of Quantitative Equities	Vice President

How did the Fund perform?

The Class IB Shares of the Hartford Portfolio Diversifier HLS Fund returned (-7.58%) for the twelve-month period ended December 31, 2012, compared to the returns of the Barclays U.S. Aggregate Bond Index which returned 4.22% and the S&P 500 Index which returned 15.99% for the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations. The Fund generally invests in securities, which increase in value as the S&P 500 Index declines (protection), and securities, which are expected to approximate the performance of the Barclays U.S. Aggregate Bond and S&P 500 Indices.

Overall, the Fund declined in value as it is designed to achieve performance generally “contra” to that of the S&P 500 Index, which posted strong performance appreciating 15.99% during 2012. The Fund’s protection securities, short S&P futures and a modest long-term S&P put options position, declined in value, providing a head wind (i.e. negative impact) to performance during the year. The fixed income sleeve offset some of this decline as it contributed modest positive performance returning over 4%.

What is your outlook?

Equity sentiment and flows continue to be challenged as has been the case for 2012. Investors still seem soured by equities and legitimately concerned about the after-shocks of the Global Financial Crisis and its impact on the U.S. economy and the fiscal condition of the government. And yet, led by a surging Financial sector (+26.3%), the S&P 500 returned 15.99% for the year. Resolving, or fading, macro issues and attendant margin expansion were a part of this drive as were healthy margins.

Going forward, we see both these forces being primary influences on market returns; however, we also see an inflection point. The relative importance of macro issues and risk perception is waning and underlying individual company economic value is gradually increasing. This is observed quantitatively in stabilizing correlations, but also anecdotally. For example, we see a lot more discussion regarding whether current margin levels are sustainable versus discussions on Greece, Europe, etc. There are risks to both drivers, but on balance we are cautiously optimistic about each and in combination; and thus expect the equity markets to be moderately positive in the year ahead.

Distribution by Credit Quality

as of December 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	1.0%
Aa / AA	0.9
A	3.6
Baa / BBB	3.8
Ba / BB	0.1
Unrated	0.0
U.S. Government Agencies and Securities	62.8
Non-Debt Securities and Other Short-Term Instruments	32.9
Other Assets & Liabilities	(5.1)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

3

Hartford Portfolio Diversifier HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	0.1%
Banks (Financials)	0.5
Capital Goods (Industrials)	1.3
Commercial and Professional Services (Industrials)	0.1
Consumer Durables and Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	1.1
Energy (Energy)	1.8
Food and Staples Retailing (Consumer Staples)	0.4
Food, Beverage and Tobacco (Consumer Staples)	1.0
Health Care Equipment and Services (Health Care)	0.7
Household and Personal Products (Consumer Staples)	0.4
Insurance (Financials)	0.7
Materials (Materials)	0.6
Media (Consumer Discretionary)	0.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	1.2
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	0.7
Semiconductors and Semiconductor Equipment (Information Technology)	0.3
Software and Services (Information Technology)	1.6
Technology Hardware and Equipment (Information Technology)	1.2
Telecommunication Services (Services)	0.5
Transportation (Industrials)	0.3
Utilities (Utilities)	0.6
Total	17.3%
Fixed Income Securities
Administrative Waste Management and Remediation (Services)	0.0%
Airport Revenues (Airport Revenues)	0.0
Arts, Entertainment and Recreation (Services)	0.4
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.2
Computer and Electronic Product Manufacturing (Technology)	0.2
Construction (Consumer Cyclical)	0.0
Couriers and Messengers (Services)	0.0
Electrical Equipment and Appliance Manufacturing (Technology)	0.1
Finance and Insurance (Finance)	3.9
Food Manufacturing (Consumer Staples)	0.1
Food Services (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.1
Health Care and Social Assistance (Health Care)	0.6
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.0
Information (Technology)	0.5
Machinery Manufacturing (Capital Goods)	0.1
Mining (Basic Materials)	0.2
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.2
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.0
Other Services (Services)	0.0
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	0.7
Pipeline Transportation (Utilities)	0.2
Primary Metal Manufacturing (Basic Materials)	0.0
Professional, Scientific and Technical Services (Services)	0.0
Public Administration (Services)	0.0
Rail Transportation (Transportation)	0.1
Real Estate, Rental and Leasing (Finance)	0.0
Retail Trade (Consumer Cyclical)	0.3
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.0
Transportation (Transportation)	0.1
Transportation Equipment Manufacturing (Transportation)	0.0
Utilities (Utilities)	0.5
Utilities - Electric (Utilities - Electric)	0.0
Utilities - Water and Sewer (Utilities - Water and Sewer)	0.0
Total	8.9%
Foreign Government Obligations	0.5%
Put Options Purchased	4.8
U.S. Government Agencies	10.8
U.S. Government Securities	13.1
Short-Term Investments	49.7
Other Assets and Liabilities	(5.1)
Total	100.0%

4

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 16.6%
	Automobiles and Components - 0.1%
—	BorgWarner, Inc. ●	$32
1	Delphi Automotive plc ●	44
15	Ford Motor Co.	190
1	Goodyear (The) Tire & Rubber Co. ●	13
1	Harley-Davidson, Inc.	43
3	Johnson Controls, Inc.	81
		403
	Banks - 0.5%
3	BB&T Corp.	79
1	Comerica, Inc.	22
3	Fifth Third Bancorp	53
1	First Horizon National Corp.	10
2	Hudson City Bancorp, Inc.	15
3	Huntington Bancshares, Inc.	21
4	KeyCorp	30
—	M&T Bank Corp.	46
1	People's United Financial, Inc.	16
2	PNC Financial Services Group, Inc.	119
5	Regions Financial Corp.	39
2	SunTrust Banks, Inc.	59
7	US Bancorp	232
19	Wells Fargo & Co.	646
1	Zions Bancorporation	15
		1,402
	Capital Goods - 1.3%
2	3M Co.	228
3	Boeing Co.	197
3	Caterpillar, Inc.	226
1	Cummins, Inc.	74
2	Danaher Corp.	126
2	Deere & Co.	131
1	Dover Corp.	45
2	Eaton Corp. plc	97
3	Emerson Electric Co.	148
1	Fastenal Co.	49
—	Flowserve Corp.	28
1	Fluor Corp.	38
1	General Dynamics Corp.	89
40	General Electric Co.	850
3	Honeywell International, Inc.	192
2	Illinois Tool Works, Inc.	100
1	Ingersoll-Rand plc	52
1	Jacobs Engineering Group, Inc. ●	21
—	Joy Global, Inc.	26
—	L-3 Communications Holdings, Inc.	28
1	Lockheed Martin Corp.	96
1	Masco Corp.	23
1	Northrop Grumman Corp.	64
1	PACCAR, Inc.	62
—	Pall Corp.	26
1	Parker-Hannifin Corp.	49
1	Pentair Ltd.	40
1	Precision Castparts Corp.	106
1	Quanta Services, Inc. ●	22
1	Raytheon Co.	73
1	Rockwell Automation, Inc.	45
1	Rockwell Collins, Inc.	31
—	Roper Industries, Inc.	42
—	Snap-On, Inc.	18
1	Stanley Black & Decker, Inc.	48
1	Textron, Inc.	27
3	United Technologies Corp.	267
—	W.W. Grainger, Inc.	47
1	Xylem, Inc.	19
		3,850
	Commercial and Professional Services - 0.1%
1	ADT (The) Corp. ●	42
—	Avery Dennison Corp.	13
—	Cintas Corp.	17
—	Dun & Bradstreet Corp.	13
—	Equifax, Inc. ●	25
1	Iron Mountain, Inc.	20
1	Pitney Bowes, Inc.	8
1	Republic Services, Inc.	34
1	Robert Half International, Inc.	17
—	Stericycle, Inc. ●	31
2	Tyco International Ltd.	53
2	Waste Management, Inc.	57
		330
	Consumer Durables and Apparel - 0.2%
1	Coach, Inc.	61
1	D.R. Horton, Inc.	21
—	Fossil, Inc. ●	19
—	Garmin Ltd.	17
—	Harman International Industries, Inc.	12
—	Hasbro, Inc.	16
1	Leggett & Platt, Inc.	15
1	Lennar Corp.	24
1	Mattel, Inc.	49
1	Newell Rubbermaid, Inc.	25
3	NIKE, Inc. Class B	145
1	Pulte Group, Inc. ●	24
—	Ralph Lauren Corp.	36
—	V.F. Corp.	51
—	Whirlpool Corp.	31
		546
	Consumer Services - 0.3%
—	Apollo Group, Inc. Class A ●	8
2	Carnival Corp.	63
—	Chipotle Mexican Grill, Inc. ●	36
—	Darden Restaurants, Inc.	22
1	H & R Block, Inc.	20
1	International Game Technology	15
1	Marriott International, Inc. Class A	35
4	McDonald's Corp.	342
3	Starbucks Corp.	154
1	Starwood Hotels & Resorts, Inc.	43
1	Wyndham Worldwide Corp.	29
—	Wynn Resorts Ltd.	35
2	Yum! Brands, Inc.	116
		918
	Diversified Financials - 1.1%
4	American Express Co.	216
1	Ameriprise Financial, Inc.	50
42	Bank of America Corp.	483
5	Bank of New York Mellon Corp.	116
—	BlackRock, Inc.	100
2	Capital One Financial Corp.	130

The accompanying notes are an integral part of these financial statements.

5

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 16.6% - (continued)
	Diversified Financials - 1.1% - (continued)
4	Charles Schwab Corp.	$61
11	Citigroup, Inc.	448
1	CME Group, Inc.	60
2	Discover Financial Services, Inc.	75
1	E*Trade Financial Corp. ●	9
1	Franklin Resources, Inc.	67
2	Goldman Sachs Group, Inc.	217
—	IntercontinentalExchange, Inc. ●	35
2	Invesco Ltd.	45
15	JP Morgan Chase & Co.	645
—	Legg Mason, Inc.	12
1	Leucadia National Corp.	18
1	Moody's Corp.	38
5	Morgan Stanley	102
—	Nasdaq OMX Group, Inc.	11
1	Northern Trust Corp.	42
1	NYSE Euronext	30
2	SLM Corp.	30
2	State Street Corp.	84
1	T. Rowe Price Group, Inc.	64
		3,188
	Energy - 1.8%
2	Anadarko Petroleum Corp.	143
2	Apache Corp.	119
2	Baker Hughes, Inc.	69
1	Cabot Oil & Gas Corp.	40
1	Cameron International Corp. ●	54
2	Chesapeake Energy Corp.	33
8	Chevron Corp.	817
5	ConocoPhillips Holding Co.	272
1	Consol Energy, Inc.	28
1	Denbury Resources, Inc. ●	24
1	Devon Energy Corp.	76
—	Diamond Offshore Drilling, Inc.	18
1	Ensco plc	53
1	EOG Resources, Inc.	126
1	EQT Corp.	34
18	Exxon Mobil Corp.	1,523
1	FMC Technologies, Inc. ●	39
4	Halliburton Co.	124
—	Helmerich & Payne, Inc.	23
1	Hess Corp.	61
2	Kinder Morgan, Inc.	86
3	Marathon Oil Corp.	84
1	Marathon Petroleum Corp.	83
1	Murphy Oil Corp.	43
1	Nabors Industries Ltd. ●	16
2	National Oilwell Varco, Inc.	113
1	Newfield Exploration Co. ●	14
1	Noble Corp.	34
1	Noble Energy, Inc.	70
3	Occidental Petroleum Corp.	240
1	Peabody Energy Corp.	28
2	Phillips 66	128
—	Pioneer Natural Resources Co.	51
1	QEP Resources, Inc.	21
1	Range Resources Corp.	39
—	Rowan Cos. plc Class A ●	15
5	Schlumberger Ltd.	355
1	Southwestern Energy Co. ●	45
3	Spectra Energy Corp.	70
1	Tesoro Corp.	24
2	Valero Energy Corp.	73
3	Williams Cos., Inc.	85
1	WPX Energy, Inc. ●	11
		5,404
	Food and Staples Retailing - 0.4%
2	Costco Wholesale Corp.	165
5	CVS Caremark Corp.	233
2	Kroger (The) Co.	51
1	Safeway, Inc.	17
2	Sysco Corp.	72
3	Walgreen Co.	123
6	Wal-Mart Stores, Inc.	440
1	Whole Foods Market, Inc.	61
		1,162
	Food, Beverage and Tobacco - 1.0%
8	Altria Group, Inc.	246
3	Archer-Daniels-Midland Co.	70
1	Beam, Inc.	37
1	Brown-Forman Corp.	37
1	Campbell Soup Co.	24
15	Coca-Cola Co.	540
1	Coca-Cola Enterprises, Inc.	33
2	ConAgra Foods, Inc.	46
1	Constellation Brands, Inc. Class A ●	21
1	Dean Foods Co. ●	12
1	Dr. Pepper Snapple Group	35
2	General Mills, Inc.	101
1	H.J. Heinz Co.	71
1	Hershey Co.	42
1	Hormel Foods Corp.	16
—	J.M. Smucker Co.	36
1	Kellogg Co.	53
2	Kraft Foods Group, Inc. ●	104
1	Lorillard, Inc.	58
1	McCormick & Co., Inc.	33
1	Mead Johnson Nutrition Co.	52
1	Molson Coors Brewing Co.	26
7	Mondelez International, Inc.	175
1	Monster Beverage Corp. ●	30
6	PepsiCo, Inc.	409
6	Philip Morris International, Inc.	539
1	Reynolds American, Inc.	52
1	Tyson Foods, Inc. Class A	21
		2,919
	Health Care Equipment and Services - 0.7%
6	Abbott Laboratories	400
1	Aetna, Inc.	60
1	AmerisourceBergen Corp.	39
—	Bard (C.R.), Inc.	29
2	Baxter International, Inc.	141
1	Becton, Dickinson & Co.	59
5	Boston Scientific Corp. ●	30
1	Cardinal Health, Inc.	54
1	CareFusion Corp. ●	25
1	Cerner Corp. ●	44
1	CIGNA Corp.	59

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 16.6% - (continued)
	Health Care Equipment and Services - 0.7% - (continued)
1	Coventry Health Care, Inc.	$23
2	Covidien plc	105
—	DaVita HealthCare Partners, Inc. ●	36
1	Dentsply International, Inc.	22
—	Edwards Lifesciences Corp. ●	40
3	Express Scripts Holding Co. ●	170
1	Humana, Inc.	42
—	Intuitive Surgical, Inc. ●	75
—	Laboratory Corp. of America Holdings ●	32
1	McKesson Corp.	88
4	Medtronic, Inc.	160
—	Patterson Cos., Inc.	11
1	Quest Diagnostics, Inc.	36
1	St. Jude Medical, Inc.	43
1	Stryker Corp.	61
—	Tenet Healthcare Corp.	13
4	UnitedHealth Group, Inc.	214
—	Varian Medical Systems, Inc. ●	30
1	Wellpoint, Inc.	71
1	Zimmer Holdings, Inc.	45
		2,257
	Household and Personal Products - 0.4%
2	Avon Products, Inc.	24
1	Clorox Co.	37
2	Colgate-Palmolive Co.	179
1	Estee Lauder Co., Inc.	55
2	Kimberly-Clark Corp.	127
11	Procter & Gamble Co.	717
		1,139
	Insurance - 0.7%
1	ACE Ltd.	106
2	Aflac, Inc.	101
2	Allstate Corp.	76
6	American International Group, Inc. ●	204
1	Aon plc	68
—	Assurant, Inc.	11
7	Berkshire Hathaway, Inc. Class B ●	639
1	Chubb Corp.	77
1	Cincinnati Financial Corp.	22
2	Genworth Financial, Inc. ●	15
1	Lincoln National Corp.	29
1	Loews Corp.	50
2	Marsh & McLennan Cos., Inc.	72
4	MetLife, Inc.	145
1	Principal Financial Group, Inc.	32
2	Progressive Corp.	46
2	Prudential Financial, Inc.	100
—	Torchmark Corp.	20
1	Travelers Cos., Inc.	107
1	Unum Group	23
1	XL Group plc	29
		1,972
	Materials - 0.6%
1	Air Products & Chemicals, Inc.	69
—	Airgas, Inc.	25
4	Alcoa, Inc.	36
—	Allegheny Technologies, Inc.	13
1	Ball Corp.	27
—	Bemis Co., Inc.	13
—	CF Industries Holdings, Inc.	49
1	Cliff's Natural Resources, Inc.	21
5	Dow Chemical Co.	150
4	E.I. DuPont de Nemours & Co.	162
1	Eastman Chemical Co.	40
1	Ecolab, Inc.	73
1	FMC Corp.	31
4	Freeport-McMoRan Copper & Gold, Inc.	125
—	International Flavors & Fragrances, Inc.	21
2	International Paper Co.	68
1	LyondellBasell Industries Class A	84
1	MeadWestvaco Corp.	22
2	Monsanto Co.	195
1	Mosaic Co.	60
2	Newmont Mining Corp.	89
1	Nucor Corp.	53
1	Owens-Illinois, Inc. ●	13
1	PPG Industries, Inc.	80
1	Praxair, Inc.	126
1	Sealed Air Corp.	13
—	Sherwin-Williams Co.	51
—	Sigma-Aldrich Corp.	34
1	United States Steel Corp.	13
1	Vulcan Materials Co.	26
		1,782
	Media - 0.6%
1	Cablevision Systems Corp.	12
2	CBS Corp. Class B	87
10	Comcast Corp. Class A	383
2	DirecTV ●	117
1	Discovery Communications, Inc. ●	59
1	Gannett Co., Inc.	16
2	Interpublic Group of Cos., Inc.	18
1	McGraw-Hill Cos., Inc.	59
8	News Corp. Class A	199
1	Omnicom Group, Inc.	51
—	Scripps Networks Interactive Class A	19
1	Time Warner Cable, Inc.	113
4	Time Warner, Inc.	175
2	Viacom, Inc. Class B	94
7	Walt Disney Co.	341
—	Washington Post Co. Class B	6
		1,749
	Pharmaceuticals, Biotechnology and Life Sciences - 1.2%
1	Agilent Technologies, Inc.	55
1	Alexion Pharmaceuticals, Inc. ●	70
1	Allergan, Inc.	109
3	Amgen, Inc.	256
1	Biogen Idec, Inc. ●	134
6	Bristol-Myers Squibb Co.	208
2	Celgene Corp. ●	129
4	Eli Lilly & Co.	194
1	Forest Laboratories, Inc. ●	32
3	Gilead Sciences, Inc. ●	215
1	Hospira, Inc. ●	20
11	Johnson & Johnson	750
1	Life Technologies Corp. ●	33

The accompanying notes are an integral part of these financial statements.

7

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 16.6% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 1.2% - (continued)
12	Merck & Co., Inc.	$480
2	Mylan, Inc. ●	43
—	PerkinElmer, Inc.	14
—	Perrigo Co.	35
28	Pfizer, Inc.	713
1	Thermo Fisher Scientific, Inc.	89
—	Waters Corp. ●	29
—	Watson Pharmaceuticals, Inc. ●	42
		3,650
	Real Estate - 0.4%
2	American Tower Corp. REIT	118
1	Apartment Investment & Management Co. Class A REIT	15
—	AvalonBay Communities, Inc. REIT	60
1	Boston Properties, Inc. REIT	62
1	CBRE Group, Inc. ●	23
1	Equity Residential Properties Trust REIT	70
2	HCP, Inc. REIT	79
1	Health Care, Inc. REIT	61
3	Host Hotels & Resorts, Inc. REIT	44
2	Kimco Realty Corp. REIT	30
1	Plum Creek Timber Co., Inc. REIT	28
2	ProLogis L.P. REIT	65
1	Public Storage REIT	81
1	Simon Property Group, Inc. REIT	189
1	Ventas, Inc. REIT	74
1	Vornado Realty Trust REIT	52
2	Weyerhaeuser Co. REIT	58
		1,109
	Retailing - 0.7%
—	Abercrombie & Fitch Co. Class A	15
1	Amazon.com, Inc. ●	351
—	AutoNation, Inc. ●	6
—	AutoZone, Inc. ●	51
1	Bed Bath & Beyond, Inc. ●	49
1	Best Buy Co., Inc.	12
—	Big Lots, Inc. ●	6
1	CarMax, Inc. ●	33
1	Dollar General Corp. ●	45
1	Dollar Tree, Inc. ●	36
—	Expedia, Inc.	22
—	Family Dollar Stores, Inc.	23
—	GameStop Corp. Class A	12
1	Gap, Inc.	36
1	Genuine Parts Co.	38
6	Home Depot, Inc.	357
1	J.C. Penney Co., Inc.	11
1	Kohl's Corp.	35
1	Limited Brands, Inc.	43
4	Lowe's Co., Inc.	154
2	Macy's, Inc.	60
—	Netflix, Inc. ●	20
1	Nordstrom, Inc.	31
—	O'Reilly Automotive, Inc. ●	40
—	PetSmart, Inc.	28
—	Priceline.com, Inc. ●	119
1	Ross Stores, Inc.	46
3	Staples, Inc.	30
3	Target Corp.	149
—	Tiffany & Co.	26
3	TJX Cos., Inc.	120
—	TripAdvisor, Inc. ●	18
—	Urban Outfitters, Inc. ●	17
		2,039
	Semiconductors and Semiconductor Equipment - 0.3%
2	Advanced Micro Devices, Inc. ●	6
1	Altera Corp.	43
1	Analog Devices, Inc.	49
5	Applied Materials, Inc.	53
2	Broadcom Corp. Class A	66
—	First Solar, Inc. ●	7
19	Intel Corp.	396
1	KLA-Tencor Corp.	31
1	Lam Research Corp. ●	24
1	Linear Technology Corp.	31
2	LSI Corp. ●	15
1	Microchip Technology, Inc.	24
4	Micron Technology, Inc. ●	25
2	NVIDIA Corp. ●	30
1	Teradyne, Inc. ●	12
4	Texas Instruments, Inc.	134
1	Xilinx, Inc.	36
		982
	Software and Services - 1.6%
2	Accenture plc	164
2	Adobe Systems, Inc. ●	72
1	Akamai Technologies, Inc. ●	28
1	Autodesk, Inc. ●	31
2	Automatic Data Processing, Inc.	107
1	BMC Software, Inc. ●	22
1	CA, Inc.	28
1	Citrix Systems, Inc. ●	47
1	Cognizant Technology Solutions Corp. ●	86
1	Computer Sciences Corp.	24
4	eBay, Inc. ●	229
1	Electronic Arts, Inc. ●	17
1	Fidelity National Information Services, Inc.	34
1	Fiserv, Inc. ●	41
1	Google, Inc. ●	729
4	IBM Corp.	785
1	Intuit, Inc.	64
—	Mastercard, Inc.	203
29	Microsoft Corp.	782
15	Oracle Corp.	483
1	Paychex, Inc.	39
1	Red Hat, Inc. ●	40
1	SAIC, Inc.	12
1	Salesforce.com, Inc. ●	85
3	Symantec Corp. ●	50
1	Teradata Corp. ●	40
1	Total System Services, Inc.	13
1	VeriSign, Inc. ●	23
2	Visa, Inc.	305
2	Western Union Co.	31
4	Yahoo!, Inc. ●	80
		4,694

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 16.6% - (continued)
	Technology Hardware and Equipment - 1.2%
1	Amphenol Corp. Class A	$40
4	Apple, Inc.	1,935
20	Cisco Systems, Inc.	403
6	Corning, Inc.	72
6	Dell, Inc.	57
8	EMC Corp. ●	206
—	F5 Networks, Inc. ●	30
1	FLIR Systems, Inc.	13
—	Harris Corp.	21
8	Hewlett-Packard Co.	108
1	Jabil Circuit, Inc.	14
1	JDS Uniphase Corp. ●	12
2	Juniper Networks, Inc. ●	39
1	Molex, Inc.	15
1	Motorola Solutions, Inc.	60
1	NetApp, Inc. ●	46
7	Qualcomm, Inc.	408
1	SanDisk Corp. ●	41
1	Seagate Technology plc	40
2	TE Connectivity Ltd.	61
1	Western Digital Corp.	36
5	Xerox Corp.	33
		3,690
	Telecommunication Services - 0.5%
22	AT&T, Inc.	739
2	CenturyLink, Inc.	94
1	Crown Castle International Corp. ●	82
4	Frontier Communications Co.	16
1	MetroPCS Communications, Inc. ●	12
12	Sprint Nextel Corp. ●	66
11	Verizon Communications, Inc.	477
2	Windstream Corp.	19
		1,505
	Transportation - 0.3%
1	C.H. Robinson Worldwide, Inc.	39
4	CSX Corp.	79
1	Expeditors International of Washington, Inc.	32
1	FedEx Corp.	104
1	Norfolk Southern Corp.	75
—	Ryder System, Inc.	10
3	Southwest Airlines Co.	29
2	Union Pacific Corp.	228
3	United Parcel Service, Inc. Class B	204
		800
	Utilities - 0.6%
2	AES (The) Corp.	25
—	AGL Resources, Inc.	18
1	Ameren Corp.	29
2	American Electric Power Co., Inc.	80
2	CenterPoint Energy, Inc.	32
1	CMS Energy Corp.	25
1	Consolidated Edison, Inc.	63
2	Dominion Resources, Inc.	115
1	DTE Energy Co.	40
3	Duke Energy Corp.	173
1	Edison International	57
1	Entergy Corp.	44
3	Exelon Corp.	98
2	FirstEnergy Corp.	67
—	Integrys Energy Group, Inc.	16
2	NextEra Energy, Inc.	113
1	NiSource, Inc.	30
1	Northeast Utilities	47
1	NRG Energy, Inc.	29
1	Oneok, Inc.	34
1	Pepco Holdings, Inc.	17
2	PG&E Corp.	67
—	Pinnacle West Capital Corp.	21
2	PPL Corp.	64
2	Public Service Enterprise Group, Inc.	60
1	SCANA Corp.	23
1	Sempra Energy	62
3	Southern Co.	144
1	TECO Energy, Inc.	13
1	Wisconsin Energy Corp.	33
2	Xcel Energy, Inc.	50
		1,689
	Total common stocks
	(cost $45,694)	$49,179

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools and Funds - 0.7%
31	Vanguard S&P 500 ETF	$2,010

	Total exchange traded funds
	(cost $2,014)	$2,010

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
	Finance and Insurance - 0.7%
	Ally Automotive Receivables Trust
$20	0.93%, 02/16/2016	$20
	Banc of America Commercial Mortgage, Inc.
25	5.41%, 09/10/2047	28
25	5.45%, 01/15/2049	29
20	5.49%, 02/10/2051 Δ	23
25	5.89%, 07/10/2044 Δ	29
15	5.92%, 05/10/2045 Δ	17
	Bear Stearns Commercial Mortgage Securities, Inc.
25	5.33%, 02/11/2044	28
	Citibank Credit Card Issuance Trust
110	4.85%, 03/10/2017	120
	Citigroup Commercial Mortgage Trust
35	5.70%, 12/10/2049 Δ	41
	Citigroup/Deutsche Bank Commercial Mortgage Trust
25	5.32%, 12/11/2049	29
35	5.39%, 07/15/2044 Δ	39
25	5.62%, 10/15/2048	29
35	5.89%, 11/15/2044	41
	Commercial Mortgage Pass-Through Certificates
20	5.31%, 12/10/2046	23
15	5.99%, 12/10/2049 Δ	18

The accompanying notes are an integral part of these financial statements.

9

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	Finance and Insurance - 0.7% - (continued)
	Credit Suisse Mortgage Capital Certificates
$25	5.31%, 12/15/2039	$28
30	5.47%, 09/15/2039	34
	CW Capital Cobalt Ltd.
40	5.22%, 08/15/2048	45
25	5.48%, 04/15/2047	29
	Federal National Mortgage Association
230	0.88%, 08/28/2017	231
	Goldman Sachs Mortgage Securities Corp.
45	5.98%, 08/10/2045 Δ	52
	Goldman Sachs Mortgage Securities Corp. II
35	4.75%, 07/10/2039	38
15	5.40%, 08/10/2038	16
25	5.56%, 11/10/2039	29
	Greenwich Capital Commercial Funding Corp.
40	5.22%, 04/10/2037 Δ	44
35	5.44%, 03/10/2039 Δ	40
25	5.74%, 08/10/2017	30
	Honda Automotive Receivables Owner Trust
75	0.77%, 01/15/2016	75
	JP Morgan Chase Commercial Mortgage Securities Corp.
25	5.34%, 05/15/2047	29
20	5.42%, 01/15/2049	23
40	5.43%, 12/12/2043	46
35	5.44%, 06/12/2047 Δ	40
20	5.48%, 12/12/2044 Δ	23
38	5.79%, 02/12/2051 Δ	45
20	5.92%, 02/12/2049 Δ	23
25	6.00%, 06/15/2049 Δ	29
	LB-UBS Commercial Mortgage Trust
25	5.37%, 09/15/2039 Δ	29
20	5.43%, 02/15/2040	23
25	5.86%, 07/15/2040 Δ	30
20	5.87%, 09/15/2045	24
	Merrill Lynch/Countrywide Commercial Mortgage Trust
25	5.17%, 12/12/2049 Δ	28
25	5.38%, 08/12/2048	29
	Morgan Stanley Capital I
25	6.08%, 06/11/2049 Δ	29
	Morgan Stanley Capital I Trust
25	5.69%, 04/15/2049 Δ	29
	Morgan Stanley Capital Investments
25	5.81%, 12/12/2049	30
	Wachovia Bank Commercial Mortgage Trust
25	5.29%, 12/15/2044 Δ	28
25	5.31%, 11/15/2048	29
25	5.34%, 12/15/2043	29
24	5.42%, 01/15/2045 Δ	27
25	5.51%, 04/15/2047	29
40	5.57%, 10/15/2048	46
25	5.92%, 06/15/2049 Δ	29
		1,931

	Total asset & commercial mortgage backed securities
	(cost $1,859)	$1,931

CORPORATE BONDS - 8.0%
	Administrative Waste Management and Remediation - 0.0%
	Republic Services, Inc.
$45	5.00%, 03/01/2020	$52

	Arts, Entertainment and Recreation - 0.4%
	CBS Corp.
25	7.88%, 07/30/2030	34
	Comcast Corp.
165	5.15%, 03/01/2020	195
30	7.05%, 03/15/2033	40
	DirecTV Holdings LLC
30	3.50%, 03/01/2016	32
95	5.00%, 03/01/2021	106
	Discovery Communications, Inc.
50	5.05%, 06/01/2020	58
	NBC Universal Media LLC
100	4.38%, 04/01/2021	112
	News America, Inc.
71	6.40%, 12/15/2035	88
	Time Warner Cable, Inc.
150	4.00%, 09/01/2021	165
	Time Warner, Inc.
130	4.88%, 03/15/2020	152
30	6.50%, 11/15/2036	38
65	6.75%, 07/01/2018	81
	Viacom, Inc.
28	4.38%, 03/15/2043 ■	28
	Walt Disney Co.
20	4.13%, 12/01/2041	22
50	5.63%, 09/15/2016	58
		1,209
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
115	4.75%, 05/05/2021	130
9	9.70%, 11/10/2018	13
	Anheuser-Busch InBev Worldwide, Inc.
35	3.75%, 07/15/2042	35
125	5.38%, 01/15/2020	152
	Coca-Cola Co.
40	1.65%, 03/14/2018	41
30	3.15%, 11/15/2020	33
	Diageo Capital plc
75	5.50%, 09/30/2016	87
	Dr. Pepper Snapple Group
40	2.90%, 01/15/2016	42
	PepsiCo, Inc.
140	3.13%, 11/01/2020	150
15	5.50%, 01/15/2040	19

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Beverage and Tobacco Product Manufacturing - 0.3% - (continued)
	Philip Morris International, Inc.
$80	4.50%, 03/26/2020 - 03/20/2042	$92
		794
	Chemical Manufacturing - 0.2%
	Dow Chemical Co.
65	4.13%, 11/15/2021	71
90	8.55%, 05/15/2019	122
	E.I. DuPont de Nemours & Co.
75	3.63%, 01/15/2021	82
	Ecolab, Inc.
45	4.35%, 12/08/2021	50
	Potash Corp. of Saskatchewan, Inc.
35	6.50%, 05/15/2019	44
	PPG Industries, Inc.
20	3.60%, 11/15/2020	22
	Praxair, Inc.
30	2.45%, 02/15/2022	30
25	5.38%, 11/01/2016	29
		450
	Computer and Electronic Product Manufacturing - 0.2%
	Cingular Wireless LLC
25	7.13%, 12/15/2031	34
	Cisco Systems, Inc.
105	4.45%, 01/15/2020	122
40	5.50%, 02/22/2016	45
	Dell, Inc.
20	5.88%, 06/15/2019	23
	Hewlett-Packard Co.
45	4.30%, 06/01/2021	45
50	5.50%, 03/01/2018	54
	Intel Corp.
40	2.70%, 12/15/2022	40
50	3.30%, 10/01/2021	53
	Lockheed Martin Corp.
45	4.25%, 11/15/2019	51
15	4.85%, 09/15/2041	16
	Raytheon Co.
25	3.13%, 10/15/2020	27
	Texas Instruments, Inc.
25	2.38%, 05/16/2016	26
	Thermo Fisher Scientific, Inc.
65	2.25%, 08/15/2016	67
		603
	Construction - 0.0%
	CRH America, Inc.
60	6.00%, 09/30/2016	67

	Couriers and Messengers - 0.0%
	United Parcel Service, Inc.
35	3.13%, 01/15/2021	38
45	3.88%, 04/01/2014	47
		85
	Electrical Equipment and Appliance Manufacturing - 0.1%
	Emerson Electric Co.
30	4.88%, 10/15/2019	36
	General Electric Co.
15	4.13%, 10/09/2042	15
105	5.25%, 12/06/2017	124
	Koninklijke Philips Electronics N.V.
18	6.88%, 03/11/2038	24
		199
	Finance and Insurance - 3.2%
	Aetna, Inc.
55	3.95%, 09/01/2020	60
	Allstate Corp.
35	5.00%, 08/15/2014	38
29	5.95%, 04/01/2036	37
	American Express Co.
103	2.65%, 12/02/2022 ■	103
	American Express Credit Corp.
75	2.75%, 09/15/2015	79
	American International Group, Inc.
140	6.40%, 12/15/2020	174
	Aon Corp.
20	5.00%, 09/30/2020	23
	Asian Development Bank
195	2.50%, 03/15/2016	207
	Bank of America Corp.
120	5.00%, 05/13/2021	137
380	5.65%, 05/01/2018	442
	Bank of New York Mellon Corp.
25	2.30%, 07/28/2016	26
50	3.55%, 09/23/2021	55
	Bank of Nova Scotia
35	4.38%, 01/13/2021	41
	Barclays Bank plc
100	5.20%, 07/10/2014	106
	BB&T Corp.
80	3.20%, 03/15/2016	85
	Berkshire Hathaway Finance Corp.
135	5.40%, 05/15/2018	162
	BlackRock, Inc.
60	5.00%, 12/10/2019	72
	Boston Properties L.P.
40	5.88%, 10/15/2019	48
	BP Capital Markets plc
70	2.25%, 11/01/2016	73
40	3.25%, 05/06/2022	42
	Capital One Financial Corp.
110	6.15%, 09/01/2016	126
	Caterpillar Financial Services Corp.
45	6.13%, 02/17/2014	48
	Chubb Corp.
45	5.75%, 05/15/2018	55
	Cigna Corp.
10	5.38%, 02/15/2042	12
	Citigroup, Inc.
75	5.00%, 09/15/2014	79
220	5.38%, 08/09/2020	259
65	6.63%, 06/15/2032	75
	Credit Suisse First Boston USA, Inc.
180	5.13%, 08/15/2015	200

The accompanying notes are an integral part of these financial statements.

11

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Finance and Insurance - 3.2% - (continued)
	Deutsche Bank AG
$40	3.25%, 01/11/2016	$42
	European Bank for Reconstruction & Development
65	2.50%, 03/15/2016	69
	European Investment Bank
185	1.25%, 10/14/2016	188
160	2.88%, 09/15/2020	173
200	3.13%, 06/04/2014	208
	Fifth Third Bancorp
35	3.63%, 01/25/2016	37
	Ford Motor Credit Co. LLC
170	6.63%, 08/15/2017	199
	General Electric Capital Corp.
215	4.38%, 09/16/2020	240
240	5.30%, 02/11/2021	279
	Goldman Sachs Group, Inc.
280	5.38%, 03/15/2020	321
74	6.25%, 02/01/2041	91
	HCP, Inc.
60	6.70%, 01/30/2018	72
	Health Care, Inc.
20	5.25%, 01/15/2022	22
	HSBC Finance Corp.
40	5.00%, 06/30/2015	43
	HSBC Holdings plc
195	5.10%, 04/05/2021	230
	Inter-American Development Bank
145	2.25%, 07/15/2015	152
70	3.88%, 02/14/2020	82
	International Bank for Reconstruction & Development
150	1.13%, 08/25/2014	152
47	7.63%, 01/19/2023	71
	John Deere Capital Corp.
35	1.85%, 09/15/2016	36
35	2.80%, 09/18/2017	38
	JP Morgan Chase & Co.
275	4.95%, 03/25/2020	319
75	5.13%, 09/15/2014	80
80	6.00%, 01/15/2018	96
130	6.30%, 04/23/2019	160
	KeyCorp
70	3.75%, 08/13/2015	75
	Kreditanstalt fuer Wiederaufbau
350	1.25%, 10/26/2015 - 02/15/2017	357
75	2.63%, 01/25/2022	79
111	4.00%, 01/27/2020	129
	Landwirtschaftliche Rentenbank
60	2.50%, 02/15/2016	63
100	3.13%, 07/15/2015	107
	Lincoln National Corp.
60	4.85%, 06/24/2021	67
	Marsh & McLennan Cos., Inc.
35	4.80%, 07/15/2021	39
	MetLife, Inc.
35	5.70%, 06/15/2035	43
50	7.72%, 02/15/2019	65
	Morgan Stanley
50	4.75%, 04/01/2014	52
100	5.45%, 01/09/2017	111
130	5.50%, 07/28/2021	147
	National Rural Utilities Cooperative Finance Corp.
30	5.45%, 04/10/2017	35
	Nomura Holdings, Inc.
50	4.13%, 01/19/2016	52
	Oesterreichische Kontrollbank AG
95	4.88%, 02/16/2016	107
	PNC Funding Corp.
100	5.13%, 02/08/2020	119
	Principal Financial Group, Inc.
30	3.30%, 09/15/2022	30
	Prudential Financial, Inc.
155	5.38%, 06/21/2020	181
	Rabobank Nederland
55	4.50%, 01/11/2021	62
	Royal Bank of Canada
35	2.30%, 07/20/2016	37
	Royal Bank of Scotland plc
35	6.13%, 01/11/2021	42
	Simon Property Group L.P.
110	5.65%, 02/01/2020	132
	SLM Corp.
130	6.25%, 01/25/2016	141
	Toyota Motor Credit Corp.
40	3.20%, 06/17/2015	42
50	3.40%, 09/15/2021	55
	Travelers Cos., Inc.
60	3.90%, 11/01/2020	68
	U.S. Bancorp
110	2.45%, 07/27/2015	115
	UBS AG Stamford CT
100	5.88%, 07/15/2016	112
	UnitedHealth Group, Inc.
65	6.88%, 02/15/2038	89
	Wellpoint, Inc.
15	4.65%, 01/15/2043	16
25	5.25%, 01/15/2016	28
20	5.80%, 08/15/2040	23
	Wells Fargo & Co.
190	2.10%, 05/08/2017	196
165	4.60%, 04/01/2021	190
	Westpac Banking Corp.
40	3.00%, 12/09/2015	42
		9,512
	Food Manufacturing - 0.1%
	Archer-Daniels-Midland Co.
33	4.02%, 04/16/2043 ■	32
	ConAgra Foods, Inc.
40	7.00%, 04/15/2019	49
	General Mills, Inc.
20	5.65%, 02/15/2019	24
	Kellogg Co.
40	4.00%, 12/15/2020	45

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Food Manufacturing - 0.1% - (continued)
	Kraft Foods Group, Inc.
$42	5.38%, 02/10/2020	$51
83	5.38%, 02/10/2020 ■	99
47	6.88%, 02/01/2038	65
	Unilever Capital Corp.
20	5.90%, 11/15/2032	27
		392
	Food Services - 0.0%
	McDonald's Corp.
14	3.70%, 02/15/2042	14
80	5.35%, 03/01/2018	96
	Yum! Brands, Inc.
7	6.88%, 11/15/2037	10
		120
	Health Care and Social Assistance - 0.6%
	AbbVie, Inc.
145	2.90%, 11/06/2022 ■	148
	Amgen, Inc.
85	3.88%, 11/15/2021	94
47	5.75%, 03/15/2040	57
	AstraZeneca plc
80	5.90%, 09/15/2017	97
	Baxter International, Inc.
25	2.40%, 08/15/2022	25
30	4.50%, 08/15/2019	34
	Boston Scientific Corp.
40	6.00%, 01/15/2020	47
	Bristol-Myers Squibb Co.
20	5.45%, 05/01/2018	24
	Celgene Corp.
30	3.25%, 08/15/2022	31
	Covidien International Finance S.A.
25	6.00%, 10/15/2017	30
	CVS Caremark Corp.
30	6.13%, 09/15/2039	38
	Eli Lilly & Co.
20	5.20%, 03/15/2017	23
	Express Scripts Holding Co.
75	4.75%, 11/15/2021 ■	85
	Gilead Sciences, Inc.
20	4.40%, 12/01/2021	23
	GlaxoSmithKline Capital, Inc.
110	5.65%, 05/15/2018	134
12	6.38%, 05/15/2038	17
	Johnson & Johnson
75	2.15%, 05/15/2016	78
10	5.95%, 08/15/2037	14
	McKesson Corp.
10	4.75%, 03/01/2021	12
	Medtronic, Inc.
50	4.45%, 03/15/2020	58
	Merck & Co., Inc.
15	3.60%, 09/15/2042	15
85	3.88%, 01/15/2021	95
	Novartis Securities Investment Ltd.
75	5.13%, 02/10/2019	90
	Pfizer, Inc.
180	6.20%, 03/15/2019	227
	Quest Diagnostics, Inc.
40	4.70%, 04/01/2021	45
	Sanofi-Aventis S.A.
20	4.00%, 03/29/2021	23
	Teva Pharmaceutical Finance IV B.V.
60	3.65%, 11/10/2021	64
	Walgreen Co.
30	3.10%, 09/15/2022	30
		1,658
	Information - 0.5%
	America Movil S.A.B. de C.V.
110	5.63%, 11/15/2017	132
15	6.13%, 11/15/2037	19
	AT&T, Inc.
40	2.63%, 12/01/2022	40
59	4.35%, 06/15/2045 ■	59
73	5.35%, 09/01/2040	85
160	5.80%, 02/15/2019	197
	British Telecommunications plc
18	9.62%, 12/15/2030 Δ	29
	Cellco Partnership - Verizon Wireless Capital LLC
50	8.50%, 11/15/2018	69
	CenturyLink, Inc.
51	7.60%, 09/15/2039	53
	Deutsche Telekom International Finance B.V.
27	8.75%, 06/15/2030	40
	eBay, Inc.
25	2.60%, 07/15/2022	25
	France Telecom S.A.
40	5.38%, 07/08/2019	47
	Google, Inc.
65	2.13%, 05/19/2016	68
	Microsoft Corp.
60	1.63%, 09/25/2015	62
40	5.20%, 06/01/2039	49
	Oracle Corp.
60	5.38%, 07/15/2040	75
60	5.75%, 04/15/2018	73
	Telecom Italia Capital
30	7.00%, 06/04/2018	34
	Telefonica Emisiones SAU
60	5.46%, 02/16/2021	64
	Verizon Communications, Inc.
70	6.00%, 04/01/2041	92
130	6.35%, 04/01/2019	164
	Vodafone Group plc
95	5.45%, 06/10/2019	115
		1,591
	Machinery Manufacturing - 0.1%
	Baker Hughes, Inc.
31	5.13%, 09/15/2040	37
	Caterpillar, Inc.
15	3.80%, 08/15/2042	15
85	3.90%, 05/27/2021	95
	Deere & Co.
15	3.90%, 06/09/2042	16

The accompanying notes are an integral part of these financial statements.

13

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Machinery Manufacturing - 0.1% - (continued)
	Joy Global, Inc.
$10	5.13%, 10/15/2021	$11
	Xerox Corp.
20	6.35%, 05/15/2018	23
		197
	Mining - 0.2%
	Barrick Gold Corp.
110	6.95%, 04/01/2019	137
	BHP Billiton Finance USA Ltd.
15	4.13%, 02/24/2042	16
30	6.50%, 04/01/2019	38
	Newmont Mining Corp.
18	6.25%, 10/01/2039	22
	Rio Tinto Finance USA Ltd.
115	3.75%, 09/20/2021	123
40	6.50%, 07/15/2018	50
	Southern Copper Corp.
30	6.75%, 04/16/2040	36
	Teck Resources Ltd.
40	4.50%, 01/15/2021	43
15	5.40%, 02/01/2043	16
	Vale Overseas Ltd.
55	6.88%, 11/10/2039	69
		550
	Miscellaneous Manufacturing - 0.2%
	3M Co.
75	1.38%, 09/29/2016	77
	Boeing Co.
65	4.88%, 02/15/2020	78
	Honeywell International, Inc.
70	4.25%, 03/01/2021	82
	Northrop Grumman Corp.
20	5.05%, 08/01/2019	23
	United Technologies Corp.
110	4.50%, 04/15/2020 - 06/01/2042	127
25	6.13%, 02/01/2019	31
		418
	Motor Vehicle and Parts Manufacturing - 0.0%
	DaimlerChrysler NA Holdings Corp.
18	8.50%, 01/18/2031	28
	Johnson Controls, Inc.
40	5.00%, 03/30/2020	45
		73
	Other Services - 0.0%
	Illinois Tool Works, Inc.
15	3.90%, 09/01/2042	15

	Paper Manufacturing - 0.1%
	International Paper Co.
60	7.50%, 08/15/2021	79
	Kimberly-Clark Corp.
12	5.30%, 03/01/2041	15
40	6.13%, 08/01/2017	49
		143
	Petroleum and Coal Products Manufacturing - 0.7%
	Anadarko Petroleum Corp.
40	5.95%, 09/15/2016	46
	Apache Corp.
65	5.10%, 09/01/2040	74
	Atmos Energy Corp.
8	5.50%, 06/15/2041	10
	Canadian Natural Resources Ltd.
60	5.70%, 05/15/2017	71
	Cenovus Energy, Inc.
15	4.45%, 09/15/2042	16
25	5.70%, 10/15/2019	30
	ConocoPhillips
78	6.50%, 02/01/2039	111
	Devon Financing Corp.
35	7.88%, 09/30/2031	51
	EnCana Corp.
25	6.50%, 02/01/2038	31
	Ensco plc
50	4.70%, 03/15/2021	56
	Hess Corp.
23	5.60%, 02/15/2041	27
	Kerr-McGee Corp.
50	6.95%, 07/01/2024	63
	Marathon Oil Corp.
15	6.60%, 10/01/2037	20
	Marathon Petroleum Corp.
15	5.13%, 03/01/2021	18
	Nabors Industries, Inc.
20	5.00%, 09/15/2020	22
	National Oilwell Varco, Inc.
15	3.95%, 12/01/2042	15
	Nexen, Inc.
10	7.50%, 07/30/2039	14
	Noble Energy, Inc.
20	6.00%, 03/01/2041	24
	Occidental Petroleum Corp.
40	4.10%, 02/01/2021	46
	Pemex Project Funding Master Trust
95	5.75%, 03/01/2018	111
	Petrobras International Finance Co.
170	5.38%, 01/27/2021	191
	Petroleos Mexicanos
60	6.50%, 06/02/2041	75
	Phillips 66
45	4.30%, 04/01/2022 ■	50
	Sempra Energy
10	6.00%, 10/15/2039	13
35	6.50%, 06/01/2016	41
	Shell International Finance B.V.
125	4.30%, 09/22/2019	145
	Southern Natural Gas Co. LLC
60	5.90%, 04/01/2017 ■	71
	Statoilhydro ASA
100	5.25%, 04/15/2019	120
	Suncor Energy, Inc.
55	6.50%, 06/15/2038	73
	Talisman Energy, Inc.
25	7.75%, 06/01/2019	32
	Total Capital International S.A.
45	1.50%, 02/17/2017	45
	Total Capital S.A.
30	4.25%, 12/15/2021	35

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Petroleum and Coal Products Manufacturing - 0.7% - (continued)
	Transocean, Inc.
$80	6.50%, 11/15/2020	$97
	TXU Electric Delivery Co.
55	7.00%, 09/01/2022	70
	Valero Energy Corp.
60	6.13%, 02/01/2020	73
	Weatherford International Ltd.
60	5.13%, 09/15/2020	66
	Williams Partners L.P.
45	5.25%, 03/15/2020	52
		2,105
	Pipeline Transportation - 0.2%
	Enterprise Products Operating LLC
15	4.45%, 02/15/2043	15
90	5.20%, 09/01/2020	108
	Kinder Morgan Energy Partners L.P.
62	6.38%, 03/01/2041	77
	Oneok Partners L.P.
25	6.65%, 10/01/2036	31
	Plains All American Pipeline L.P.
30	6.65%, 01/15/2037	39
	TransCanada Pipelines Ltd.
80	3.80%, 10/01/2020	89
50	7.13%, 01/15/2019	64
		423
	Primary Metal Manufacturing - 0.0%
	Alcoa, Inc.
30	6.15%, 08/15/2020	33

	Professional, Scientific and Technical Services - 0.0%
	IBM Corp.
55	5.60%, 11/30/2039	71
	Omnicom Group, Inc.
30	3.63%, 05/01/2022	31
		102
	Public Administration - 0.0%
	Waste Management, Inc.
55	4.75%, 06/30/2020	63

	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
15	4.38%, 09/01/2042	16
80	4.70%, 10/01/2019	92
	Canadian National Railway Co.
40	2.85%, 12/15/2021	42
	Canadian Pacific Railway Co.
8	7.13%, 10/15/2031	10
	CSX Corp.
25	3.70%, 10/30/2020	27
55	4.25%, 06/01/2021	62
	Norfolk Southern Corp.
40	4.84%, 10/01/2041	45
	Union Pacific Corp.
34	6.63%, 02/01/2029	46
		340
	Real Estate, Rental and Leasing - 0.0%
	COX Communications, Inc.
19	5.45%, 12/15/2014	21
	ERP Operating L.P.
25	5.75%, 06/15/2017	29
		50
	Retail Trade - 0.3%
	Energy Transfer Partners
15	6.50%, 02/01/2042	18
64	9.00%, 04/15/2019	85
	Federated Retail Holdings, Inc.
28	5.90%, 12/01/2016	33
	Home Depot, Inc.
125	4.40%, 04/01/2021	147
	Kroger (The) Co.
40	3.90%, 10/01/2015	43
40	6.80%, 12/15/2018	50
	Lowe's Cos., Inc.
50	6.65%, 09/15/2037	69
	Target Corp.
140	3.88%, 07/15/2020	157
	Turlock Corp.
50	2.75%, 11/02/2022 ■	50
	Wal-Mart Stores, Inc.
115	3.25%, 10/25/2020	125
30	4.25%, 04/15/2021	35
58	5.63%, 04/15/2041	76
		888
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Procter & Gamble Co.
75	4.70%, 02/15/2019	88
20	5.55%, 03/05/2037	27
		115
	Transportation Equipment Manufacturing - 0.0%
	General Dynamics Corp.
15	3.88%, 07/15/2021	17

	Utilities - 0.5%
	CenterPoint Energy Houston Electric LLC
15	3.55%, 08/01/2042	14
	Consolidated Edison Co. of NY
25	5.50%, 12/01/2039	31
40	6.65%, 04/01/2019	51
	Dominion Resources, Inc.
120	4.45%, 03/15/2021	138
	Duke Energy Corp.
60	5.30%, 02/15/2040	72
	Entergy Corp.
40	3.63%, 09/15/2015	42
	Exelon Generation Co. LLC
100	4.00%, 10/01/2020	105
35	6.25%, 10/01/2039	41
	FirstEnergy Solutions Co.
80	6.05%, 08/15/2021	92
	Florida Power & Light Co.
45	5.69%, 03/01/2040	59

The accompanying notes are an integral part of these financial statements.

15

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.0% - (continued)
	Utilities - 0.5% - (continued)
	Georgia Power Co.
$60	2.85%, 05/15/2022	$62
35	4.75%, 09/01/2040	38
	Hydro-Quebec
50	1.38%, 06/19/2017	51
30	8.40%, 01/15/2022	43
	Kentucky Utilities Co.
20	5.13%, 11/01/2040	24
	MidAmerican Energy Holdings Co.
80	6.13%, 04/01/2036	101
	Nevada Power Co.
25	6.75%, 07/01/2037	35
	Northern States Power Co.
25	3.40%, 08/15/2042	24
	Ohio Power Co.
65	5.38%, 10/01/2021	79
	Pacific Gas & Electric Co.
55	6.05%, 03/01/2034	71
	Progress Energy, Inc.
100	4.40%, 01/15/2021	111
	PSEG Power LLC
25	5.13%, 04/15/2020	29
	Public Service Electric & Gas Co.
10	3.95%, 05/01/2042	10
	San Diego Gas & Electric Co.
12	4.50%, 08/15/2040	13
	South Carolina Electric & Gas Co.
10	6.05%, 01/15/2038	13
	Southern California Edison Co.
35	4.50%, 09/01/2040	39
	Xcel Energy, Inc.
65	4.70%, 05/15/2020	76
		1,464
	Total corporate bonds
	(cost $22,741)	$23,728

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
	Brazil - 0.1%
	Brazil (Republic of)
$125	5.88%, 01/15/2019	$154
90	7.13%, 01/20/2037	138
		$292
	Canada - 0.2%
	British Columbia (Province of)
60	2.10%, 05/18/2016	63
30	2.65%, 09/22/2021	32
	Canada (Government of)
35	0.88%, 02/14/2017	35
40	2.38%, 09/10/2014	42
	Manitoba (Province of)
75	2.63%, 07/15/2015	79
	Nova Scotia (Province of)
35	5.13%, 01/26/2017	41
	Ontario (Province of)
175	4.40%, 04/14/2020	206
	Quebec (Province of)
140	3.50%, 07/29/2020	155
		653
	Colombia - 0.1%
	Colombia (Republic of)
76	8.13%, 05/21/2024	114

	Italy - 0.0%
	Italy (Republic of)
25	5.38%, 06/15/2033	25

	Mexico - 0.1%
	United Mexican States
140	5.13%, 01/15/2020	167
96	6.05%, 01/11/2040	129
		296
	Panama - 0.0%
	Panama (Republic of)
30	6.70%, 01/26/2036	43

	Peru - 0.0%
	Peru (Republic of)
30	5.63%, 11/18/2050	39
30	7.13%, 03/30/2019	39
		78
	Poland - 0.0%
	Poland (Republic of)
70	5.00%, 03/23/2022	83

	Total foreign government obligations
	(cost $1,492)	$1,584

MUNICIPAL BONDS - 0.2%
	Airport Revenues - 0.0%
	Clark County, NV, Airport Rev,
$5	6.82%, 07/01/2045	$7

	General Obligations - 0.1%
	California State GO,
70	7.60%, 11/01/2040	102
	California State GO, Taxable,
30	7.55%, 04/01/2039	43
	Connecticut State GO,
15	5.85%, 03/15/2032	19
	Illionis State, GO,
100	5.10%, 06/01/2033	99
	Massachusetts State GO,
15	5.46%, 12/01/2039	19
	Mississippi State GO,
25	5.25%, 11/01/2034	30
	New York, NY, GO,
15	5.85%, 06/01/2040	20
	Texas State GO,
10	5.52%, 04/01/2039	13
		345
	Higher Education (Univ., Dorms, etc.) - 0.0%
	New York, NY, Dormitory Auth Rev,
20	5.60%, 03/15/2040	25
	University of California, Build America Bonds Rev,
25	5.77%, 05/15/2043	31

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 0.2% - (continued)
	Higher Education (Univ., Dorms, etc.) - 0.0% - (continued)
	University of Texas,
$25	4.79%, 08/15/2046	$30
		86
	Miscellaneous - 0.0%
	New Jersey State Econ DA Lease Rev,
15	7.43%, 02/15/2029	19

	Transportation - 0.1%
	Bay Area, CA, Toll Auth Bridge Rev,
30	6.26%, 04/01/2049	41
	Metropolitan Transportation Auth, NY, Rev,
20	5.87%, 11/15/2039	24
15	6.65%, 11/15/2039	19
	New Jersey State Turnpike Auth,
15	7.10%, 01/01/2041	22
	New Jersey State Turnpike Auth, Taxable,
15	7.41%, 01/01/2040	22
	New York & New Jersey PA,
15	4.93%, 10/01/2051	17
		145
	Utilities - Electric - 0.0%
	Municipal Elec Auth Georgia,
15	6.64%, 04/01/2057	18

	Utilities - Water and Sewer - 0.0%
	New York City, NY, Municipal Water FA,
25	5.88%, 06/15/2044	33

	Total municipal bonds
	(cost $610)	$653

U.S. GOVERNMENT AGENCIES - 10.8%
	FHLMC - 3.3%
$60	2.38%, 01/13/2022	$63
470	2.50%, 01/07/2014 - 01/15/2028 ☼	483
360	2.88%, 02/09/2015	379
697	3.00%, 12/01/2025 - 01/15/2043 ☼	733
1,180	3.50%, 04/01/2026 - 04/01/2042 ☼	1,255
380	3.75%, 03/27/2019	439
1,313	4.00%, 06/01/2024 - 02/01/2042	1,401
1,787	4.50%, 03/01/2015 - 06/01/2041	1,936
1,265	5.00%, 05/01/2023 - 08/01/2041	1,369
360	5.13%, 10/18/2016	422
120	5.25%, 04/18/2016	139
720	5.50%, 01/01/2038 - 08/01/2038	778
284	6.00%, 06/01/2036 - 10/01/2037	310
10	6.25%, 07/15/2032	15
		9,722
	FNMA - 5.2%
490	1.63%, 10/26/2015	507
583	2.50%, 07/01/2027 - 01/12/2028 ☼	609
330	2.63%, 11/20/2014	345
630	2.75%, 03/13/2014	649
1,673	3.00%, 08/01/2021 - 01/15/2043 ☼	1,760
2,103	3.50%, 09/01/2025 - 09/01/2042 ☼	2,246
2,302	4.00%, 04/01/2025 - 02/01/2042 ☼	2,490
2,620	4.50%, 05/01/2025 - 05/01/2041	2,834
1,565	5.00%, 02/01/2022 - 01/01/2040	1,697
1,018	5.50%, 05/01/2037 - 05/01/2040	1,109
70	5.63%, 07/15/2037	101
581	6.00%, 04/01/2036 - 07/01/2037	636
159	6.50%, 06/01/2039	178
53	6.63%, 11/15/2030	81
		15,242
	GNMA - 2.3%
644	3.00%, 04/15/2027 - 01/15/2043 ☼	685
1,182	3.50%, 09/15/2025 - 06/20/2042	1,286
1,221	4.00%, 08/15/2026 - 06/15/2042	1,342
1,600	4.50%, 09/15/2039 - 07/20/2041	1,767
878	5.00%, 09/15/2039 - 12/20/2041	970
488	5.50%, 05/20/2038 - 08/20/2041	535
199	6.00%, 02/15/2036 - 08/20/2041	223
		6,808
	Total U.S. government agencies
	(cost $31,370)	$31,772

U.S. GOVERNMENT SECURITIES - 13.1%
Other Direct Federal Obligations - 0.3%
	FFCB - 0.0%
$20	3.88%, 10/07/2013	$21
65	4.88%, 12/16/2015 - 01/17/2017	75
		96
	FHLB - 0.3%
340	4.75%, 12/16/2016	394
210	5.00%, 11/17/2017	252
100	5.25%, 06/18/2014	107
		753
	Tennessee Valley Authority - 0.0%
95	6.75%, 11/01/2025	139

		988
U.S. Treasury Securities - 12.8%
	U.S. Treasury Bonds - 2.0%
1,944	3.13%, 11/15/2041	2,035
305	3.75%, 08/15/2041	358
728	4.25%, 11/15/2040	929
1,950	5.38%, 02/15/2031	2,784
		6,106
	U.S. Treasury Notes - 10.8%
3,580	0.25%, 11/30/2014	3,580
400	0.50%, 07/31/2017	398
2,500	0.63%, 05/31/2017 - 11/30/2017	2,495
485	0.88%, 11/30/2016 ‡	492
1,912	1.00%, 08/31/2016 ‡	1,948
3,970	1.25%, 02/15/2014 - 08/31/2015	4,062
2,314	1.75%, 05/31/2016 - 05/15/2022	2,360
3,878	1.88%, 09/30/2017	4,095
345	2.13%, 08/15/2021	363
11,300	2.38%, 08/31/2014 Ø	11,700
215	3.13%, 05/15/2021	244
		31,737
		37,843
	Total U.S. government securities
	(cost $38,439)	$38,831

The accompanying notes are an integral part of these financial statements.

17

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 13.1% - (continued)
U.S. Treasury Securities - 12.8% - (continued)
	U.S. Treasury Notes - 10.8% - (continued)
Contracts
PUT OPTIONS PURCHASED - 4.8%
Equity Contracts - 4.8%
	S&P 500 Option
97	Expiration: 06/06/2016, Exercise Price:
	$1,170.00		$14,274

	Total put options purchased
	(cost $22,592)		$14,274

	Total long-term investments
	(cost $166,811)		$163,962
Shares or Principal Amount
SHORT-TERM INVESTMENTS - 49.7%
Commercial Paper - 22.0%
	Mortgage Backed Securities - 15.2%
	FHLMC
$25,000	0.13%, 1/7/2013 ○		$24,999
	FNMA
20,000	0.13%, 1/9/2013 ○		20,000
			44,999
	U.S. Government Securities - 6.8%
	FHLB
20,000	0.14%, 2/1/2013 ○		19,999

			64,998
Other Investment Pools and Funds - 0.0%
1	JP Morgan U.S. Government Money Market Fund		$1

Repurchase Agreements - 10.8%
	RBS Greenwich Capital Markets TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $12,478, collateralized by U.S. Treasury Note 0.38% - 2.75%, 2008 - 2012, value of $12,728)
$12,478	0.18%, 12/31/2012		$12,478
	Royal Bank of Canada TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $8,880, collateralized by U.S. Treasury Note 0.25%, 2015, value of $9,058)
8,880	0.15%, 12/31/2012		8,880
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $10,458, collateralized by U.S. Treasury Note 2.63%, 2014, value of $10,667)
10,458	0.17%, 12/31/2012		10,458
			31,816
U.S. Treasury Bills - 16.9%
10,000	0.06%, 02/07/2013 □○		9,999
40,000	0.09%, 03/07/2013 ○		39,998
			49,997
	Total short-term investments
	(cost $146,807)		$146,812

	Total investments
	(cost $313,618) ▲	105.1%	$310,774
	Other assets and liabilities	(5.1)%	(15,012)
	Total net assets	100.0%	$295,762

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

18

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $306,019 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,607
Unrealized Depreciation	(9,852)
Net Unrealized Appreciation	$4,755

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $725, which represents 0.2% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,124 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at December 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini) Future	2,642	03/15/2013	$187,721	$187,595	$126

* The number of contracts does not omit 000's.

Ø	At December 31, 2012, this security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
S&P 500 Option (BCLY)	Equity	$910.00	06/06/2016	32,964	$2,385	$4,457	$2,072
S&P 500 Option (JPM)	Equity	$910.00	06/06/2016	31,850	2,304	4,298	1,994
S&P 500 Option (BOA)	Equity	$910.00	06/06/2016	20,282	1,467	2,564	1,097
S&P 500 Option (CSI)	Equity	$910.00	06/06/2016	3,348	242	509	267
S&P 500 Option (UBS)	Equity	$910.00	06/06/2016	8,811	638	1,390	752
					$7,036	$13,218	$6,182

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

The broker deposited securities valued at $7,723 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)		Index Abbreviations:
		S&P	Standard & Poors

Counterparty Abbreviations:		Municipal Bond Abbreviations:
BCLY	Barclays	DA	Development Authority
BOA	Banc of America Securities LLC	FA	Finance Authority
CSI	Credit Suisse International	GO	General Obligation
JPM	JP Morgan Chase & Co.	PA	Port Authority
UBS	UBS AG	Rev	Revenue

The accompanying notes are an integral part of these financial statements.

19

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Other Abbreviations:
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

20

Hartford Portfolio Diversifier HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,931	$–	$1,931	$–
Common Stocks ‡	49,179	49,179	–	–
Corporate Bonds	23,728	–	23,728	–
Exchange Traded Funds	2,010	2,010	–	–
Foreign Government Obligations	1,584	–	1,584	–
Municipal Bonds	653	–	653	–
Put Options Purchased	14,274	–	14,274	–
U.S. Government Agencies	31,772	–	31,772	–
U.S. Government Securities	38,831	–	38,831	–
Short-Term Investments	146,812	1	146,811	–
Total	$310,774	$51,190	$259,584	$–
Futures *	126	126	–	–
Written Options *	6,182	–	6,182	–
Total	$6,308	$126	$6,182	$–

♦	For the year ended December 31, 2012, investments valued at $180 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
U.S. Government Agencies	$54	$—	$—	$—	$—	$—	$—	$(54)	$—
Total	$54	$—	$—	$—	$—	$—	$—	$(54)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

21

Hartford Portfolio Diversifier HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $281,802)	$278,958
Investments in repurchase agreements, at market value (cost $31,816)	31,816
Receivables:
Investment securities sold	528
Fund shares sold	750
Dividends and interest	691
Other assets	15
Total assets	312,758
Liabilities:
Bank overdraft	1
Payables:
Investment securities purchased	5,104
Fund shares redeemed	17
Variation margin	4,765
Investment management fees	34
Distribution fees	14
Other liabilities	9
Accrued expenses	16
Written options (proceeds $13,218)	7,036
Total liabilities	16,996
Net assets	$295,762
Summary of Net Assets:
Capital stock and paid-in-capital	$308,625
Undistributed net investment income	—
Accumulated net realized loss	(16,327)
Unrealized appreciation of investments	3,464
Net assets	$295,762
Shares authorized	1,000,000
Par value	$0.001
Class IB: Net asset value per share	$9.38
Shares outstanding	31,531
Net assets	$295,762

The accompanying notes are an integral part of these financial statements.

22

Hartford Portfolio Diversifier HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$906
Interest	1,450
Less: Foreign tax withheld	—
Total investment income, net	2,356

Expenses:
Investment management fees	1,262
Distribution fees - Class IB	526
Custodian fees	45
Accounting services fees	38
Board of Directors' fees	5
Audit fees	13
Other expenses	36
Total expenses (before waivers)	1,925
Expense waivers	(136)
Total waivers	(136)
Total expenses, net	1,789
Net Investment Income	567

Net Realized Loss on Investments and Other Financial Instruments:
Net realized gain on investments	1,065
Net realized loss on purchased options	(4,192)
Net realized loss on futures	(12,756)
Net Realized Loss on Investments and Other Financial Instruments	(15,883)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	4,299
Net unrealized depreciation of purchased options	(9,608)
Net unrealized appreciation of futures	78
Net unrealized appreciation of written options	8,203
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	2,972
Net Loss on Investments and Other Financial Instruments	(12,911)
Net Decrease in Net Assets Resulting from Operations	$(12,344)

The accompanying notes are an integral part of these financial statements.

23

Hartford Portfolio Diversifier HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Period June 6, 2011* through December 31, 2011
Operations:
Net investment income	$567	$245
Net realized gain (loss) on investments and other financial instruments	(15,883)	272
Net unrealized appreciation of investments and other financial instruments	2,972	492
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,344)	1,009
Distributions to Shareholders:
From net investment income
Class IB	(1,025)	(352)
Total from net investment income	(1,025)	(352)
From net realized gain on investments
Class IB	—	(191)
Total from net realized gain on investments	—	(191)
Total distributions	(1,025)	(543)
Capital Share Transactions:
Class IB
Sold	218,964	106,671
Issued on reinvestment of distributions	1,025	543
Redeemed	(17,439)	(1,099)
Total capital share transactions	202,550	106,115
Net increase from capital share transactions	202,550	106,115
Net Increase in Net Assets	189,181	106,581
Net Assets:
Beginning of period	106,581	—
End of period	$295,762	$106,581
Undistributed (distribution in excess of)
net investment income	$—	$—
Shares:
Class IB
Sold	22,772	10,517
Issued on reinvestment of distributions	109	53
Redeemed	(1,815)	(105)
Total share activity	21,066	10,465

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

24

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Portfolio Diversifier HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates. The Fund’s shares are available only to separate accounts of HLIC and its affiliates as a required investment option for variable annuity contracts whose holders have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

25

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the

26

valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

27

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

28

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2012.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater

29

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options contracts as of December 31, 2012. There were no transactions involving written options contracts during the year ended December 31, 2012.

Options Contract Activity During the Year Ended December 31, 2012
Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	97,255	$13,218
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—
End of year	97,255	$13,218

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$14,274	$—	$—	$14,274
Total	$—	$—	$—	$14,274	$—	$—	$14,274

Liabilities:
Variation margin payable *	$—	$—	$—	$4,765	$—	$—	$4,765
Written options, market value	—	—	—	7,036	—	—	7,036
Total	$—	$—	$—	$11,801	$—	$—	$11,801

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $126 as reported in the Schedule of Investments.

30

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(4,192)	$—	$—	$(4,192)
Net realized loss on futures	—	—	—	(12,756)	—	—	(12,756)
Total	$—	$—	$—	$(16,948)	$—	$—	$(16,948)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(9,608)	$—	$—	$(9,608)
Net change in unrealized appreciation of futures	—	—	—	78	—	—	78
Net change in unrealized appreciation of written options	—	—	—	8,203	—	—	8,203
Total	$—	$—	$—	$(1,327)	$—	$—	$(1,327)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Period June 6, 2011 (Commencement of Operations) through December 31, 2011
Ordinary Income	$1,025	$486
Long-Term Capital Gains*	—	57

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses	$(15,482)
Unrealized Appreciation*	2,619
Total Accumulated Deficit	$(12,863)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

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d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$458
Accumulated Net Realized Gain (Loss)	(454)
Capital Stock and Paid-in-Capital	(4)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$8,688
Long-Term Capital Loss Carryforward	6,794
Total	$15,482

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides

33

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund. HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement will remain in effect until April 30, 2013, and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start date of the next term or upon approval of the Board of Directors of the Company.

d)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used

34

to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of December 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class IB	17%

9.	Investment Transactions:

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$132,089
Sales Proceeds Excluding U.S. Government Obligations	73,387
Cost of Purchases for U.S. Government Obligations	44,329
Sales Proceeds for U.S. Government Obligations	21,555

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

35

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Hartford Portfolio Diversifier HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$–	$–	$(0.03)	$9.38
From June 6, 2011 (commencement of operations) through December 31, 2011 (C)
IB(D)	10.00	0.04	0.19	0.23	(0.03)	(0.02)	–	(0.05)	10.18

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable annuity product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Per share amounts have been calculated using the average shares method.
(D)	Commenced operations on June 6, 2011.
(E)	Not annualized.
(F)	Annualized.

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- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers		Ratio of Expenses to Average Net Assets After Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(7.58)%		$295,762	0.91%		0.85%		0.27%		61%

2.38	(E)	106,581	0.93	(F)	0.85	(F)	0.58	(F)	43

39

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Portfolio Diversifier HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Portfolio Diversifier HLS Fund ( one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

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Hartford Portfolio Diversifier HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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Hartford Portfolio Diversifier HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

42

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

Hartford Portfolio Diversifier HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IB	$1,000.00	$997.18	$4.27	$1,000.00	$1,020.86	$4.32	0.85%	184	366

44

Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Portfolio Diversifier HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. In addition, the Board noted that it had previously approved a compliance policy and procedures specific to the Fund to provide safeguards and controls designed to assure that the Fund is operated in accordance with its stated objectives and strategies, and not in a manner intended to inappropriately benefit the Advisers’ affiliates to the detriment of the Fund and its shareholders. The Board also noted the

45

Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal

46

to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

47

Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable annuity products offered by The Hartford. The Board noted that HLIC, an affiliate of HL Advisors, and its affiliates benefit from the Fund’s strategy of seeking to replicate the performance of the Portfolio Diversifier Index through a reduced need to hedge their obligations under certain guaranteed benefit riders (each, a “Rider”) in their general accounts, the reduced potential risk of loss, and the potential for additional assets garnered due to the appeal to investors of the Riders combined with a particular asset allocation model. The Board also noted, on the other hand, that investors benefit from the ability to elect the Rider at a comparatively reduced guarantee price (in light of the performance profile of the Fund) and on comparatively better terms, than would be available in the absence of the Fund, while maintaining a decreased possibility of downside risk as well as decreased volatility of an investor’s overall fund allocation. The Board considered the reports of the Advisers and the Fund’s Chief Compliance Officer that demonstrated that the Fund continues to be managed in the interests of contract holders, and not in the interests of HLIC to the detriment of contract holders.

The Board reviewed information noting that HLIC receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the

48

Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

49

Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

50

Hartford Portfolio Diversifier HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Fund Strategy Risk: The Fund is available solely to holders of variable annuity contracts issued by Hartford Life and its affiliates who have elected a Rider. The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders. Hartford Life and its affiliates have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider, the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of its obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Life, HL Advisors and the Fund have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

51

The Hartford Portfolio Diversifier HLS Fund
Principal Risks (Unaudited) – (continued)

Index and Information Risk: The data used by HL Advisors to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the Derivative Sleeve may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

52

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-PD12 2-13 113550 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Small Company HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Small Company HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Small Company HLS Fund inception 08/09/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Small Company IA	15.64%	1.27%	11.41%
Small Company IB	15.35%	1.03%	11.14%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.71% and 0.96%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small Company HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Mario E. Abularach, CFA	Mammen Chally, CFA
Senior Vice President and Equity Research Analyst	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned 15.64% for the twelve-month period ended December 31, 2012 outperforming its benchmark, the Russell 2000 Growth Index which returned 14.59% for the same period. The Fund also outperformed the 14.09% return of the average fund in the Lipper VP-UF Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well-received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Small cap (+16.4%) stocks modestly outperformed large cap stocks (+16.0%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Value (+18.1%) stocks outperformed Growth (+14.6%) stocks during the period, as measured by the Russell 2000 Value and Russell 2000 Growth Indices. Eight of ten sectors in the Russell 2000 Growth Index had positive returns during the period. Consumer Discretionary (+21.0%), Materials (+20.8%), and Telecommunication Services (+19.1%) performed best, while Energy (-9.4%) and Utilities (-5.2%) lagged.

Stock selection was the main driver of relative outperformance versus the benchmark, primarily in the Industrials, Energy, and Consumer Discretionary sectors; this was somewhat offset by weak stock selection in the Information Technology, Financials, and Telecommunication Services sectors. Sector allocation, which is the residual result of bottom-up stock selection, also detracted from relative returns, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Health Care and an overweight to Information Technology.

Top contributors to relative and absolute performance during the period included PulteGroup (Consumer Discretionary), SXC Health Solutions (Health Care), and DSW (Consumer Discretionary). Shares of PulteGroup, a large U.S. homebuilder, performed well as signs of stabilization in housing began to turn sentiment toward the housing sector and investors began contemplating future home price appreciation. The combination of record home affordability, an improving jobs picture, and low levels of new home construction have provided a powerful backdrop for U.S. homebuilders following their seven-year recession. Shares of SXC Health Solutions, a pharmacy benefit management (PBM) company, moved higher following the announcement in April 2012 that the company planned to merge with competitor Catalyst Health Solutions. Shares of shoe retailer DSW climbed during the period, following strong earnings and profits based on higher U.S. consumer demand for affordable branded shoes.

Stocks that detracted the most from relative returns during the period included Deckers Outdoor (Consumer Discretionary), Salix Pharmaceutical (Health Care), and Pharmacyclics (Health Care). Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear, fell as elevated inventory levels of UGG boots and waning customer demand led to price reductions. Additionally, margin pressure from higher product costs led to a reduction in consensus earnings expectations. Salix Pharmaceutical, a pharmaceutical firm focused on the treatment of gastrointestinal diseases, saw its stock price decline following news that Relistor, which is approved for opioid-induced constipation in cancer patients, received a complete response letter requesting additional

3

Hartford Small Company HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

clinical data before approval in a broader patient population. Shares of Pharmacyclics, a pharmaceutical company, performed well during the period as the company announced positive results from two clinical trials of a new drug for the treatment of patients with chronic lymphocytic leukemia. Not owning this benchmark-component security for the duration of the period detracted from relative returns. Knight Capital Group (Financials) and Riverbed Technology (Information Technology) also detracted from absolute returns during the period.

What is the outlook?

We continue to challenge ourselves to discover emerging growth companies and to be opportunistic to uncover re-emerging growth companies. Market volatility over the past year has validated our long-standing focus on fundamental research, which we continue to apply with rigor.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight in the Consumer Discretionary, Energy, and Materials sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight in the Health Care, Consumer Staples, and Telecommunication Services sectors.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.0%
Banks (Financials)	2.5
Capital Goods (Industrials)	13.2
Commercial and Professional Services (Industrials)	1.8
Consumer Durables and Apparel (Consumer Discretionary)	4.8
Consumer Services (Consumer Discretionary)	3.3
Diversified Financials (Financials)	1.2
Energy (Energy)	7.2
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	0.3
Health Care Equipment and Services (Health Care)	6.4
Household and Personal Products (Consumer Staples)	1.9
Insurance (Financials)	0.3
Materials (Materials)	6.1
Media (Consumer Discretionary)	0.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.9
Real Estate (Financials)	3.8
Retailing (Consumer Discretionary)	7.1
Semiconductors and Semiconductor Equipment (Information Technology)	1.8
Software and Services (Information Technology)	17.3
Technology Hardware and Equipment (Information Technology)	3.6
Transportation (Industrials)	3.0
Utilities (Utilities)	0.3
Short-Term Investments	2.1
Other Assets and Liabilities	(1.7)
Total	100.0%

4

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles and Components - 2.0%
365	Allison Transmission Holdings, Inc.	$7,447
448	Tenneco Automotive, Inc. ●	15,719
37	Tesla Motors, Inc. ●	1,268
		24,434
	Banks - 2.5%
193	Boston Private Financial Holdings, Inc.	1,738
319	East West Bancorp, Inc.	6,861
81	EverBank Financial Corp.	1,208
79	First Merchants Corp.	1,165
144	Flushing Financial Corp.	2,209
57	Home Loan Servicing Solutions Ltd.	1,072
67	Hudson Valley Holding Corp.	1,041
231	Ocwen Financial Corp. ●	7,996
142	Umpqua Holdings Corp.	1,676
513	Western Alliance Bancorp ●	5,397
28	Wintrust Financial Corp.	1,011
		31,374
	Capital Goods - 13.2%
38	A.O. Smith Corp.	2,426
42	AAON, Inc.	875
139	Acuity Brands, Inc.	9,412
21	AGCO Corp. ●	1,032
153	Altra Holdings, Inc.	3,382
170	Applied Industrial Technologies, Inc.	7,151
121	Astronics Corp. ●	2,774
18	Astronics Corp. Class B ●	388
63	AZZ, Inc.	2,412
52	Belden, Inc.	2,342
51	CAI International, Inc. ●	1,119
18	Carlisle Cos., Inc.	1,030
48	Chart Industries, Inc. ●	3,180
133	Colfax Corp. ●	5,363
24	Crane Co.	1,132
508	DigitalGlobe, Inc. ●	12,425
103	DXP Enterprises, Inc. ●	5,037
28	EMCOR Group, Inc.	963
30	Esterline Technologies Corp. ●	1,927
35	Franklin Electric Co., Inc.	2,164
26	GeoEye, Inc. ●	799
107	GrafTech International Ltd. ●	1,004
68	H & E Equipment Services, Inc.	1,031
62	Heico Corp.	2,783
132	IDEX Corp.	6,120
56	John Bean Technologies Corp.	997
204	Kennametal, Inc.	8,156
51	Lennox International, Inc.	2,664
26	Lindsay Corp.	2,096
78	Luxfer Holdings plc ●	953
25	Middleby Corp. ●	3,222
235	Moog, Inc. Class A ●	9,651
42	Nordson Corp.	2,676
282	Owens Corning, Inc. ●	10,419
324	Polypore International, Inc. ●	15,052
52	Sun Hydraulics Corp.	1,347
31	TAL International Group, Inc.	1,128
159	Teledyne Technologies, Inc. ●	10,347
35	Textainer Group Holdings Ltd.	1,098
52	Titan International, Inc.	1,129
67	Trex Co., Inc. ●	2,489
90	Trimas Corp. ●	2,524
142	WESCO International, Inc. ●	9,551
		163,770
	Commercial and Professional Services - 1.8%
66	Deluxe Corp.	2,142
55	Exponent, Inc. ●	3,071
72	GP Strategies Corp. ●	1,480
82	Interface, Inc.	1,324
454	On Assignment, Inc. ●	9,198
323	Wageworks, Inc. ●	5,753
		22,968
	Consumer Durables and Apparel - 4.7%
64	Arctic Cat, Inc. ●	2,150
256	Brunswick Corp.	7,452
179	Fifth & Pacific Cos., Inc. ●	2,228
294	Hanesbrands, Inc. ●	10,530
32	Helen of Troy Ltd. ●	1,079
4,299	Samsonite International S.A.	9,021
56	Skechers USA, Inc. Class A ●	1,040
1,220	Standard-Pacific Corp. ●	8,966
279	Steven Madden Ltd. ●	11,799
53	True Religion Apparel, Inc.	1,357
44	Warnaco Group, Inc. ●	3,151
		58,773
	Consumer Services - 3.3%
202	Bloomin' Brands, Inc. ●	3,158
93	Brinker International, Inc.	2,881
132	Buffalo Wild Wings, Inc. ●	9,647
668	Burger King Worldwide, Inc. ●	10,985
280	Cheesecake Factory, Inc.	9,175
96	Ignite Restaurant Group, Inc. ●	1,243
57	Sotheby's Holdings	1,915
21	Steiner Leisure Ltd. ●	1,027
70	Whistler Blackcomb Holdings, Inc.	864
		40,895
	Diversified Financials - 1.2%
299	BGC Partners, Inc.	1,034
200	DFC Global Corp. ●	3,709
96	Fifth Street Finance Corp.	1,002
116	Gain Capital Holdings, Inc.	473
270	Netspend Holdings, Inc. ●	3,191
30	Portfolio Recovery Associates, Inc. ●	3,175
448	Wisdomtree Investment, Inc. ●	2,744
		15,328
	Energy - 7.2%
2,328	Alberta Oilsands, Inc. ●	117
110	Atwood Oceanics, Inc. ●	5,017
93	Berry Petroleum Co.	3,117
438	BPZ Resources, Inc. ●	1,381
85	C&J Energy Services, Inc. ■●	1,816
252	Cloud Peak Energy, Inc. ●	4,881
42	CVR Energy, Inc. ●	2,031
59	Diamondback Energy, Inc. ●	1,130
76	Energy XXI (Bermuda) Ltd.	2,462
58	EPL Oil & Gas, Inc. ●	1,303
64	Gulfmark Offshore, Inc. ●	2,194
41	Gulfport Energy Corp. ●	1,575
14	Hornbeck Offshore Services, Inc. ●	482
354	ION Geophysical Corp. ●	2,301

The accompanying notes are an integral part of these financial statements.

5

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Energy - 7.2% - (continued)
170	Karoon Gas Australia Ltd. ●	$966
129	Midstates Petroleum Co., Inc. ●	888
437	Painted Pony Petroleum Ltd. ●	4,611
541	Patterson-UTI Energy, Inc.	10,087
78	PBF Energy, Inc. ●	2,275
42	PDC Energy, Inc. ●	1,395
491	Rex Energy Corp. ●	6,393
252	Rosetta Resources, Inc. ●	11,453
262	SemGroup Corp. ●	10,255
2,700	Sunshine Oilsands Ltd. ●	1,076
68	Swift Energy Co. ●	1,040
682	Trican Well Service Ltd.	8,990
		89,236
	Food and Staples Retailing - 0.9%
196	Casey's General Stores, Inc.	10,405
77	Natural Grocers by Vitamin Cottage, Inc. ●	1,465
		11,870
	Food, Beverage and Tobacco - 0.3%
10	Boston Beer Co., Inc. Class A ●	1,390
135	Darling International, Inc. ●	2,168
		3,558
	Health Care Equipment and Services - 6.4%
208	Air Methods Corp. ●	7,667
32	AmSurg Corp. ●	954
7	Atrion Corp.	1,360
185	Catamaran Corp. ●	8,730
32	Corvel Corp. ●	1,445
42	Cyberonics, Inc. ●	2,205
166	Dexcom, Inc. ●	2,255
38	Ensign Group, Inc.	1,028
169	Globus Medical, Inc. ●	1,774
49	Greatbatch, Inc. ●	1,127
354	HealthSouth Corp. ●	7,475
95	Heartware International, Inc. ●	8,002
63	ICU Medical, Inc. ●	3,851
255	Insulet Corp. ●	5,421
56	LHC Group, Inc. ●	1,187
69	Masimo Corp. ●	1,453
14	MEDNAX, Inc. ●	1,082
315	Merge Healthcare, Inc. ●	779
67	Merit Medical Systems, Inc. ●	931
52	Owens & Minor, Inc.	1,487
304	Team Health Holdings ●	8,741
73	U.S. Physical Therapy, Inc.	2,001
63	Volcano Corp. ●	1,476
140	Wellcare Health Plans, Inc. ●	6,829
		79,260
	Household and Personal Products - 1.9%
357	Elizabeth Arden, Inc. ●	16,057
51	Nu Skin Enterprises, Inc. Class A	1,882
129	Spectrum Brands Holdings, Inc. ●	5,802
		23,741
	Insurance - 0.3%
61	Amerisafe, Inc. ●	1,653
54	Protective Life Corp.	1,548
		3,201
	Materials - 6.1%
63	ADA-ES, Inc. ●	1,055
30	Allied Nevada Gold Corp. ●	898
780	Aurcana Corp. ●	729
255	Graphic Packaging Holding Co. ●	1,649
1,093	Headwaters, Inc. ●	9,354
28	Innospec, Inc. ●	948
524	KapStone Paper & Packaging Corp. ●	11,627
561	Louisiana-Pacific Corp. ●	10,845
25	LSB Industries, Inc. ●	868
359	Methanex Corp. ADR	11,436
93	New Gold, Inc. ●	1,020
85	Olin Corp.	1,829
227	Packaging Corp. of America	8,728
144	PolyOne Corp.	2,942
881	Romarco Minerals, Inc. ●	682
227	Silgan Holdings, Inc.	9,439
26	Universal Stainless & Alloy Products, Inc. ●	971
24	Winpak Ltd.	351
		75,371
	Media - 0.9%
711	Pandora Media, Inc. ●	6,526
169	Shutterstock, Inc. ●	4,393
		10,919
	Pharmaceuticals, Biotechnology and Life Sciences - 9.9%
68	3SBio, Inc. ADR ●	926
93	Acorda Therapeutics, Inc. ●	2,323
127	Algeta ASA ●☼	3,550
185	Alkermes plc ●	3,431
590	Arena Pharmaceuticals, Inc. ●‡	5,324
178	Auxilium Pharmaceuticals, Inc. ●	3,296
487	Aveo Pharmaceuticals, Inc. ●	3,917
136	Bruker Corp. ●	2,070
214	Cadence Pharmaceuticals, Inc. ●	1,026
179	Covance, Inc. ●	10,368
214	Cubist Pharmaceuticals, Inc. ●	9,015
1,050	Exelixis, Inc. ●	4,798
453	Immunogen, Inc. ●	5,781
380	Incyte Corp. ●	6,306
659	Ironwood Pharmaceuticals, Inc. ●	7,313
451	Medicines Co. ●	10,807
130	Neurocrine Biosciences, Inc. ●	971
832	NPS Pharmaceuticals, Inc. ●	7,575
69	Onyx Pharmaceuticals, Inc. ●	5,240
139	Optimer Pharmaceuticals, Inc. ●	1,262
76	PAREXEL International Corp. ●	2,241
43	Puma Biotechnology, Inc. ●	815
708	Rigel Pharmaceuticals, Inc. ●	4,605
205	Salix Pharmaceuticals Ltd. ●	8,298
405	Seattle Genetics, Inc. ●	9,387
84	Tesaro, Inc. ●	1,416
152	Trius Therapeutics, Inc. ●	728
		122,789
	Real Estate - 3.8%
65	American Campus Communities, Inc. REIT	3,009
67	Capstead Mortgage Corp. REIT	773
71	Colonial Properties Trust REIT	1,514
65	Coresite Realty Corp. REIT	1,787
172	Glimcher Realty Trust REIT	1,904
32	Hatteras Financial Corp. REIT	784
97	Medical Properties Trust, Inc. REIT	1,157
106	MFA Mortgage Investments, Inc. REIT	862

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Real Estate - 3.8% - (continued)
450	Pebblebrook Hotel Trust REIT	$10,394
254	Potlatch Corp. REIT	9,935
59	PS Business Parks, Inc. REIT	3,808
123	Summit Hotel Properties, Inc. REIT	1,169
713	Sunstone Hotel Investors, Inc. REIT ●	7,640
66	Whitestone REIT	920
57	Zillow, Inc. ●	1,595
		47,251
	Retailing - 7.1%
5,016	Allstar LLC ⌂†	7,074
150	Ascena Retail Group, Inc. ●	2,770
39	Cato Corp.	1,057
55	Core-Mark Holding Co., Inc.	2,594
495	Debenhams plc	924
155	DSW, Inc.	10,199
89	Express, Inc. ●	1,348
288	Francescas Holding Corp. ●	7,479
35	Group 1 Automotive, Inc.	2,156
42	Guess?, Inc.	1,036
91	Hibbett Sports, Inc. ●	4,807
363	HomeAway, Inc. ●	7,977
143	HSN, Inc.	7,869
40	Lumber Liquidators Holdings, Inc. ●	2,124
103	Mattress Firm Holding Corp. ●	2,535
338	Pier 1 Imports, Inc.	6,757
328	rue21, Inc. ●	9,326
58	The Finish Line, Inc.	1,088
227	Urban Outfitters, Inc. ●	8,948
		88,068
	Semiconductors and Semiconductor Equipment - 1.8%
1,501	Lattice Semiconductor Corp. ●	5,987
359	Mindspeed Technologies, Inc. ●	1,678
112	Nanometrics, Inc. ●	1,614
349	Ultratech Stepper, Inc. ●	13,021
		22,300
	Software and Services - 17.3%
96	Aspen Technology, Inc. ●	2,661
54	Bazaarvoice, Inc. ●	505
297	Broadsoft, Inc. ●	10,806
1,012	Cadence Design Systems, Inc. ●	13,671
50	Cass Information Systems, Inc.	2,099
9	Commvault Systems, Inc. ●	620
141	Concur Technologies, Inc. ●	9,539
52	Constant Contact, Inc. ●	744
62	CoStar Group, Inc. ●	5,548
333	DealerTrack Technologies, Inc. ●	9,552
144	Earthlink, Inc.	929
71	Ebix, Inc.	1,139
243	Fair Isaac, Inc.	10,203
287	Fleetmatics Group Ltd. ●	7,213
181	Higher One Holdings, Inc. ●	1,911
298	IAC/InterActiveCorp.	14,110
357	Imperva, Inc. ●	11,258
128	j2 Global, Inc.	3,916
97	Keynote Systems, Inc.	1,366
632	LivePerson, Inc. ●	8,304
176	Micros Systems ●	7,460
18	MicroStrategy, Inc. ●	1,646
346	Mitek Systems, Inc. ●	1,110
73	Netscout Systems, Inc. ●	1,905
42	Nuance Communications, Inc. ●	935
458	Parametric Technology Corp. ●	10,310
80	QLIK Technologies, Inc. ●	1,735
607	Sapient Corp. ●	6,408
275	ServiceNow, Inc. ●	8,251
21	Solarwinds, Inc. ●	1,092
287	Solera Holdings, Inc.	15,332
32	Sourcefire, Inc. ●	1,530
217	Splunk, Inc. ●	6,302
64	Syntel, Inc.	3,447
72	Tyler Corp. ●	3,478
35	Ultimate (The) Software Group, Inc. ●	3,288
57	VeriFone Systems, Inc. ●	1,701
580	Web.com Group, Inc. ●	8,590
189	WEX, Inc.	14,238
		214,852
	Technology Hardware and Equipment - 3.6%
51	Acme Packet, Inc. ●	1,128
56	Arris Group, Inc. ●	843
301	Aruba Networks, Inc. ●	6,250
174	Coherent, Inc. ●	8,822
163	Emulex Corp. ●	1,190
331	Extreme Networks, Inc. ●	1,205
116	Fabrinet ●	1,529
30	Ixia ●	505
531	JDS Uniphase Corp. ●	7,189
296	Mitel Networks Corp. ●	930
33	Netgear, Inc. ●	1,305
114	Oplink Communications, Inc. ●	1,773
39	Palo Alto Networks, Inc. ●	2,087
46	Park Electrochemical Corp.	1,173
57	Plantronics, Inc.	2,110
82	Rogers Corp. ●	4,085
102	TTM Technologies, Inc. ●	937
122	Ubiquiti Networks, Inc. ●	1,486
		44,547
	Transportation - 3.0%
148	Avis Budget Group, Inc. ●	2,935
158	Landstar System, Inc.	8,314
43	Marten Transport Ltd.	796
315	Old Dominion Freight Line, Inc. ●	10,794
689	Spirit Airlines, Inc. ●	12,214
110	Werner Enterprises, Inc.	2,373
		37,426
	Utilities - 0.3%
30	Portland General Electric Co.	818
66	UNS Energy Corp.	2,817
27	Westar Energy, Inc.	776
		4,411
	Total common stocks
	(cost $1,126,752)	$1,236,342

The accompanying notes are an integral part of these financial statements.

7

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS - 0.1%
	Consumer Durables and Apparel - 0.1%
14	Callaway Golf Co., 7.50% ۞		$1,394

	Total preferred stocks
	(cost $1,579)		$1,394

	Total long-term investments
	(cost $1,128,331)		$1,237,736

SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $602, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $614)
$602	0.19%, 12/31/2012		$602
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $4,282, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $4,367)
4,282	0.23%, 12/31/2012		4,282
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,339, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $1,366)
1,339	0.20%, 12/31/2012		1,339
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $8,435, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $8,604)
8,435	0.17%, 12/31/2012		8,435
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $174, collateralized by FNMA 3.00%, 2032, value of $177)
174	0.25%, 12/31/2012		174
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $5,935, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $6,054)
5,935	0.20%, 12/31/2012		5,935
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $5,196, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $5,300)
5,196	0.21%, 12/31/2012		5,196
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $100, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $103)
100	0.17%, 12/31/2012		100
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $354, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $361)
354	0.25%, 12/31/2012		$354
			26,417
	Total short-term investments
	(cost $26,417)		$26,417

	Total investments
	(cost $1,154,748) ▲	101.7%	$1,264,153
	Other assets and liabilities	(1.7)%	(20,670)
	Total net assets	100.0%	$1,243,483

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $1,162,394 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$151,336
Unrealized Depreciation	(49,577)
Net Unrealized Appreciation	$101,759

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $7,074, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $1,816, which represents 0.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	5,016	Allstar LLC	$2,964

At December 31, 2012, the aggregate value of these securities was $7,074, which represents 0.6% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $98 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	01/02/2013	BCLY	$854	$854	$–
CAD	Buy	01/03/2013	JPM	1,141	1,143	2
GBP	Sell	01/02/2013	DEUT	22	22	–
HKD	Buy	01/03/2013	DEUT	155	155	–
HKD	Buy	01/03/2013	MSC	88	88	–
HKD	Sell	01/02/2013	DEUT	20	20	–
NOK	Buy	01/04/2013	JPM	97	98	1
						$3

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Hartford Small Company HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,236,342	$1,214,807	$14,461	$7,074
Preferred Stocks	1,394	–	1,394	–
Short-Term Investments	26,417	–	26,417	–
Total	$1,264,153	$1,214,807	$42,272	$7,074
Foreign Currency Contracts *	3	–	3	–
Total	$3	$–	$3	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended December 31, 2012, investments valued at $6,961 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Common Stocks	$5,630	$—	$4,022	†	$—	$—	$(2,142)	$—	$(436)	$7,074
Total	$5,630	$—	$4,022		$—	$—	$(2,142)	$—	$(436)	$7,074

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $4,022.

The accompanying notes are an integral part of these financial statements.

11

Hartford Small Company HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,154,748)	$1,264,153
Cash	2,777
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	21,518
Fund shares sold	1,403
Dividends and interest	332
Other assets	—
Total assets	1,290,186
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	32,687
Fund shares redeemed	13,784
Investment management fees	164
Distribution fees	6
Accrued expenses	62
Total liabilities	46,703
Net assets	$1,243,483
Summary of Net Assets:
Capital stock and paid-in-capital	$1,041,199
Undistributed net investment income	1,412
Accumulated net realized gain	91,466
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	109,406
Net assets	$1,243,483
Shares authorized	1,500,000
Par value	$0.001
Class IA: Net asset value per share	$19.74
Shares outstanding	57,053
Net assets	$1,126,350
Class IB: Net asset value per share	$19.06
Shares outstanding	6,145
Net assets	$117,133

The accompanying notes are an integral part of these financial statements.

12

Hartford Small Company HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$11,320
Interest	41
Less: Foreign tax withheld	(66)
Total investment income, net	11,295

Expenses:
Investment management fees	8,999
Transfer agent fees	6
Distribution fees - Class IB	386
Custodian fees	30
Accounting services fees	158
Board of Directors' fees	34
Audit fees	22
Other expenses	193
Total expenses (before fees paid indirectly)	9,828
Commission recapture	(129)
Total fees paid indirectly	(129)
Total expenses, net	9,699
Net Investment Income	1,596

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	105,213
Net realized gain on foreign currency contracts	28
Net realized loss on other foreign currency transactions	(71)
Net Realized Gain on Investments and Foreign Currency Transactions	105,170

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	81,684
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	81,683
Net Gain on Investments and Foreign Currency Transactions	186,853
Net Increase in Net Assets Resulting from Operations	$188,449

The accompanying notes are an integral part of these financial statements.

13

Hartford Small Company HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income (loss)	$1,596	$(2,311)
Net realized gain on investments and foreign currency transactions	105,170	196,454
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	81,683	(237,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	188,449	(43,059)
Distributions to Shareholders:
From net realized gain on investments
Class IA	(70)	—
Class IB	(10)	—
Total distributions	(80)	—
Capital Share Transactions:
Class IA
Sold	86,327	242,954
Issued on reinvestment of distributions	70	—
Redeemed	(217,332)	(294,153)
Total capital share transactions	(130,935)	(51,199)
Class IB
Sold	17,856	44,274
Issued on reinvestment of distributions	10	—
Redeemed	(78,670)	(95,489)
Total capital share transactions	(60,804)	(51,215)
Net decrease from capital share transactions	(191,739)	(102,414)
Net Decrease in Net Assets	(3,370)	(145,473)
Net Assets:
Beginning of period	1,246,853	1,392,326
End of period	$1,243,483	$1,246,853
Undistributed (distribution in excess of) net investment income	$1,412	$(67)
Shares:
Class IA
Sold	4,505	13,058
Issued on reinvestment of distributions	4	—
Redeemed	(11,366)	(15,958)
Total share activity	(6,857)	(2,900)
Class IB
Sold	962	2,422
Issued on reinvestment of distributions	1	—
Redeemed	(4,236)	(5,358)
Total share activity	(3,273)	(2,936)

The accompanying notes are an integral part of these financial statements.

14

Hartford Small Company HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Small Company HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

15

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

17

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when

18

its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

19

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$28	$—	$—	$—	$—	$28
Total	$—	$28	$—	$—	$—	$—	$28

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

20

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Long-Term Capital Gains*	$80	$—

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

Amount
Undistributed Ordinary Income	$2,065
Undistributed Long-Term Capital Gain	98,459
Unrealized Appreciation*	101,760
Total Accumulated Earnings	$202,284

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

21

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(117)
Accumulated Net Realized Gain (Loss)	746
Capital Stock and Paid-in-Capital	(629)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with

22

the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.71%
Class IB	0.96

23

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.08%	0.09%
Total Return Excluding Payment from Affiliate	29.18%	28.90%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,412,129
Sales Proceeds Excluding U.S. Government Obligations	1,585,808

24

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

Hartford Small Company HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$ 17.07	$ 0.03		$ 2.64	$ 2.67	$–	$–	$–	$–	$ 19.74
IB	16.56	(0.03)		2.53	2.50	–	–	–	–	19.06

For the Year Ended December 31, 2011
IA	17.66	(0.02)		(0.57)	(0.59)	–	–	–	–	17.07
IB	17.18	(0.09)		(0.53)	(0.62)	–	–	–	–	16.56

For the Year Ended December 31, 2010
IA	14.23	(0.01)		3.44	3.43	–	–	–	–	17.66
IB	13.88	(0.06)		3.36	3.30	–	–	–	–	17.18

For the Year Ended December 31, 2009
IA	11.01	–	(E)	3.22	3.22	–	–	–	–	14.23
IB	10.76	(0.03	)(E)	3.15	3.12	–	–	–	–	13.88

For the Year Ended December 31, 2008
IA	18.62	0.02		(7.56)	(7.54)	(0.02)	(0.05)	–	(0.07)	11.01
IB	18.20	(0.01)		(7.38)	(7.39)	–	(0.05)	–	(0.05)	10.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	The impact of Payment from Affiliate per share was $0.01.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

15.64%		$1,126,350	0.72%	0.72%	0.16%	110%
15.10		117,133	0.97	0.97	(0.13)	–

(3.36)		1,090,883	0.71	0.71	(0.13)	99
(3.62)		155,970	0.96	0.96	(0.38)	–

24.13		1,180,045	0.73	0.73	(0.08)	171
23.83		212,281	0.98	0.98	(0.33)	–

29.29	(F)	1,026,150	0.75	0.75	(0.07)	184
29.01	(F)	208,358	1.00	1.00	(0.32)	–

(40.60)		793,078	0.71	0.71	0.16	194
(40.73)		179,411	0.96	0.96	(0.09)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small Company HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small Company HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

28

Hartford Small Company HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

30

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010(4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

Hartford Small Company HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,004.09	$3.63	$1,000.00	$1,021.51	$3.67	0.72%	184	366
Class IB	$1,000.00	$1,003.96	$4.89	$1,000.00	$1,020.26	$4.93	0.97%	184	366

32

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small Company HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (Continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

34

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

35

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (Continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

36

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

Hartford Small Company HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SC12 2-13 113551 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Stock HLS Fund

2012 Annual Report
December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Stock HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Stock HLS Fund inception 08/31/1977
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Stock IA	14.38%	0.89%	6.25%
Stock IB	14.10%	0.64%	5.98%
Russell 1000 Index	16.42%	1.92%	7.52%
S&P 500 Index	15.99%	1.66%	7.09%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Index because the Fund’s investment manager believes that the Russell 1000 Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.50% and 0.75%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Stock HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers

Donald J. Kilbride*

Senior Vice President and Equity Portfolio Manager

* Appointed as a Portfolio Manager for the Fund as of April 30, 2012. As of the same date, Steven T. Irons and Peter I. Higgins no longer serve as portfolio managers for the Fund.

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned 14.38% for the twelve-month period ended December 31, 2012, trailing both the S&P 500 Index, which returned 15.99%, and the Russell 1000 Index, which returned 16.42% for the same period. The Fund also underperformed the 15.02% return of the average fund in the Lipper VP-UF Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Overall equity market performance was positive for the period across all market capitalizations: both large cap (+16%) and small cap equities (+16%) trailed mid caps (+18%), as represented by the Russell 1000, Russell 2000, and S&P MidCap 400 indices, respectively. During the twelve-month period all ten sectors rose within the Russell 1000 Index, led by Financials (+27%), Consumer Discretionary (+25%), and Health Care (+20%). Utilities (+2%) and Energy (+4%) lagged on a relative basis.

The Fund’s underperformance versus the benchmark was driven by challenged security selection in Energy, Information Technology, and Health Care. This was modestly offset by strong selection in Consumer Discretionary, as well as an underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to Utilities. Sector allocation overall was also a contributor to relative performance. Note that sector positioning is typically an indirect result of our deliberate bottom-up security selection.

Top detractors from relative and absolute performance during the period were BG Group (Energy), Western Union (Information Technology), and Occidental Petroleum (Energy). Global producer of oil and gas, BG Group, lowered its growth outlook primarily due to project delays in Brazil and weakness in Egypt production. This caused the stock to underperform. Money management and payment services company Western Union reduced earnings guidance as it cut pricing in certain key geographies to preserve remittance market share. Shares fell more than 20% during 2012. Occidental Petroleum is an exploration and production (E&P) company with attractive acreage positions in California, West Texas, and the Middle East. We added to our position.

Stocks that contributed the most to relative returns during the period were Apple (Information Technology), Lowe’s (Consumer Discretionary), and Allstar LLC (Consumer Discretionary). Apple, a leading provider of smartphones, tablets, and other personal technology items saw its shares fall in the fourth quarter of 2012 after slightly missed earnings expectations due to weaker-than-expected iPad sales. In addition, the company gave disappointing revenue and earnings guidance. Not holding Apple during this period helped relative performance. Shares of Lowe’s benefitted from continued signs that the U.S. housing market is gaining strength. Hurricane Sandy also caused investors to bid up the company’s share price on the belief that the rebuilding process for the U.S. east coast should boost materials purchases by individuals and companies. Allstar LLC, operates a chain of sporting good stores in the south and southwest United States. This is a private placement investment. The shares rose as the company has executed its plan well, resulting in increased gross margins and incrementally positive sales compared to prior periods. Our holdings in JPMorgan Chase (Financials) also contributed to returns on an absolute basis.

3

Hartford Stock HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

What is the outlook?

While recent macroeconomic headlines are not uniformly bad, threats to an economic slowdown still persist today. Continued uncertainty in Washington, DC, looms over the market. The prospect of a U.S. slowdown is still worrisome in our view. That, we cannot control.

Instead, our efforts are focused on finding companies with above-average growth in dividends, which we believe is an effective and often overlooked indicator of high quality, shareholder-oriented companies. These companies tend to produce consistent, above-average returns over time and in order to grow dividends, they must produce not only growth in reported earnings but also growth in free cash flow. They also need to allocate free cash flow effectively by reinvesting capital selectively, and returning excess capital to shareholders. We believe that a portfolio of high-quality stocks with superior prospects for dividend growth, selling at reasonable valuation levels, can produce superior total returns over time.

At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Consumer Discretionary, and Industrials as we continued to find attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the Russell 1000 Index were in Financials, Information Technology, and Telecommunication Services.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	3.6%
Capital Goods (Industrials)	10.6
Consumer Durables and Apparel (Consumer Discretionary)	3.7
Consumer Services (Consumer Discretionary)	2.2
Diversified Financials (Financials)	1.4
Energy (Energy)	11.7
Food and Staples Retailing (Consumer Staples)	3.5
Food, Beverage and Tobacco (Consumer Staples)	4.4
Health Care Equipment and Services (Health Care)	6.0
Household and Personal Products (Consumer Staples)	4.3
Insurance (Financials)	4.2
Materials (Materials)	3.4
Media (Consumer Discretionary)	4.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.7
Retailing (Consumer Discretionary)	6.2
Software and Services (Information Technology)	11.6
Transportation (Industrials)	4.1
Utilities (Utilities)	1.5
Short-Term Investments	1.4
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Banks - 3.6%
571	PNC Financial Services Group, Inc.	$33,296
868	Wells Fargo & Co.	29,679
		62,975
	Capital Goods - 10.6%
410	Emerson Electric Co.	21,730
504	General Dynamics Corp.	34,943
454	Honeywell International, Inc.	28,820
390	Lockheed Martin Corp.	35,997
395	Northrop Grumman Corp.	26,662
429	United Technologies Corp.	35,187
		183,339
	Consumer Durables and Apparel - 3.7%
847	Mattel, Inc.	31,017
641	NIKE, Inc. Class B	33,085
		64,102
	Consumer Services - 2.2%
425	McDonald's Corp.	37,452

	Diversified Financials - 1.4%
120	BlackRock, Inc.	24,883

	Energy - 11.7%
2,132	BG Group plc	35,558
272	Chevron Corp.	29,372
804	Enbridge, Inc.	34,829
574	Exxon Mobil Corp.	49,692
705	Occidental Petroleum Corp.	54,011
		203,462
	Food and Staples Retailing - 3.5%
698	CVS Caremark Corp.	33,731
395	Wal-Mart Stores, Inc.	26,961
		60,692
	Food, Beverage and Tobacco - 4.4%
580	Coca-Cola Co.	21,025
799	PepsiCo, Inc.	54,679
		75,704
	Health Care Equipment and Services - 6.0%
951	Cardinal Health, Inc.	39,166
1,034	Medtronic, Inc.	42,427
428	UnitedHealth Group, Inc.	23,228
		104,821
	Household and Personal Products - 4.3%
296	Colgate-Palmolive Co.	30,991
634	Procter & Gamble Co.	43,074
		74,065
	Insurance - 4.2%
435	ACE Ltd.	34,713
253	Chubb Corp.	19,021
557	Marsh & McLennan Cos., Inc.	19,184
		72,918
	Materials - 3.4%
444	Ecolab, Inc.	31,928
242	Praxair, Inc.	26,433
		58,361
	Media - 4.5%
489	Comcast Corp. Class A	18,289
701	Omnicom Group, Inc.	35,003
493	Walt Disney Co.	24,552
		77,844
	Pharmaceuticals, Biotechnology and Life Sciences - 11.7%
392	Amgen, Inc.	33,862
804	Johnson & Johnson	56,384
1,575	Pfizer, Inc.	39,489
220	Roche Holding AG	44,436
754	Teva Pharmaceutical Industries Ltd. ADR	28,159
		202,330
	Retailing - 6.2%
9,440	Allstar LLC ⌂†	13,312
10,986	Buck Holdings L.P. ⌂●†	7,857
1,109	Lowe's Co., Inc.	39,399
801	Target Corp.	47,420
		107,988
	Software and Services - 11.6%
416	Accenture plc	27,696
740	Automatic Data Processing, Inc.	42,215
200	IBM Corp.	38,254
1,335	Microsoft Corp.	35,677
1,203	Oracle Corp.	40,076
1,309	Western Union Co.	17,819
		201,737
	Transportation - 4.1%
471	C.H. Robinson Worldwide, Inc.	29,801
562	United Parcel Service, Inc. Class B	41,431
		71,232
	Utilities - 1.5%
489	Dominion Resources, Inc.	25,329

	Total common stocks
	(cost $1,597,847)	$1,709,234

	Total long-term investments
	(cost $1,597,847)	$1,709,234

SHORT-TERM INVESTMENTS - 1.4%
Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $533, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $544)
$533	0.19%, 12/31/2012	$533
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $3,792, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $3,867)
3,792	0.23%, 12/31/2012	3,792
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,186, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $1,210)
1,186	0.20%, 12/31/2012	1,186

The accompanying notes are an integral part of these financial statements.

5

Hartford Stock HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.4% - (continued)
Repurchase Agreements - 1.4% - (continued)
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $7,470, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $7,619)
$7,470	0.17%, 12/31/2012		$7,470
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $154, collateralized by FNMA 3.00%, 2032, value of $157)
154	0.25%, 12/31/2012		154
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $5,256, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $5,361)
5,256	0.20%, 12/31/2012		5,256
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $4,601, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $4,693)
4,601	0.21%, 12/31/2012		4,601
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $89, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $91)
88	0.17%, 12/31/2012		88
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $314, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $320)
314	0.25%, 12/31/2012		314
			23,394
	Total short-term investments
	(cost $23,394)		$23,394

	Total investments
	(cost $1,621,241) ▲	100.0%	$1,732,628
	Other assets and liabilities	–%	(359)
	Total net assets	100.0%	$1,732,269

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $1,627,227 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$161,938
Unrealized Depreciation	(56,537)
Net Unrealized Appreciation	$105,401

The accompanying notes are an integral part of these financial statements.

6

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $21,169, which represents 1.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	9,440	Allstar LLC	$5,578
06/2007	10,986	Buck Holdings L.P.	1,954

At December 31, 2012, the aggregate value of these securities was $21,169, which represents 1.2% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Stock HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,709,234	$1,608,071	$79,994	$21,169
Short-Term Investments	23,394	–	23,394	–
Total	$1,732,628	$1,608,071	$103,388	$21,169

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012
Assets:
Common Stocks	$34,362	$17,388	$(4,630	)*	$—	$—	$(25,951)	$—	$—	$21,169
Total	$34,362	$17,388	$(4,630)		$—	$—	$(25,951)	$—	$—	$21,169

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(4,630).

The accompanying notes are an integral part of these financial statements.

8

Hartford Stock HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,621,241)	$1,732,628
Cash	1
Receivables:
Fund shares sold	126
Dividends and interest	1,524
Other assets	—
Total assets	1,734,279
Liabilities:
Payables:
Fund shares redeemed	1,751
Investment management fees	157
Distribution fees	10
Accrued expenses	92
Total liabilities	2,010
Net assets	$1,732,269
Summary of Net Assets:
Capital stock and paid-in-capital	$2,345,358
Undistributed net investment income	204
Accumulated net realized loss	(724,682)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	111,389
Net assets	$1,732,269
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$44.73
Shares outstanding	34,253
Net assets	$1,532,116
Class IB: Net asset value per share	$44.71
Shares outstanding	4,477
Net assets	$200,153

The accompanying notes are an integral part of these financial statements.

9

Hartford Stock HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$44,121
Interest	41
Less: Foreign tax withheld	(413)
Total investment income, net	43,749

Expenses:
Investment management fees	8,756
Distribution fees - Class IB	556
Custodian fees	11
Accounting services fees	185
Board of Directors' fees	50
Audit fees	21
Other expenses	308
Total expenses (before fees paid indirectly)	9,887
Commission recapture	(25)
Total fees paid indirectly	(25)
Total expenses, net	9,862
Net Investment Income	33,887

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	235,177
Net realized gain on foreign currency contracts	1,412
Net realized gain on other foreign currency transactions	368
Net Realized Gain on Investments and Foreign Currency Transactions	236,957

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(18,712)
Net unrealized depreciation of foreign currency contracts	(119)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(18,825)
Net Gain on Investments and Foreign Currency Transactions	218,132
Net Increase in Net Assets Resulting from Operations	$252,019

The accompanying notes are an integral part of these financial statements.

10

Hartford Stock HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$33,887	$27,545
Net realized gain on investments and foreign currency transactions	236,957	135,742
Net unrealized depreciation of investments and foreign currency transactions	(18,825)	(182,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,019	(18,745)
Distributions to Shareholders:
From net investment income
Class IA	(32,577)	(23,255)
Class IB	(3,720)	(2,687)
Total distributions	(36,297)	(25,942)
Capital Share Transactions:
Class IA
Sold	24,409	35,432
Issued on reinvestment of distributions	32,577	23,255
Redeemed	(328,593)	(385,103)
Total capital share transactions	(271,607)	(326,416)
Class IB
Sold	8,307	16,524
Issued on reinvestment of distributions	3,720	2,687
Redeemed	(70,038)	(82,724)
Total capital share transactions	(58,011)	(63,513)
Net decrease from capital share transactions	(329,618)	(389,929)
Net Decrease in Net Assets	(113,896)	(434,616)
Net Assets:
Beginning of period	1,846,165	2,280,781
End of period	$1,732,269	$1,846,165
Undistributed (distribution in excess of) net investment income	$204	$2,536
Shares:
Class IA
Sold	554	862
Issued on reinvestment of distributions	728	588
Redeemed	(7,451)	(9,352)
Total share activity	(6,169)	(7,902)
Class IB
Sold	190	398
Issued on reinvestment of distributions	83	68
Redeemed	(1,592)	(2,005)
Total share activity	(1,319)	(1,539)

The accompanying notes are an integral part of these financial statements.

11

Hartford Stock HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Stock HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

12

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining

13

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

14

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

15

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$1,412	$—	$—	$—	$—	$1,412
Total	$—	$1,412	$—	$—	$—	$—	$1,412

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(119)	$—	$—	$—	$—	$(119)
Total	$—	$(119)	$—	$—	$—	$—	$(119)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$36,297	$25,942

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$204
Accumulated Capital and Other Losses*	(718,694)
Unrealized Appreciation†	105,401
Total Accumulated Deficit	$(613,089)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$78
Accumulated Net Realized Gain (Loss)	(78)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$718,694
Total	$718,694

During the year ended December 31, 2012, the Fund utilized $225,623 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

19

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.50%
Class IB	0.75

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. These fees are accrued daily and paid monthly.

20

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	41.53%	41.18%

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,481,998
Sales Proceeds Excluding U.S. Government Obligations	1,822,000

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

22

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23

Hartford Stock HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$–	$–	$(0.96)	$44.73
IB	39.92	0.82	4.81	5.63	(0.84)	–	–	(0.84)	44.71

For the Year Ended December 31, 2011
IA	40.98	0.62	(1.07)	(0.45)	(0.58)	–	–	(0.58)	39.95
IB	40.94	0.51	(1.06)	(0.55)	(0.47)	–	–	(0.47)	39.92

For the Year Ended December 31, 2010
IA	36.10	0.44	4.89	5.33	(0.45)	–	–	(0.45)	40.98
IB	36.06	0.35	4.88	5.23	(0.35)	–	–	(0.35)	40.94

For the Year Ended December 31, 2009
IA	25.86	0.48	10.25	10.73	(0.49)	–	–	(0.49)	36.10
IB	25.84	0.39	10.24	10.63	(0.41)	–	–	(0.41)	36.06

For the Year Ended December 31, 2008
IA	47.11	0.59	(20.79)	(20.20)	(0.81)	(0.24)	–	(1.05)	25.86
IB	47.00	0.50	(20.72)	(20.22)	(0.70)	(0.24)	–	(0.94)	25.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

14.38%		$1,532,116	0.51%	0.51%	1.86%	82%
14.10		200,153	0.76	0.76	1.61	–

(1.09)		1,614,788	0.50	0.50	1.37	43
(1.34)		231,377	0.75	0.75	1.11	–

14.80		1,980,502	0.50	0.50	1.09	77
14.51		300,279	0.75	0.75	0.84	–

41.54	(E)	2,055,227	0.51	0.51	1.43	84
41.18	(E)	328,275	0.76	0.76	1.19	–

(43.13)		1,810,864	0.49	0.49	1.38	89
(43.27)		287,794	0.74	0.74	1.13	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Stock HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Stock HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 15, 2013

26

Hartford Stock HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford Stock HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Stock HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,003.78	$2.55	$1,000.00	$1,022.59	$2.57	0.51%	184	366
Class IB	$1,000.00	$1,003.65	$3.81	$1,000.00	$1,021.34	$3.84	0.76%	184	366

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Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Stock HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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The Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

32

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund,

33

The Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all

34

information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Stock HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-S12 2-13 113554 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Total Return Bond HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Total Return Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Total Return Bond HLS Fund inception 08/31/1977
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Total Return Bond IA	7.54%	5.62%	5.24%
Total Return Bond IB	7.27%	5.35%	4.98%
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.49% and 0.74%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.49% and 0.74%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Total Return Bond HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill, III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA shares of the Hartford Total Return Bond HLS Fund returned 7.54% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.22% for the same period. The Fund also outperformed the 6.69% return of the average fund in the Lipper VP-UF Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Risk assets performed well in 2012 owing to aggressive central bank actions, modest economic growth in the U.S., and reduced tail risks in Europe. In particular, the European Central Bank (ECB)’s rate cut and announced outright monetary transactions (OMT) helped calm investor fears over a potentially large, negative outcome in the European debt crisis. An agreement by eurozone finance ministers on a bailout deal for Greece, which signaled their commitment to ensure Greece remains in the eurozone, further fanned market optimism.

The year was also marked by important political events in the U.S. including the elections in November and the fiscal cliff negotiations, which kept markets on edge particularly in December, as it threatened to push the economy back into recession. On January 1, 2013, the House of Representatives passed legislation averting tax increases for most U.S. taxpayers while delaying spending cuts.

The U.S. Federal Reserve (Fed) remained extremely accommodative throughout the year given the fragile state of the global economic recovery. The Fed announced plans to purchase additional mortgage-backed securities through a third round of quantitative easing (QE3) and Treasury securities, significantly expanding the size of its balance sheet. Additionally, the Fed adopted inflation and unemployment-rate thresholds in place of its mid-2015 forward rate guidance, noting that it would keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near the Fed’s 2% target.

U.S. economic releases generally showed modest improvement throughout the period, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain (excluding short-term blips caused by homebuyer tax credits) since late 2006, aided by increased home sales and reduced inventory. Meanwhile, the unemployment rate declined by 0.70 percentage points to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed over the year, service sector growth picked up some, and consumer confidence edged up amid a healing jobs market.

Treasury yields were mixed over the period as the 30-year yield rose 6 basis points, while 5-year and 10-year yields fell 11 and 12 basis points, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration-adjusted basis.

The primary drivers of the Fund’s outperformance were its mortgage-backed securities (MBS) and investment grade credit exposures. The Fund’s allocation to non-agency MBS was the top contributor to relative results as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. The Fund’s agency MBS pass-through exposure, particularly in lower coupons, was also a significant positive for performance as the entire sector experienced strong performance on the heels of the Fed’s third round of quantitative easing. Our investment grade credit exposure was also additive to relative results; in particular, our overweight to U.S. financials contributed to outperformance as this subsector benefitted following the reduction of tail risk from Europe. The Fund’s overweight to commercial mortgage-backed securities (CMBS) was also positive for performance as the sector rallied. The Fund’s Non-Dollar exposure, via forward foreign currency contracts and futures, also helped relative performance.

The Fund’s positioning in high yield credit detracted from performance overall. Positive results from an allocation to BB-rated high yield issuers were more than offset by the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk.

What is the outlook?

In the U.S., we continue to maintain a moderate pro-cyclical bias in the Fund based on attractive valuations, supportive Fed policy, and reduced tail risk in Europe. We expect U.S. economic momentum to be positive in 2013 as the recovery in housing continues to gain steam. Our positive economic view is tempered, however, by ongoing debates over deficit reduction and the debt ceiling.

3

Hartford Total Return Bond HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

Within the portfolio we ended the period with a modest overweight to investment grade corporates, primarily via U.S. financials, based on strong credit fundamentals. Specifically, U.S. bank valuations remained attractive at the end of the period based on our view that balance sheets are less risky on improved capital ratios, declining non-performing assets and strong liquidity profiles. We also continued to like BB-rated high yield bonds at the end of the period. Aside from good corporate fundamentals, we expect defaults to remain low and data has been very supportive with strong inflows into the sector. We continued to favor non-agency Residential MBS based on our view of continued improvement in the U.S. housing market. While the non-agency market has experienced strong price performance in 2012, we believe there is still value remaining in these securities. Meanwhile, at the end of the period we positioned the portfolio with a market-neutral exposure to agency MBS based on the sector’s recent strong performance, while additional Fed purchases are making MBS more expensive. We continued to maintain an overweight to high-quality Commercial MBS. Additionally, we had a modest allocation to emerging market debt based on attractive valuations. Within non-dollar, we expect further rate cuts in Australia so we maintained a long Australian rates position versus Germany.

With improving economic data and Fed monetary policy now tied to specific economic targets, we believe rates could move modestly higher than markets expect. As of December 31, 2012, we currently have a neutral-to-short duration posture. We also believe that short term inflation expectations are too low and have positioned the portfolio based on our expectations for higher inflation.

Diversification by Industry

as of December 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.1
Air Transportation	0.2
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	2.9
Beverage and Tobacco Product Manufacturing	1.0
Chemical Manufacturing	0.8
Computer and Electronic Product Manufacturing	0.4
Construction	0.1
Fabricated Metal Product Manufacturing	0.2
Finance and Insurance	28.7
Food Manufacturing	0.0
Food Services	0.0
Furniture and Related Product Manufacturing	0.1
General Obligations	0.7
Health Care and Social Assistance	1.8
Higher Education (Univ., Dorms, etc.)	0.1
Information	3.1
Machinery Manufacturing	0.3
Mining	0.7
Miscellaneous Manufacturing	0.5
Motor Vehicle and Parts Manufacturing	0.3
Nonmetallic Mineral Product Manufacturing	0.2
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	2.1
Pipeline Transportation	0.7
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.3
Professional, Scientific and Technical Services	0.1
Real Estate, Rental and Leasing	0.8
Retail Trade	1.6
Tax Allocation	0.0
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.0
Utilities	1.4
Utilities - Electric	0.3
Utilities - Water and Sewer	0.3
Wholesale Trade	0.4
Total	50.8%
Equity Securities
Diversified Banks	0.0
Other Diversified Financial Services	0.1
Total	0.1%
Call Options Purchased	0.0
Foreign Government Obligations	0.3
Put Options Purchased	0.1
U.S. Government Agencies	38.6
U.S. Government Securities	22.7
Short-Term Investments	3.3
Other Assets and Liabilities	(15.9)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category.  Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

Distribution by Credit Quality
as of December 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	5.7%
Aa / AA	3.1
A	7.0
Baa / BBB	17.0
Ba / BB	9.5
B	3.4
Caa / CCC or Lower	4.9
Unrated	0.5
U.S. Government Agencies and Securities	61.3
Non-Debt Securities and Other Short-Term Instruments	3.5
Other Assets & Liabilities	(15.9)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.9%
Finance and Insurance - 14.9%
	Captive Auto Finance - 1.3%
	Ally Automotive Receivables Trust
$874	3.00%, 10/15/2015 ■	$874
5,675	3.38%, 09/15/2017 ■	5,844
5,650	3.61%, 08/15/2016 ■	5,828
	Bank of America Automotive Trust
1,835	3.03%, 10/15/2016 ■	1,843
	Carnow Automotive Receivables Trust
1,117	2.09%, 01/15/2015 ■	1,117
	CPS Automotive Trust
3,771	1.82%, 12/16/2019 ■	3,772
	Credit Acceptance Automotive Loan Trust
1,860	2.21%, 09/15/2020 ■	1,880
5,115	3.12%, 03/16/2020 ■	5,156
	Ford Credit Automotive Owner Trust
4,600	2.54%, 02/15/2016	4,750
3,680	3.21%, 07/15/2017	3,863
1,730	5.53%, 05/15/2016 ■	1,812
	Harley-Davidson Motorcycle Trust
4,180	2.12%, 08/15/2017	4,226
	Hyundai Automotive Receivables Trust
6,710	2.27%, 02/15/2017	6,912
	Prestige Automotive Receivables Trust
3,855	2.49%, 04/16/2018 ■	3,913
	SNAAC Automotive Receivables Trust
2,064	1.78%, 06/15/2016 ■	2,073
		53,863
	Captive Retail Finance - 0.1%
	CNH Equipment Trust
3,075	2.97%, 05/15/2017	3,182

	Credit Card Issuing - 0.1%
	GE Capital Credit Card Master Note Trust
3,230	2.21%, 06/15/2016	3,257

	Real Estate Credit (Mortgage Banking) - 13.4%
	Argent Securities, Inc.
20,681	0.36%, 06/25/2036 Δ	6,972
	Asset Backed Funding Certificates
11,058	0.43%, 01/25/2037 Δ	5,679
	Banc of America Commercial Mortgage Trust, Inc.
11,725	5.17%, 11/10/2042 Δ	12,803
6,070	5.36%, 09/10/2047 Δ	6,762
	Banc of America Funding Corp.
8,010	0.51%, 05/20/2047 Δ	5,877
10,485	5.77%, 05/25/2037	9,028
	BB-UBS Trust
11,170	3.43%, 11/05/2036 ■	11,473
	BCAP LLC Trust
4,472	0.39%, 03/25/2037 Δ	3,279
	Bear Stearns Adjustable Rate Mortgage Trust
10,050	2.32%, 08/25/2035 Δ	10,166
13,060	2.47%, 10/25/2035 Δ	12,575
	Bear Stearns Commercial Mortgage Securities, Inc.
1,405	4.93%, 02/13/2042	1,517
7,015	5.30%, 10/12/2042 Δ	7,783
3,600	5.54%, 10/12/2041	4,146
	Cal Funding II Ltd.
2,011	3.47%, 10/25/2027 ■	2,049
	CFCRE Commercial Mortgage Trust
4,385	5.75%, 12/15/2047 ■Δ	4,085
	Citigroup/Deutsche Bank Commercial Mortgage Trust
7,950	5.32%, 12/11/2049 ‡	9,120
12,597	5.39%, 07/15/2044 ‡Δ	13,979
3,840	5.40%, 12/11/2049	2,209
	Commercial Mortgage Loan Trust
5,290	6.21%, 12/10/2049 Δ	6,306
	Commercial Mortgage Pass-Through Certificates
27,838	2.97%, 07/10/2046 ■►	2,262
1,540	4.93%, 11/15/2045 ■	1,378
	Community or Commercial Mortgage Trust
4,945	2.77%, 12/10/2045	5,048
1,190	4.33%, 12/10/2045 ■	1,012
	Consumer Portfolio Services, Inc.
620	5.01%, 06/17/2019 ■	623
	Countrywide Home Loans, Inc.
2,837	3.03%, 04/20/2036 Δ	1,690
18,940	6.00%, 10/25/2037	18,353
	Credit Suisse Mortgage Capital Certificates
2,375	5.31%, 12/15/2039	2,697
11,866	5.47%, 09/15/2039	13,471
	CS First Boston Mortgage Securities Corp.
5,554	5.50%, 06/25/2035	5,419
	CW Capital Cobalt Ltd.
12,236	5.22%, 08/15/2048	13,870
	DBUBS Mortgage Trust
26,861	2.63%, 01/01/2021 ■►	1,305
5,155	4.54%, 05/12/2021 ■	5,763
	Fieldstone Mortgage Investment Corp.
4,183	0.48%, 05/25/2036 Δ	2,170
3,385	0.55%, 04/25/2047 Δ	1,837
	First Franklin Mortgage Loan Trust
14,867	0.45%, 04/25/2036 Δ	6,780
	First Horizon Alternative Mortgage Securities
15,042	2.55%, 04/25/2036 Δ	10,762
21,931	2.60%, 09/25/2035 Δ	18,112
	Ford Credit Floorplan Master Owner Trust
6,225	1.50%, 09/15/2015	6,268
	Fremont Home Loan Trust
1,943	0.36%, 10/25/2036 Δ	863
	GE Business Loan Trust
6,134	1.21%, 05/15/2034 ■Δ	4,003
	GMAC Mortgage Corp. Loan Trust
7,166	3.71%, 09/19/2035 Δ	6,868
	Goldman Sachs Mortgage Securities Corp. II
805	3.38%, 05/10/2045	872
13,635	3.48%, 11/05/2034 ■	13,907

The accompanying notes are an integral part of these financial statements.

5

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.9% - (continued)
Finance and Insurance - 14.9% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.4% - (continued)
	Goldman Sachs Mortgage Securities Trust
$4,865	2.77%, 11/10/2045	$4,982
9,180	3.55%, 04/10/2034 ■	9,917
3,180	4.86%, 11/10/2045 ■Δ	2,780
	Greenwich Capital Commercial Funding Corp.
2,350	5.87%, 07/10/2038 Δ	2,699
	GS Mortgage Securities Trust
5,920	2.93%, 06/05/2031	6,240
	GSAA Home Equity Trust
6,282	0.29%, 02/25/2037 Δ	2,939
2,722	0.37%, 07/25/2036 Δ	1,294
	GSAMP Trust
17,470	0.30%, 01/25/2037 Δ	7,659
	GSR Mortgage Loan Trust
14,145	2.75%, 01/25/2036 Δ	11,029
	Indymac Index Mortgage Loan Trust
3,404	2.54%, 01/25/2036 Δ	3,028
2,017	2.62%, 08/25/2035 Δ	1,336
12,461	2.81%, 03/25/2036 Δ	7,812
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,070	2.75%, 10/15/2045 ■	1,156
6,660	2.84%, 12/15/2047	6,804
7,160	3.09%, 07/05/2032 ■	7,526
2,675	3.91%, 05/05/2030 ■Δ	2,928
700	4.83%, 10/15/2045 ■Δ	600
80	4.92%, 10/15/2042	87
9,995	5.20%, 12/15/2044 Δ	11,140
6,876	5.47%, 01/12/2043 Δ	7,570
1,890	5.49%, 08/15/2046 ■Δ	1,782
5,880	5.77%, 06/12/2041 Δ	6,250
	JP Morgan Mortgage Trust
3,975	3.10%, 09/25/2035 Δ	3,844
5,055	5.35%, 05/25/2036 Δ	4,381
	LB-UBS Commercial Mortgage Trust
8,695	4.95%, 09/15/2030	9,498
6,275	5.20%, 11/15/2030 Δ	6,935
6,380	5.43%, 02/15/2040	7,322
	Lehman Brothers Small Balance Commercial
1,661	5.52%, 09/25/2030 ■	1,496
	Luminent Mortgage Trust
3,160	0.47%, 11/25/2035 Δ	2,505
	Merrill Lynch Mortgage Investors Trust
1,843	2.93%, 07/25/2035 Δ	1,416
2,557	5.45%, 03/25/2036 Δ	1,761
	Merrill Lynch Mortgage Trust
5,135	5.20%, 09/12/2042	5,562
2,600	5.44%, 11/12/2037 Δ	2,890
	Morgan Stanley ABS Capital I
1,515	0.27%, 12/25/2036 Δ	717
	Morgan Stanley Capital I Trust
101,869	2.68%, 09/15/2047 ■►	3,367
5,225	5.03%, 09/15/2047 ■	6,275
11,950	5.69%, 04/15/2049 ‡Δ	13,876
	National Credit Union Administration
3,851	1.84%, 10/07/2020 Δ	3,914
	Nationstar Home Equity Loan Trust
13,475	0.39%, 06/25/2037 Δ	7,766
	Option One Mortgage Loan Trust
2,455	0.46%, 03/25/2037 Δ	1,000
	Residential Funding Mortgage Securities, Inc.
1,776	6.00%, 07/25/2037	1,666
	SBA Tower Trust
5,620	2.93%, 12/15/2017 ■	5,849
	Soundview Home Equity Loan Trust, Inc.
3,900	0.39%, 07/25/2037 Δ	1,651
7,820	0.46%, 06/25/2036 Δ	4,523
15,460	0.49%, 05/25/2036 Δ	8,699
	Structured Adjustable Rate Mortgage Loan Trust
1,804	0.51%, 09/25/2034 Δ	1,477
	UBS-Barclays Commercial Mortgage Trust
4,045	2.85%, 12/10/2045	4,159
6,360	3.53%, 05/10/2063	6,890
8,516	4.96%, 08/10/2049 ■	6,970
	Wachovia Bank Commercial Mortgage Trust
2,650	5.12%, 07/15/2042	2,909
1,748	5.42%, 10/15/2044 Δ	1,934
	Wells Fargo Alternative Loan Trust
7,766	6.25%, 11/25/2037	7,322
	Wells Fargo Commercial Mortgage Trust
4,005	2.92%, 10/15/2045	4,151
1,660	4.78%, 10/15/2045 ■	1,498
	Wells Fargo Mortgage Backed Securities Trust
2,811	5.16%, 10/25/2035 Δ	2,792
	WF-RBS Commercial Mortgage Trust
14,640	2.88%, 12/15/2045	15,115
1,960	3.00%, 08/15/2045 Δ	2,047
1,825	4.87%, 02/15/2044 ■	2,160
2,780	5.00%, 06/15/2044 ■	2,141
		557,177
		617,479
	Total asset & commercial mortgage backed securities
	(cost $593,045)	$617,479

CORPORATE BONDS - 32.7%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	Choice Hotels International, Inc.
$151	5.70%, 08/28/2020	$164
1,140	5.75%, 07/01/2022	1,263
	Wynn Las Vegas LLC
1,185	5.38%, 03/15/2022	1,259
5,415	7.75%, 08/15/2020	6,173
		8,859

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Administrative Waste Management and Remediation - 0.1%
	Other Support Services - 0.0%
	Iron Mountain, Inc.
$1,215	7.75%, 10/01/2019	$1,370

	Waste Treatment and Disposal - 0.1%
	Clean Harbors, Inc.
345	5.13%, 06/01/2021 ■	357
1,385	5.25%, 08/01/2020	1,444
		1,801
		3,171
Air Transportation - 0.2%
	Scheduled Air Transportation - 0.2%
	Continental Airlines, Inc.
7,325	4.00%, 10/29/2024	7,709
	US Airways Group, Inc.
944	6.25%, 04/22/2023	1,022
		8,731
Apparel Manufacturing - 0.1%
	Accessories and Other Apparel Manufacturing - 0.0%
	PVH Corp.
470	4.50%, 12/15/2022	475

	Cut and Sew Apparel Manufacturing - 0.1%
	Hanesbrands, Inc.
1,530	6.38%, 12/15/2020	1,683
	Phillips Van-Heusen Corp.
1,950	7.38%, 05/15/2020	2,186
		3,869
		4,344
Arts, Entertainment and Recreation - 2.7%
	Cable and Other Subscription Programming - 1.7%
	CCO Holdings LLC
1,860	5.25%, 09/30/2022	1,883
10,860	6.63%, 01/31/2022 ‡	11,865
1,900	7.38%, 06/01/2020 ‡	2,109
	DirecTV Holdings LLC
7,080	3.80%, 03/15/2022	7,304
4,200	5.00%, 03/01/2021	4,712
	Time Warner Cable, Inc.
7,250	4.50%, 09/15/2042 ╦	7,071
3,500	5.88%, 11/15/2040 ╦	4,078
	Time Warner Entertainment Co., L.P.
8,175	8.38%, 07/15/2033 ╦	11,931
	Time Warner, Inc.
2,540	3.40%, 06/15/2022	2,649
3,800	6.10%, 07/15/2040	4,601
2,692	6.25%, 03/29/2041	3,324
	Viacom, Inc.
7,000	5.63%, 09/15/2019	8,367
	Virgin Media Finance plc
2,370	5.25%, 02/15/2022	2,512
		72,406
	Data Processing, Hosting and Related Services - 0.1%
	Fidelity National Information Services, Inc.
3,230	5.00%, 03/15/2022	3,464

	Motion Picture and Video Industries - 0.0%
	NAI Entertainment Holdings LLC
732	8.25%, 12/15/2017 ■	806
	National CineMedia LLC
160	6.00%, 04/15/2022	170
		976
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	News America, Inc.
7,500	6.15%, 03/01/2037 - 02/15/2041 ‡	9,283

	Radio and Television Broadcasting - 0.7%
	CBS Corp.
3,749	3.38%, 03/01/2022	3,898
3,810	4.85%, 07/01/2042	3,965
	Liberty Media Corp.
4,047	8.25%, 02/01/2030	4,411
	NBC Universal Media LLC
4,975	2.88%, 01/15/2023 ‡	4,996
4,665	5.15%, 04/30/2020 ‡	5,530
3,390	5.95%, 04/01/2041 ‡	4,157
	Starz Financial Corp.
665	5.00%, 09/15/2019 ■	682
		27,639
		113,768
Beverage and Tobacco Product Manufacturing - 1.0%
	Beverage Manufacturing - 0.7%
	Anheuser-Busch InBev Worldwide, Inc.
6,890	7.75%, 01/15/2019	9,203
	Constellation Brands, Inc.
3,955	6.00%, 05/01/2022	4,529
5,535	7.25%, 05/15/2017	6,517
	Molson Coors Brewing Co.
1,825	3.50%, 05/01/2022	1,927
	Pernod-Ricard S.A.
8,665	2.95%, 01/15/2017 ■	9,113
		31,289
	Tobacco Manufacturing - 0.3%
	Altria Group, Inc.
4,440	10.20%, 02/06/2039	7,427
	Lorillard Tobacco Co.
3,865	8.13%, 06/23/2019	4,932
		12,359
		43,648
Chemical Manufacturing - 0.7%
	Agricultural Chemical Manufacturing - 0.0%
	Nufarm Australia Ltd.
2,111	6.38%, 10/15/2019 ■	2,206

	Basic Chemical Manufacturing - 0.7%
	Dow Chemical Co.
4,000	4.25%, 11/15/2020	4,447
13,145	8.55%, 05/15/2019	17,747
	LyondellBasell Industries N.V.
5,695	6.00%, 11/15/2021	6,677
		28,871
		31,077

The accompanying notes are an integral part of these financial statements.

7

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Computer and Electronic Product Manufacturing - 0.3%
	Computer and Peripheral Equipment Manufacturing - 0.2%
	Hewlett-Packard Co.
$1,790	4.75%, 06/02/2014	$1,866
	Seagate HDD Cayman
6,495	6.88%, 05/01/2020 ‡	6,909
		8,775
	Navigational, Measuring and Control Instruments - 0.1%
	Esterline Technologies Corp.
1,890	7.00%, 08/01/2020	2,093

	Semiconductor, Electronic Component Manufacturing - 0.0%
	Jabil Circuit, Inc.
1,345	4.70%, 09/15/2022	1,414

		12,282
Construction - 0.1%
	Residential Building Construction - 0.1%
	D.R. Horton, Inc.
1,245	6.50%, 04/15/2016	1,382
	Pulte Homes, Inc.
800	7.88%, 06/15/2032	870
	Ryland Group, Inc.
785	5.38%, 10/01/2022	804
		3,056
Fabricated Metal Product Manufacturing - 0.2%
	Boiler, Tank and Shipping Container Manufacturing - 0.1%
	Ball Corp.
2,080	5.00%, 03/15/2022	2,226
2,330	6.75%, 09/15/2020	2,569
		4,795
	Other Fabricated Metal Product Manufacturing - 0.1%
	Crown Americas, Inc.
2,400	6.25%, 02/01/2021	2,631
	Masco Corp.
575	5.95%, 03/15/2022	637
		3,268
	Spring and Wire Product Manufacturing - 0.0%
	Anixter International, Inc.
805	5.63%, 05/01/2019	847

		8,910
Finance and Insurance - 13.5%
	Captive Auto Finance - 0.4%
	Credit Acceptance Corp.
1,611	9.13%, 02/01/2017	1,760
	Ford Motor Credit Co. LLC
12,925	2.75%, 05/15/2015	13,191
		14,951
	Captive Retail Finance - 0.0%
	Dufry Finance SCA
605	5.50%, 10/15/2020 ■	626

	Commercial Banking - 0.6%
	Barclays Bank plc
10,500	6.05%, 12/04/2017 ■	11,617
	BNP Paribas
12,625	2.38%, 09/14/2017	12,806
	Santander Holdings USA
2,116	4.63%, 04/19/2016 ‡	2,212
		26,635
	Depository Credit Banking - 3.0%
	Bank of America Corp.
6,500	5.63%, 07/01/2020 ‡	7,707
6,365	5.75%, 12/01/2017 ‡	7,419
4,000	5.88%, 01/05/2021 ‡	4,789
3,700	7.63%, 06/01/2019 ‡	4,734
	Citigroup, Inc.
2,000	2.25%, 08/07/2015	2,048
5,700	4.45%, 01/10/2017	6,314
7,800	4.59%, 12/15/2015	8,516
781	5.38%, 08/09/2020	920
4,102	6.13%, 08/25/2036	4,471
8,900	6.63%, 06/15/2032	10,280
595	6.88%, 03/05/2038	783
4,839	8.50%, 05/22/2019	6,507
	HSBC Bank USA
3,271	2.38%, 02/13/2015	3,365
	HSBC Holdings plc
5,900	4.00%, 03/30/2022	6,459
5,500	6.80%, 06/01/2038	7,034
	HSBC USA, Inc.
4,515	1.63%, 01/16/2018	4,519
	PNC Bank NA
2,275	2.70%, 11/01/2022	2,276
2,235	6.00%, 12/07/2017	2,690
2,924	6.88%, 04/01/2018	3,652
	U.S. Bancorp
6,700	2.95%, 07/15/2022 ‡	6,769
	Wells Fargo & Co.
10,140	1.50%, 01/16/2018	10,157
4,000	4.60%, 04/01/2021	4,601
	Wells Fargo Bank NA
8,015	0.52%, 05/16/2016 Δ	7,845
		123,855
	Insurance Carriers - 1.2%
	Aetna, Inc.
2,635	2.75%, 11/15/2022	2,613
	American International Group, Inc.
4,595	2.38%, 08/24/2015	4,729
5,565	3.80%, 03/22/2017	6,023
	ING US, Inc.
1,995	5.50%, 07/15/2022 ■	2,165
	Massachusetts Mutual Life Insurance Co.
2,993	8.88%, 06/01/2039 ■	4,520
	Nationwide Financial Services, Inc.
4,280	5.38%, 03/25/2021 ■‡	4,567
	Nationwide Mutual Insurance Co.
5,925	9.38%, 08/15/2039 ■‡	8,337
	Principal Financial Group, Inc.
1,530	1.85%, 11/15/2017	1,538
	Swiss Re Treasury U.S. Corp.
1,635	2.88%, 12/06/2022 ■	1,636

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Finance and Insurance - 13.5% - (continued)
	Insurance Carriers - 1.2% - (continued)
	Teachers Insurance & Annuity Association of America
$6,248	6.85%, 12/16/2039 ■	$8,474
	Wellpoint, Inc.
4,120	1.88%, 01/15/2018	4,171
		48,773
	International Trade Financing (Foreign Banks) - 0.4%
	Royal Bank of Scotland plc
5,875	2.55%, 09/18/2015	6,013
5,000	3.95%, 09/21/2015	5,309
4,995	6.13%, 12/15/2022	5,272
		16,594
	Monetary Authorities - Central Bank - 0.3%
	Lloyds Banking Group plc
2,940	6.50%, 09/14/2020 ■	3,248
	Santander U.S. Debt S.A.
10,100	3.72%, 01/20/2015 ■‡	10,146
		13,394
	Nondepository Credit Banking - 1.9%
	Ally Financial, Inc.
2,085	5.50%, 02/15/2017	2,231
	American Express Co.
2,673	2.65%, 12/02/2022 ■	2,662
	Capital One Financial Corp.
2,000	4.75%, 07/15/2021	2,306
4,000	6.15%, 09/01/2016	4,576
	CIT Group, Inc.
45	5.00%, 05/15/2017	48
75	5.38%, 05/15/2020	82
2,593	5.50%, 02/15/2019 ■	2,826
1,175	6.63%, 04/01/2018 ■	1,328
	Discover Financial Services, Inc.
5,970	5.20%, 04/27/2022	6,798
	General Electric Capital Corp.
10,029	4.38%, 09/16/2020	11,193
4,500	5.30%, 02/11/2021	5,224
7,810	5.55%, 05/04/2020	9,284
8,490	5.63%, 05/01/2018	10,082
3,900	6.25%, 12/15/2022 ♠	4,247
	Provident Funding Associates L.P.
1,901	10.25%, 04/15/2017 ■	2,096
	SLM Corp.
8,745	7.25%, 01/25/2022	9,642
3,755	8.45%, 06/15/2018	4,393
		79,018
	Other Financial Investment Activities - 0.5%
	BAE Systems Holdings, Inc.
4,154	5.20%, 08/15/2015 ■	4,549
	Fresenius Medical Care US Finance II, Inc.
3,185	5.63%, 07/31/2019 ■	3,420
596	9.00%, 07/15/2015 ■	687
	Ladder Capital Finance Holdings LLC
3,146	7.38%, 10/01/2017 ■	3,232
	State Street Corp.
7,610	4.96%, 03/15/2018	8,620
		20,508
	Other Investment Pools and Funds - 0.2%
	Fibria Overseas Finance Ltd.
3,875	7.50%, 05/04/2020 ■	4,301
	Ineos Finance plc
649	8.38%, 02/15/2019 ■	700
1,780	9.00%, 05/15/2015 ■	1,891
		6,892
	Real Estate Investment Trust (REIT) - 1.3%
	Brandywine Operating Partnership L.P.
6,200	3.95%, 02/15/2023	6,145
	DuPont Fabros Technology L.P.
1,900	8.50%, 12/15/2017	2,076
	HCP, Inc.
4,200	2.63%, 02/01/2020	4,184
5,284	3.75%, 02/01/2016	5,608
	Health Care, Inc.
6,155	2.25%, 03/15/2018	6,150
2,260	4.13%, 04/01/2019	2,431
	Host Hotels & Resorts L.P.
5,900	6.00%, 11/01/2020	6,490
	Kimco Realty Corp.
1,390	4.30%, 02/01/2018	1,528
	Liberty Property L.P.
2,365	3.38%, 06/15/2023	2,340
1,930	4.13%, 06/15/2022	2,029
	Realty Income Corp.
4,216	3.25%, 10/15/2022	4,127
	Ventas Realty L.P.
2,895	2.00%, 02/15/2018	2,897
6,400	3.25%, 08/15/2022	6,275
		52,280
	Securities, Commodities and Brokerage - 3.7%
	Bear Stearns & Co., Inc.
587	5.55%, 01/22/2017	662
	Goldman Sachs Group, Inc.
10,955	5.75%, 01/24/2022	12,951
6,637	6.00%, 06/15/2020	7,886
4,400	6.45%, 05/01/2036	4,826
8,540	6.75%, 10/01/2037	9,679
	JP Morgan Chase & Co.
14,970	3.15%, 07/05/2016	15,860
12,145	4.35%, 08/15/2021	13,581
1,800	4.50%, 01/24/2022	2,036
6,375	6.00%, 01/15/2018	7,632
	Merrill Lynch & Co., Inc.
3,006	5.70%, 05/02/2017	3,299
24,775	6.05%, 05/16/2016	27,274
	Morgan Stanley
8,505	3.80%, 04/29/2016	8,928
4,065	4.88%, 11/01/2022	4,209
2,850	5.63%, 09/23/2019	3,223
17,500	6.25%, 08/28/2017	20,030
5,000	6.38%, 07/24/2042	5,862
	UBS AG Stamford CT
6,890	7.63%, 08/17/2022	7,610
		155,548
		559,074

The accompanying notes are an integral part of these financial statements.

9

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Health Care and Social Assistance - 1.8%
	General Medical and Surgical Hospitals - 0.5%
	Community Health Systems, Inc.
$4,445	5.13%, 08/15/2018	$4,634
	HCA, Inc.
4,160	6.50%, 02/15/2020	4,680
2,135	7.25%, 09/15/2020	2,365
3,177	7.50%, 11/15/2095	2,740
1,140	8.50%, 04/15/2019	1,271
	Memorial Sloan-Kettering Cancer Center
4,710	5.00%, 07/01/2042	5,458
		21,148
	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
8,092	8.35%, 07/10/2031 ■	11,158

	Offices and Physicians - 0.1%
	Partners Healthcare System, Inc.
2,815	3.44%, 07/01/2021	2,984

	Pharmaceutical and Medicine Manufacturing - 0.9%
	AbbVie, Inc.
10,835	1.20%, 11/06/2015 ■	10,907
4,145	1.75%, 11/06/2017 ■	4,190
7,340	2.00%, 11/06/2018 ■	7,435
	Express Scripts Holding Co.
4,610	2.10%, 02/12/2015 ■	4,696
	Gilead Sciences, Inc.
9,439	4.40%, 12/01/2021	10,760
	Valeant Pharmaceuticals International, Inc.
520	6.75%, 08/15/2021 ■	558
		38,546
		73,836
Information - 2.8%
	Cable and Other Program Distribution - 0.7%
	CSC Holdings LLC
768	6.75%, 11/15/2021 ■	852
	CSC Holdings, Inc.
3,985	7.63%, 07/15/2018	4,603
	DISH DBS Corp.
7,130	5.88%, 07/15/2022	7,665
7,530	7.88%, 09/01/2019	8,923
	Rogers Communications, Inc.
1,745	8.75%, 05/01/2032	2,682
	TCI Communications, Inc.
2,025	8.75%, 08/01/2015	2,416
		27,141
	Data Processing Services - 0.1%
	Audatex North America, Inc.
2,001	6.75%, 06/15/2018 ■	2,141

	Other Information Services - 0.1%
	Cox Communications, Inc.
3,735	3.25%, 12/15/2022 ■	3,852
	InterActiveCorp
505	4.75%, 12/15/2022 ■	502
		4,354
	Satellite Telecommunications - 0.1%
	Hughes Satelite Systems Corp.
2,050	6.50%, 06/15/2019	2,260
	Intelsat Jackson Holdings S.A.
2,665	8.50%, 11/01/2019	2,985
		5,245
	Telecommunications - Other - 0.6%
	Sprint Nextel Corp.
3,745	7.00%, 03/01/2020 ■	4,354
1,306	9.00%, 11/15/2018 ■	1,613
	Telefonica Emisiones SAU
3,520	3.99%, 02/16/2016	3,663
	UPCB Finance III Ltd.
1,084	6.63%, 07/01/2020 ■	1,161
	UPCB Finance VI Ltd.
3,070	6.88%, 01/15/2022 ■	3,323
	Vivendi S.A.
8,080	2.40%, 04/10/2015 ■	8,241
	Wind Acquisition Finance S.A.
3,470	7.25%, 02/15/2018 ■	3,498
		25,853
	Telecommunications - Wired Carriers - 0.6%
	AT&T, Inc.
1,200	5.35%, 09/01/2040	1,397
	Deutsche Telekom International Finance B.V.
9,065	3.13%, 04/11/2016 ■	9,588
	Paetec Holding Corp.
698	9.88%, 12/01/2018	799
	TW Telecom Holdings, Inc.
855	5.38%, 10/01/2022 ■	896
	Unitymedia Hessen GmbH & Co.
1,650	5.50%, 01/15/2023 ■	1,704
2,539	7.50%, 03/15/2019 ■	2,793
	Videotron Ltee
915	9.13%, 04/15/2018	974
	Windstream Corp.
1,625	7.50%, 04/01/2023	1,710
1,475	7.75%, 10/15/2020	1,593
4,356	7.88%, 11/01/2017	4,901
		26,355
	Telecommunications - Wireless Carriers - 0.3%
	Cricket Communications, Inc.
6,050	7.75%, 05/15/2016	6,406
	Qwest Corp.
4,835	7.20%, 11/10/2026	4,862
1,906	7.25%, 10/15/2035	2,015
	SBA Telecommunications, Inc.
310	5.75%, 07/15/2020 ■	329
		13,612
	Wireless Communications Services - 0.3%
	Altice Financing S.A.
1,745	7.88%, 12/15/2019 ■	1,845
	Verizon Communications, Inc.
4,000	2.45%, 11/01/2022	4,002
3,400	6.40%, 02/15/2038	4,603
		10,450
		115,151

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Machinery Manufacturing - 0.3%
	Agriculture, Construction, Mining and Machinery - 0.3%
	Case New Holland, Inc.
$9,901	7.88%, 12/01/2017	$11,708

Mining - 0.6%
	Coal Mining - 0.3%
	Consol Energy, Inc.
925	8.00%, 04/01/2017	1,001
	Peabody Energy Corp.
1,370	6.00%, 11/15/2018	1,456
4,355	6.50%, 09/15/2020	4,671
5,250	7.38%, 11/01/2016	6,011
		13,139
	Metal Ore Mining - 0.1%
	Rio Tinto Finance USA Ltd.
2,965	9.00%, 05/01/2019	4,073

	Nonmetallic Mineral Mining and Quarrying - 0.2%
	FMG Resources Pty Ltd.
5,480	6.00%, 04/01/2017 ■	5,589
1,299	7.00%, 11/01/2015 ■	1,364
	Vulcan Materials Co.
200	7.15%, 11/30/2037	197
220	7.50%, 06/15/2021	251
		7,401
		24,613
Miscellaneous Manufacturing - 0.4%
	Aerospace Product and Parts Manufacturing - 0.3%
	BE Aerospace, Inc.
4,056	5.25%, 04/01/2022	4,299
3,059	6.88%, 10/01/2020	3,403
	Bombardier, Inc.
4,540	7.75%, 03/15/2020 ■	5,153
		12,855
	Other Miscellaneous Manufacturing - 0.1%
	Owens-Brockway Glass Container, Inc.
2,690	7.38%, 05/15/2016	3,067

		15,922
Motor Vehicle and Parts Manufacturing - 0.2%
	Motor Vehicle Parts Manufacturing - 0.2%
	Tenneco, Inc.
2,110	6.88%, 12/15/2020	2,297
	TRW Automotive, Inc.
5,010	7.25%, 03/15/2017 ■	5,768
		8,065
Nonmetallic Mineral Product Manufacturing - 0.2%
	Glass and Glass Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
1,985	7.38%, 10/15/2017 ■	2,159
	Silgan Holdings, Inc.
5,315	5.00%, 04/01/2020 ‡	5,514
		7,673
Paper Manufacturing - 0.1%
	Pulp, Paper and Paperboard Mills - 0.1%
	P.H. Glatfelter Co.
745	5.38%, 10/15/2020 ■	764
	Rock-Tenn Co.
360	3.50%, 03/01/2020 ■	369
2,690	4.00%, 03/01/2023 ■	2,733
		3,866
Petroleum and Coal Products Manufacturing - 2.1%
	Natural Gas Distribution - 0.1%
	Ferrellgas Partners L.P.
2,770	6.50%, 05/01/2021	2,742

	Oil and Gas Extraction - 1.6%
	Anadarko Petroleum Corp.
3,565	6.38%, 09/15/2017	4,258
	Chesapeake Energy Corp.
2,178	6.88%, 08/15/2018	2,298
	Continental Resources, Inc.
2,775	5.00%, 09/15/2022	2,990
	Everest Acquisition LLC
3,023	9.38%, 05/01/2020	3,408
	Gazprom Neft OAO via GPN Capital S.A.
2,786	4.38%, 09/19/2022 ■	2,849
	Harvest Operations Corp.
1,695	6.88%, 10/01/2017	1,881
	Hornbeck Offshore Services, Inc.
3,595	5.88%, 04/01/2020	3,757
	Newfield Exploration Co.
7,055	5.75%, 01/30/2022	7,761
	Nexen, Inc.
2,735	7.50%, 07/30/2039	3,958
	Pemex Project Funding Master Trust
6,205	6.63%, 06/15/2035	7,880
	Petrobras International Finance Co.
2,155	5.38%, 01/27/2021	2,426
9,775	5.75%, 01/20/2020	11,127
3,975	6.75%, 01/27/2041	5,037
	Pioneer Natural Resources Co.
660	6.65%, 03/15/2017	778
2,090	7.50%, 01/15/2020	2,648
	Range Resources Corp.
1,950	6.75%, 08/01/2020	2,116
	Seadrill Ltd.
2,440	5.63%, 09/15/2017 ■	2,422
		67,594
	Petroleum and Coal Products Manufacturing - 0.2%
	MEG Energy Corp.
1,105	6.38%, 01/30/2023 ■	1,152
	Rosneft Oil Co.
2,245	3.15%, 03/06/2017 ■	2,279
	Valero Energy Corp.
4,791	9.38%, 03/15/2019	6,590
		10,021
	Support Activities For Mining - 0.2%
	Transocean, Inc.
1,120	5.05%, 12/15/2016	1,247
4,375	6.38%, 12/15/2021	5,317
		6,564
		86,921

The accompanying notes are an integral part of these financial statements.

11

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Pipeline Transportation - 0.6%
	Pipeline Transportation of Natural Gas - 0.6%
	El Paso Corp.
$2,075	7.00%, 06/15/2017	$2,370
1,602	7.80%, 08/01/2031	1,868
	Energy Transfer Equity L.P.
6,377	7.50%, 10/15/2020	7,365
	Kinder Morgan Energy Partners L.P.
4,335	6.85%, 02/15/2020	5,462
	Kinder Morgan Finance Co.
3,980	6.00%, 01/15/2018 ■	4,375
	MarkWest Energy Partners L.P.
685	5.50%, 02/15/2023	743
2,000	6.25%, 06/15/2022	2,180
		24,363
Plastics and Rubber Products Manufacturing - 0.1%
	Rubber Product Manufacturing - 0.1%
	Continental Rubber of America Corp.
2,995	4.50%, 09/15/2019 ■	3,065

Primary Metal Manufacturing - 0.3%
	Foundries - 0.2%
	Precision Castparts Corp.
5,290	1.25%, 01/15/2018	5,299
3,545	2.50%, 01/15/2023	3,567
		8,866
	Iron, Steel Mills and Ferroalloy Manufacturing - 0.1%
	ArcelorMittal
2,975	9.50%, 02/15/2015	3,311

		12,177
Professional, Scientific and Technical Services - 0.1%
	Advertising and Related Services - 0.1%
	Lamar Media Corp.
2,080	5.88%, 02/01/2022	2,257

	Computer Systems Design and Related Services - 0.0%
	Lender Processing Services, Inc.
1,320	5.75%, 04/15/2023	1,369

		3,626
Real Estate, Rental and Leasing - 0.8%
	Automotive Equipment Rental and Leasing - 0.0%
	Ashtead Capital, Inc.
295	6.50%, 07/15/2022 ■	320
	United Rental Financing Escrow Corp.
139	5.75%, 07/15/2018 ■	150
		470
	General Rental Centers - 0.2%
	ERAC USA Finance Co.
6,130	6.38%, 10/15/2017 ■	7,414

	Industrial Machinery, Equipment Rental and Leasing - 0.6%
	Air Lease Corp.
2,575	4.50%, 01/15/2016 ■	2,601
	International Lease Finance Corp.
1,585	5.75%, 05/15/2016	1,671
13,570	5.88%, 04/01/2019	14,303
3,060	6.25%, 05/15/2019	3,259
1,000	8.25%, 12/15/2020	1,192
1,597	8.88%, 09/01/2017	1,876
		24,902
		32,786
Retail Trade - 1.3%
	Automobile Dealers - 0.1%
	AutoNation, Inc.
2,685	5.50%, 02/01/2020	2,883

	Automotive Parts, Accessories and Tire Stores - 0.3%
	AutoZone, Inc.
11,985	3.70%, 04/15/2022	12,600

	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
3,474	6.75%, 05/01/2021 ■	3,839
1,962	7.50%, 03/15/2020 ■	2,158
		5,997
	Clothing Stores - 0.1%
	Ltd. Brands, Inc.
5,470	5.63%, 02/15/2022	5,949

	Direct Selling Establishments - 0.2%
	AmeriGas Partners L.P.
1,554	6.25%, 08/20/2019	1,663
	Energy Transfer Partners
6,110	6.50%, 02/01/2042	7,480
		9,143
	Electronic Shopping and Mail-Order Houses - 0.1%
	QVC, Inc.
3,760	7.50%, 10/01/2019 ■	4,148

	Other Miscellaneous Store Retailers - 0.4%
	Hutchinson Whampoa International 12 II Ltd.
10,500	2.00%, 11/08/2017 ■	10,492
	Sally Holdings LLC
1,515	5.75%, 06/01/2022	1,644
	Sotheby's
2,390	5.25%, 10/01/2022 ■	2,414
		14,550
		55,270
Transportation Equipment Manufacturing - 0.1%
	Ship and Boat Building - 0.1%
	Huntington Ingalls Industries, Inc.
3,925	6.88%, 03/15/2018	4,268

Utilities - 1.4%
	Electric Generation, Transmission and Distribution - 1.4%
	AES (The) Corp.
890	9.75%, 04/15/2016	1,064
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	2,363

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.7% - (continued)
Utilities - 1.4% - (continued)
	Electric Generation, Transmission and Distribution - 1.4% - (continued)
	American Electric Power Co., Inc.
$2,530	1.65%, 12/15/2017	$2,539
	Calpine Corp.
4,860	7.50%, 02/15/2021 ■	5,370
621	7.50%, 02/15/2021 §	686
2,083	7.88%, 01/15/2023 ■	2,354
	Carolina Power & Light Co.
2,365	4.10%, 05/15/2042	2,420
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	8,437
	Dolphin Subsidiary II, Inc.
8,795	7.25%, 10/15/2021	9,411
	EDP Finance B.V.
2,520	4.90%, 10/01/2019 ■	2,497
	MidAmerican Energy Holdings Co.
8,665	8.48%, 09/15/2028	12,738
	Pacific Gas & Electric Co.
5,608	8.25%, 10/15/2018	7,635
		57,514
Wholesale Trade - 0.4%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.4%
	Heineken N.V.
3,080	1.40%, 10/01/2017 ■	3,071
2,225	2.75%, 04/01/2023 ■	2,185
	SABMiller Holdings, Inc.
7,840	2.45%, 01/15/2017 ■	8,172
2,344	4.95%, 01/15/2042 ■	2,657
		16,085
	Total corporate bonds
	(cost $1,259,102)	$1,353,829

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
	Mexico - 0.2%
	United Mexican States
$7,260	4.75%, 03/08/2044	$8,204

	Russia - 0.1%
	Russian Federation
4,400	3.25%, 04/04/2017 ■	4,675

	Total foreign government obligations
	(cost $11,540)	$12,879

MUNICIPAL BONDS - 1.4%
	General Obligations - 0.7%
	California State GO
$3,180	7.50%, 04/01/2034	$4,422
1,195	7.60%, 11/01/2040	1,746
	California State GO, Taxable
10,720	7.55%, 04/01/2039	15,456
	Oregon State GO
7,325	4.76%, 06/30/2028	8,657
		30,281
	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, System Facs Rev Build America Bonds
2,270	5.79%, 11/01/2041	3,054

	Tax Allocation - 0.0%
	Industry, CA, Urban Development Agency
275	6.10%, 05/01/2024	269

	Utilities - Electric - 0.3%
	Municipal Elec Auth Georgia
10,065	6.64%, 04/01/2057 ‡	12,023

	Utilities - Water and Sewer - 0.3%
	San Franciso City & County, CA, Public Utilities
8,520	6.00%, 11/01/2040 ‡	10,602

	Total municipal bonds
	(cost $48,357)	$56,229

SENIOR FLOATING RATE INTERESTS♦ - 1.8%
Accommodation and Food Services - 0.0%
	Traveler Accommodation - 0.0%
	Caesars Entertainment Operating Co., Inc.
$1,880	4.46%, 01/28/2018 ☼	$1,621

Administrative Waste Management and Remediation - 0.0%
	Business Support Services - 0.0%
	Audio Visual Services Group, Inc.
1,170	6.75%, 11/09/2018	1,147

Air Transportation - 0.0%
	Scheduled Air Transportation - 0.0%
	Delta Air Lines, Inc.
970	5.25%, 10/18/2018	977

Apparel Manufacturing - 0.0%
	Apparel Knitting Mills - 0.0%
	PVH Corp.
745	12/31/2019 ◊☼	748

Arts, Entertainment and Recreation - 0.2%
	Cable and Other Subscription Programming - 0.1%
	Kabel Deutschland GmbH
2,135	4.25%, 02/01/2019	2,149

	Gambling Industries - 0.0%
	MGM Resorts International
1,385	12/20/2019 ◊☼	1,398

	Newspaper, Periodical, Book and Database Publisher - 0.1%
	Tribune Co.
3,295	07/30/2019 ◊☼	3,287

The accompanying notes are an integral part of these financial statements.

13

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 1.8% - (continued)
Arts, Entertainment and Recreation - 0.2% - (continued)
	Spectator Sports - 0.0%
	Penn National Gaming, Inc.
$439	3.75%, 07/16/2018	$440

		7,274
Chemical Manufacturing - 0.1%
	Basic Chemical Manufacturing - 0.1%
	Pinnacle Operating Corp.
900	6.75%, 11/15/2018	880
	PQ Corp.
1,350	5.25%, 04/15/2017	1,356
		2,236
Computer and Electronic Product Manufacturing - 0.1%
	Semiconductor, Electronic Components - 0.1%
	NXP Semiconductors N.V.
1,585	01/10/2020 ◊☼	1,594
	Spectrum Brands Holdings, Inc.
225	4.50%, 12/17/2019	227
		1,821
Construction - 0.0%
	Construction - Other Specialty Trade Contractors - 0.0%
	Brand Energy & Infrastructure Services, Inc.
660	6.25%, 10/23/2018	652

	Other Heavy Construction - 0.0%
	Aluma Systems, Inc.
158	6.25%, 10/23/2018	156

		808
Finance and Insurance - 0.3%
	Agencies, Brokerages and Other Insurance - 0.0%
	USI Insurance Services LLC
900	12/31/2019 ◊☼	897

	Captive Auto Finance - 0.2%
	Chrysler Group LLC
7,842	6.00%, 05/24/2017	7,997
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
1,723	4.21%, 11/29/2013	1,697
		9,694
	Insurance Carriers - 0.0%
	Asurion Corp., 2nd Lien Term Loan
524	9.00%, 05/24/2019	539

	Other Financial Investment Activities - 0.1%
	BNY ConvergEX Group LLC
217	8.75%, 12/18/2017	205
	BNY ConvergEX Group LLC, Term Loan 2
518	8.75%, 12/18/2017	487
	Nuveen Investments, Inc., Extended First Lien Term Loan
1,665	5.81%, 05/13/2017	1,671
		2,363
		13,493
Food Manufacturing - 0.0%
	Other Food Manufacturing - 0.0%
	U.S. Foodservice, Inc.
1,160	5.75%, 03/31/2017 ☼	1,159

Food Services - 0.0%
	Full-Service Restaurants - 0.0%
	OSI Restaurant Partners LLC
1,310	4.80%, 10/28/2019	1,322

Furniture and Related Product Manufacturing - 0.1%
	Household, Institution Furniture, Kitchen Cabinet - 0.1%
	Tempur-Pedic International, Inc.
1,195	11/20/2019 ◊☼	1,209

	Other Furniture Related Product Manufacturing - 0.0%
	Wilsonart International Holding LLC
715	5.50%, 10/31/2019	719

		1,928
Health Care and Social Assistance - 0.0%
	Medical Equipment and Supplies Manufacturing - 0.0%
	Kinetic Concepts, Inc.
434	5.50%, 05/04/2018	438

	Scientific Research and Development Services - 0.0%
	IMS Health, Inc.
658	4.50%, 08/26/2017	663

		1,101
Information - 0.3%
	Cable and Other Program Distribution - 0.0%
	UPC Financing Partnership
760	4.00%, 01/31/2021	760

	Data Processing Services - 0.1%
	First Data Corp., Extended 1st Lien Term Loan
3,090	4.21%, 03/23/2018	2,935

	Software Publishers - 0.2%
	Kronos, Inc.
2,140	5.50%, 10/30/2019	2,163
410	9.75%, 04/30/2020	409
	Lawson Software, Inc.
2,095	5.25%, 04/05/2018	2,112
	Web.com Group, Inc.
1,676	5.50%, 10/27/2017	1,683
		6,367
	Telecommunications - Other - 0.0%
	Warner Music Group Corp.
535	5.25%, 11/01/2018	541

		10,603
Mining - 0.1%
	Metal Ore Mining - 0.0%
	Fortescue Metals Group Ltd.
2,643	5.25%, 10/18/2017	2,663

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 1.8% - (continued)
Mining - 0.1% - (continued)
	Mining and Quarrying Nonmetallic Mineral - 0.1%
	Arch Coal, Inc.
$3,228	5.75%, 05/16/2018	$3,257

		5,920
Miscellaneous Manufacturing - 0.1%
	Aerospace Product and Parts Manufacturing - 0.0%
	Hamilton Sundstrand Corp.
770	3.93%, 12/13/2019 ☼	776
	TransDigm Group, Inc.
219	4.00%, 02/14/2017	221
		997
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
1,746	4.75%, 09/28/2018	1,765

		2,762
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Federal Mogul Corp., Tranche B Term Loan
1,523	2.15%, 12/29/2014 ☼	1,399
	Federal Mogul Corp., Tranche C Term Loan
777	2.15%, 12/28/2015 ☼	714
		2,113
Pipeline Transportation - 0.1%
	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
3,745	4.50%, 04/30/2019	3,753

Plastics and Rubber Products Manufacturing - 0.0%
	Plastics Product Manufacturing - 0.0%
	Consolidated Container Co.
1,197	5.00%, 07/03/2019	1,198

Primary Metal Manufacturing - 0.0%
	Alumina and Aluminum Production and Processing - 0.0%
	Novelis, Inc.
1,050	4.00%, 03/10/2017 ☼	1,059

Professional, Scientific and Technical Services - 0.0%
	Professional Services - Computer System Design and Related - 0.0%
	SunGard Data Systems, Inc.
800	01/31/2020 ◊☼	806

Retail Trade - 0.3%
	Department Stores - 0.1%
	Neiman (The) Marcus Group, Inc.
2,635	05/16/2018 ◊	2,636

	Other Miscellaneous Store Retailers - 0.1%
	Aramark Corp.
2,520	3.77%, 07/26/2016 ☼	2,521

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	EB Sports Corp.
5,188	11.50%, 12/31/2015 Þ	5,162

		10,319
Truck Transportation - 0.0%
	Freight Trucking - General - 0.0%
	Nexeo Solutions LLC
653	5.00%, 09/09/2017	641

	Total senior floating rate interests
	(cost $74,169)	$74,809

U.S. GOVERNMENT AGENCIES - 38.6%
	FHLMC - 7.9%
$39,701	1.90%, 01/15/2041 ►	$5,967
33,597	2.64%, 08/25/2018 ►	3,227
76,021	2.92%, 10/25/2020 ►	1,536
43,600	3.00%, 01/15/2043 ☼	45,582
70,000	3.50%, 01/15/2041 ☼	74,435
19,706	4.00%, 08/01/2025	21,185
41,400	4.50%, 01/15/2040 ☼	44,421
9,806	4.85%, 05/15/2037 ►	1,700
86,929	5.50%, 10/01/2018 - 06/01/2041	94,042
8,087	5.85%, 01/15/2039 ►	1,243
26,399	6.00%, 04/01/2017 - 11/01/2037	28,883
17,762	6.16%, 12/15/2036 ►	2,643
1,358	6.50%, 07/01/2031 - 12/01/2037	1,546
6	7.50%, 09/01/2029 - 11/01/2031	7
		326,417
	FNMA - 11.0%
7,815	2.14%, 11/01/2022	7,851
5,245	2.20%, 12/01/2022	5,292
3,041	2.28%, 11/01/2022	3,084
2,576	2.34%, 11/01/2022	2,622
14,480	2.40%, 10/01/2022 - 11/01/2022	14,812
2,032	2.42%, 11/01/2022	2,083
2,084	2.47%, 11/01/2022	2,141
36,600	2.50%, 01/12/2028 ☼	38,270
133,600	3.50%, 01/15/2026 - 01/15/2041 ☼	142,293
15,950	3.63%, 11/25/2039 ►	2,955
14,448	4.00%, 06/01/2025 - 10/01/2025	15,672
18,669	4.50%, 04/01/2025 - 08/01/2040	20,518
95,549	5.00%, 02/01/2018 - 04/25/2038	103,931
11,514	5.24%, 06/25/2042 ►	1,631
62,631	5.50%, 12/01/2013 - 01/01/2037	68,761
14,731	6.00%, 03/01/2013 - 02/01/2037	16,336
33	6.50%, 11/01/2014 - 07/01/2032	36
19,105	6.99%, 10/25/2036 ►	3,423
950	7.00%, 02/01/2016 - 10/01/2037	1,131
460	7.50%, 11/01/2015 - 05/01/2032	539
2	8.00%, 04/01/2032	2
28,274	8.43%, 09/25/2040 ►	4,149
		457,532
	GNMA - 19.7%
12,100	3.00%, 01/15/2043 ☼	12,862
116,000	3.50%, 01/15/2041 ☼	126,014
251,255	4.00%, 01/15/2040 - 01/15/2041 ☼	275,956

The accompanying notes are an integral part of these financial statements.

15

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT AGENCIES - 38.6% - (continued)
	GNMA - 19.7% - (continued)
$185,033	4.50%, 11/15/2039 - 07/15/2041	$204,222
76,613	5.00%, 08/15/2039 - 06/20/2040	84,784
42,679	5.50%, 03/15/2033 - 01/15/2038 ☼	47,120
48,974	6.00%, 12/15/2031 - 06/15/2041 ☼	54,680
7,133	6.50%, 06/15/2028 - 09/15/2032	8,359
22	7.00%, 06/20/2030 - 08/15/2031	26
4	8.50%, 11/15/2024	5
		814,028
	Total U.S. government agencies
	(cost $1,557,833)	$1,597,977

U.S. GOVERNMENT SECURITIES - 22.7%
U.S. Treasury Securities - 22.7%
	U.S. Treasury Bonds - 6.4%
$46,233	3.13%, 11/15/2041 ‡	$48,393
1,309	3.75%, 08/15/2041 ‡	1,539
30,512	4.38%, 05/15/2041 ‡	39,751
49,873	4.75%, 02/15/2041 ‡	68,754
37,266	5.38%, 02/15/2031 ‡	53,197
35,425	6.25%, 05/15/2030 ‡	54,776
		266,410
	U.S. Treasury Notes - 16.3%
282,675	0.13%, 04/15/2016 - 04/15/2017 ◄	309,912
144,538	0.25%, 01/31/2014 - 10/31/2014 ‡	144,573
50,000	0.63%, 07/15/2014 ‡	50,307
3,158	0.88%, 11/30/2016 - 01/31/2017 ‡	3,200
34,319	1.00%, 10/31/2016 □	34,973
57,425	1.88%, 09/30/2017 ‡	60,637
62,425	3.13%, 04/30/2017 □	69,175
		672,777
		939,187
	Total U.S. government securities
	(cost $923,652)	$939,187

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Exchange Contracts - 0.0%
	USD Call/CAD Put
48,900	Expiration: 06/18/2013	$1,009

	Total call options purchased
	(cost $839)	$1,009

PUT OPTIONS PURCHASED - 0.1%
	Interest Rate Contracts - 0.1%
	Interest Rate Swaption USD
39,090	Expiration: 06/11/2043, Exercise Rate: 2.90%	$1,485

	Total put options purchased
	(cost $989)	$1,485

PREFERRED STOCKS - 0.1%
	Diversified Banks - 0.0%
2	US Bancorp	$2,004

	Other Diversified Financial Services - 0.1%
122	Citigroup Capital XIII	3,397

	Total preferred stocks
	(cost $4,974)	$5,401

	Total long-term investments
	(cost $4,474,500)	$4,660,284

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreements - 3.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $3,089, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $3,151)
$3,089	0.19%, 12/31/2012	$3,089
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in
the amount of $21,961, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $22,400)
21,961	0.23%, 12/31/2012	21,961
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $6,870, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $7,008)
6,870	0.20%, 12/31/2012	6,870
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $43,265, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $44,129)
43,264	0.17%, 12/31/2012	43,264
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $891, collateralized by FNMA 3.00%, 2032, value of $909)
891	0.25%, 12/31/2012	891
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $30,441, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $31,050)
30,441	0.20%, 12/31/2012	30,441
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $26,651, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $27,184)
26,651	0.21%, 12/31/2012	26,651

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.3% - (continued)
Repurchase Agreements - 3.3% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $513, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $526)
$513	0.17%, 12/31/2012		$513
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,817, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $1,853)
1,817	0.25%, 12/31/2012		1,817
			135,497
	Total short-term investments
	(cost $135,497)		$135,497

	Total investments
	(cost $4,609,997) ▲	115.9%	$4,795,781
	Other assets and liabilities	(15.9)%	(656,996)
	Total net assets	100.0%	$4,138,785

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $4,619,310 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$193,172
Unrealized Depreciation	(16,701)
Net Unrealized Appreciation	$176,471

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at December 31, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $424,803, which represents 10.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $3,049, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

17

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

♠	Perpetual maturity security. Maturity date shown is the first call date.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $682,358 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $22,426 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $28,840, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at December 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	413	03/15/2013	$52,581	$52,889	$308
U.S. Treasury 2-Year Note Future	647	03/28/2013	142,604	142,643	39
U.S. Treasury 5-Year Note Future	2,308	03/28/2013	287,491	287,148	(343)
					$4
Short position contracts:
Euro-BUND Future	262	03/07/2013	$50,018	$50,367	$(349)
U.S. Treasury 10-Year Note Future	2,846	03/19/2013	379,971	377,895	2,076
U.S. Treasury 30-Year Bond Future	395	03/19/2013	58,896	58,263	633
U.S. Treasury CME Ultra Long Term Bond Future	132	03/19/2013	21,889	21,462	427
					$2,787
					$2,791

* The number of contracts does not omit 000's.

Credit Default Swap Contracts Outstanding at December 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY	$1,566	(0.32)%	07/25/45	$884	$570	$(314)
ABX.HE.AAA.06	BCLY	14,316	(0.18)%	07/25/45	1,497	594	(903)
ABX.HE.AAA.06	BOA	7,178	(0.18)%	07/25/45	390	298	(92)
ABX.HE.AAA.06	GSC	15,854	(0.18)%	07/25/45	1,387	659	(728)
ABX.HE.AAA.06	MSC	5,434	(0.18)%	07/25/45	445	226	(219)
ABX.HE.PENAAA.06	BCLY	8,748	(0.11)%	05/25/46	2,394	1,750	(644)
ABX.HE.PENAAA.06	BOA	3,118	(0.11)%	05/25/46	709	624	(85)
ABX.HE.PENAAA.06	GSC	2,935	(0.11)%	05/25/46	734	587	(147)
ABX.HE.PENAAA.06	JPM	5,431	(0.11)%	05/25/46	1,326	1,087	(239)
ABX.HE.PENAAA.06	MSC	3,697	(0.11)%	05/25/46	897	740	(157)
ABX.HE.PENAAA.07	BCLY	7,739	(0.09)%	08/25/37	3,113	2,863	(250)
ABX.HE.PENAAA.07	GSC	1,350	(0.09)%	08/25/37	558	500	(58)
ABX.HE.PENAAA.07	JPM	12,407	(0.09)%	08/25/37	5,100	4,589	(511)
CDX.NA.HY.19	BOA	98,410	(5.00)%	12/20/17	(221)	300	521
CDX.NA.HY.19	CSI	48,520	(5.00)%	12/20/17	228	(148)	(376)
CDX.NA.HY.19	JPM	162,905	(5.00)%	12/20/17	(1,912)	(497)	1,415
CDX.NA.HY.19	MSC	23,210	(5.00)%	12/20/17	(363)	(71)	292
CMBX.NA.A.1	DEUT	5,450	(0.35)%	10/12/52	2,517	2,214	(303)
CMBX.NA.A.1	GSC	2,510	(0.35)%	10/12/52	1,136	1,020	(116)
CMBX.NA.AA.1	UBS	6,550	(0.25)%	10/12/52	1,954	1,467	(487)
CMBX.NA.AJ.4	DEUT	1,430	(0.96)%	02/17/51	571	463	(108)
CMBX.NA.AJ.4	MSC	7,460	(0.96)%	02/17/51	2,919	2,414	(505)

The accompanying notes are an integral part of these financial statements.

18

Credit Default Swap Contracts Outstanding at December 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AM.4	BCLY		$2,355	(0.50)%	02/17/51	$412	$287	$(125)
CMBX.NA.AM.4	MSC		12,150	(0.50)%	02/17/51	2,809	1,480	(1,329)
CMBX.NA.AM.4	UBS		9,130	(0.50)%	02/17/51	1,667	1,113	(554)
Total						$31,151	$25,129	$(6,022)
Sell protection:
ABX.HE.PENAAA.07	JPM		$2,063	0.76%	01/25/38	$(1,314)	$(958)	$356
CDX.EM.ex-EU.18	GSC		85,780	5.00%	12/20/17	10,311	11,499	1,188
CDX.NA.IG.19	MSC		300,535	1.00%	12/20/17	310	667	357
CMBX.NA.AA.4	MSC		11,130	1.65%	02/17/51	(7,009)	(6,939)	70
CMBX.NA.AAA.2	DEUT		13,570	0.07%	03/15/49	(763)	(413)	350
CMBX.NA.AAA.2	UBS		9,105	0.07%	03/15/49	(485)	(277)	208
CMBX.NA.AAA.3	CSI		3,830	0.08%	12/13/49	(248)	(166)	82
CMBX.NA.AAA.3	DEUT		25,875	0.08%	12/13/49	(1,854)	(1,114)	740
CMBX.NA.AAA.3	JPM		42,840	0.08%	12/13/49	(3,202)	(1,843)	1,359
CMBX.NA.AAA.3	UBS		14,270	0.08%	12/13/49	(1,240)	(614)	626
CMBX.NA.AAA.5	MSC		6,349	0.35%	02/15/51	(506)	(239)	267
CMBX.NA.AJ.2	JPM		13,120	1.09%	03/15/49	(3,235)	(2,297)	938
CMBX.NA.AJ.3	CSI		6,170	1.47%	12/13/49	(1,935)	(1,927)	8
CMBX.NA.AJ.3	MSC		1,290	1.47%	12/13/49	(403)	(403)	–
CMBX.NA.AJ.3	UBS		5,475	1.47%	12/13/49	(2,153)	(1,710)	443
ITRX.EUR.18	GSC	EUR	53,480	1.00%	12/20/17	(458)	(582)	(124)
ITRX.XOV.18	GSC	EUR	8,845	5.00%	12/20/17	176	82	(94)
PrimeX.ARM.1	MSC		3,217	4.42%	06/25/36	93	314	221
PrimeX.ARM.2	MSC		9,668	4.58%	06/25/36	(710)	184	894
Total						$(14,625)	$(6,736)	$7,889
Total traded indices						$16,526	$18,393	$1,867
Credit default swaps on single-name issues:
Buy protection:
Banco Santander S.A.	BCLY		$10,100	(1.00)% / 1.79%	03/20/15	$511	$174	$(337)
						$17,037	$18,567	$1,530

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on December 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at December 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	2.00% Fixed	3M LIBOR	34,500	03/20/23	$(209)	$(390)	$(181)

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

19

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Spreadlock Swap Contracts Outstanding at December 31, 2012

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	0.71	%*	$319,000	03/21/13	$–	$224	$224

*	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the rate on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap) rate is greater than 0.71%, the Fund will receive money from the counterparty based on this differential. If the rate on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.71%, the Fund will pay the counterparty.

Foreign Currency Contracts Outstanding at December 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	01/03/2013	GSC	$20,759	$21,222	$463
BRL	Buy	01/03/2013	RBC	21,273	21,222	(51)
BRL	Buy	02/04/2013	RBC	20,962	21,130	168
BRL	Sell	01/03/2013	GSC	21,272	21,222	50
BRL	Sell	02/04/2013	GSC	10,590	10,565	25
BRL	Sell	01/03/2013	RBC	21,066	21,222	(156)
BRL	Sell	02/04/2013	RBC	10,549	10,565	(16)
EUR	Sell	01/03/2013	BCLY	624	623	1
MXN	Buy	01/15/2013	RBC	6,905	6,932	27
						$511

Securities Sold Short Outstanding at December 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 4.00%	$58,500	01/15/2040	$62,449	$(119)
FNMA, 3.00%	12,000	01/15/2043	12,574	(22)
FNMA, 4.00%	65,800	01/15/2040	70,529	(72)
FNMA, 5.50%	127,300	01/15/2040	138,300	27
GNMA, 3.50%	26,100	01/15/2042	28,357	(59)
GNMA, 4.50%	53,900	01/15/2040	59,012	(314)
			$371,221	$(559)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

20

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
EUR	EURO
MXN	Mexican New Peso
USD	U.S. Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Municipal Bond Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

21

Hartford Total Return Bond HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$617,479	$–	$526,853	$90,626
Call Options Purchased	1,009	–	1,009	–
Corporate Bonds	1,353,829	–	1,344,901	8,928
Foreign Government Obligations	12,879	–	12,879	–
Municipal Bonds	56,229	–	56,229	–
Preferred Stocks	5,401	3,397	2,004	–
Put Options Purchased	1,485	–	1,485	–
Senior Floating Rate Interests	74,809	–	74,809	–
U.S. Government Agencies	1,597,977	–	1,597,977	–
U.S. Government Securities	939,187	170,378	768,809	–
Short-Term Investments	135,497	–	135,497	–
Total	$4,795,781	$173,775	$4,522,452	$99,554
Credit Default Swaps *	10,335	–	10,335	–
Foreign Currency Contracts *	734	–	734	–
Futures *	3,483	3,483	–	–
Spreadlock Swaps *	224	–	224	–
Total	$14,776	$3,483	$11,293	$–
Liabilities:
Securities Sold Short	$371,221	$–	$371,221	$–
Total	$371,221	$–	$371,221	$–
Credit Default Swaps *	8,805	–	8,805	–
Foreign Currency Contracts *	223	–	223	–
Futures *	692	692	–	–
Interest Rate Swaps *	181	–	181	–
Total	$9,901	$692	$9,209	$–

♦	For the year ended December 31, 2012, investments valued at $203,668 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$24,100	$(2,763)	$10,466	†	$4,731	$76,050	$(20,453)	$2,144	$(3,649)	$90,626
Corporate Bonds	12,413	858	358	‡	(38)	9,179	(12,416)	—	(1,426)	8,928
Total	$36,513	$(1,905)	$10,824		$4,693	$85,229	$(32,869)	$2,144	$(5,075)	$99,554

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $6,219.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $413.

The accompanying notes are an integral part of these financial statements.

22

Hartford Total Return Bond HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,609,997)	$4,795,781
Cash	3,163
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	734
Unrealized appreciation on swap contracts	10,559
Receivables:
Investment securities sold	632,561
Fund shares sold	874
Dividends and interest	27,187
Variation margin	1,284
Swap premiums paid	45,048
Total assets	5,517,191
Liabilities:
Unrealized depreciation on foreign currency contracts	223
Unrealized depreciation on swap contracts	8,986
Securities sold short, at market value (proceeds $370,662)	371,221
Payables:
Investment securities purchased	942,588
Fund shares redeemed	4,073
Collateral received from broker	22,426
Variation margin	51
Investment management fees	364
Distribution fees	27
Other liabilities	3
Accrued expenses	224
Swap premiums received	28,220
Total liabilities	1,378,406
Net assets	$4,138,785
Summary of Net Assets:
Capital stock and paid-in-capital	$3,838,707
Undistributed net investment income	150,659
Accumulated net realized loss	(40,680)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	190,099
Net assets	$4,138,785
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$11.99
Shares outstanding	297,858
Net assets	$3,572,511
Class IB: Net asset value per share	$11.91
Shares outstanding	47,552
Net assets	$566,274

The accompanying notes are an integral part of these financial statements.

23

Hartford Total Return Bond HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$225
Interest	149,898
Less: Foreign tax withheld	(1)
Total investment income, net	150,122

Expenses:
Investment management fees	19,599
Transfer agent fees	5
Distribution fees - Class IB	1,500
Custodian fees	24
Accounting services fees	855
Board of Directors' fees	108
Audit fees	35
Other expenses	784
Total expenses (before fees paid indirectly)	22,910
Custodian fee offset	(1)
Total fees paid indirectly	(1)
Total expenses, net	22,909
Net Investment Income	127,213

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	203,319
Net realized gain on purchased options	1,700
Net realized loss on securities sold short	(9,949)
Net realized loss on futures	(13,200)
Net realized gain on written options	3,080
Net realized loss on swap contracts	(31,543)
Net realized loss on foreign currency contracts	(3,346)
Net realized gain on other foreign currency transactions	112
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	150,173

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	37,886
Net unrealized depreciation of purchased options	(12,322)
Net unrealized appreciation of securities sold short	503
Net unrealized appreciation of futures	3,492
Net unrealized appreciation of written options	2,805
Net unrealized depreciation of swap contracts	(870)
Net unrealized appreciation of foreign currency contracts	525
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	35
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	32,054
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	182,227
Net Increase in Net Assets Resulting from Operations	$309,440

The accompanying notes are an integral part of these financial statements.

24

Hartford Total Return Bond HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$127,213	$164,939
Net realized gain on investments, other financial instruments and foreign currency transactions	150,173	114,242
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	32,054	29,273
Net Increase in Net Assets Resulting from Operations	309,440	308,454
Distributions to Shareholders:
From net investment income
Class IA	(149,453)	(8,287)
Class IB	(22,764)	(1,420)
Total distributions	(172,217)	(9,707)
Capital Share Transactions:
Class IA
Sold	332,218	425,018
Issued on reinvestment of distributions	149,453	8,287
Redeemed	(745,553)	(997,652)
Total capital share transactions	(263,882)	(564,347)
Class IB
Sold	85,231	103,223
Issued on reinvestment of distributions	22,764	1,420
Redeemed	(193,845)	(236,649)
Total capital share transactions	(85,850)	(132,006)
Net decrease from capital share transactions	(349,732)	(696,353)
Net Decrease in Net Assets	(212,509)	(397,606)
Net Assets:
Beginning of period	4,351,294	4,748,900
End of period	$4,138,785	$4,351,294
Undistributed (distribution in excess of)
net investment income	$150,659	$172,212
Shares:
Class IA
Sold	27,974	38,022
Issued on reinvestment of distributions	12,783	727
Redeemed	(62,562)	(88,636)
Total share activity	(21,805)	(49,887)
Class IB
Sold	7,217	9,236
Issued on reinvestment of distributions	1,959	125
Redeemed	(16,407)	(21,185)
Total share activity	(7,231)	(11,824)

The accompanying notes are an integral part of these financial statements.

25

Hartford Total Return Bond HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Total Return Bond HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

26

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

27

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

28

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at December 31, 2012
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Life expectancy (in months)	78 – 584 (176)	$85,216
	Internal rate of return	2.78% - 10.0% (5.7%)
Evaluated bid	Prior day valuation	Not Applicable	1,496
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	3,914
Corporate Bonds:
Evaluated bid	Prior day valuation	Not Applicable	197
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	8,731
Total			$99,554

(1) Significant increases and decreases in these inputs may result in a significant change to the fair value.

(2) Inputs were weighted based on the fair value of the investments included in the range.

(3) For investments priced using indicative market quotes, those quotes represent the best available estimate of fair value as of December 31, 2012.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

29

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

30

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of December 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

31

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of December 31, 2012.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of December 31, 2012.

32

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of December 31, 2012. Transactions involving written options contracts during the year ended December 31, 2012, are summarized below:

33

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	178,200,000	$11,916
Written	—	—
Expired	—	—
Closed	(178,200,000)	(11,916)
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	63,500,907	$1,011
Written	550	1,099
Expired	(1,457)	(1,312)
Closed	(63,500,000)	(798)
Exercised	—	—
End of year	—	$—

*	The number of contracts does not omit 000's. In the prior year, the number of contracts was displayed in U.S. dollars; currently all contracts are displayed in local currency.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is

34

recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of December 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of December 31, 2012.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of December 31, 2012.

35

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,485	$1,009	$—	$—	$—	$—	$2,494
Unrealized appreciation on foreign currency contracts	—	734	—	—	—	—	734
Unrealized appreciation on swap contracts	224	—	10,335	—	—	—	10,559
Variation margin receivable *	1,284	—	—	—	—	—	1,284
Total	$2,993	$1,743	$10,335	$—	$—	$—	$15,071

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$223	$—	$—	$—	$—	$223
Unrealized depreciation on swap contracts	181	—	8,805	—	—	—	8,986
Variation margin payable *	51	—	—	—	—	—	51
Total	$130	$223	$8,805	$—	$—	$—	$9,260

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $2,791 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(4,426)	$6,126	$—	$—	$—	$—	$1,700
Net realized loss on futures	(13,200)	—	—	—	—	—	(13,200)
Net realized gain on written options	1,312	1,768	—	—	—	—	3,080
Net realized gain (loss) on swap contracts	1,113	—	(32,656)	—	—	—	(31,543)
Net realized loss on foreign currency contracts	—	(3,346)	—	—	—	—	(3,346)
Total	$(15,201)	$4,548	$(32,656)	$—	$—	$—	$(43,309)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$668	$(12,990)	$—	$—	$—	$—	$(12,322)
Net change in unrealized appreciation of futures	3,492	—	—	—	—	—	3,492
Net change in unrealized appreciation (depreciation) of written options	(140)	2,945	—	—	—	—	2,805
Net change in unrealized appreciation (depreciation) of swap contracts	43	—	(913)	—	—	—	(870)
Net change in unrealized appreciation of foreign currency contracts	—	525	—	—	—	—	525
Total	$4,063	$(9,520)	$(913)	$—	$—	$—	$(6,370)

36

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

37

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$172,217	$9,707

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$150,659
Accumulated Capital and Other Losses*	(28,692)
Unrealized Appreciation†	178,111
Total Accumulated Earnings	$300,078

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$23,451
Accumulated Net Realized Gain (Loss)	(23,451)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

38

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$28,692
Total	$28,692

During the year ended December 31, 2012, the Fund utilized $121,285 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, the investment manager contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to the investment manager, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $1.5 billion	0.4500%
On next $2.5 billion	0.4450%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

39

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.50%
Class IB	0.75

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

40

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$25,284,496
Sales Proceeds Excluding U.S. Government Obligations	25,488,317
Cost of Purchases for U.S. Government Obligations	1,074,273
Sales Proceeds for U.S. Government Obligations	846,509

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

41

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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43

Hartford Total Return Bond HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$–	$–	$(0.50)	$11.99
IB	11.55	0.40	0.43	0.83	(0.47)	–	–	(0.47)	11.91

For the Year Ended December 31, 2011
IA	10.90	0.44	0.31	0.75	(0.02)	–	–	(0.02)	11.63
IB	10.84	0.42	0.31	0.73	(0.02)	–	–	(0.02)	11.55

For the Year Ended December 31, 2010
IA	10.58	0.45	0.34	0.79	(0.47)	–	–	(0.47)	10.90
IB	10.53	0.44	0.31	0.75	(0.44)	–	–	(0.44)	10.84

For the Year Ended December 31, 2009
IA	9.54	0.46	0.98	1.44	(0.40)	–	–	(0.40)	10.58
IB	9.50	0.46	0.95	1.41	(0.38)	–	–	(0.38)	10.53

For the Year Ended December 31, 2008
IA	11.15	0.62	(1.49)	(0.87)	(0.74)	–	–	(0.74)	9.54
IB	11.09	0.67	(1.55)	(0.88)	(0.71)	–	–	(0.71)	9.50

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

7.54%	$3,572,511	0.50%	0.50%	3.01%	88%
7.27	566,274	0.75	0.75	2.76	–

6.99	3,718,609	0.49	0.49	3.60	107
6.72	632,685	0.74	0.74	3.35	–

7.51	4,026,583	0.50	0.50	3.90	188
7.25	722,317	0.75	0.75	3.65	–

15.01	3,902,957	0.51	0.51	4.67	215
14.72	789,541	0.76	0.76	4.42	–

(7.62)	3,167,919	0.49	0.49	5.54	173
(7.85)	740,580	0.74	0.74	5.27	–

45

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Total Return Bond HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Total Return Bond HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

46

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

47

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

48

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

Hartford Total Return Bond HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,003.88	$2.53	$1,000.00	$1,022.61	$2.56	0.50%	184	366
Class IB	$1,000.00	$1,003.75	$3.79	$1,000.00	$1,021.35	$3.82	0.75%	184	366

50

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Total Return Bond HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

51

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 5-year period and that its performance was in line with the peer group and benchmark for the 1- and 3-year periods. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided

52

to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

53

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund

54

performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

Hartford Total Return Bond HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

56

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-TRB12 2-13 113555 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Value HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

Hartford Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Value HLS Fund inception 04/30/2001
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Value IA	16.99%	1.53%	8.23%
Value IB	16.69%	1.28%	7.96%
Russell 1000 Value Index	17.51%	0.59%	7.38%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.75% and 1.00%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Value HLS Fund
Manager Discussion
December 31, 2012 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Value HLS Fund returned 16.99% for the twelve-month period ended December 31, 2012, underperforming the benchmark, the Russell 1000 Value Index, which returned 17.51% for the same period. The Fund outperformed the 15.71% return of the average fund in the Lipper VP-UF Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts), tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

All of the ten sectors within the Russell 1000 Value Index posted positive returns during the period. Consumer Discretionary (+34%), Financials (+27%), and Industrials (+20%) gained the most while Utilities (+2%), Energy (+3%), and Information Technology (+7%) lagged on a relative basis.

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection within financials. Underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to the Telecommunication Services and Financials sectors and an overweight allocation to the Information Technology sector also detracted from relative results. A modest cash position in a generally rising market also detracted from relative returns. These detractors were partially offset by favorable stock selection decisions within the Industrials, Health Care, and Materials sectors and an underweight to the Utilities sector.

Holding Bank of America (Financials), Intel Corp (Information Technology), and Occidental Petroleum (Energy) detracted most from benchmark-relative returns during the period. Bank of America is one of the nation’s largest banking and asset management firms. Shares moved higher during the period amid signs of an upturn in the U.S. residential housing market. Our underweight position in the holding detracted from relative performance. Shares of Intel Corp, a leading manufacturer of semiconductor chips, experienced a price decline during the period as a result of reduced Personal Computer demand in emerging markets. Shares of Occidental Petroleum, an oil and gas company, fell during the period due to the market’s concerns over performance in California and skepticism regarding large investments in Texas and the Middle East. The company’s management highlighted an improving growth outlook in California and is refocusing on cost reduction going forward. Hewlett-Packard and Baker Hughes were among the top detractors from absolute performance (i.e. total return).

Among the top contributors to benchmark-relative returns were Comcast (Consumer Discretionary) and Ingersoll-Rand (Industrials). The Fund’s relative performance also benefited by not holding Procter & Gamble (Consumer Staples), a component of the benchmark that declined during the period. Comcast is the largest U.S. cable communications company and the new owner of NBC Universal. Shares moved higher after the company continued to post strong earnings during the third quarter, in part due to better-than-expected ad revenue from the 2012 London Olympics. Ingersoll-Rand provides industrial machinery, climate control systems, and security products. Shares outperformed during the period after residential markets strengthened and the company beat consensus earnings estimates. Procter & Gamble is a provider of consumer packaged goods. Shares were volatile during the period, ultimately ending the year only slightly positive, underperforming the broader market; our zero-weight position contributed to relative performance. Top absolute contributors also included JPMorgan Chase (Financials) and Wells Fargo (Financials).

3

Hartford Value HLS Fund
Manager Discussion – (continued)
December 31, 2012 (Unaudited)

What is the outlook?

Global equities finished 2012 on a strong note, rising 3.4% for the fourth quarter and 16.5% for the year. In 2013, we expect the global economic recovery to continue, but at a slow rate and with varying degrees of recovery by region.

In Europe, the ECB bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. We believe that the worst may be behind Europe, but it will continue to be a slow improvement. The pledge of ECB President Mario Draghi to serve as a credible backstop for the embattled peripheral European countries has caused a sharp drop in credit spreads. We believe the recent upturn in money growth signals strong economic growth in coming quarters.

China’s economy continues to slow but recent positive economic data points have alleviated many investors’ fears of a hard landing. Iron ore and steel prices are up and accelerating manufacturing activity has been encouraging. However, we continue to grapple with the question of whether this is merely inventory replenishment or real economic growth. Regardless, it does appear that China’s economy is improving and the Chinese have shown early signs that they will stimulate their economy.

In 2013, we expect slow but steady growth in the U.S., somewhere around the 2.5% Gross Domestic Product area. A last minute deal averted a full dive off the fiscal cliff on January 1, 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which will raise taxes 2% on most Americans. We believe that housing and employment should continue to improve, and corporate earnings should also enjoy moderate growth this year. Households have enjoyed a nice boost to their net worth in recent years, which should cushion the negative impact of higher taxation. Household formation is still going strong in the U.S. and housing starts have just started to normalize. It appears that interest rates are slowly creeping higher, which in our view is a sign that the economy is improving. We remain cautiously optimistic and believe that the U.S. should avoid recession in 2013.

From a sector perspective, we have a slight cyclical tilt on the margin. Based on bottom-up stock decisions, our largest overweight exposures entering 2013 are in the Consumer Discretionary, Information Technology, and Industrials sectors relative to the Russell 1000 Value Index. We continue to see a supportive environment for equities and we view corrections in this environment as buying opportunities when the investment case aligns with our investment strategy.

Diversification by Industry
as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.9%
Banks (Financials)	7.0
Capital Goods (Industrials)	10.6
Commercial and Professional Services (Industrials)	0.6
Consumer Durables and Apparel (Consumer Discretionary)	1.5
Diversified Financials (Financials)	10.5
Energy (Energy)	13.1
Food and Staples Retailing (Consumer Staples)	1.4
Food, Beverage and Tobacco (Consumer Staples)	4.6
Health Care Equipment and Services (Health Care)	4.3
Insurance (Financials)	8.7
Materials (Materials)	5.3
Media (Consumer Discretionary)	3.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.0
Retailing (Consumer Discretionary)	5.4
Semiconductors and Semiconductor Equipment (Information Technology)	4.3
Software and Services (Information Technology)	1.1
Technology Hardware and Equipment (Information Technology)	3.3
Telecommunication Services (Services)	2.2
Utilities (Utilities)	3.4
Short-Term Investments	0.2
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford Value HLS Fund
Schedule of Investments
December 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9%
	Automobiles and Components - 0.9%
75	General Motors Co. ●	$2,164
274	Goodyear (The) Tire &Rubber Co. ●	3,785
		5,949
	Banks - 7.0%
261	BB&T Corp.	7,607
236	PNC Financial Services Group, Inc.	13,739
704	Wells Fargo & Co.	24,048
		45,394
	Capital Goods - 10.6%
71	3M Co.	6,581
96	Boeing Co.	7,265
164	Eaton Corp. plc	8,877
602	General Electric Co.	12,631
107	Illinois Tool Works, Inc.	6,531
135	Ingersoll-Rand plc	6,492
100	PACCAR, Inc.	4,515
102	Spirit Aerosystems Holdings, Inc. ●	1,738
108	Stanley Black & Decker, Inc.	8,015
82	United Technologies Corp.	6,765
		69,410
	Commercial and Professional Services - 0.6%
138	Tyco International Ltd.	4,034

	Consumer Durables and Apparel - 1.5%
100	Mattel, Inc.	3,653
265	Newell Rubbermaid, Inc.	5,895
		9,548
	Diversified Financials - 10.5%
121	Ameriprise Financial, Inc.	7,555
46	BlackRock, Inc.	9,571
289	Citigroup, Inc.	11,419
135	Credit Suisse Group ADR	3,327
70	Goldman Sachs Group, Inc.	8,979
26	IntercontinentalExchange, Inc. ●	3,219
560	JP Morgan Chase & Co.	24,631
230	Solar Cayman Ltd. ⌂■●†	16
		68,717
	Energy - 13.1%
87	Anadarko Petroleum Corp.	6,492
205	Chevron Corp.	22,155
31	EOG Resources, Inc.	3,684
178	Exxon Mobil Corp.	15,417
240	Halliburton Co.	8,340
163	Marathon Oil Corp.	4,984
100	Noble Corp.	3,471
133	Occidental Petroleum Corp.	10,165
77	Royal Dutch Shell plc ADR	5,455
149	Southwestern Energy Co. ●	4,980
		85,143
	Food and Staples Retailing - 1.4%
188	CVS Caremark Corp.	9,093

	Food, Beverage and Tobacco - 4.6%
78	Anheuser-Busch InBev N.V.	6,834
124	General Mills, Inc.	5,021
51	Kraft Foods Group, Inc. ●	2,321
98	PepsiCo, Inc.	6,677
112	Philip Morris International, Inc.	9,388
		30,241
	Health Care Equipment and Services - 4.3%
119	Baxter International, Inc.	7,914
142	Covidien plc	8,201
82	HCA Holdings, Inc.	2,488
170	UnitedHealth Group, Inc.	9,211
		27,814
	Insurance - 8.7%
171	ACE Ltd.	13,681
216	American International Group, Inc. ●	7,617
86	Chubb Corp.	6,483
300	Marsh & McLennan Cos., Inc.	10,342
163	Principal Financial Group, Inc.	4,638
89	Swiss Re Ltd.	6,482
345	Unum Group	7,176
		56,419
	Materials - 5.3%
200	Dow Chemical Co.	6,456
114	E.I. DuPont de Nemours & Co.	5,106
161	International Paper Co.	6,406
147	Mosaic Co.	8,347
93	Nucor Corp.	4,003
329	Steel Dynamics, Inc.	4,524
		34,842
	Media - 3.7%
112	CBS Corp. Class B	4,247
362	Comcast Corp. Class A	13,526
212	Thomson Reuters Corp.	6,147
		23,920
	Pharmaceuticals, Biotechnology and Life Sciences - 8.0%
83	Amgen, Inc.	7,203
88	Johnson & Johnson	6,202
307	Merck & Co., Inc.	12,579
479	Pfizer, Inc.	12,005
42	Roche Holding AG	8,538
150	Teva Pharmaceutical Industries Ltd. ADR	5,612
		52,139
	Retailing - 5.4%
18	AutoZone, Inc. ●	6,482
3,040	Buck Holdings L.P. ⌂●†	2,174
113	Home Depot, Inc.	7,000
133	Kohl's Corp.	5,721
237	Lowe's Co., Inc.	8,429
98	Nordstrom, Inc.	5,223
		35,029
	Semiconductors and Semiconductor Equipment - 4.3%
170	Analog Devices, Inc.	7,130
393	Intel Corp.	8,113
200	Maxim Integrated Products, Inc.	5,869
202	Xilinx, Inc.	7,235
		28,347
	Software and Services - 1.1%
278	Microsoft Corp.	7,426

	Technology Hardware and Equipment - 3.3%
867	Cisco Systems, Inc.	17,042
141	Hewlett-Packard Co.	2,009
72	NetApp, Inc. ●	2,409
		21,460

The accompanying notes are an integral part of these financial statements.

5

Hartford Value HLS Fund
Schedule of Investments – (continued)
December 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.9% - (continued)
	Telecommunication Services - 2.2%
434	AT&T, Inc.		$14,622

	Utilities - 3.4%
132	Edison International		5,947
77	Entergy Corp.		4,924
48	NextEra Energy, Inc.		3,314
160	Northeast Utilities		6,241
72	PPL Corp.		2,048
			22,474
	Total common stocks
	(cost $546,451)		$652,021

	Total long-term investments
	(cost $546,451)		$652,021

SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $34, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $34)
$34	0.19%, 12/31/2012		$34

Bank of Montreal TriParty Repurchase

Agreement (maturing on 01/02/2013 in the

amount of $240, collateralized by FHLMC

2.50% - 5.50%, 2019 - 2042, FNMA 0.76%

- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,

value of $245)

240	0.23%, 12/31/2012		240
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $75, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $77)
75	0.20%, 12/31/2012		75
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $473, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $482)
473	0.17%, 12/31/2012		473
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $10, collateralized by FNMA 3.00%, 2032, value of $10)
10	0.25%, 12/31/2012		10
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $333, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $339)
333	0.20%, 12/31/2012		333
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $291, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $297)
291	0.21%, 12/31/2012		291
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $6, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $6)
5	0.17%, 12/31/2012		5
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $20, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $20)
20	0.25%, 12/31/2012		20
			1,481
	Total short-term investments
	(cost $1,481)		$1,481

	Total investments
	(cost $547,932) ▲	100.1%	$653,502
	Other assets and liabilities	(0.1)%	(836)
	Total net assets	100.0%	$652,666

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $553,691 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$124,158
Unrealized Depreciation	(24,347)
Net Unrealized Appreciation	$99,811

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $2,190, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $16, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$549
03/2007	230	Solar Cayman Ltd. - 144A	67

At December 31, 2012, the aggregate value of these securities was $2,190, which represents 0.3% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Value HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$652,021	$634,811	$15,020	$2,190
Short-Term Investments	1,481	–	1,481	–
Total	$653,502	$634,811	$16,501	$2,190

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012
Assets:
Common Stocks	$6,825	$4,812	$(3,383	)*	$—	$—	$(6,064)	$—	$—	$2,190
Total	$6,825	$4,812	$(3,383)		$—	$—	$(6,064)	$—	$—	$2,190

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $(3,383).

The accompanying notes are an integral part of these financial statements.

8

Hartford Value HLS Fund
Statement of Assets and Liabilities
December 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $547,932)	$653,502
Cash	—
Receivables:
Fund shares sold	119
Dividends and interest	768
Other assets	16
Total assets	654,405
Liabilities:
Payables:
Investment securities purchased	1,130
Fund shares redeemed	473
Investment management fees	91
Distribution fees	5
Accrued expenses	40
Total liabilities	1,739
Net assets	$652,666
Summary of Net Assets:
Capital stock and paid-in-capital	$679,106
Undistributed net investment income	—
Accumulated net realized loss	(132,010)
Unrealized appreciation of investments	105,570
Net assets	$652,666
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$11.86
Shares outstanding	46,321
Net assets	$549,228
Class IB: Net asset value per share	$11.85
Shares outstanding	8,731
Net assets	$103,438

The accompanying notes are an integral part of these financial statements.

9

Hartford Value HLS Fund
Statement of Operations
For the Year Ended December 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$19,394
Interest	8
Less: Foreign tax withheld	(75)
Total investment income, net	19,327

Expenses:
Investment management fees	5,061
Distribution fees - Class IB	275
Custodian fees	8
Accounting services fees	69
Board of Directors' fees	19
Audit fees	14
Other expenses	119
Total expenses (before fees paid indirectly)	5,565
Commission recapture	(11)
Total fees paid indirectly	(11)
Total expenses, net	5,554
Net Investment Income	13,773

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	45,302
Net realized gain on foreign currency contracts	55
Net realized loss on other foreign currency transactions	(55)
Net Realized Gain on Investments and Foreign Currency Transactions	45,302

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	51,181
Net Changes in Unrealized Appreciation of Investments	51,181
Net Gain on Investments and Foreign Currency Transactions	96,483
Net Increase in Net Assets Resulting from Operations	$110,256

The accompanying notes are an integral part of these financial statements.

10

Hartford Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$13,773	$12,796
Net realized gain on investments and foreign currency transactions	45,302	29,891
Net unrealized appreciation (depreciation) of investments	51,181	(55,980)
Net Increase (Decrease) in Net Assets Resulting from Operations	110,256	(13,293)
Distributions to Shareholders:
From net investment income
Class IA	(12,440)	(10,698)
Class IB	(2,077)	(1,700)
Total distributions	(14,517)	(12,398)
Capital Share Transactions:
Class IA
Sold	29,616	31,406
Issued on reinvestment of distributions	12,440	10,698
Redeemed	(164,750)	(170,093)
Total capital share transactions	(122,694)	(127,989)
Class IB
Sold	10,336	12,495
Issued on reinvestment of distributions	2,077	1,700
Redeemed	(35,556)	(53,712)
Total capital share transactions	(23,143)	(39,517)
Net decrease from capital share transactions	(145,837)	(167,506)
Net Decrease in Net Assets	(50,098)	(193,197)
Net Assets:
Beginning of period	702,764	895,961
End of period	$652,666	$702,764
Undistributed (distribution in excess of)
net investment income	$—	$796
Shares:
Class IA
Sold	2,604	2,933
Issued on reinvestment of distributions	1,054	1,040
Redeemed	(14,358)	(15,762)
Total share activity	(10,700)	(11,789)
Class IB
Sold	906	1,155
Issued on reinvestment of distributions	176	166
Redeemed	(3,113)	(4,943)
Total share activity	(2,031)	(3,622)

The accompanying notes are an integral part of these financial statements.

11

Hartford Value HLS Fund
Notes to Financial Statements
December 31, 2012
(000’s Omitted)

1.	Organization:

Hartford Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

12

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

13

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

14

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

15

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2012
(000’s Omitted)

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$55	$—	$—	$—	$—	$55
Total	$—	$55	$—	$—	$—	$—	$55

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the

16

Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$14,517	$12,398

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(126,251)
Unrealized Appreciation†	99,811
Total Accumulated Deficit	$(26,440)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(52)
Accumulated Net Realized Gain (Loss)	56
Capital Stock and Paid-in-Capital	(4)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$82,242
2017	44,009
Total	$126,251

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. During the year ended December 31, 2012, the Fund utilized $43,923 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management

18

Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

19

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.76%
Class IB	1.01

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.37%	24.05%

20

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$150,377
Sales Proceeds Excluding U.S. Government Obligations	293,699

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

Hartford Value HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$–	$–	$(0.27)	$11.86
IB	10.36	0.23	1.50	1.73	(0.24)	–	–	(0.24)	11.85

For the Year Ended December 31, 2011
IA	10.77	0.20	(0.41)	(0.21)	(0.19)	–	–	(0.19)	10.37
IB	10.76	0.17	(0.41)	(0.24)	(0.16)	–	–	(0.16)	10.36

For the Year Ended December 31, 2010 (E)
IA	9.50	0.13	1.26	1.39	(0.12)	–	–	(0.12)	10.77
IB	9.50	0.11	1.25	1.36	(0.10)	–	–	(0.10)	10.76

For the Year Ended December 31, 2009
IA	7.77	0.14	1.75	1.89	(0.16)	–	–	(0.16)	9.50
IB	7.77	0.13	1.74	1.87	(0.14)	–	–	(0.14)	9.50

For the Year Ended December 31, 2008
IA	12.83	0.20	(4.36)	(4.16)	(0.20)	(0.70)	–	(0.90)	7.77
IB	12.81	0.20	(4.37)	(4.17)	(0.17)	(0.70)	–	(0.87)	7.77

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

16.99%		$549,228	0.76%	0.76%	2.02%	22%
16.69		103,438	1.01	1.01	1.77	–

(1.96)		591,278	0.75	0.75	1.65	16
(2.20)		111,486	1.00	1.00	1.40	–

14.67		741,230	0.78	0.78	1.36	47	(F)
14.38		154,731	1.03	1.03	1.11	–

24.37	(G)	244,909	0.87	0.87	1.65	50
24.06	(G)	63,003	1.12	1.12	1.40	–

(34.03)		217,460	0.84	0.84	1.87	57
(34.20)		63,338	1.09	1.09	1.62	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Value HLS Fund (one of the portfolios constituting the Hartford Series Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

24

Hartford Value HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Value HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.83	$3.86	$1,000.00	$1,021.29	$3.88	0.76%	184	366
Class IB	$1,000.00	$1,007.70	$5.12	$1,000.00	$1,020.04	$5.15	1.01%	184	366

28

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

30

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

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In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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Hartford Value HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

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HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-V12 2-13 113557 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $412,850 for the fiscal year ended December 31, 2011; $430,041 for the fiscal year ended December 31, 2012.

(b)	Audit Related Fees: $35,515 for the fiscal year ended December 31, 2011; $13,567 for the fiscal year ended December 31, 2012. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $85,500 for the fiscal year ended December 31, 2011; $85,500 for the fiscal year ended December 31, 2012.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2011; $0 for the fiscal year ended December 31, 2012.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2012, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $1,331,880 for the fiscal year ended December 31, 2011; $2,267,351 for the fiscal year ended December 31, 2012.

(h)	The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b) Section 906 certification.

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: February 11, 2013	By:	/s/ Mark. A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures